UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Caroline Kraus

Goldman, Sachs & Co.

200 West Street

New York, NY 10282

Copies to:

Geoffrey R.T. Kenyon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Reports to Shareholders are filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Global Trends

Allocation Fund

Annual Report

December 31, 2016

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks total return while seeking to provide volatility management.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 4.49% and 4.33%, respectively. These returns compare to the 6.07% average annual total return of the Fund’s benchmark, the Global Trends Allocation Composite Index (the “Index”), during the same time period. The components of the Fund’s benchmark, the MSCI World Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%), generated average annual total returns of 8.13% and 2.64%, respectively, during the same time period.

Importantly, during the Reporting Period, the Fund’s overall annualized volatility (which is measured versus the S&P 500® Index) was 5.80%, less than the S&P 500® Index’s annualized volatility of 13.10% during the same time period.

What economic and market factors most influenced the Fund during the Reporting Period?

Global equities suffered a rout at the beginning of the Reporting Period, triggered by concerns about an intensifying economic slowdown in China and exacerbated by a plunge in crude oil prices. In March 2016, central bank dovishness, along with receding global economic concerns and oil price stabilization, helped to drive a global equity market recovery. (Dovish tends to suggest lower interest rates; opposite of hawkish.) In April 2016, market sentiment appeared to remain sanguine, as oil prices rose and China economic growth concerns abated with modestly improving economic data. Both the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) were on hold, or did not make any monetary policy changes, in April 2016. However, a lack of additional stimulus from the BoJ and a weaker than consensus expected first quarter U.S. Gross Domestic Product (“GDP”) growth rate of 0.5% caused global equities to sell off near the end of the month. Markets then rallied toward the end of May 2016 on anticipation of better economic data, rising oil prices and optimism that the U.S. economy could withstand possible Federal Reserve (“Fed”) rate hikes. In June 2016, global equity markets were dominated by anticipation around the U.K. referendum on membership in the European Union, popularly known as Brexit. Markets sold off in the global risk-off sentiment that dominated the days following the June 23, 2016 vote given the surprise “leave” result. They generally rebounded in the latter days of June 2016 and into July 2016, buoyed by expectations of easier monetary policy and a recovery in risk appetite, despite the increased uncertainty post Brexit. Investor concerns about a potential Fed interest rate hike intensified following a strong July 2016 U.S. jobs reports and Fed Chair Yellen’s hawkish Jackson Hole speech in late August 2016. In September 2016, global equity markets declined on the ECB’s lack of commitment to extend easing beyond March 2017. Meanwhile, the Fed left interest rates unchanged, while the BoJ introduced a 0% target for its 10-year government bond yield to exercise “yield curve control.” Global equities generally rebounded following the Fed and BoJ decisions, which markets viewed as generally benign. In November 2016, following the unexpected victory of Donald Trump in the U.S. elections, global equity markets rallied on anticipation of a pro-growth impact of Mr. Trump’s fiscal stimulus plan. Global equities saw another gain during an eventful December 2016, with the resignation of Prime Minister Renzi after Italian voters’ rejection of that nation’s constitutional reform referendum, the Fed’s first interest rate hike in a year and the ECB’s decision to slow its monthly pace of quantitative easing while extending the program to the end of 2017.

In terms of fixed income, when the Reporting Period began, spread (or non-government bond) sectors retreated, selling off significantly from January to mid-February 2016. The selloff was driven by an increase in a number of perceived risks, including slowing Chinese economic activity, the possibility of persistent oil oversupply and deteriorating corporate bond fundamentals, as the U.S. credit cycle entered its later stage. Some of these risks eased in the second half of the first calendar quarter, as economic news from China improved, U.S. oil production showed signs of slowing and commodity prices appeared to stabilize. As a result, spread sectors largely retraced their losses by the end of March 2016. During the second quarter of 2016, spread sectors rallied on stabilization of commodities prices as well as on declining fears about slowing Chinese economic growth and the potential for a U.S. economic recession. Spread sectors withstood the Brexit vote relatively well, selling off at first but then recovering most of their losses afterwards. During the third calendar quarter, spread sectors continued to advance. Overall, global interest rates

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

remained low, as the world’s central banks remained broadly accommodative. In the fourth quarter of 2016, spread sectors generally outperformed U.S. Treasury securities in a reversal from the volatile start to the calendar year. Commodity prices stabilized, and crude oil prices rose following an agreement in November 2016 by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC producers to cut production, which provided support for energy issuers within the corporate credit market as well as for oil-exporting emerging economies. Donald Trump’s victory in the November 2016 U.S. election marked an important regime change in monetary, fiscal and regulatory policy. Market expectations shifted toward a faster pace of Fed monetary policy tightening, increased fiscal stimulus and a potentially looser regulatory agenda. After the election, global interest rates rose. In December 2016, the Fed raised short-term interest rates, resulting in a further rise in U.S. Treasury yields, with a notable increase in shorter-term yields.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund primarily seeks to achieve its investment objective by investing in a global portfolio of equity and fixed income asset classes. Under normal market conditions, the Fund expects to invest at least 40% of its assets in equity investments and at least 20% of its assets in fixed income investments. The percentage of the Fund’s portfolio exposed to any asset class or geographic region will vary from time to time as the weightings of the Fund change, and the Fund may not be invested in each asset class at all times.

As part of the Fund’s investment strategy, the Investment Adviser seeks to manage volatility and limit losses by allocating the Fund’s assets away from risky investments in distressed or volatile market environments. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. In distressed or volatile market environments, the Fund may also hold significant amounts of U.S. Treasury, short-term or other fixed income investments, including money market funds and repurchase agreements or cash, and at times may invest up to 100% of its assets in such investments.

During the Reporting Period, the Fund continued dynamically allocating across global asset classes, using a momentum-based methodology, as it sought total return while also seeking to provide volatility management. Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. In managing the Fund, we use a methodology that evaluates historical three-, six- and nine-month returns, volatilities and correlations across a range of nine global asset classes. Represented by indices, these asset classes include, within the equities category, U.S. large-cap and small-cap, European, Asian, emerging markets and U.K. stocks. Within the fixed income category, the Fund may allocate assets to the U.S., Europe and Japan. The analysis of these asset classes drives the aggregate allocations of the Fund over time. We believe market price momentum — either positive or negative — has significant predictive power.

The Fund’s allocations to emerging market stocks and European equities detracted from its performance during the Reporting Period. Emerging market stocks and European equities, along with the broad global equity market, declined at the beginning of 2016 amid concerns of an intensifying economic slowdown in China and exacerbated by a plunge in oil prices. Although concerns about global economic growth receded toward the start of the second quarter, the U.K.’s Brexit vote shook global equity markets again. Within fixed income, the Fund’s allocation to German government bonds hurt returns, as global yields rose toward the end of the Reporting Period, offsetting gains from the first quarter of 2016 when yields fell.

On the positive side, the Fund’s overall allocations to equities and fixed income added to performance during the Reporting Period. Within equities, the largest positive contribution came from an allocation to U.S. large-cap stocks. Allocations to U.K. stocks and U.S. small-cap equities also bolstered returns. The Fund’s allocation to Japanese equities enhanced performance, albeit to a lesser extent. Within fixed income, an allocation to U.S. Treasury securities added most to the Fund’s results, followed by an allocation to Japanese government bonds. The Fund’s allocation to cash near the beginning of the Reporting Period provided downside protection as global equity markets declined.

What was the Fund’s volatility during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, for the Reporting Period overall, the Fund’s actual volatility (annualized, using daily returns) was 5.80% versus the S&P 500® Index’s annualized volatility of 13.10%.

How was the Fund positioned during the Reporting Period?

During the Reporting Period, we tactically managed the Fund’s allocations across equity and fixed income markets based on the momentum and volatility of these asset classes. At the beginning of the Reporting Period, the Fund’s total assets were allocated 46% to equities, 27% to fixed income and 26% to cash. The Fund maintained a significant allocation to cash at the start of the Reporting Period amid heightened volatility in global equity markets and as rising bond yields dampened fixed income market

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

momentum. The Fund also held small allocations to various fixed income market segments, including U.S. Treasury securities, German government bonds and Japanese government bonds. Within equities, the Fund had a significant allocation to U.S. large-cap equities and smaller allocations to Japanese, European and U.K. equities. The Fund did not have any exposure to emerging market stocks and U.S. small-cap equities at the start of the Reporting Period.

At the end of the second quarter 2016, the Fund had a small allocation to cash as global equity markets sold off following the Brexit vote. The Fund had a sizeable allocation to fixed income and a modest allocation to equities. Within fixed income, we increased the Fund’s allocations to U.S. Treasury securities and German government bonds. The Fund maintained a small allocation to Japanese government bonds. Within equities, the Fund continued to hold a significant allocation to U.S. large-cap equities and smaller allocations to U.K., European and Japanese equities. It continued to have no exposure to U.S. small-cap and emerging market equities at the end of the second quarter 2016.

Near the end of the Reporting Period, we increased the Fund’s overall equity allocations and decreased its overall fixed income allocations in response to the strong momentum of equity markets versus fixed income. Within equities, the Fund had a significant allocation to U.S. large-cap equities and small allocations to U.K., European, Japanese, U.S. small-cap and emerging market equities. Within fixed income, the Fund had small allocations to German and Japanese government bonds. It had no exposure to U.S. Treasury securities due their poor momentum, as yields rose near the end of the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap stocks, the European, Japanese and U.K. equity markets, and Japanese and German government bonds. The use of exchange-traded index futures to gain exposure to U.S. large-cap and small-cap stocks, the U.K. and Japanese equity markets and Japanese government bonds had a positive impact on the Fund’s performance during the Reporting Period, as these allocations added to returns. The use of exchange-traded futures to gain exposure to European equities and German government bonds had a negative impact on performance, as these allocations hurt returns during the Reporting Period.

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

At the end of the Reporting Period, we added to the Fund’s allocations to equities and fixed income and eliminated its allocation to cash. Within equities, we decreased the Fund’s allocation to U.S. large-cap stocks, while increasing its allocations to European, Japanese and U.K. equities as well as to U.S. small-cap stocks. We also removed the Fund’s allocation to emerging market equities. Within fixed income at the end of the Reporting Period, we increased the Fund’s allocation to German government bonds and trimmed its allocation to Japanese government bonds with the intention of eliminating the position in early 2017. The Fund did not have an allocation to U.S. Treasury securities. Overall, at the end of the Reporting Period, the Fund’s total assets were allocated 80% to equities, 20% to fixed income and 0% to cash.

Going forward, we intend to position the Fund to provide exposure to price momentum from among nine underlying asset classes, while dynamically managing the volatility, or risk, of the overall portfolio. In general, the Fund seeks to maintain a strategic allocation of at least 40% of its assets in equity investments and at least 20% of its assets in fixed income investments. The Fund may deviate from these strategic allocations in order to allocate a greater percentage to asset classes with strong momentum and to reduce its allocation to assets with weak momentum. When volatility increases, our goal is to preserve capital by proportionally increasing the Fund’s cash exposure and reducing its exposure to riskier asset classes. There is no guarantee the Fund’s dynamic management strategy will cause it to achieve its investment objective.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Index Definitions

The Global Trends Allocation Composite Index is composed 60% of MSCI World Index and 40% of Bloomberg Barclays U.S. Aggregate Bond Index. It is a composite representation prepared by the Investment Adviser of the performance of the Fund’s asset classes, weighted according to their respective weightings in the Fund’s target range.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets.

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities.

The S&P 500® Index is the Standard & Poor’s 500 composite index of 500 stocks, an unmanaged index of common stock prices.

4

FUND BASICS

Global Trends Allocation Fund

as of December 31, 2016

STANDARDIZED TOTAL RETURNS1

For the year ended 12/31/16	One Year	Three Years	Since Inception	Inception Date
Institutional	4.49%	0.96%	1.88%	10/16/13
Service	4.33	0.71	4.01	4/16/12

[1]	Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.82%	0.99%
Service	1.07	1.24

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

5

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets (excluding investments in the securities lending reinvestment vehicle if any). Investment in the securities lending reinvestment vehicle represents 2.5% of the Fund’s assets at December 31, 2016. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The underlying composition of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall composition may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	Short-Term Investments include investments in U.S. Government Agency Securities. U.S. Government Agency Securities include agency securities offered by companies such as Federal Home Loan Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $10,000 investment made on April 16, 2012 (commencement of the Fund’s operations) in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Global Trends Allocation Composite Index, (comprised of the Morgan Stanley Capital International (MSCI) World Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%)) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Global Trends Allocation Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 16, 2012 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Three Years	Since Inception
Institutional (Commenced October 16, 2013)	4.49%	0.96%	1.88%
Service (Commenced April 16, 2012)	4.33%	0.71%	4.01%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value
Exchange Traded Funds – 45.0%
566,884	iShares Core S&P 500 Fund	$127,543,231
153,562	Vanguard S&P 500 Fund(a)	31,527,815

TOTAL EXCHANGE TRADED FUNDS
(Cost $147,166,538)		$159,071,046

Shares	Distribution Rate	Value
Investment Company – 21.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares(b)(c)
74,421,507	0.455%	$74,421,507
(Cost $74,421,507)

Principal Amount	Interest Rate	Maturity Date	Value
Short-Term Investments(d) – 23.1%
FHLB Discounted Notes
$17,752,000	0.000%	03/22/17	$17,731,993
FHLMC Discounted Notes
28,544,000	0.000	04/06/17	28,503,439
FNMA Discounted Notes
35,519,000	0.000	04/17/17	35,462,560

TOTAL SHORT-TERM INVESTMENTS
(Cost $81,707,970)			$81,697,992

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $303,296,015)			$315,190,545

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(b)(c) – 2.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
8,901,225	0.455%	$8,901,225
(Cost $8,901,225)

TOTAL INVESTMENTS – 91.6%
(Cost $312,197,240)		$324,091,770

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.4%		29,549,802

NET ASSETS – 100.0%		$353,641,572

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	1,382	March 2017	$47,672,560	$691,520
Euro-Bund	238	March 2017	41,124,614	608,822
FTSE 100 Index	346	March 2017	30,061,933	778,315
Russell 2000 Mini Index	260	March 2017	17,639,700	(297,043)
TSE TOPIX Index	178	March 2017	23,119,059	415,358
10 Year Japanese Government Bonds	20	March 2017	25,709,519	15,197
TOTAL				$2,212,169

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $228,874,508)(a)	$240,769,038
Investments in affiliated issuers, at value (cost $74,421,507)	74,421,507
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	8,901,225
Cash	5,119,842
Receivables:
Investments sold	27,592,226
Collateral on certain derivative contracts	7,829,830
Reimbursement from investment adviser	40,671
Fund shares sold	31,287
Dividends	29,844
Securities lending income	2,665
Other assets	396
Total assets	364,738,531

Liabilities:
Variation margin on certain derivative contracts	1,661,314
Payables:
Payable upon return of securities loaned	8,901,225
Management fees	222,986
Distribution and Service fees and Transfer Agency fees	80,370
Fund shares redeemed	54,678
Investments purchased	30,515
Accrued expenses	145,871
Total liabilities	11,096,959

Net Assets:
Paid-in capital	355,866,791
Undistributed net investment income	887,561
Accumulated net realized loss	(17,199,542)
Net unrealized gain	14,086,762
NET ASSETS	$353,641,572
Net Assets:
Institutional	$26,561
Service	353,615,011
Total Net Assets	$353,641,572
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	2,343
Service	31,235,328
Net asset value, offering and redemption price per share:
Institutional	$11.33
Service	11.32

(a) Includes loaned securities having a market value of $ 8,657,199.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2016

Investment income:
Dividends — unaffiliated issuers	$2,800,880
Interest	1,125,782
Dividends — affiliated issuers	363,844
Securities lending income — affiliated issuer	11,497
Total investment income	4,302,003

Expenses:
Management fees	2,837,291
Distribution and Service fees — Service Shares	897,510
Professional fees	115,389
Printing and mailing costs	78,517
Transfer Agency fees(a)	71,822
Custody, accounting and administrative services	43,955
Trustee fees	17,674
Other	13,756
Total expenses	4,075,914
Less — expense reductions	(475,620)
Net expenses	3,600,294
NET INVESTMENT INCOME	701,709

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(3,391,698)
Futures contracts	3,565,143
Foreign currency transactions	52,392
Net change in unrealized gain (loss) on:
Investments	12,395,555
Futures contracts	1,959,832
Foreign currency translation	(35,547)
Net realized and unrealized gain	14,545,677
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,247,386

(a) Institutional and Service Shares incurred Transfer Agency fees of $28 and $71,794, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

From operations:
Net investment income (loss)	$701,709	$(486,837)
Net realized gain (loss)	225,837	(14,388,102)
Net change in unrealized gain (loss)	14,319,840	(5,187,236)
Net increase (decrease) in net assets resulting from operations	15,247,386	(20,062,175)

Distributions to shareholders:
From net investment income
Institutional Shares	(119)	(3,063)
Service Shares	(992,542)	(309,376)
From net realized gains
Institutional Shares	—	(21,380)
Service Shares	—	(7,668,103)
Total distributions to shareholders	(992,661)	(8,001,922)

From share transactions:
Proceeds from sales of shares	57,559,506	141,160,161
Reinvestment of distributions	992,661	8,001,922
Cost of shares redeemed	(74,879,513)	(33,842,796)
Net increase (decrease) in net assets resulting from share transactions	(16,327,346)	115,319,287
TOTAL INCREASE (DECREASE)	(2,072,621)	87,255,190

Net assets:

Beginning of year	355,714,193	268,459,003
End of year	$353,641,572	$355,714,193
Undistributed net investment income	$887,561	$—

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment Income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	$10.89	$(0.03)	$0.52	$0.49	$(0.05)	$—	$(0.05)	$11.33	4.49%	$27	0.74%		0.89%		(0.25)%	260%
2016 - Service	10.88	0.02	0.45	0.47	(0.03)	—	(0.03)	11.32	4.33	353,615	1.00		1.13		0.20	260
2015 - Institutional	11.82	0.01	(0.67)	(0.66)	(0.03)	(0.24)	(0.27)	10.89	(5.52)	1,008	0.75		0.92		0.12	504
2015 - Service	11.82	(0.02)	(0.67)	(0.69)	(0.01)	(0.24)	(0.25)	10.88	(5.82)	354,706	1.00		1.17		(0.16)	504
2014 - Institutional	11.46	0.08	0.41	0.49	(0.03)	(0.10)	(0.13)	11.82	4.23	739	0.77		1.01		0.68	304
2014 - Service	11.47	— (d)	0.45	0.45	— (d)	(0.10)	(0.10)	11.82	3.95	267,720	1.03		1.24		0.04	304
2013 - Institutional (Commenced October 16, 2013)	11.41	0.01	0.34	0.35	(0.02)	(0.28)	(0.30)	11.46	3.17	26	0.81	(e)	1.09	(e)	0.33 (e)	195
2013 - Service	10.36	(0.02)	1.42	1.40	(0.01)	(0.28)	(0.29)	11.47	13.57	136,116	1.04		1.51		(0.21)	195

FOR THE PERIOD ENDED DECEMBER 31,
2012 - Service (Commenced April 16, 2012)	10.00	0.02	0.35	0.37	—	(0.01)	(0.01)	10.36	3.74	25,990	1.04	(e)	4.21	(e)	0.27 (e)	300

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements

December 31, 2016

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Global Trends Allocation Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2016

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. With the exception of treasury securities of G8 countries (not held in money market funds that use amortized cost as a valuation methodology), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$159,071,046	$—	$—
Investment Company	74,421,507	—	—
Short-Term Investments	—	81,697,992	—
Securities Lending Reinvestment Vehicle	8,901,225	—	—
Total	$242,393,778	$81,697,992	$—

Derivative Type
Assets(a)
Futures Contracts	$2,509,212	$—	$—
Liabilities(a)
Futures Contracts	$(297,043)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2016

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2016. These instruments were used as part the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on certain derivative contracts	$1,885,193	Variation margin on certain derivative contracts	$(297,043)
Interest Rate	Variation margin on certain derivative contracts	624,019	—	—
Total		$2,509,212		$(297,043)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2016 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$3,147,600	$1,053,987	941
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	417,543	905,845	287
Total		$3,565,143	$1,959,832	1,228

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2016.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.73%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended December 31, 2016, GSAM waived $206,970 of the Fund’s management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2016, GSAM reimbursed $254,924 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2016, custody fee credits were $13,726.

E.  Line of Credit Facility — As of December 31, 2016, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2016, the Fund did not have any borrowings under the facility.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2016

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2016:

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016	Dividend Income
$160,199,048	$332,986,567	$(418,764,108)	$74,421,507	$363,844

As of December 31, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Institutional Class Shares of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2016 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
$195,441,567	$260,994,737	$246,413,035	$189,695,691

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (the “Government Money Market Fund”), an affiliated series of the Trust. Prior to September 30, 2016, the cash collateral had been invested in the Goldman Sachs Financial Square Money Market Fund. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

7.    SECURITIES LENDING (continued)

Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral is at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2016 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2016 are reported under Investment Income on the Statement of Operations. The table below details securities lending activity with affiliates of Goldman Sachs:

For the Fiscal Year ended December 31, 2016
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Funds from Lending to Goldman Sachs
$1,286	$3,747

The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Money Market Fund for the fiscal year ended December 31, 2016:

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016
$—	$10,425,000	$(10,425,000)	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2016:

Market Value 12/31/15	Purchases at Cost	Proceeds from Sales	Market Value 12/31/16
$—	$53,176,400	$(44,275,175)	$8,901,225

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2016

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2016 was as follows:

	2015	2016
Distributions paid from:
Ordinary income	$6,728,201	$992,661
Net long-term capital gains	1,273,993	—
Total taxable distributions	$8,002,194	$992,661

As of December 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$1,182,751
Undistributed long-term capital gains	—
Total undistributed earnings	$1,182,751
Capital Loss Carryforward — Perpetual short-term	$(12,097,918)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	(295,190)
Unrealized gains — net	8,985,138
Total accumulated earnings	$(2,225,219)

The Fund utilized $1,277,611 of capital loss carryforwards in the current fiscal year.

As of December 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$315,517,250
Gross unrealized gain	11,905,803
Gross unrealized loss	(3,331,283)
Net unrealized security gain	$8,574,520
Net unrealized security gain in other investments	410,618
Net unrealized gain (loss)	$8,985,138

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $1,178,513 of accumulated net realized gain to undistributed net investment income. These reclassifications have no impact on the NAV of the Fund and result primarily from differences in the tax treatment of foreign currency transactions.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk —The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund‘s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2016

9.    OTHER RISKS (continued)

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	—	$—	65,120	$767,595
Reinvestment of distributions	10	119	2,244	24,443
Shares redeemed	(90,223)	(961,682)	(37,336)	(453,426)
	(90,213)	(961,563)	30,028	338,612
Service Shares
Shares sold	5,287,482	57,559,506	12,070,417	140,392,566
Reinvestment of distributions	87,603	992,542	732,551	7,977,479
Shares redeemed	(6,728,313)	(73,917,831)	(2,872,736)	(33,389,370)
	(1,353,228)	(15,365,783)	9,930,232	114,980,675
NET INCREASE (DECREASE)	(1,443,441)	$(16,327,346)	9,960,260	$115,319,287

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of the

Goldman Sachs Global Trends Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Global Trends Allocation Fund (the “Fund”), a fund of the Goldman Sachs Variable Insurance Trust, as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2017

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Fund Expenses — Period Ended December 31, 2016 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*
Institutional
Actual	$1,000	$1,040.30		$3.85
Hypothetical 5% return	1,000	1,021.37	+	3.81
Service
Actual	1,000	1,039.50		5.18
Hypothetical 5% return	1,000	1,020.06	+	5.13

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.75% and 1.01% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the Board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2016, 100% of the dividends paid from net investment company taxable income by the Global Trends Allocation Fund qualify for the dividends received deduction available to corporations.

32

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund.

© 2017 Goldman Sachs. All rights reserved.

VITNAVAR-17/80895-TMPL-02/2017-468850/12.7K

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Large Cap Value Fund

Annual Report

December 31, 2016

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 11.55% and 11.25%, respectively. These returns compare to the 17.29% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 11.93% during the Reporting Period, despite a global rout at the start of the year, unexpected political events both domestically and abroad and a Federal Reserve (“Fed”) interest rate hike.

As the Reporting Period began in January 2016, U.S. equities were embroiled in a global rout, triggered by investor concerns about an intensifying economic slowdown in China and exacerbated by an oil price plunge. Following a December 2015 interest rate hike, the January 2016 Fed statement acknowledged these external risks and tightening financial conditions. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were also supported by stronger economic data, rallying as fourth quarter 2015 U.S. Gross Domestic Product (“GDP”) came in above consensus expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two interest rate hikes in 2016, down from four. Along with receding global economic concerns, this helped to drive a recovery in U.S. equities. Released in March 2016, February 2016 unemployment data came in ahead of market consensus, with unemployment steady at 4.9% in spite of higher participation rates and declining underemployment.

Following the rebound in March 2016, market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated. U.S. equities fell near the end of the month as investors were disappointed by a lack of additional stimulus from the Bank of Japan and by a weaker than consensus expected first quarter U.S. GDP growth rate of 0.5%. Weaker than expected May 2016 payroll data drove expectations for a Fed interest rate hike in June 2016 temporarily lower, but subsequent hawkish Fed minutes revived market expectations. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) The Fed ultimately held interest rates steady in June 2016 and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. Markets were otherwise dominated in June 2016 by the U.K. referendum on membership in the European Union, popularly known as Brexit. U.S. equities sold off in the global risk-off in June 2016 following the surprise “leave” result. Markets rebounded in the latter days of the month owing to improving risk sentiment as markets digested the Brexit vote outcome and on dovish remarks from Bank of England Governor Carney.

In July 2016, U.S. equities were buoyed by strong economic data and corporate earnings, despite increased uncertainty post-Brexit. In her August 2016 Jackson Hole speech, Fed Chair Janet Yellen acknowledged the case for an interest rate hike had strengthened in the then-recent months. Along with strong labor market data and other hawkish comments from the Fed, this significantly increased the market-implied probability of an interest rate hike by year-end 2016, causing U.S. equities to sell off. In early September 2016, equities fell as the European Central Bank disappointed markets with its lack of commitment to extend quantitative easing. However, there was a subsequent rebound following the Fed’s decision in September 2016 to leave interest rates unchanged.

In October 2016, a combination of hawkish Fed commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike. U.S. GDP increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus expectations and the strongest growth rate in two years. Following the unexpected victory of Donald Trump in the November 2016 U.S. elections, U.S. equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of Mr. Trump’s fiscal stimulus plan. The Fed raised rates 0.25% in December 2016, for the first time in a year, but as had

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

largely been anticipated, and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement.

For the Reporting Period overall, energy, telecommunication services and financials were the best performing sectors in the S&P 500® Index by a wide margin. Industrials, materials, utilities and information technology also posted double-digit gains that outpaced the S&P 500® Index during the Reporting Period. The weakest performing sectors in the S&P 500® Index were real estate and health care, the only two to post negative absolute returns, followed by consumer staples and consumer discretionary, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, small-cap stocks, as measured by the Russell 2000® Index, performed best, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then, large-cap stocks, as measured by the Russell 1000® Index. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

While the Fund posted strong absolute gains, it underperformed the Russell Index on a relative basis. Stock selection had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the health care, industrials and financials sectors detracted most from the Fund’s relative results. Only partially offsetting these detractors was stock selection in the energy, real estate and consumer staples sectors, which contributed positively. Having underweighted allocations to real estate and consumer staples, which each lagged the Russell Index during the Reporting Period, also helped.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to the Russell Index were positions in global pharmaceutical company Allergan, U.S.-based pharmaceutical company Vertex Pharmaceuticals and global insurance company Prudential Financial.

During the Reporting Period, Allergan’s shares were negatively affected when its announced merger with Pfizer fell through due to potential regulatory risk. Following the U.S. presidential election results, we took the opportunity to increase the Fund’s position in the company, as we continue to believe Allergan is a high quality business. At the end of the Reporting Period, the company continued to trade at an attractive valuation and had meaningful pipeline opportunities to support long-term returns. We also believed Allergan’s growth outlook remained superior to that of most large-cap pharmaceutical companies, and its proven management team should continue to engage in value accretive deals, in our view. Additionally, the company recently sold its generic business to Teva Pharmaceuticals at what we consider to be an attractive valuation, which should allow Allergan the flexibility to pay down debt, return capital to shareholders and continue to invest in its pipeline.

Vertex Pharmaceuticals is primarily focused on treatments for cystic fibrosis. The majority of its underperformance of the Russell Index came as investors began to raise concerns about a key pipeline drug that is widely expected to expand the company’s penetration into the cystic fibrosis market, causing downward pressure on the company’s stock. At the end of the Reporting Period, we believed these concerns were transitory and that Vertex Pharmaceuticals has the potential to expand its reach into the cystic fibrosis market through its two next-generation pipeline drugs. Additional concerns by the market regarding the company’s anticipated 2017 guidance also contributed to the stock’s decline. Despite the pullback during the Reporting Period, we believe the company’s cystic fibrosis products have significant upside potential and that the stock was trading at the end of the Reporting Period at a compelling valuation relative to its peer group.

Prudential Financial was also a top detractor from the Fund’s relative performance during the Reporting Period. While its fourth quarter 2015 earnings results were broadly in line with market expectations, the Fed’s more dovish comments and negative sentiment surrounding an impending Department of Labor fiduciary ruling pressured the stock’s share price during the first quarter of 2016. Strict to our sell discipline, as key points of our investment thesis became challenged, we sold the Fund’s position in the stock during the second quarter of 2016 in favor of higher conviction names.

What were some of the Fund’s best-performing individual stocks?

Relative to the Russell Index, the Fund benefited most from positions in global financial services company Bank of America, oil and natural gas exploration and production company Southwestern Energy and life insurance company Lincoln National.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Bank of America’s stock performance was driven in part by a positive fiscal second quarter earnings report. The company announced an additional $3.3 billion in cost reductions by 2018, bringing its total cost reduction program to $53.0 billion. Additionally, its shares rose sharply following the U.S. presidential election, as sentiment around the financials sector in general, and banks in particular, improved. Its stock price continued to strengthen after the company reported fiscal fourth quarter revenue and earnings that exceeded consensus expectations, largely due to improved trading and investment banking growth. At the end of the Reporting Period, we continued to believe shares of Bank of America were attractively valued, given rising U.S. interest rates and an improving U.S. economy. In our view, its management is committed to improving execution, growing margins and returning capital to shareholders. However, in light of its outperformance, we slightly moderated the Fund’s position in Bank of America to better reflect, in our view, its risk/return profile.

Southwestern Energy was also a top contributor to the Fund’s relative performance during the Reporting Period. Its stock performance was driven primarily by a rise in natural gas prices during the first half of the Reporting Period. Sentiment on natural gas and on natural gas-related companies improved due to a better supply and demand outlook for the natural gas market. Although its stock price faced pressure during the fourth quarter of 2016 due to weaker natural gas prices, we continued to see upside potential for Southwestern Energy given what we view as the company’s high quality assets, specifically in the Marcellus, Fayetteville and Utica Shales. At the end of the Reporting Period, we remained encouraged by its management team’s focus on cutting costs and divesting assets in an effort to maintain an appropriate level of debt and by its commitment to capital efficiency amidst a more challenging macro environment.

We opportunistically initiated a position in Lincoln National following downward pressure from Brexit. Its shares subsequently rose following the U.S. presidential election, as sentiment around the regulatory environment improved and interest rates rose. In addition, its share price strengthened after the company reported strong third quarter 2016 earnings that exceeded market expectations. At the end of the Reporting Period, we maintained a constructive view on Lincoln National’s strategy to shift sales to lower-risk products and on its strong risk management practices, which we believe could result in continued market confidence in its return on equity sustainability. Despite the recent rally, we remained positive at the end of the Reporting Period on the company’s risk/reward profile given its management’s execution and what we believe to be the likelihood of rising interest rates.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the second quarter of 2016, we initiated a number of positions in what we considered to be high quality, defensible businesses trading at attractive valuations. This included a position in Verizon Communications, a wireless communications provider. In our view, the company is a high quality franchise with solid new product revenues and an improving free cash flow profile. Additionally, we believe Verizon has some of the best assets in the industry, and we were positive, at the time of purchase, on its recent customer growth. We believe that going forward Verizon should have the potential to experience healthy growth should its management team continue to invest and focus on its strong wireless business.

We also initiated a position during the second quarter of 2016 in ConocoPhillips, an oil and natural gas exploration and production company. We believe ConocoPhillips is a high quality company that has the ability to maintain production despite capital expenditure reductions.

In addition to those sales already mentioned, we sold the Fund’s position in EMC. We believed EMC was one of the best positioned information technology hardware vendors in the industry. We felt the recovery in enterprise spending would benefit EMC, as companies increasingly focus on both storage spending and virtualization. Finally, we believed the company was attractively valued given its strong free cash flow generation and above-average growth prospects relative to its peers. Our thesis was validated when it was announced that EMC would be acquired by Dell for a healthy premium. Following substantial appreciation in the stock, we exited the position in favor of other opportunities with more upside potential.

We sold the Fund’s position in AT&T, a telecommunications company. We had initiated a position in the stock because we were attracted to its above-market-average dividend yield, potential synergies from its acquisition of DirecTV and the potential for free cash flow generation to improve as a result of lower capital expenditures. Strict to our sell discipline, we exited the position after the stock rallied and reached our price target.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials, materials and energy increased compared to the Russell Index. The Fund’s allocations compared to the Russell Index in information technology, consumer staples and utilities decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2016, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, health care and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities, real estate and consumer staples and was rather neutrally weighted to the Russell Index in financials, energy, industrials, telecommunication services and materials.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective June 30, 2016, Andrew Braun, Managing Director and Portfolio Manager on the U.S. Value Equity Team for the Mid and Large Cap Value strategies, left the firm. For the Fund, John Arege, Managing Director and Portfolio Manager, has assumed Andy’s responsibilities in the financials (excluding REITs) industry. He will retain his existing coverage in the insurance and energy market segment and has transitioned his responsibilities in industrials to Kevin Martens, Vice President and Portfolio Manager. John will continue as Co-lead Portfolio Manager along with Sean Gallagher, Managing Director and Chief Investment Officer.

The U.S. Value Equity Team continues to be led by Sean Gallagher. Sean has 24 years of investing experience and has been the Head of the U.S. Value Equity Team and Chief Investment Officer since 2009. He joined Goldman Sachs in 2000. Sean continues to lead a well-resourced and talented team of investment professionals. The U.S. Value Equity Team consists of more than 25 investment professionals, including 15 portfolio managers averaging more than 19 years of investment experience.

What is the Fund’s tactical view and strategy for the months ahead?

As we enter 2017, we see an increasingly positive backdrop for the U.S. equity markets, as the U.S. transitions to what many believe will be a pro-growth environment. In our view, if realized, most companies could benefit from aggressive fiscal policy, including lower taxes and increased spending, and a less restrictive regulatory environment. In the near term, however, uncertainty around policy specifics and timing could increase volatility. While our aggregate return expectations are lower than in recent years given what we consider to be relatively full valuations, we believe U.S. equities still look more attractive than most other asset classes. Accordingly, we favor high quality, domestically-oriented companies with what we feel are strong management teams. Additionally, after several years of thematic-driven markets, we are excited about the prospect of increasing dispersion at the stock level. We believe an active approach is poised to benefit in this type of environment, as companies differentiate themselves on earnings growth and valuation.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Fund.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Index Definitions

The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is not possible to invest directly in an index.

5

FUND BASICS

Large Cap Value Fund

as of December 31, 2016

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	11.55%	13.82%	4.50%	4.93%	1/12/98
Service	11.25	13.54	N/A	3.94	7/24/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.74%	0.81%
Service	0.99	1.06

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/163

Holding	% of Net Assets	Line of Business
Wells Fargo & Co.	5.4%	Banks
Bank of America Corp.	5.1	Banks
General Electric Co.	3.9	Capital Goods
JPMorgan Chase & Co.	3.7	Banks
Verizon Communications, Inc.	3.6	Telecommunication Services
Exxon Mobil Corp.	2.8	Energy
ConocoPhillips	2.8	Energy
Pfizer, Inc.	2.6	Pharmaceuticals, Biotechnology & Life Sciences
American Express Co.	2.3	Diversified Financials
Allergan plc	2.3	Pharmaceuticals, Biotechnology & Life Sciences

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2016

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $10,000 investment made on January 1, 2007 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced January 12, 1998)	11.55%	13.82%	4.50%	4.93%
Service (Commenced July 24, 2007)	11.25%	13.54%	N/A	3.94%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stocks – 99.7%
Automobiles & Components – 0.8%
168,645	General Motors Co.	$5,875,592

Banks – 14.2%
1,785,624	Bank of America Corp.	39,462,290
336,695	JPMorgan Chase & Co.	29,053,412
759,088	Wells Fargo & Co.	41,833,340

		110,349,042

Capital Goods – 8.2%
125,535	Caterpillar, Inc.	11,642,116
160,753	Eaton Corp. plc	10,784,919
117,945	Fluor Corp.	6,194,471
952,974	General Electric Co.	30,113,978
94,933	Textron, Inc.	4,609,947

		63,345,431

Diversified Financials – 7.8%
242,529	American Express Co.	17,966,548
111,686	Capital One Financial Corp.	9,743,487
422,143	Deutsche Bank AG (Registered)*	7,640,788
359,031	Invesco Ltd.	10,893,001
343,098	Morgan Stanley	14,495,890

		60,739,714

Energy – 13.3%
377,070	BP plc ADR	14,094,876
138,193	Chevron Corp.	16,265,316
426,713	ConocoPhillips	21,395,390
238,560	Exxon Mobil Corp.	21,532,426
279,437	National Oilwell Varco, Inc.	10,462,121
212,351	Range Resources Corp.	7,296,380
1,080,940	Southwestern Energy Co.*	11,695,771

		102,742,280

Food & Staples Retailing – 1.2%
140,128	Kroger Co. (The)	4,835,817
154,647	Whole Foods Market, Inc.	4,756,942

		9,592,759

Food, Beverage & Tobacco – 3.5%
117,568	Campbell Soup Co.	7,109,337
61,650	General Mills, Inc.	3,808,120
52,046	Kellogg Co.	3,836,311
137,969	Mondelez International, Inc. Class A	6,116,166
113,622	Reynolds American, Inc.	6,367,377

		27,237,311

Health Care Equipment & Services – 4.0%
411,151	Abbott Laboratories	15,792,310
54,652	Aetna, Inc.	6,777,394
21,967	Humana, Inc.	4,481,927
53,311	Medtronic plc	3,797,343

		30,848,974

Common Stocks – (continued)
Household & Personal Products – 2.1%
45,046	Kimberly-Clark Corp.	$5,140,649
135,959	Procter & Gamble Co. (The)	11,431,433

		16,572,082

Insurance – 4.2%
163,774	Hartford Financial Services Group, Inc. (The)	7,803,831
163,433	Lincoln National Corp.	10,830,705
259,408	MetLife, Inc.	13,979,497

		32,614,033

Materials – 3.2%
94,263	Ball Corp.	7,076,323
189,418	E.I. du Pont de Nemours & Co.	13,903,281
308,178	Freeport-McMoRan, Inc.*	4,064,868

		25,044,472

Media – 3.4%
112,152	Comcast Corp. Class A	7,744,096
222,852	DISH Network Corp. Class A*	12,909,816
152,339	Viacom, Inc. Class B	5,347,099

		26,001,011

Pharmaceuticals, Biotechnology & Life Sciences – 8.5%
84,732	Allergan plc*	17,794,568
100,145	Celgene Corp.*	11,591,784
58,077	Johnson & Johnson	6,691,051
621,492	Pfizer, Inc.	20,186,060
129,481	Vertex Pharmaceuticals, Inc.*	9,538,865

		65,802,328

Real Estate Investment Trusts – 2.4%
51,599	AvalonBay Communities, Inc.	9,140,763
91,284	Vornado Realty Trust	9,527,311

		18,668,074

Retailing – 2.9%
102,294	Dollar General Corp.	7,576,916
28,871	Home Depot, Inc. (The)	3,871,024
107,070	L Brands, Inc.	7,049,489
50,686	TJX Cos., Inc. (The)	3,808,039

		22,305,468

Semiconductors & Semiconductor Equipment – 1.5%
318,517	Intel Corp.	11,552,611

Software & Services – 5.8%
16,917	Alphabet, Inc. Class A*	13,405,877
131,491	eBay, Inc.*	3,903,968
434,106	Oracle Corp.	16,691,376
242,432	Symantec Corp.	5,791,700
65,413	Visa, Inc. Class A	5,103,522

		44,896,443

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware & Equipment – 3.6%
34,474	Apple, Inc.	$3,992,779
474,142	Cisco Systems, Inc.	14,328,571
238,039	Corning, Inc.	5,777,207
59,269	TE Connectivity Ltd.	4,106,156

		28,204,713

Telecommunication Services – 4.1%
66,788	Level 3 Communications, Inc.*	3,764,172
529,612	Verizon Communications, Inc.	28,270,688

		32,034,860

Transportation – 2.1%
160,157	Union Pacific Corp.	16,605,078

Utilities – 2.9%
325,675	FirstEnergy Corp.	10,086,155
203,044	PG&E Corp.	12,338,984

		22,425,139

TOTAL COMMON STOCKS
(Cost $649,482,887)		$773,457,415

Shares	Distribution Rate	Value
Investment Company(a)(b) – 0.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
944	0.455%	$944
(Cost $944)

TOTAL INVESTMENTS – 99.7%
(Cost $649,483,831)		$773,458,359

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		1,969,635

NET ASSETS – 100.0%		$775,427,994

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

Investment Abbreviation:
ADR	—American Depositary Receipt

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $649,482,887)	$773,457,415
Investments in affiliated issuers, at value (cost $944)	944
Cash	2,352,382
Receivables:
Dividends	662,635
Reimbursement from investment adviser	49,715
Fund shares sold	43,489
Other assets	463
Total assets	776,567,043

Liabilities:
Payables:
Management fees	477,629
Fund shares redeemed	387,837
Distribution and Service fees and Transfer Agency fees	127,126
Investments purchased	944
Accrued expenses	145,513
Total liabilities	1,139,049

Net Assets:
Paid-in capital	659,311,789
Undistributed net investment income	624,847
Accumulated net realized loss	(8,483,170)
Net unrealized gain	123,974,528
NET ASSETS	$775,427,994
Net Assets:
Institutional	$243,875,139
Service	531,552,855
Total Net Assets	$775,427,994
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	23,992,308
Service	52,305,487
Net asset value, offering and redemption price per share:
Institutional	$10.16
Service	10.16

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2016

Investment income:
Dividends — unaffiliated issuers	$22,199,381
Dividends — affiliated issuers	7,335
Total investment income	22,206,716

Expenses:
Management fees	6,289,307
Distribution and Service fees — Service Shares	1,450,099
Transfer Agency fees(a)	167,700
Printing and mailing costs	154,587
Professional fees	89,914
Custody, accounting and administrative services	70,583
Trustee fees	17,458
Other	28,549
Total expenses	8,268,197
Less — expense reductions	(603,586)
Net expenses	7,664,611
NET INVESTMENT INCOME	14,542,105

Realized and unrealized gain (loss):
Net realized gain from investments (including commissions recaptured of $80,134)	3,065,360
Net change in unrealized gain on investments	69,964,908
Net realized and unrealized gain	73,030,268
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,572,373

(a) Institutional and Service Shares incurred Transfer Agency fees of $51,702 and $115,998, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

From operations:
Net investment income	$14,542,105	$11,690,140
Net realized gain	3,065,360	95,458,298
Net change in unrealized gain (loss)	69,964,908	(148,127,736)
Net increase (decrease) in net assets resulting from operations	87,572,373	(40,979,298)

Distributions to shareholders:
From net investment income
Institutional Shares	(5,067,653)	(4,277,987)
Service Shares	(9,637,716)	(7,701,841)
From net realized gains
Institutional Shares	(2,433,036)	(34,533,023)
Service Shares	(5,324,082)	(75,483,763)
Total distributions to shareholders	(22,462,487)	(121,996,614)

From share transactions:
Proceeds from sales of shares	46,845,142	81,069,087
Reinvestment of distributions	22,462,487	121,996,614
Cost of shares redeemed	(249,588,098)	(168,775,231)
Net increase (decrease) in net assets resulting from share transactions	(180,280,469)	34,290,470
TOTAL DECREASE	(115,170,583)	(128,685,442)

Net assets:

Beginning of year	890,598,577	1,019,284,019
End of year	$775,427,994	$890,598,577
Undistributed net investment income	$624,847	$1,299,901

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	$9.39	$0.18	$0.91	$1.09	$(0.22)	$(0.10)	$(0.32)	$10.16	11.55%	$243,875	0.74%	0.81%	1.91%	130%
2016 - Service	9.39	0.16	0.90	1.06	(0.19)	(0.10)	(0.29)	10.16	11.25	531,553	0.99	1.06	1.66	130
2015 - Institutional	11.39	0.15	(0.67)	(0.52)	(0.16)	(1.32)	(1.48)	9.39	(4.41)	279,910	0.74	0.81	1.38	83
2015 - Service	11.38	0.13	(0.67)	(0.54)	(0.13)	(1.32)	(1.45)	9.39	(4.58)	610,689	0.99	1.06	1.13	83
2014 - Institutional	12.59	0.16	1.38	1.54	(0.19)	(2.55)	(2.74)	11.39	12.94	326,543	0.75	0.80	1.21	72
2014 - Service	12.58	0.13	1.37	1.50	(0.15)	(2.55)	(2.70)	11.38	12.61	692,741	1.00	1.05	0.96	72
2013 - Institutional	10.76	0.14	3.39	3.53	(0.16)	(1.54)	(1.70)	12.59	33.23	370,241	0.75	0.79	1.15	86
2013 - Service	10.75	0.11	3.39	3.50	(0.13)	(1.54)	(1.67)	12.58	32.93	792,553	1.00	1.04	0.91	86
2012 - Institutional	9.39	0.15	1.64	1.79	(0.15)	(0.27)	(0.42)	10.76	19.07	351,677	0.77	0.78	1.40	120
2012 - Service	9.38	0.12	1.64	1.76	(0.12)	(0.27)	(0.39)	10.75	18.77	734,577	1.02	1.03	1.15	120

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements

December 31, 2016

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2016

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$773,457,415	$—	$—
Investment Company	944	—	—
Total	$773,458,359	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.72	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2016, GSAM waived $251,581 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended December 31, 2016, GSAM waived $3,819 of the Fund’s management fee.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2016

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2016, GSAM reimbursed $327,540 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2016, custody fee credits were $20,646.

E.  Line of Credit Facility — As of December 31, 2016, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2016, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates —The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2016:

Market Value 12/31/15	Purchases at Cost	Proceeds from Sales	Market Value 12/31/16	Dividend Income
$—	$78,389,752	$(78,388,808)	$944	$7,335

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2016 were $1,057,308,791 and $1,245,440,557, respectively.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash as collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Fund’s overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2016 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

For the fiscal year ended December 31, 2016, the Fund did not lend any securities.

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2016 was as follows:

	2015	2016
Distributions paid from:
Ordinary income	$33,603,562	$14,929,563
Net long-term capital gains	88,393,052	7,532,924
Total taxable distributions	$121,996,614	$22,462,487

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2016

7.    TAX INFORMATION (continued)

As of December 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$3,246,299
Undistributed long-term capital gains	563,677
Total undistributed earnings	$3,809,976
Unrealized gains — net	112,306,229
Total accumulated gains — net	$116,116,205

As of December 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$661,152,130
Gross unrealized gain	135,590,078
Gross unrealized loss	(23,283,849)
Net unrealized security gain	$112,306,229

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $511,790 from undistributed net investment income into accumulated net realized gain. This reclassification has no impact on the NAV of the Fund and results primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

8.    OTHER RISKS (continued)

exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.     SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,208,095	$11,301,985	2,160,929	$23,733,358
Reinvestment of distributions	732,489	7,500,689	4,177,719	38,811,010
Shares redeemed	(7,742,346)	(74,469,762)	(5,222,161)	(57,804,985)
	(5,801,762)	(55,667,088)	1,116,487	4,739,383
Service Shares
Shares sold	3,825,318	35,543,157	5,254,815	57,335,729
Reinvestment of distributions	1,461,113	14,961,798	8,954,317	83,185,604
Shares redeemed	(18,016,464)	(175,118,336)	(10,053,254)	(110,970,246)
	(12,730,033)	(124,613,381)	4,155,878	29,551,087
NET (DECREASE) INCREASE	(18,531,795)	$(180,280,469)	5,272,365	$34,290,470

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of the

Goldman Sachs Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Large Cap Value Fund (the “Fund”), a fund of the Goldman Sachs Variable Insurance Trust, as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2017

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2016 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*
Institutional
Actual	$1,000	$1,102.90		$3.91
Hypothetical 5% return	1,000	1,021.42	+	3.76
Service
Actual	1,000	1,102.30		5.23
Hypothetical 5% return	1,000	1,020.16	+	5.03

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.74% and 0.99% for the Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the Board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2016, 98.26% of the dividends paid from net investment company taxable income by the Large Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Value Fund designates $7,532,924 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2016.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund.

© 2017 Goldman Sachs. All rights reserved.

VITLCVAR-17/80638-TMPL-02/2017-468825

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Mid Cap Value Fund

Annual Report

December 31, 2016

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 13.49% and 13.24%, respectively. These returns compare to the 19.94% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 11.93% during the Reporting Period, despite a global rout at the start of the year, unexpected political events both domestically and abroad and a Federal Reserve (“Fed”) interest rate hike.

As the Reporting Period began in January 2016, U.S. equities were embroiled in a global rout, triggered by investor concerns about an intensifying economic slowdown in China and exacerbated by an oil price plunge. Following a December 2015 interest rate hike, the January 2016 Fed statement acknowledged these external risks and tightening financial conditions. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were also supported by stronger economic data, rallying as fourth quarter 2015 U.S. Gross Domestic Product (“GDP”) came in above consensus expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two interest rate hikes in 2016, down from four. Along with receding global economic concerns, this helped to drive a recovery in U.S. equities. Released in March 2016, February 2016 unemployment data came in ahead of market consensus, with unemployment steady at 4.9% in spite of higher participation rates and declining underemployment.

Following the rebound in March 2016, market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated. U.S. equities fell near the end of the month as investors were disappointed by a lack of additional stimulus from the Bank of Japan and by a weaker than consensus expected first quarter U.S. GDP growth rate of 0.5%. Weaker than expected May 2016 payroll data drove expectations for a Fed interest rate hike in June 2016 temporarily lower, but subsequent hawkish Fed minutes revived market expectations. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) The Fed ultimately held interest rates steady in June 2016 and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. Markets were otherwise dominated in June 2016 by the U.K. referendum on membership in the European Union, popularly known as Brexit. U.S. equities sold off in the global risk-off in June 2016 following the surprise “leave” result. Markets rebounded in the latter days of the month owing to improving risk sentiment as markets digested the Brexit vote outcome and on dovish remarks from Bank of England Governor Carney.

In July 2016, U.S. equities were buoyed by strong economic data and corporate earnings, despite increased uncertainty post-Brexit. In her August 2016 Jackson Hole speech, Fed Chair Janet Yellen acknowledged the case for an interest rate hike had strengthened in the then-recent months. Along with strong labor market data and other hawkish comments from the Fed, this significantly increased the market-implied probability of an interest rate hike by year-end 2016, causing U.S. equities to sell off. In early September 2016, equities fell as the European Central Bank disappointed markets with its lack of commitment to extend quantitative easing. However, there was a subsequent rebound following the Fed’s decision in September 2016 to leave interest rates unchanged.

In October 2016, a combination of hawkish Fed commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike. U.S. GDP increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus expectations and the strongest growth rate in two years. Following the unexpected victory of Donald Trump in the November 2016 U.S. elections, U.S. equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of Mr. Trump’s fiscal stimulus plan. The Fed raised rates 0.25% in December 2016, for the first time in a year, but as had

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

largely been anticipated, and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement.

For the Reporting Period overall, energy, telecommunication services and financials were the best performing sectors in the S&P 500® Index by a wide margin. Industrials, materials, utilities and information technology also posted double-digit gains that outpaced the S&P 500® Index during the Reporting Period. The weakest performing sectors in the S&P 500® Index were real estate and health care, the only two to post negative absolute returns, followed by consumer staples and consumer discretionary, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, small-cap stocks, as measured by the Russell 2000® Index, performed best, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then, large-cap stocks, as measured by the Russell 1000® Index. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

While the Fund posted strong positive absolute returns, it underperformed the Russell Index on a relative basis. Stock selection had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Detracting from the Fund’s relative results most was stock selection in the industrials, health care and consumer discretionary sectors. Such detractors were only partially offset by effective stock selection in the energy and telecommunication services sectors, which contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period. Having an underweighted allocation to real estate, which lagged the Russell Index during the Reporting Period, also boosted the Fund’s relative results.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in over-the-counter pharmaceuticals manufacturer Perrigo, global car and equipment rental company Hertz Global Holdings and grocery-anchored community shopping centers owner Brixmor Property Group.

Shares of Perrigo, a new position for the Fund during the Reporting Period, fell after the company reported first quarter 2016 earnings below consensus expectations and lowered its future guidance. We were attracted to the exposure Perrigo had to multiple secular growth tailwinds, including aging demographics and increasing store-brand over-the counter penetration. We also believed the company had the potential to expand its operating margins through cost-cutting efforts. We became concerned, however, following a change in its management and an increasingly challenging pricing environment. In light of these headwinds and limited near-to medium-term catalysts, we decided to exit the position and transition the capital to higher conviction names.

Our original investment thesis on Hertz Global Holdings was predicated on a new operational improvement strategy, available capital deployment options and a stable industry backdrop. Its shares were hurt, however, after several quarters of disappointing earnings, driven by weaker than consensus expected pricing trends in the U.S. caused by increased airport competition. Strict to our sell discipline, as key points of our investment thesis became invalidated, we sold the Fund’s position in the stock in favor of other names with what we believed to have greater upside potential.

We believe the underperformance of Brixmor Property Group was largely due to investor concern around disappointing retail industry sales and the potential impact to the company’s tenants. We further believe these fears were overblown, especially given Brixmor Property Group’s base in high quality grocery-anchored shopping centers. Overall, at the end of the Reporting Period, we remained positive on Brixmor Property Group’s long-term growth potential as well as on the company’s portfolio of assets, since fundamentals in the industry remain healthy, in our view, as supply, relative to historical levels, is low and demand continues to be strong. Finally, we were encouraged at the end of the Reporting Period by its management’s focus on high return redevelopment projects and on improving the company’s balance sheet.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in Encana, SLM and Martin Marietta Materials.

Encana, a new position for the Fund during the Reporting Period, was the top contributor to its relative performance during the Reporting Period. We first initiated a Fund position in Encana, an oil and gas company, because we were positive on the company’s

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

plan to divest lower-return assets and invest capital in higher-return acreage, predominantly in the Permian and Montney shale basins. During the third quarter of 2016, its share price appreciated after it was announced that Encana had completed a large sale of lower quality acreage and would be using the proceeds to strengthen its balance sheet, thus validating a major part of our investment thesis. We believe the stock was also supported by the valuation of several transactions near to Encana’s Permian acreage, reinforcing the value of these assets.

SLM is a company that provides funding and servicing for student loans and is commonly known as Sallie Mae. We first invested in Sallie Mae because we felt the company had strong and highly visible growth, a dominant position in a market with high barriers to entry and a new Chief Executive Officer with a track record of success at other companies. Despite solid performance at Sallie Mae, perceived political risk weighed heavily on the stock ahead of the U.S. presidential election. Its shares subsequently spiked following the election results, and sentiment continued to improve as investors anticipated a more attractive regulatory environment for the company. Despite its recent outperformance, at the end of the Reporting Period, we continued to see upside potential for the company and opportunities for future growth.

Martin Marietta Materials, a supplier of construction aggregates and heavy building materials, performed well. The company benefited from a positive backdrop in which construction trends in Texas, where the company has significant exposure, have been strong. Pricing has been a key contributor to its positive earnings trajectory and margin expansion. Further, in our view, its shares spiked after the U.S. election on speculation that the company would be a beneficiary of future infrastructure spending. Additionally, despite weather-related headwinds, the company reported better than market expected pricing and operating performance. At the end of the Reporting Period, we continued to believe Martin Marietta Materials was a high quality company with the ability to expand margins, both in its core business and as the company integrates recent acquisitions.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

In addition to those purchases already mentioned, we initiated a Fund position in SunTrust Banks, a bank holding company based in Atlanta, Georgia. We are positive on SunTrust Banks’ attractive relative valuation and its broad footprint in the fast-growing southeastern U.S. Additionally, we are encouraged by its management’s execution on plans to improve capital efficiency.

We started a position in CIT Group, a provider of financing and leasing capital. We are constructive on the company’s new management team and its strategy to improve profitability. Additionally, we are positive on the recent sale of its aircraft leasing business, which simplifies CIT Group’s business model and allows the company, in our view, to strengthen its balance sheet and return capital to shareholders. Finally, we believe the stock’s sizable valuation discount relative to its peers is attractive from a risk-adjusted return perspective.

In addition to those sales already mentioned, we exited the Fund’s position in Gulfport Energy, an exploration and production company. We believed the company was an efficient, low cost operator compared to its peers, but we decided to sell the position after consecutive quarters of what we viewed as challenged execution, giving us less confidence in its management’s ability to meet its production plans. We used the proceeds to fund other natural gas-exposed investments that we felt had less execution risk and more attractive valuations.

We sold the Fund’s position in M&T Bank, a regional bank. We originally initiated a position in M&T Bank due to our view that the company has a best-in-class management team with a consistent focus on driving strong risk-adjusted shareholder returns. Although we still believe M&T Bank is a high quality company with good long-term growth prospects, at the time of exit, we believed there was short-term earnings risk that no longer justified the stock’s valuation.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, industrials and utilities increased compared to the Russell Index. The Fund’s allocations compared to the Russell Index in consumer discretionary and consumer staples decreased.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2016, the Fund had overweighted positions relative to the Russell Index in the financials and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities, real estate and telecommunication services and was rather neutrally weighted to the Russell Index in consumer discretionary, industrials, energy, health care, consumer staples and materials.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective June 30, 2016, Andrew Braun, Managing Director and Portfolio Manager on the U.S. Value Equity Team for the Mid and Large Cap Value strategies, left the firm. For the Fund, Samyak Jasani, Vice President, was promoted to Portfolio Manager and assumed Andy’s research coverage in the insurance industry.

The U.S. Value Equity Team continues to be led by Sean Gallagher. Sean has 24 years of investing experience and has been the Head of the U.S. Value Equity Team and Chief Investment Officer since 2009. He joined Goldman Sachs in 2000. Sean continues to lead a well-resourced and talented team of investment professionals. The U.S. Value Equity Team consists of more than 25 investment professionals, including 15 portfolio managers averaging more than 19 years of investment experience.

What is the Fund’s tactical view and strategy for the months ahead?

As we enter 2017, we see an increasingly positive backdrop for the U.S. equity markets, as the U.S. transitions to what many believe will be a pro-growth environment. If realized, in our view, most companies could benefit from aggressive fiscal policy, including lower taxes and increased spending, and a less restrictive regulatory environment. In the near term, however, uncertainty around policy specifics and timing could increase volatility. While our aggregate return expectations are lower than in recent years given what we consider to be relatively full valuations, we believe U.S. equities still look more attractive than most other asset classes. Accordingly, we favor high quality, domestically-oriented companies with what we feel are strong management teams. Additionally, after several years of thematic-driven markets, we are excited about the prospect of increasing dispersion at the stock level. We believe an active approach is poised to benefit in this type of environment, as companies differentiate themselves on earnings growth and valuation.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Index Definitions

The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is not possible to invest directly in an index.

FUND BASICS

Mid Cap Value Fund

as of December 31, 2016

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	13.49%	12.98%	6.43%	8.68%	5/01/98
Service	13.24	12.70	6.18	6.79	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.84%	0.87%
Service	1.09	1.12

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/163

Holding	% of Net Assets	Line of Business
Synchrony Financial	2.4%	Diversified Financials
SunTrust Banks, Inc.	2.1	Banks
Huntington Bancshares, Inc.	1.8	Banks
SLM Corp.	1.8	Diversified Financials
Mid-America Apartment Communities, Inc.	1.7	Real Estate Investment Trusts
Vornado Realty Trust	1.7	Real Estate Investment Trusts
Stanley Black & Decker, Inc.	1.6	Capital Goods
JetBlue Airways Corp.	1.6	Transportation
Brixmor Property Group, Inc.	1.6	Real Estate Investment Trusts
Citizens Financial Group, Inc.	1.6	Banks
[3]	The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2016

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets at December 31, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $10,000 investment made on January 1, 2007 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value* Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced May 1, 1998)	13.49%	12.98%	6.43%	8.68%
Service (Commenced January 9, 2006)	13.24%	12.70%	6.18%	6.79%

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stocks – 97.8%
Banks – 8.1%
253,983	CIT Group, Inc.	$10,839,994
354,027	Citizens Financial Group, Inc.	12,613,982
1,105,277	Huntington Bancshares, Inc.	14,611,762
69,218	Signature Bank*	10,396,544
311,419	SunTrust Banks, Inc.	17,081,333

		65,543,615

Capital Goods – 9.4%
249,150	AMETEK, Inc.	12,108,690
146,214	Jacobs Engineering Group, Inc.*	8,334,198
52,546	L-3 Communications Holdings, Inc.	7,992,772
75,933	MSC Industrial Direct Co., Inc. Class A	7,015,450
113,658	Stanley Black & Decker, Inc.	13,035,436
211,865	Textron, Inc.	10,288,164
215,680	Trinity Industries, Inc.	5,987,277
130,898	Wabtec Corp.	10,867,152

		75,629,139

Commercial & Professional Services – 1.0%
102,797	Waste Connections, Inc.	8,078,816

Consumer Durables & Apparel – 1.9%
294,621	Kate Spade & Co.*	5,500,574
137,156	Toll Brothers, Inc.*	4,251,836
105,803	VF Corp.	5,644,590

		15,397,000

Consumer Services – 0.5%
136,451	MGM Resorts International*	3,933,882

Diversified Financials – 6.6%
75,024	Ameriprise Financial, Inc.	8,323,163
80,449	Raymond James Financial, Inc.	5,572,702
1,296,331	SLM Corp.*	14,285,568
537,139	Synchrony Financial	19,482,031
143,749	Voya Financial, Inc.	5,637,836

		53,301,300

Energy – 10.9%
69,385	Anadarko Petroleum Corp.	4,838,216
291,808	Antero Resources Corp.*	6,901,259
137,088	Baker Hughes, Inc.	8,906,607
39,094	Cimarex Energy Co.	5,312,875
15,507	Devon Energy Corp.	708,205
529,954	Encana Corp.	6,221,660
232,119	FMC Technologies, Inc.*	8,247,188
164,274	Marathon Petroleum Corp.	8,271,196
196,993	Newfield Exploration Co.*	7,978,217
39,446	Pioneer Natural Resources Co.	7,103,041
247,344	Rice Energy, Inc.*	5,280,795
152,957	RSP Permian, Inc.*	6,824,941
10,913	US Silica Holdings, Inc.	618,549
197,294	Williams Cos., Inc. (The)	6,143,735
331,327	WPX Energy, Inc.*	4,827,434

		88,183,918

Common Stocks – (continued)
Food & Staples Retailing – 0.6%
163,493	Whole Foods Market, Inc.	$5,029,045

Food, Beverage & Tobacco – 2.3%
178,000	Conagra Brands, Inc.	7,039,900
119,287	Molson Coors Brewing Co. Class B	11,607,818

		18,647,718

Health Care Equipment & Services – 3.7%
126,014	Centene Corp.*	7,121,051
87,539	Laboratory Corp. of America Holdings*	11,238,257
110,502	Zimmer Biomet Holdings, Inc.	11,403,806

		29,763,114

Insurance – 5.4%
80,052	Arch Capital Group Ltd.*	6,907,687
83,904	Arthur J. Gallagher & Co.	4,359,652
244,590	Hartford Financial Services Group, Inc. (The)	11,654,713
142,502	Lincoln National Corp.	9,443,608
81,177	W.R. Berkley Corp.	5,399,082
165,833	XL Group Ltd.	6,178,938

		43,943,680

Materials – 6.6%
121,525	Ball Corp.	9,122,882
26,547	Bemis Co., Inc.	1,269,477
131,255	Celanese Corp. Series A	10,335,019
111,964	FMC Corp.	6,332,684
592,334	Freeport-McMoRan, Inc.*	7,812,885
50,234	Martin Marietta Materials, Inc.	11,128,338
198,770	Steel Dynamics, Inc.	7,072,237

		53,073,522

Media – 2.9%
202,556	Discovery Communications, Inc. Class A*	5,552,060
210,717	DISH Network Corp. Class A*	12,206,836
151,608	Viacom, Inc. Class B	5,321,440

		23,080,336

Pharmaceuticals, Biotechnology & Life Sciences – 1.4%
54,453	BioMarin Pharmaceutical, Inc.*	4,510,887
89,118	Vertex Pharmaceuticals, Inc.*	6,565,323

		11,076,210

Real Estate Investment Trusts – 12.7%
518,319	Brixmor Property Group, Inc.	12,657,350
93,625	CyrusOne, Inc.	4,187,846
594,269	DDR Corp.	9,074,488
159,652	Equity Residential	10,275,203
81,768	Federal Realty Investment Trust	11,620,050
141,351	Mid-America Apartment Communities, Inc.	13,841,090
400,662	RLJ Lodging Trust	9,812,212
220,329	Starwood Property Trust, Inc.	4,836,222

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)

December 31, 2016

Shares		Description	Value
	Common Stocks – (continued)
	Real Estate Investment Trusts – (continued)
	103,850	Taubman Centers, Inc.	$7,677,631
	554,381	Two Harbors Investment Corp.	4,834,202
	132,170	Vornado Realty Trust	13,794,583

			102,610,877

	Retailing – 3.9%
	8,577	AutoZone, Inc.*	6,774,029
	88,846	Expedia, Inc.	10,064,475
	162,432	L Brands, Inc.	10,694,523
	164,384	Sally Beauty Holdings, Inc.*	4,343,025

			31,876,052

	Semiconductors & Semiconductor Equipment – 1.8%
	635,917	Marvell Technology Group Ltd.	8,820,169
	151,920	Maxim Integrated Products, Inc.	5,859,554

			14,679,723

	Software & Services – 5.6%
	72,605	Check Point Software Technologies Ltd.*	6,132,218
	100,848	Computer Sciences Corp.	5,992,388
	119,704	Fidelity National Information Services, Inc.	9,054,411
	105,604	IAC/InterActiveCorp.*	6,842,083
	286,409	Pandora Media, Inc.*(a)	3,734,773
	421,803	Symantec Corp.	10,076,874
	85,275	Verint Systems, Inc.*	3,005,944

			44,838,691

	Technology Hardware & Equipment – 2.4%
	162,440	Corning, Inc.	3,942,419
	230,109	Juniper Networks, Inc.	6,502,880
	167,460	VeriFone Systems, Inc.*	2,969,066
	765,297	Viavi Solutions, Inc.*	6,260,129

			19,674,494

	Telecommunication Services – 0.4%
	57,211	Level 3 Communications, Inc.*	3,224,412

	Transportation – 2.3%
	576,738	JetBlue Airways Corp.*	12,930,466
	65,247	Old Dominion Freight Line, Inc.*	5,597,540

			18,528,006

	Utilities – 7.4%
	114,874	American Water Works Co., Inc.	8,312,283
	98,236	Atmos Energy Corp.	7,284,199
	361,049	FirstEnergy Corp.	11,181,687
	199,279	PG&E Corp.	12,110,185
	120,744	Pinnacle West Capital Corp.	9,421,654
	79,835	SCANA Corp.	5,850,309
	58,275	Sempra Energy	5,864,796

			60,025,113

	TOTAL COMMON STOCKS
	(Cost $692,273,492)		$790,138,663

Shares		Distribution Rate	Value
Investment Company(b)(c) – 1.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
8,285,364		0.455%	$8,285,364
(Cost $8,285,364)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $700,558,856)			$798,424,027

Securities Lending Reinvestment Vehicle(b)(c) – 0.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
3,827,250		0.455%	$3,827,250
(Cost $3,827,250)

TOTAL INVESTMENTS – 99.2%
(Cost $704,386,106)			$802,251,277

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%			6,199,310

NET ASSETS – 100.0%			$808,450,587

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.
(c)	Represents an affiliated issuer.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $692,273,492)(a)	$790,138,663
Investments in affiliated issuers, at value (cost $8,285,364)	8,285,364
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	3,827,250
Cash	12,259,724
Receivables:
Dividends	1,192,220
Investments sold	107,347
Fund shares sold	42,447
Reimbursement from investment adviser	534
Other assets	465
Total assets	815,854,014

Liabilities:
Payables:
Payable upon return of securities loaned	3,827,250
Investments purchased	1,808,909
Fund shares redeemed	1,059,542
Management fees	530,011
Distribution and Service fees and Transfer Agency fees	93,072
Accrued expenses	84,643
Total liabilities	7,403,427

Net Assets:
Paid-in capital	744,440,019
Undistributed net investment income	1,572,110
Accumulated net realized loss	(35,426,713)
Net unrealized gain	97,865,171
NET ASSETS	$808,450,587
Net Assets:
Institutional	$437,084,704
Service	371,365,883
Total Net Assets	$808,450,587
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	26,930,725
Service	22,850,117
Net asset value, offering and redemption price per share:
Institutional	$16.23
Service	16.25

(a)	Includes loaned securities having a market value of $3,694,005.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2016

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $17,133)	$14,847,503
Dividends — affiliated issuers	16,431
Total investment income	14,863,934

Expenses:
Management fees	6,258,697
Distribution and Service fees — Service Shares	788,155
Printing and mailing costs	210,257
Transfer Agency fees(a)	156,454
Custody, accounting and administrative services	80,672
Professional fees	78,433
Trustee fees	19,149
Other	27,526
Total expenses	7,619,343
Less — expense reductions	(269,445)
Net expenses	7,349,898
NET INVESTMENT INCOME	7,514,036

Realized and unrealized gain (loss):
Net realized loss from investments (including commissions recaptured of $49,087)	(12,111,930)
Net change in unrealized gain on investments	101,468,808
Net realized and unrealized gain	89,356,878
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$96,870,914

(a) Institutional and Service Shares incurred Transfer Agency fees of $93,407 and $63,047, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

From operations:
Net investment income	$7,514,036	$6,217,364
Net realized gain (loss)	(12,111,930)	24,622,227
Net change in unrealized gain (loss)	101,468,808	(116,718,047)
Net increase (decrease) in net assets resulting from operations	96,870,914	(85,878,456)

Distributions to shareholders:
From net investment income
Institutional Shares	(5,637,619)	(2,359,711)
Service Shares	(4,045,785)	(329,903)
From net realized gains
Institutional Shares	(227,729)	(42,488,374)
Service Shares	(194,596)	(21,063,319)
Total distributions to shareholders	(10,105,729)	(66,241,307)

From share transactions:
Proceeds from sales of shares	139,251,803	71,780,808
Reinvestment of distributions	10,105,729	66,241,307
Cost of shares redeemed	(228,675,673)	(239,467,354)
Net decrease in net assets resulting from share transactions	(79,318,141)	(101,445,239)
TOTAL INCREASE (DECREASE)	7,447,044	(253,565,002)

Net assets:

Beginning of year	801,003,543	1,054,568,545
End of year	$808,450,587	$801,003,543
Undistributed net investment income	$1,572,110	$3,981,811

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gain	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	$14.49	$0.16		$1.80	$1.96	$(0.21)	$(0.01)	$(0.22)	$16.23	13.49%	$437,085	0.84%	0.87%	1.08%		149%
2016 - Service	14.51	0.12		1.81	1.93	(0.18)	(0.01)	(0.19)	16.25	13.24	371,366	1.09	1.12	0.78		149
2015 - Institutional	17.43	0.13		(1.75)	(1.62)	(0.07)	(1.25)	(1.32)	14.49	(9.24)	535,459	0.84	0.87	0.74		94
2015 - Service	17.45	0.08		(1.75)	(1.67)	(0.02)	(1.25)	(1.27)	14.51	(9.52)	265,545	1.09	1.12	0.48		94
2014 - Institutional	18.64	0.12		2.31	2.43	(0.21)	(3.43)	(3.64)	17.43	13.57	692,068	0.83	0.87	0.62		88
2014 - Service	18.66	0.07		2.31	2.38	(0.16)	(3.43)	(3.59)	17.45	13.29	362,501	1.08	1.12	0.38		88
2013 - Institutional	15.33	0.13		4.88	5.01	(0.16)	(1.54)	(1.70)	18.64	32.89	695,832	0.83	0.86	0.74		108
2013 - Service	15.35	0.09		4.88	4.97	(0.12)	(1.54)	(1.66)	18.66	32.56	319,524	1.08	1.11	0.51		108
2012 - Institutional	13.09	0.18	(d)	2.24	2.42	(0.18)	—	(0.18)	15.33	18.41	601,620	0.84	0.87	1.24	(d)	79
2012 - Service	13.11	0.15	(d)	2.23	2.38	(0.14)	—	(0.14)	15.35	18.13	221,917	1.09	1.12	1.05	(d)	79

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.31% of average net assets.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

December 31, 2016

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2016

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$6,132,218	$—	$—
North America	784,006,445	—	—
Investment Company	8,285,364	—	—
Securities Lending Reinvestment Vehicle	3,827,250	—	—
Total	$802,251,277	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.80%	0.72%	0.68%	0.67%	0.80%	0.77	%*
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2016, GSAM waived $234,709 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended December 31, 2016, GSAM waived $8,489 of the Fund’s management fee.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2016

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. The Other Expense limitation will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2016, GSAM reimbursed $534 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2016, custody fee credits were $25,713.

E.  Line of Credit Facility — As of December 31, 2016, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2016, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2016, Goldman Sachs earned $66,204 in brokerage commissions from portfolio transactions.

The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2016:

Market Value 12/31/15	Purchases at Cost	Proceeds from Sales	Market Value 12/31/16	Dividend Income
$—	$149,234,660	$(140,949,296)	$8,285,364	$16,431

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2016 were $1,126,794,668 and $1,199,768,367, respectively.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Fund’s overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2016 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2016 are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2016:

Market Value 12/31/15	Purchases at Cost	Proceeds from Sales	Market Value 12/31/16
$—	$18,441,579	$(14,614,329)	$3,827,250

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2016 was as follows:

	2015	2016
Distributions paid from:
Ordinary income	$19,814,139	$9,870,345
Net long-term capital gains	46,427,168	235,384
Total taxable distributions	$66,241,307	$10,105,729

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2016

7.    TAX INFORMATION (continued)

As of December 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$1,251,287
Capital loss carryforwards:
Perpetual short-term	(17,207,278)
Perpetual long-term	(12,844,650)
Total capital loss carryforwards	$(30,051,928)
Timing differences (Certain REIT Adjustments)	233,580
Unrealized gains — net	92,577,629
Total accumulated gains — net	$64,010,568

As of December 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$709,673,648
Gross unrealized gain	106,248,856
Gross unrealized loss	(13,671,227)
Net unrealized security gain	$92,577,629

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $240,333 from undistributed net investment income to accumulated net realized gain (loss). This reclassification has no impact on the NAV of the Fund and results primarily from dividend resignations and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition,

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

8.    OTHER RISKS (continued)

a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2016

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,446,124	$22,058,515	1,719,609	$28,721,424
Reinvestment of distributions	359,837	5,865,348	3,114,450	44,848,085
Shares redeemed	(11,837,314)	(176,540,514)	(7,566,438)	(128,872,863)
	(10,031,353)	(148,616,651)	(2,732,379)	(55,303,354)
Service Shares
Shares sold	7,792,442	117,193,288	2,499,549	43,059,384
Reinvestment of distributions	259,668	4,240,381	1,482,552	21,393,222
Shares redeemed	(3,499,961)	(52,135,159)	(6,456,250)	(110,594,491)
	4,552,149	69,298,510	(2,474,149)	(46,141,885)
NET DECREASE	(5,479,204)	$(79,318,141)	(5,206,528)	$(101,445,239)

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of the

Goldman Sachs Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Mid Cap Value Fund (the “Fund”), a fund of the Goldman Sachs Variable Insurance Trust, as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2017

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2016 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 7/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*
Institutional
Actual	$1,000	$1,093.80		$4.42
Hypothetical 5% return	1,000	1,020.91	+	4.27
Service
Actual	1,000	1,092.10		5.73
Hypothetical 5% return	1,000	1,019.66	+	5.53

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.84% and 1.09% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the Board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2016, 81.99% of the dividends paid from net investment company taxable income by the Mid Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Mid Cap Value Fund designates $235,384 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2016.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver	James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund.

© 2017 Goldman Sachs. All rights reserved.

VITMCVAR-17/80643-TMPL-02/2017-468843

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Government

Money Market Fund

(formerly Goldman Sachs Money Market Fund)

Annual Report

December 31, 2016

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Effective April 15, 2016, the Goldman Sachs VIT Money Market Fund was repositioned and renamed the Goldman Sachs VIT Government Money Market Fund. The repositioned and renamed fund pursues its investment objective by investing only in government securities and repurchase agreements collateralized by government securities.

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund’s (the “Fund) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s Institutional Shares’ standardized 7-day current yield was 0.45% and their standardized 7-day effective yield was also 0.45% as of December 31, 2016. The Institutional Shares’ one-month simple average yield was 0.38% as of December 31, 2016. The Institutional Shares’ 7-day distribution yield as of December 31, 2016 was 0.45%.

The Fund’s Service Shares’ standardized 7-day current yield was 0.20% and their standardized 7-day effective yield was also 0.20% as of December 31, 2016. The Service Shares’ one-month simple average yield was 0.13% as of December 31, 2016. The Service Shares’ 7-day distribution yield as of December 31, 2016 was 0.20%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein money market yields remained low throughout, as the Federal Reserve (the “Fed”), after making its initial rate hike since 2006 in December 2015, kept interest rates steady until December 2016, when it raised the targeted federal funds rate by 0.25%.

All eyes were on the Fed, with the release of its policy statement, updated economic projections and a press conference following a two-day meeting in March 2016 of particular attention. The statement leaned dovish, as it twice mentioned global economic conditions as a key concern. The projections were also dovish, as the path of interest rates came down, with the median projection then calling for two hikes in 2016, down from four in December 2015. (Dovish language tends to suggest lower interest rates.) Near-term core inflation was unchanged. The press conference was fairly balanced, focusing on global concerns and inflation expectations, which remained lower than the Fed would like, among other topics. However, the Fed was also careful to note that it does not view an overshoot of its inflation target as an acceptable outcome.

Markets reacted accordingly, with rates rallying, the U.S. dollar falling, equities rising and the derivative market reducing the probability of a June 2016 interest rate hike. The Fed clearly signaled more sensitivity to the global economic environment than expected from many market participants.

On the domestic economic front, the labor market performed well, and developments at the end of the first quarter of 2016 maintained the dichotomy between further improvement in the labor market and concerns about global conditions on the part of the Fed leadership. Non-farm payrolls were above consensus expectations. The unemployment rate rose 0.1% to 5.0%, however, this was largely due to an uptick in the participation rate, also by 0.1%, to 63.0%. Average hourly earnings rose more than expected, increasing at a 2.3% year over year pace.

We began 2016 talking of gradually improving economic growth prospects and firming inflation, with a pro-risk stance. This view evolved to become more bearish on risk assets based on the events of the second calendar quarter. More specifically, risk assets

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

rallied on stabilization in commodities prices and a decline in perceived risks around slowing Chinese economic growth and U.S. recession. Sovereign bond yields declined during the second quarter of 2016 on easy monetary policy from central banks globally and diminished chances of a Fed interest rate hike in 2016. U.S. non-farm payrolls indicated 287,000 new jobs in June 2016, significantly above market expectations of approximately 180,000. The unemployment rate ticked back down to 4.9%. Still, it remained unclear what the jobs report means for the Fed given limited wage/inflation pressure. The Fed remained focused on downside risk and lack of inflation pressure.

The Fed met in June 2016. While its statement was marginally dovish, and the economic data estimates for Gross Domestic Product (“GDP”), inflation and unemployment, were largely unchanged, the fed funds forecasts shifted in a materially dovish way. Median projections for 2017-2018 as well as the long-run federal funds rate estimate all came down. In addition, the tone of the press conference leaned dovish, with worries about slowing labor market momentum as the key takeaway. Given the small changes to the economic forecasts followed by the larger changes to the fed funds projections, it seems as though this dichotomy can be explained by one of two — or possibly both — ways. One, a dovish shift in the Fed reaction function, or how it interprets and reacts to economic data and market developments. And two, a belief that the U.S. economy’s long-term potential is diminished and therefore may require a lower rate of interest going forward, a theory the Fed had previously been reluctant to embrace.

On June 23, 2016 U.K. voters elected to leave the European Union, popularly known as “Brexit”. As a result, market volatility increased sharply, risk assets weakened and developed market government bonds rallied. Following Brexit, the short-term end of the U.S. Treasury yield curve flattened materially, meaning differentials between yields on various maturities narrowed, as consensus expectations for Fed rate hikes were sharply reduced. Indeed, market probabilities for a rate hike in 2016 declined from approximately 40% to 8% immediately after the Brexit vote. The credit curve widened versus U.S. Treasuries, as increased uncertainty added to already weak investor demand in the run-up to U.S. money market reform, with final implementation to take effect in October 2016.

During the summer of 2016, the agency floater curve steepened, as LIBOR widened and interest in shorter floaters amongst market participants increased. (LIBOR, or the London Inter-Bank Offered Rate, is the interest rate that banks charge each other for short-term loans.) In 2016, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index spiked to its highest level since the 2008 financial crisis. However, unlike in 2008, funding costs for banks did not increase due to market stress. Instead, spread widening, or greater yield differentials, was a result of declining demand, as prime money market funds had been a key source of short-term bank funding. Most of the flows went into government money market funds that can invest in agencies — and may offer higher yields benchmarked to LIBOR — benefiting government yields and reducing pressure on U.S. Treasury yields.

The U.S. Treasury money market yield curve steepened substantially late in 2016 on the heels of the post-U.S. election sell-off, as the market began pricing in higher inflation as a result of greater anticipated fiscal spending. Trump’s election victory was widely seen as potentially marking a regime change in monetary and fiscal policy. The short-term end of the yield curve reacted by rallying and then selling off sharply, unlike the rest of the yield curve, which sold off right away. Toward the very end of the Reporting Period, we saw a flattening of the yield curve, with prices on securities with maturities of 10 to 12 months a bit higher than it had been in the weeks just after the November 2016 election.

Were there any changes to the Fund’s investment strategy during the Reporting Period?

During the Reporting Period, the Fund officially transitioned from a prime money market fund to a government money market fund, effective April 15, 2016. In the months prior to April 15, 2016, we gradually increased the Fund’s holdings of U.S. government securities. To qualify as a government money market fund, the Fund must invest at least 99.5% of its total assets in government securities, cash or repurchase agreements collateralized by government securities or cash. As a government money market fund, the Fund seeks to maintain a stable $1.00 net asset value per share and is not currently permitted to impose liquidity fees and/or redemption gates.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields remained low during the Reporting Period due primarily to the market factors discussed above. The targeted federal funds rate was maintained within a range of 0.25% and 0.50% through most of the Reporting Period, and, as such, money market yields remained anchored near the same level with little difference between maturities during that time. That said, money market yields as a whole did move modestly higher toward the end of 2016, mainly driven by the interest rate hike by the Fed in December 2016 and expectations for further rate hikes in 2017 on the back of improvement in the labor market, rising wages and potential fiscal policy initiatives following Trump’s victory in the U.S. presidential election in November 2016. Despite movement otherwise in the last months of the calendar year, the money market yield curve, or spectrum of maturities, did flatten during the Reporting Period overall, as shorter-term rates rose more than longer-term rates did. The Fund remained highly liquid throughout.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

During the first quarter of 2016, we had a bias to keep the Fund’s weighted average maturity long and targeted to a 41 to 45 range. We preferred floating rate securities, as, in our view, the market was pricing attractively versus a more aggressive Fed rate hike scenario.

In the second quarter of 2016, we shortened the Fund’s weighted average maturity target range to 30 to 40 days, as we felt yield levels did not offer enough compensation to extend on the money market yield curve. We continued to focus on floating rate securities where we saw what we considered to be attractive opportunities. We also looked to extend duration opportunistically later in the second quarter given dovish messaging from the Fed.

During the late summer of 2016, we were skeptical of a September 2016 rate hike and positioned the fund accordingly. We extended the weighted average maturity of the fund. Our focus during the summer remained on LIBOR floaters. As already mentioned, LIBOR widened out heading into U.S. money market reform, and interest in shorter floaters amongst market participants increased. During the period when the floater curve was steep, we focused on longer, i.e. 12- to 18-month final, three-month LIBOR floaters. As that curve began to flatten in the late summer, we adjusted and expressed this view via shorter, i.e. six-month final, three-month LIBOR floaters.

As LIBOR’s move slowed, the U.S. Treasury money market curve began to offer compelling value, in our view. When the U.S. Treasury money market curve steepened late in 2016 on the heels of the post-election sell-off, we focused more on the longer-term end of the money market U.S. Treasury coupon curve.

We added positions to the Fund late in 2016 that we think may carry relatively well even under a more aggressive Fed hike scenario, which is not afforded by the curve as it stood at the end of the calendar year. The Fund retained, as of December 31, 2016, a sizable allocation to agency LIBOR floaters and repurchase agreements.

We felt comfortable that the Fund was appropriately positioned given the interest rate environment during the Reporting Period. While conditions throughout the Reporting Period did not provide bountiful opportunities to pick up yield, as the interest rate yield curve flattened through most of the Reporting Period, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2015, the Fund’s weighted average maturity was 52 days. During the first quarter of 2016, we maintained the Fund’s weighted average maturity in a 45 to 55 day range. During the second quarter of 2016, we targeted a weighted average maturity for the Fund in a 30 to 40 day range. During the third quarter, we targeted a weighted average maturity in the 29 to 42 day range. We were slightly short at the beginning of the quarter, but we gradually extended the Fund’s weighted average maturity heading into the Fed’s September 2016 meeting, as we were skeptical of a rate hike being made at that meeting. During the fourth quarter of 2016, we targeted a weighted average maturity for the Fund in the 40 to 60 day range. We had a longer bias toward the end of the year and focused on longer maturity U.S. Treasury securities, as we felt the long-term end of the U.S. Treasury money market curve began to offer compelling value. Throughout, we made adjustments in line with our outlook on interest rates, Fed policy and the shape of the yield curve over the near term. The Fund’s weighted average maturity on December 31, 2016 was 55 days. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

How did you manage the Fund’s weighted average life during the Reporting Period?

The weighted average life of the Fund was 100 days as of December 31, 2016. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

How was the Fund invested during the Reporting Period?

Prior to the repositioning, the Fund had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements, government guaranteed paper, variable rate demand notes, municipal debt, LIBOR floaters and certificates of deposit during the Reporting Period. We focused on securities across the maturity spectrum, from overnight repurchase agreements to securities with one-year maturities. We preferred secured positions to unsecured positions.

During the first half of the Reporting Period, the Fund officially transitioned from a prime money market fund to a government money market fund. The Fund ended the Reporting Period with investments in government agency and U.S. Treasury securities as well as government agency repurchase agreements.

With yields bound in a low range, there was not a lot of dispersion in performance among securities available for purchase. Throughout, though, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted and to manage potential credit risk by buying high quality, creditworthy names, strategies which added to the Fund’s performance during the Reporting Period.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

As mentioned earlier, the Fund transitioned from a prime money market fund to a government money market fund during the Reporting Period. As such, the Fund ended the Reporting Period with investments in government agency securities, U.S. Treasury securities and government agency repurchase agreements. Also, as indicated earlier, we made adjustments to the Fund’s weighted average maturity and to specific security type composition allocations based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed a gradual pace of interest rate hikes by the Fed, totaling two or three per year, was the most likely scenario. However, the risks of an earlier move by the Fed have increased, in our view, particularly due to an increased probability of a fiscal package and a continuation of improvement in the labor market, inclusive of rising wages.

Given this view, we did not see much value on the U.S. Treasury coupon curve at the end of the Reporting Period, and so our focus was on shorter agency floaters — both as a hedge against an earlier hike and as an optimal way to use the Fund’s spread duration. (Spread duration is a bond’s or bond portfolio’s price sensitivity to spread changes, wherein spread is the yield differential to U.S. Treasuries.)

We expect to keep the Fund conservatively positioned as we continue to focus on preservation and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

4

FUND BASICS

FUND COMPOSITION†

Security Type

(Percentage of Net Assets)

†	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments

December 31, 2016

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Government Agency Obligations – 33.6%
Federal Farm Credit Bank
$2,500,000	0.824	%(a)	01/20/17	$2,500,000
500,000	0.732	(a)	04/07/17	499,995
1,200,000	0.856	(a)	04/25/17	1,200,000
10,000,000	0.815	(a)	05/23/17	10,000,000
300,000	0.927	(a)	06/13/17	300,163
350,000	0.823	(a)	06/15/17	350,000
2,000,000	0.795	(a)	06/30/17	1,999,960
1,000,000	0.886	(a)	08/01/17	999,715
300,000	0.744	(a)	09/15/17	299,989
Federal Home Loan Bank
3,000,000	0.678	(a)	01/13/17	2,999,997
2,500,000	0.790	(a)	01/17/17	2,499,898
3,500,000	0.732	(a)	01/25/17	3,500,000
5,000,000	0.711	(a)	02/06/17	5,000,000
500,000	0.821	(a)	02/07/17	499,994
5,000,000	0.846	(a)	02/17/17	5,000,000
2,700,000	0.428		02/21/17	2,698,394
10,000,000	0.817	(a)	03/03/17	10,000,000
2,000,000	0.872	(a)	03/03/17	2,000,000
1,500,000	0.897	(a)	03/13/17	1,500,000
1,500,000	0.910	(a)	03/16/17	1,500,000
3,400,000	0.919	(a)	03/21/17	3,400,000
3,500,000	0.887	(a)	03/29/17	3,500,000
3,000,000	0.438	(a)	04/03/17	3,000,000
3,150,000	0.743	(a)	04/05/17	3,150,000
3,500,000	0.424	(a)	04/06/17	3,500,000
3,500,000	0.428	(a)	04/07/17	3,500,000
7,000,000	0.448	(a)	04/07/17	6,999,919
1,500,000	0.432	(a)	04/11/17	1,500,000
2,450,000	0.778	(a)	04/13/17	2,450,000
1,500,000	0.782	(a)	04/18/17	1,500,000
3,300,000	0.493		04/19/17	3,295,208
7,500,000	0.711	(a)	04/21/17	7,500,000
3,800,000	0.702	(a)	04/25/17	3,800,000
7,000,000	0.841	(a)	06/09/17	7,000,000
1,400,000	0.525	(a)	06/13/17	1,399,950
1,350,000	0.530	(a)	06/13/17	1,350,000
1,350,000	0.535	(a)	06/13/17	1,350,000
2,700,000	0.554	(a)	06/15/17	2,700,000
1,500,000	0.828	(a)	06/15/17	1,500,000
3,000,000	0.642	(a)	06/27/17	3,000,000
1,100,000	0.560	(a)	07/14/17	1,100,000
500,000	0.694	(a)	08/21/17	500,000
1,000,000	0.689	(a)	08/22/17	1,000,000
2,500,000	0.900	(a)	08/28/17	2,499,835
3,500,000	0.691	(a)	09/01/17	3,500,000
2,000,000	0.706	(a)	09/06/17	2,000,000
1,350,000	0.554	(a)	09/12/17	1,350,000
2,500,000	0.576	(a)	10/02/17	2,500,000
3,000,000	0.586	(a)	10/02/17	3,000,000
1,500,000	0.708	(a)	11/08/17	1,500,000
1,500,000	0.783	(a)	12/19/17	1,500,000
3,000,000	0.741	(a)	12/26/17	3,000,000
1,400,000	0.782	(a)	12/27/17	1,400,000

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank (continued)
$2,000,000	0.776	%(a)	02/05/18	$2,000,000
2,000,000	0.752	(a)	02/15/18	2,000,000
3,000,000	0.766	(a)	02/22/18	3,000,000
1,430,000	0.793	(a)	03/15/18	1,430,000
1,430,000	0.800	(a)	03/16/18	1,429,914
4,000,000	0.778	(a)	03/23/18	4,000,000
4,000,000	0.746	(a)	06/19/18	4,000,000
2,710,000	0.766	(a)	06/28/18	2,710,000
Federal Home Loan Mortgage Corporation
10,000,000	0.744	(a)	04/20/17	9,999,543
6,099,000	1.056	(a)	04/26/17	6,098,808
1,434,000	1.250		05/12/17	1,436,939
139,000	1.000		06/29/17	139,280
3,500,000	0.917	(a)	12/20/17	3,500,000
3,000,000	0.842	(a)	01/08/18	3,000,000
1,000,000	0.844	(a)	01/12/18	1,000,000
Federal National Mortgage Association
200,000	0.750		04/20/17	200,058
1,994,000	5.000		05/11/17	2,024,022
100,000	0.609		06/01/17	99,750
735,000	5.375		06/12/17	750,341
1,225,000	0.759	(a)	07/20/17	1,224,594

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$195,636,266

U.S. Treasury Obligations – 18.9%
United States Treasury Bills
$1,200,000	0.550%		03/16/17	$1,198,668
350,000	0.519		03/23/17	349,598
50,000	0.524		03/23/17	49,942
300,000	0.509		05/04/17	299,488
500,000	0.514		05/04/17	499,137
40,000	0.596		05/04/17	39,920
3,300,000	0.514		05/11/17	3,293,982
5,000,000	0.545		05/11/17	4,990,340
1,000,000	0.560		05/11/17	998,014
100,000	0.616		05/18/17	99,770
10,400,000	0.637		05/18/17	10,375,264
300,000	0.611		05/25/17	299,280
1,200,000	0.621		05/25/17	1,197,072
800,000	0.626		05/25/17	798,032
2,500,000	0.621		06/01/17	2,493,603
10,000	0.631		06/01/17	9,974
1,200,000	0.619		06/08/17	1,196,801
900,000	0.621		06/08/17	897,591
440,000	0.652		06/22/17	438,655
United States Treasury Notes
100,000	0.875		02/28/17	100,059
400,000	3.000		02/28/17	401,600
300,000	3.250		03/31/17	301,958
3,190,000	4.500		05/15/17	3,235,778
690,000	0.625		05/31/17	689,982

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
U.S. Treasury Obligations – (continued)
United States Treasury Notes (continued)
$4,600,000	2.750%	05/31/17	$4,640,725
10,700,000	0.875	06/15/17	10,711,847
1,090,000	0.625	06/30/17	1,090,178
4,500,000	0.750	06/30/17	4,502,667
4,000,000	2.500	06/30/17	4,036,710
1,600,000	0.875	07/15/17	1,601,548
200,000	0.500	07/31/17	199,747
2,550,000	0.875	08/15/17	2,553,100
8,410,000	4.750	08/15/17	8,621,196
5,200,000	0.625	08/31/17	5,196,442
10,500,000	1.875	08/31/17	10,581,475
4,100,000	1.000	09/15/17	4,105,821
4,300,000	0.625	09/30/17	4,293,776
3,000,000	1.875 (b)	09/30/17	3,024,183
2,150,000	0.875	10/15/17	2,150,626
1,700,000	0.750	10/31/17	1,698,154
2,560,000	1.875	10/31/17	2,581,445
2,500,000	4.250	11/15/17	2,572,813
500,000	0.625	11/30/17	498,706
1,400,000	0.875	11/30/17	1,399,481

TOTAL U.S. TREASURY OBLIGATIONS			$110,315,148

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS			$305,951,414

Repurchase Agreements(c) – 44.2%
Joint Repurchase Agreement Account III
$257,400,000	0.504%	01/03/17	$257,400,000
Maturity Value: $257,414,412

TOTAL INVESTMENTS – 96.7%			$563,351,414

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.3%			19,215,172

NET ASSETS – 100.0%			$582,566,586

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at December 31, 2016.
(b)	All or a portion represents a forward commitment.
(c)	Repurchase agreement was entered into on December 30, 2016. Additional information on Joint Repurchase Agreement Account III appears on page 8.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At December 31, 2016, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of January 3, 2017, as follows:

Principal Amount	Maturity Value	Collateral Value
$257,400,000	$257,414,412	$264,681,458

REPURCHASE AGREEMENTS — At December 31, 2016, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.510%	$12,318,652
Bank of America, N.A.	0.500	17,598,075
Bank of Nova Scotia (The)	0.500	59,833,454
BNP Paribas	0.500	17,598,075
Citigroup Global Markets, Inc.	0.530	15,426,472
TD Securities USA, LLC	0.530	14,078,460
Wells Fargo Securities, LLC	0.500	120,546,812
TOTAL		$257,400,000

At December 31, 2016, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.000 to 7.500%	08/01/26 to 01/01/47
Federal National Mortgage Association	1.050 to 7.500	05/25/18 to 08/01/53
Government National Mortgage Association	3.000 to 4.500	08/15/39 to 11/20/46
U.S. Treasury Bonds	2.750 to 3.625	11/15/42 to 11/15/46
U.S. Treasury Inflation-Indexed Bonds	0.750 to 2.000	01/15/26 to 02/15/46
U.S. Treasury Interest-Only Stripped Securities	0.000	08/15/22 to 05/15/42
U.S. Treasury Notes	0.500 to 4.000	03/31/17 to 05/15/26
U.S. Treasury Principal-Only Stripped Securities	0.000	05/15/20 to 11/15/45

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments based on amortized cost	$305,951,414
Repurchase agreements based on amortized cost	257,400,000
Cash	91,762
Receivables:
Fund shares sold	19,133,771
Investment securities sold	901,404
Interest	590,767
Reimbursement from investment adviser	43,297
Other assets	370
Total assets	584,112,785

Liabilities:
Payables:
Investment securities purchased	911,611
Fund shares redeemed	393,442
Distribution and Service fees and Transfer Agency fees	89,500
Management fees	76,348
Accrued expenses	75,298
Total liabilities	1,546,199

Net Assets:
Paid-in capital	582,567,875
Accumulated net realized loss	(1,289)
NET ASSETS	$582,566,586
Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$206,986,655
Service Shares	375,579,931
Total Net Assets	$582,566,586
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional Shares	206,987,081
Service Shares	375,580,775

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2016

Investment income:

Interest	$1,960,672

Expenses:
Distribution and Service fees — Service Shares	872,084
Management fees	842,174
Professional fees	139,030
Transfer Agency fees(a)	82,164
Printing and mailing costs	69,378
Custody, accounting and administrative services	54,343
Trustee fees	20,885
Other	5,654
Total expenses	2,085,712
Less — expense reductions	(422,382)
Net expenses	1,663,330
NET INVESTMENT INCOME	297,342
NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	45,052
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$342,394

(a) Institutional and Service Shares incurred Transfer Agency fees of $12,397 and $69,767, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

From operations:
Net investment income	$297,342	$17,323
Net realized gain from investment transactions	45,052	1,557
Net increase in net assets resulting from operations	342,394	18,880

Distributions to shareholders:
From net investment income:
Institutional Shares	(193,798)	(179)
Service Shares	(103,544)	(17,144)
From net realized gains:
Institutional Shares	(5,258)	(3)
Service Shares	(42,567)	(1,874)
Total distributions to shareholders	(345,167)	(19,200)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	542,052,079	206,637,372
Reinvestment of distributions	345,167	19,200
Cost of shares redeemed	(289,172,490)	(184,078,571)
Net increase in net assets resulting from share transactions	253,224,756	22,578,001
TOTAL INCREASE	253,221,983	22,577,681

Net assets:

Beginning of year	329,344,603	306,766,922

End of year	$582,566,586	$329,344,603

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Distributions from net investment income(b)		Net asset value, end of period	Total return(c)	Net assets, end of period (in 000's)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	$1.00	$0.003		$(0.003)		$1.00	0.29%	$206,987	0.19%		0.30%		0.31%
2016 - Service	1.00	—	(d)	—	(d)	1.00	0.04	375,580	0.44		0.55		0.03
2015 - Institutional	1.00	—	(d)	—	(d)	1.00	0.02	1,143	0.23		0.31		0.03
2015 - Service	1.00	—	(d)	—	(d)	1.00	0.01	328,202	0.26		0.56		0.01
2014 - Institutional	1.00	—	(d)	—	(d)	1.00	0.01	773	0.23		0.31		0.03
2014 - Service	1.00	—	(d)	—	(d)	1.00	0.01	305,994	0.24		0.56		—	(e)
2013 - Institutional(f)	1.00	—	(d)	—	(d)	1.00	0.01	25	0.24	(g)	0.36	(g)	0.04	(g)
2013 - Service	1.00	—	(d)	—	(d)	1.00	0.01	316,404	0.28		0.55		—	(e)
2012 - Service	1.00	—	(d)	—	(d)	1.00	0.01	357,545	0.35		0.53		—	(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions.
(d)	Amount is less than $0.0005 per share.
(e)	Amount is less than 0.005% of average net assets.
(f)	Commenced operations on October 16, 2013.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.	12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements

December 31, 2016

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Government Money Market Fund (formerly, Goldman Sachs Money Market Fund) (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates the difference between the Fund’s net asset value per share (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes) on a daily basis.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2016

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015, were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$341,931	$17,396
Net long-term capital gains	3,236	1,804
Total taxable distributions	$345,167	$19,200

As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed (Distributions in excess of) ordinary income — net	$2,504
Timing differences (Post October Loss Deferral/Distributions Payable)	(103)
Unrealized gains (losses) — net	(3,690)
Total accumulated earnings (losses) — net	$(1,289)

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of December 31, 2016, all investments are classified as Level 2. Please refer to the Schedule of Investments for further detail.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. Effective April 29, 2016 GSAM has agreed to waive a portion of the management fee equal to 0.045% of the annual contractual rate applicable to the Fund’s average daily net assets. Prior to April 29, 2016, there was no contractual management fee waiver. The management fee waiver will remain in effect through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended December 31, 2016, GSAM waived $134,947 of its management fee pursuant to the contractual management fee waiver.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee, accrued daily and paid

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2016

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. This fee is equal to an annual percentage rate of the average daily net assets.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2016, GSAM reimbursed $272,858 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

E.  Contractual and Net Fund Expenses — During the fiscal year ended December 31, 2016, GSAM as the investment adviser, and Goldman Sachs, as distributor and transfer agent, voluntarily agreed to waive a portion of management fees, distribution and service plan fees and transfer agency fees attributable to the Fund. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable). The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agency fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal period. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

	Institutional Shares		Service Shares
Fee/Expense Type	Contractual rate, if any	Ratio of net expenses to average net assets for the fiscal year ended December 31, 2016	Contractual rate, if any	Ratio of net expenses to average net assets for the fiscal year ended December 31, 2016
Management Fee	0.205%	0.172%	0.205%	0.172%
Distribution and Service Fees	N/A	N/A	0.25	0.25
Transfer Agency Fees	0.02	0.02	0.02	0.02
Other Expenses	—	0.00 (a)	—	0.00 (a)
Net Expenses		0.19%		0.44%

(a)	Amount is less than 0.005% of average net assets.

N/A — Fees not applicable to respective share class.

For the fiscal year ended December 31, 2016, Goldman Sachs waived $134,947, $14,570 and $7 in management, distribution and service fees, and transfer agency fees, respectively.

F.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees. For the fiscal year ended December 31, 2016, the purchase and sale transactions for the Fund with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Government Money Market	$—	$250,029	$—

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of December 31, 2016, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2016, the Fund did not have any borrowings under the facility.

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

6.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2016

8.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015
Institutional Shares
Shares sold	273,054,154	2,610,668
Reinvestment of distributions	199,056	182
Shares redeemed	(67,408,741)	(2,241,115)
	205,844,469	369,735
Service Shares
Shares sold	268,997,925	204,026,704
Reinvestment of distributions	146,111	19,018
Shares redeemed	(221,763,749)	(181,837,456)
	47,380,287	22,208,266
NET INCREASE IN SHARES	253,224,756	22,578,001

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of the

Goldman Sachs Government Money Market Fund (formerly Goldman Sachs Money Market Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Government Money Market Fund (formerly Goldman Sachs Money Market Fund) (the “Fund”), a fund of the Goldman Sachs Variable Insurance Trust, as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2017

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Fund Expenses — Six Month Period Ended December 31, 2016 (Unaudited)

As a shareholder of the Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expense Paid for the 6 Months Ended 12/31/16*
Institutional Shares
Actual	$1,000.00	$1,001.57		$0.93
Hypothetical 5% return	$1,000.00	$1,024.21	+	$0.94
Service Shares
Actual	$1,000.00	$1,000.31		$2.18
Hypothetical 5% return	$1,000.00	$1,022.95	+	$2.21

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.18% and 0.43% for the Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the Board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Government Money Market Fund designates $3,236, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2016.

25

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The web site links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these web sites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these web sites.

Fund holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund.

© 2017 Goldman Sachs. All rights reserved.

VITMMAR-17/80636-TMPL-02/2017-468833

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Multi-Strategy

Alternatives Portfolio

Annual Report

December 31, 2016

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Variable Insurance Trust – Goldman Sachs Multi-Strategy Alternatives Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

How did the Portfolio perform during the Reporting Period?

During the Reporting Period, the Portfolio’s Institutional, Service and Advisor Shares generated average annual total returns of 0.52%, 0.28% and 0.27%, respectively. These returns compare to the 0.66% average annual total return of the Portfolio’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

Please note that the Portfolio’s benchmark being the LIBOR Index is a means of emphasizing that the Portfolio has an unconstrained strategy. That said, this Portfolio employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Portfolio during the Reporting Period?

Investor sentiment was dominated during the Reporting Period by global central bank monetary policy, commodity price movements and geopolitical events, such as the U.K.’s June 2016 vote to exit the European Union, popularly known as Brexit, and the November 2016 U.S. presidential election.

Generally supportive but diverging central bank monetary policy across countries and global regions continued to unfold during the Reporting Period. In the U.S., the Federal Reserve’s (the “Fed”) dovish tone, adopted early in the Reporting Period due to global growth concerns and market volatility, gave way to more hawkish rhetoric by the end of the Reporting Period. (A dovish tone tends to indicate lower interest rates; opposite of hawkish.) Improving U.S. economic data supported the Fed’s decision in December 2016 to raise short-term interest rates, the only increase of the 2016 calendar year. Policymakers lifted the targeted federal funds by 0.25% to a range of between 0.50% and 0.75%. In other developed markets, dovish central bank policy prevailed, with the Bank of Japan (“BoJ”), European Central Bank and Bank of England either maintaining or only slightly reducing their asset purchase programs in the latter part of the Reporting Period.

During the first half of the Reporting Period, the performance of financial markets was driven by “lower for longer” interest rates, downward revisions to global economic growth and corporate earnings expectations, a stronger U.S. dollar, and lower commodity prices. (“Lower for longer” is a term used to characterize the Fed’s policy on short-term interest rates wherein policymakers are expected to keep rates lower for longer than the markets previously expected.) In this environment, investors generally sought yield in high dividend-paying instruments and shifted investments away from cyclical sectors. Momentum, growth versus value, high dividend-yielding and low volatility strategies performed best. In the second half of the Reporting Period, the “lower for longer” theme was challenged, mainly by economic growth data that surprised to the upside, as well as by indications that global policymakers might shift their stimulus efforts from monetary policy to fiscal policy. Such a shift, many observers suggested, could result in higher inflation, higher yields and a stronger U.S. dollar. Perhaps as a result, higher yielding names generally sold off during the second half of the Reporting Period, and cyclical names started to assume leadership. Donald Trump’s victory in the November 2016 U.S. presidential election reinforced this trend, with investors appearing, in our view, to expect more government spending and market-friendly tax policies from the incoming administration.

Global equities, as represented by the MSCI World Index, posted positive returns during the Reporting Period, rebounding from sharp losses suffered at the beginning of 2016. Emerging market stocks were among the better performing equity asset classes during the Reporting Period overall, with the MSCI Emerging Markets Index recording a gain of more than 11%. Meanwhile, global fixed income generated positive returns, as yields remained low and investors sought perceived safe haven assets in an uncertain market environment. Government bond prices increased in a number of developed economies, as yields, including those on 10-year Japanese and Eurozone government bonds, fell. In contrast, the 10-year U.S Treasury yield, which was 2.27% on December 31, 2015, ended the Reporting Period higher, at 2.43%, after reaching a low of 1.36% in July 2016. With the exception

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

of the Japanese yen, the U.S. dollar strengthened against most developed market currencies, including the euro and the British pound. The British pound fell to a 30-year low versus the U.S. dollar on the heels of the U.K.’s Brexit vote. Emerging market currencies also appreciated during the Reporting Period. In this environment, momentum or trend-following1 strategies underperformed traditional equity and fixed income classes, largely as a by-product of the heightened market volatility. Commodity-related investment returns remained below their historic average but were still positive during the Reporting Period, primarily because of a rebound in crude oil prices from earlier weakness amid oversupply. The price of West Texas Intermediate crude oil, for example, which fell to a 12-year low in mid-January 2016, nearly doubled to more than $52 a barrel at the end of the Reporting Period. Crude oil prices rallied after members of the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to limit output for the first time in eight years.

What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio’s performance is driven by three sources of return: strategic asset allocation to market exposures, short-term tactical allocation and excess returns from investments in underlying funds. Strategic asset allocation is the process by which the Portfolio’s assets are allocated across underlying asset classes and strategies in a way that considers the risks of each underlying asset class and strategy. The short-term tactical allocation is the implementation of tactical market views with the goal of improving the Portfolio’s risk-adjusted return. (The risk-adjusted return on an investment takes into account the risk associated with that investment relative to other potential investments.)

During the Reporting Period, the Portfolio underperformed relative to its benchmark primarily because of weak security selection within its underlying funds. Tactical asset allocation also detracted. These results were partially offset by the Portfolio’s strategic asset allocation, which added value.

Strategic asset allocation contributed positively to performance during the Reporting Period. In particular, the Portfolio was helped by its strategic allocations to corporate credit and equities as well as by its duration strategy. (Duration is a measure of the Portfolio’s sensitivity to changes in interest rates.) Strategic allocations to U.S. real estate securities, international real estate securities, emerging market equities and emerging market debt also added to results. This was partially offset by strategic allocations to certain liquid alternative strategies, including momentum and trend-following strategies in managed futures, although the Portfolio’s short volatility strategy bolstered returns.

Overall, investments in the underlying funds detracted from the Portfolio’s performance. More specifically, three of the Portfolio’s underlying fixed income funds—the Goldman Sachs Strategic Income Fund, the Goldman Sachs Fixed Income Macro Strategies Fund and the Goldman Sachs Long Short Credit Strategies Fund—underperformed their respective benchmark indices. In addition, the Goldman Sachs Long Short Fund and the Goldman Sachs Managed Futures Fund underperformed their respective benchmark indices. On the positive side, two of the underlying funds—the Goldman Sachs Absolute Return Tracker Fund and the Goldman Sachs Dynamic Emerging Markets Debt Fund—outperformed their respective benchmark indices.

Tactical asset allocation detracted overall from the Portfolio’s returns. This was led by the Portfolio’s short-term tactical allocations to European and Japanese equities, which lagged the broader global developed equity market during the Reporting Period. Both positions were managed throughout the Reporting Period to increase the Portfolio’s risk exposure opportunistically and in an effort to secure gains based on the Goldman Sachs Global Portfolio Solutions Team’s (the “Team”) fundamental views. Offsetting this somewhat was the Portfolio’s short-term tactical long position in gold, which contributed positively as investors fled to perceived safe havens in January 2016 through mid-February 2016. The Portfolio also benefited from its tactical positions in U.S. large-cap bank stocks and select long/short positions in developed and emerging markets currencies.

How was the Portfolio positioned at the beginning of the Reporting Period?

At the beginning of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 75.8% in liquid alternative strategies, 13.7% in real assets and 2.6% in cash. (Liquid alternatives strategies generally include, but are not limited to, momentum or trend trading strategies (investment decisions based on trends in asset prices over time), hedge fund beta (long term total returns consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds), managed risk investment strategies (which seek to manage extreme risk scenarios by implementing daily and monthly risk targets across a diversified mix of asset classes), emerging markets debt and unconstrained fixed income strategies (which have the ability to move across various fixed income sectors). Real assets generally include, but are not limited to, commodities, global real estate securities, infrastructure and master limited partnerships (“MLPs”).) The strategic asset allocation of the Portfolio reflects a

[1]	In trend-following strategies, investment decisions are based on trends in asset classes over time.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

risk-based allocation approach to increase diversification across the Portfolio. The Portfolio had 7.9% of its total net assets invested in tactical exposures at the beginning of the Reporting Period.

How did you tactically manage the Portfolio’s allocations during the Reporting Period?

During the Reporting Period, the Team established a tactical long position in Japanese equities versus other developed market stocks based on a decision by the BoJ to ease monetary policy. In addition, we initiated a tactical long position in U.S. large-cap bank stocks because of what we considered to be supportive fundamentals and the potential for outperformance; a tactical long position in Spanish equities versus the broader European equity market; and a relative value position in U.K. equities that favored large-cap stocks over more domestically focused equities.

Emerging market equities also played a role in the Portfolio during the Reporting Period. In June 2016, we established a tactical long position in Indian equity futures in response to that country’s broadening economic recovery, what we considered fair valuations, and recent legislative victories and limited near-term political risks posed by Prime Minister Narendra Modi. We trimmed this position in August 2016 to capture profits. Also, the Portfolio held a tactical long position in offshore-listed Chinese stocks versus their onshore-listed counterparts during September 2016 based on our belief that foreign investors would favor offshore-listed stocks. We reinforced our positive view on the emerging markets late in the Reporting Period, adopting a tactical long position in emerging market equities versus developed market equities.

Within fixed income, we initiated a tactical long position in emerging market debt during July 2016, which was halved later in the Reporting Period. We also expressed our view on U.S. interest rates by positioning the Portfolio on the front, or short-term, end of the yield curve, which tends to be more sensitive than the longer-term end to changes in interest rates. (Yield curve is a spectrum of maturities).

Within currencies, we added a tactical allocation to a basket of international currencies during the Reporting Period. We used this basket as we sought to take advantage of the monetary and inflationary environment across developed and emerging market countries. It was also used to express our views on issues such as slowing economic growth in China, economic developments in other emerging market countries and commodity prices.

Within commodities, during March 2016, we exited the Portfolio’s tactical long position in gold to realize profits.

In addition, during the Reporting Period overall, we adjusted the Portfolio’s strategic asset allocation to more evenly balance the different sources of active risk in the Portfolio. These changes translated into the elimination of the Goldman Sachs VIT Global Trends Allocation Fund and the Goldman Sachs Dynamic Commodity Strategy Fund from the Portfolio. The proceeds were invested in the Goldman Sachs Managed Futures Strategy Fund, which allows the Portfolio, in our view, to more effectively access momentum and cross-asset trend strategies.

Also, as part of its risk management efforts, we reduced the Portfolio’s equity long/short allocation during the Reporting Period. The decision was driven by our concerns about negative momentum and overcrowding in the hedge fund universe.

How was the Portfolio positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 76.1% in liquid alternative strategies, 11.4% in real assets and 1.4% in cash. The Portfolio had 11.1% of its total net assets invested in tactical exposures.

How did the Portfolio use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Portfolio used derivatives primarily to express views across developed and emerging market equities. The Portfolio employed equity index futures to replicate exposures to U.S. large-cap equities (positive impact), U.K. large-cap equities versus U.K. domestically-focused equities (negative impact), and European equities (negative impact, though Spanish equity exposure contributed positively). Additionally, the Portfolio used equity index futures to gain tactical exposure to Indian equities (positive impact), Japanese equities (negative impact) and Chinese offshore-listed versus onshore-listed equities (negative impact). The Portfolio also used emerging market equity index futures to partially hedge the beta associated with investing in emerging market stocks, thus isolating active security selection. These futures detracted from the Portfolio’s performance during the Reporting Period. (Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.) Within fixed income, the Portfolio used interest rate futures (negative impact) to take views on the U.S. Treasury yield curve. In addition, during the Reporting Period, the Portfolio employed foreign exchange forwards to go long and short select developed and emerging market currencies within a tactical basket of currencies. The use of these forwards had a positive impact on performance overall.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Additionally, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes. The use of derivatives had a negative impact on performance overall.

What is the Portfolio’s tactical view and strategy for the months ahead?

For most of the Reporting Period, the Team’s asset allocation views were underpinned by developed market economic growth in an environment of relatively easy liquidity but marked by bouts of heightened volatility due to geopolitical events. Broadly speaking, the Portfolio was overweight riskier asset classes and underweight U.S. government bonds. Going into the end of the Reporting Period, the Portfolio was significantly overweight riskier asset classes, with meaningful allocations to equities, breakeven inflation positions and high-yielding currencies. (The breakeven inflation rate is the difference between the nominal yield on a fixed-rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality. If inflation averages more than the breakeven, the inflation-linked investment will outperform the fixed-rate. Conversely, if inflation averages below the breakeven, the fixed-rate will outperform the inflation-linked.)

Overall, we think 2017 is likely to be a year of moderately positive returns for riskier asset classes, driven by three macro themes. First, we expect a widening economic expansion, should growth in emerging market countries pick up and growth in the U.S. and Europe continue, as we expect. Indeed, improving U.S. macroeconomic data at the end of the Reporting Period supported our view of an ongoing U.S. economic expansion. Second, we believe an improvement in economic growth, together with increasing U.S. inflationary pressures, is likely to reduce investor conviction in the secular stagnation thesis, with higher bond yields a likely consequence. (Secular stagnation is a condition of negligible or no economic growth in a market-based economy.) At the end of the Reporting Period, we believed the financial markets were underestimating the number of potential Fed interest rate hikes. Third, we expect positive, but moderate, equity returns in 2017, as we believe there is limited room for earnings growth, and there are likely to be headwinds from rising bond yields. We also expect credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) and crude oil prices to remain relatively range bound. Given what we consider to be a wide range of macro risks, we think a dynamic approach to asset allocation may well add value during 2017.

Regarding equities, we believe continued economic expansion should be supportive of the asset class. At the end of the Reporting Period, we favored emerging market stocks over developed market stocks. We believe progress has been made in terms of valuations, macro imbalances, growth challenges and investors’ sentiment toward the emerging markets, which should set the scene for outperformance of emerging market stocks over the medium term, in our view. Nevertheless, we see risks in the near term due to the moderation of policy support in China and uncertainty around a Trump Administration’s policies on trade as well as potential pressure from a further rise in bond yields.

Within fixed income, though we expect spreads to remain largely range bound, we think they have the potential to drift slightly wider as the U.S. economic expansion matures. We have a bearish view on government bonds. In our view, the markets are underpricing the pace of future Fed rate hikes, especially at the front, or short-term, end of the U.S. Treasury yield curve. We think the tightening U.S. labor market and building inflationary pressures are supportive of this view. At the longer-term end of the U.S. Treasury yield curve, we believe yields could rise further if investors reassess the future path of Fed rate hikes or if they place a higher risk premium on longer-term U.S. Treasuries due to increased fiscal stimulus and/or the Fed shifting its inflation target higher.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Index Definitions

∎	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.
∎	The MSCI World Index represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. This index offers a broad global equity benchmark, without emerging markets exposure.
∎	The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 23 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

5

FUND BASICS

Multi-Strategy Alternatives Portfolio

as of December 31, 2016

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/16	One Year	Since Inception	Inception Date
Institutional	0.52%	-1.75%	4/25/14
Service	0.28	-2.00	4/25/14
Advisor	0.27	-2.10	4/25/14

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	1.05%	4.28%
Service	1.30	3.21
Advisor	1.45	3.39

[2]	The expense ratios of the Portfolio, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights of this report. Pursuant to a contractual arrangement, the Portfolio’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

OVERALL UNDERLYING FUND AND ETF WEIGHTINGS3

Percentage of Net Assets

[3]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund and exchange traded fund (“ETF”) reflects the value of that Underlying Fund or ETF as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Portfolio are not reflected in the graph above. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $10,000 investment made on April 25, 2014 (commencement of the Portfolio’s operations) in Advisor Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Portfolio level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Portfolio as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional and Service Shares will vary from Advisor Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Multi-Strategy Alternatives Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 25, 2014 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Since Inception
Institutional (Commenced April 25, 2014)	0.52%	-1.75%
Service (Commenced April 25, 2014)	0.28%	-2.00%
Advisor (Commenced April 25, 2014)	0.27%	-2.10%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

December 31, 2016

Shares	Description	Value
Underlying Funds(a) – 87.2%
Equity – 26.5%
160,637	Goldman Sachs Absolute Return Tracker Fund	$1,482,676
79,208	Goldman Sachs Long Short Fund	685,145
34,179	Goldman Sachs Emerging Markets Equity Fund	547,542
6,090	Goldman Sachs Real Estate Securities Fund	114,560
20,648	Goldman Sachs International Real Estate Securities Fund	114,391

		2,944,314

Fixed Income – 60.7%
187,901	Goldman Sachs Long Short Credit Strategies Fund	1,768,151
162,807	Goldman Sachs Strategic Income Fund	1,569,457
144,832	Goldman Sachs Fixed Income Macro Strategies Fund	1,265,829
105,974	Goldman Sachs Managed Futures Strategy Fund	1,090,475
130,751	Goldman Sachs Dynamic Emerging Markets Debt Fund	1,059,082

		6,752,994

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES)
(Cost $9,948,470)		$9,697,308

Exchange Traded Funds(b) – 2.0%
706	iShares JP Morgan USD Emerging Markets Bond Fund	$77,815
1,515	ProShares Short VIX Short-Term Futures Fund	137,835

TOTAL EXCHANGE TRADED FUNDS
(Cost $164,987)		$215,650

Shares	Distribution Rate	Value
Investment Company(a)(c) – 9.7%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,079,735	0.455%	$1,079,735
(Cost $1,079,735)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE – 98.9%
(Cost $11,193,192)		$10,992,693

Securities Lending Reinvestment Vehicle(a)(c) – 1.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
162,650	0.455%	$162,650
(Cost $162,650)

TOTAL INVESTMENTS – 100.3%
(Cost $11,355,842)		$11,155,343

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(34,822)

NET ASSETS – 100.0%		$11,120,521

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents affiliated funds.
(b)	All or a portion of security is on loan.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

Currency Abbreviations:
BRL	—Brazilian Real
CHF	—Swiss Franc
CLP	—Chilean Peso
CNY	—Chinese Yuan
CZK	—Czech Koruna
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
NOK	—Norwegian Krone
RUB	—Russian Ruble
SEK	—Swedish Krona
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2016, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	BRL	160,000	USD	46,421	01/04/17	$49,160	$2,739
	BRL	160,000	USD	48,394	02/02/17	48,719	325
	IDR	1,350,000,000	USD	98,648	03/15/17	98,952	304
	INR	6,500,000	USD	94,449	03/15/17	94,938	489
	RUB	4,250,000	USD	65,346	03/15/17	68,101	2,755
	USD	49,936	CHF	50,000	03/15/17	49,320	616
	USD	67,116	CLP	45,000,000	03/15/17	66,853	263
	USD	64,618	CNY	450,000	03/15/17	63,398	1,220
	USD	107,906	EUR	100,000	03/15/17	105,635	2,271
	USD	68,571	HUF	20,000,000	03/16/17	68,203	368
	USD	105,888	JPY	12,000,000	03/15/17	103,033	2,855
	USD	102,712	KRW	120,000,000	03/15/17	99,377	3,335
	USD	68,581	RUB	4,250,000	03/15/17	68,101	480
	USD	65,478	TWD	2,100,000	03/15/17	64,822	656
TOTAL							$18,676

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	CZK	2,600,000	USD	104,289	03/15/17	$101,647	$(2,642)
	INR	500,000	USD	7,313	03/15/17	7,303	(10)
	NOK	450,000	USD	53,700	03/15/17	52,136	(1,564)
	SEK	450,000	USD	49,911	03/15/17	49,599	(312)
	TRY	180,000	USD	51,798	03/15/17	50,276	(1,522)
	USD	48,825	BRL	160,000	01/04/17	49,160	(335)
	USD	2,817	CNY	20,000	03/15/17	2,818	(1)
	ZAR	910,000	USD	65,658	03/15/17	65,390	(268)
TOTAL							$(6,654)

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2016, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Eurodollar	20	December 2017	$4,924,000	$3,704
90 Day Eurodollar	(20)	March 2020	(4,881,250)	(9,046)
EURO STOXX 50 Index	(2)	March 2017	(68,991)	(1,884)
FTSE 100 Index	2	March 2017	173,768	4,537
FTSE 250 Index	(4)	March 2017	(177,530)	(3,905)
H-Shares Index	1	January 2017	60,533	874
IBEX 35 Index	1	January 2017	98,038	1,747
mini MSCI EAFE Index Futures	(1)	March 2017	(83,780)	168
mini MSCI Emerging Markets Index Futures	3	March 2017	128,835	(2,684)
SGX FTSE China A50 Index	(8)	January 2017	(79,700)	122
SGX Nifty 50 Equity Index	4	January 2017	65,476	1,192
10 Year U.S. Treasury Note	(1)	March 2017	(124,281)	748
TOTAL				$(4,427)

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in affiliated Underlying Funds, at value (cost $11,028,205)(a)	$10,777,043
Investments in unaffiliated Funds, at value (cost $164,987)	215,650
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	162,650
Cash	189,706
Receivables:
Collateral on certain derivative contracts	46,747
Portfolio shares sold	10,524
Reimbursement from investment adviser	9,583
Dividends	338
Unrealized gain on forward foreign currency exchange contracts	18,676
Other assets	371
Total assets	11,431,288

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	6,654
Variation margin on certain derivative contracts	2,866
Payables:
Payable upon return of securities loaned	162,650
Portfolio shares redeemed	20,969
Distribution and Service fees and Transfer Agency fees	3,841
Investments purchased	344
Accrued expenses	113,443
Total liabilities	310,767

Net Assets:
Paid-in capital	12,047,315
Undistributed net investment income	36,841
Accumulated net realized loss	(771,956)
Net unrealized loss	(191,679)
NET ASSETS	$11,120,521
Net Assets:
Institutional	$308,804
Service	33,515
Advisor	10,778,202
Total Net Assets	$11,120,521
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	33,920
Service	3,669
Advisor	1,187,187
Net asset value, offering and redemption price per share:
Institutional	$9.10
Service	9.13
Advisor	9.08

(a) Includes loaned securities having a market value of $159,150.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Operations

For the Fiscal Year Ended December 31, 2016

Investment income:
Dividends from affiliated Underlying Funds	$170,954
Dividends from unaffiliated Funds	2,720
Total investment income	173,674

Expenses:
Printing and mailing costs	79,189
Custody, accounting and administrative services	71,286
Professional fees	44,507
Distribution and Service fees(a)	39,907
Trustee fees	15,789
Management fees	15,714
Transfer Agency fees(a)	2,095
Other	317
Total expenses	268,804
Less — expense reductions	(206,972)
Net expenses	61,832
NET INVESTMENT INCOME	111,842

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments affiliated Underlying Funds	(528,283)
Investments in unaffiliated Underlying Funds	28,053
Futures contracts	(82,158)
Forward foreign currency exchange contracts	(5,628)
Foreign currency transactions	391
Capital gain distributions from affiliated Underlying Funds	16,178
Net change in unrealized gain (loss) on:
Investments affiliated Underlying Funds	422,586
Investments in unaffiliated Underlying Funds	67,123
Futures contracts	(18,089)
Forward foreign currency exchange contracts	12,022
Foreign currency translation	1,187
Net realized and unrealized loss	(86,618)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,224

(a) Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees		Transfer Agent Fees
Advisor	Service	Advisor	Institutional	Service
$39,688	$219	$1,985	$93	$17

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

From operations:
Net investment income	$111,842	$170,751
Net realized loss	(571,447)	(155,810)
Net change in unrealized gain (loss)	484,829	(565,645)
Net increase (decrease) in net assets resulting from operations	25,224	(550,704)

Distributions to shareholders:
From net investment income
Institutional Shares	(3,280)	(20,864)
Service Shares	(131)	(439)
Advisor Shares	(76,669)	(183,729)
From net realized gains
Institutional Shares	—	(1,452)
Service Shares	—	(33)
Advisor Shares	—	(14,588)
Total distributions to shareholders	(80,080)	(221,105)

From share transactions:
Proceeds from sales of shares	4,005,564	9,018,089
Reinvestment of distributions	80,080	221,105
Cost of shares redeemed	(3,556,068)	(2,079,723)
Net increase in net assets resulting from share transactions	529,576	7,159,471
TOTAL INCREASE	474,720	6,387,662

Net assets:

Beginning of year	10,645,801	4,258,139
End of year	$11,120,521	$10,645,801
Undistributed net investment income	$36,841	$2,719

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized loss	Total from investment operations	From net investment income	From net realized gains		Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	$9.15	$0.11	$(0.06)	$0.05	$(0.10)	$—		$(0.10)	$9.10	0.52%	$309	0.24%		2.37%		1.17%		44%
2016 - Service	9.14	0.08	(0.05)	0.03	(0.04)	—		(0.04)	9.13	0.28	34	0.46		1.97		0.92		44
2016 - Advisor	9.12	0.10	(0.07)	0.03	(0.07)	—		(0.07)	9.08	0.27	10,778	0.61		2.58		1.06		44
2015 - Institutional	9.81	0.20	(0.65)	(0.45)	(0.20)	(0.01)		(0.21)	9.15	(4.51)	958	0.22		4.40		2.02		53
2015 - Service	9.81	0.24	(0.71)	(0.47)	(0.19)	(0.01)		(0.20)	9.14	(4.76)	22	0.48		3.33		2.54		53
2015 - Advisor	9.79	0.21	(0.69)	(0.48)	(0.18)	(0.01)		(0.19)	9.12	(4.89)	9,666	0.62		3.51		2.16		53

FOR THE PERIOD ENDED DECEMBER 31,
2014 - Institutional (Commenced April 25, 2014)	10.00	0.09	(0.16)	(0.07)	(0.12)	—	(f)	(0.12)	9.81	(0.67)	1,003	0.22	(g)	24.63	(g)	1.30	(g)	25
2014 - Service (Commenced April 25, 2014)	10.00	0.07	(0.16)	(0.09)	(0.10)	—	(f)	(0.10)	9.81	(0.85)	10	0.49	(g)	25.05	(g)	1.02	(g)	25
2014 - Advisor (Commenced April 25, 2014)	10.00	0.11	(0.21)	(0.10)	(0.11)	—	(f)	(0.11)	9.79	(0.97)	3,246	0.62	(g)	16.16	(g)	1.66	(g)	25

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.
(f)	Amount is less than $0.005 per share.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements

December 31, 2016 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”). The Portfolio is a diversified portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolio invests primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers. Additionally, this Portfolio may invest a portion of its assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”).

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolio’s valuation policy, as well as the Underlying Funds’ is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds (“Underlying Funds”). Because the Underlying Funds have varied expense and fee levels and the Portfolio may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (Including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because the Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2016 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of December 31, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$1,461,638	$—	$—
Fixed Income Underlying Funds	8,235,670	—	—
Exchange Traded Funds	215,650	—	—
Investment Company	1,079,735	—	—
Securities Lending Reinvestment Vehicle	162,650	—	—
Total	$11,155,343	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$18,676	$—
Futures Contracts	13,092	—	—
Total	$13,092	$18,676	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(6,654)	$—
Futures Contracts	(17,519)	—	—
Total	$(17,519)	$(6,654)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2016. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Equity	Variation margin on certain derivative contracts	$8,640	(a)	Variation margin on certain derivative contracts	$(8,473	)(a)
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	18,676		Payable for unrealized loss on forward foreign currency exchange contracts	(6,654)
Interest Rate	Variation margin on certain derivative contracts	4,452	(a)	Variation margin on certain derivative contracts	(9,046	)(a)
Total		$31,768			$(24,173)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2016 is reported within the Statement of Assets and Liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2016 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations.

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(81,969)	$(13,495)	24
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(5,628)	$12,022	42
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(189)	(4,594)	4
Total		$(87,786)	$(6,067)	70

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2016.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of the Portfolio’s average daily net assets. GSAM has agreed to waive all of its management fee. The management fee waiver will remain in effect through at least April 29, 2017, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended December 31, 2016, GSAM waived $15,714 of its management fee.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Portfolio invests. For the fiscal year ended December 31, 2016, GSAM waived $1,571 of the Portfolio’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of the Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under each Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.40% of the Portfolio’s average daily net assets attributable to Service and Advisor Shares, respectively.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.204%. The Other Expense limitation will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2016, GSAM reimbursed $189,575 to the Portfolio. In addition, the Portfolio has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2016, custody fee credits were $112.

E.  Line of Credit Facility — As of December 31, 2016, the Portfolio participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The Portfolio invests primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2016:

Underlying Funds	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income	Capital Gain Distributions
Goldman Sachs Absolute Return Tracker Fund	$1,464,549	$259,562	$(298,000)	$(15,031)	$71,596	$1,482,676	$3,494	$6,068
Goldman Sachs Dynamic Commodity Strategy Fund	502,270	—	(488,156)	(123,211)	109,097	—	—	—
Goldman Sachs Dynamic Emerging Markets Debt Fund	789,146	411,924	(165,000)	(16,586)	39,598	1,059,082	37,362	—
Goldman Sachs Emerging Markets Equity Fund	510,845	115,885	(106,000)	3,814	22,998	547,542	5,885	—
Goldman Sachs Financial Square Government Fund	812,720	3,776,673	(3,509,658)	—	—	1,079,735	2,825	—
Goldman Sachs Fixed Income Macro Strategies Fund	1,235,596	283,707	(240,000)	(23,460)	9,986	1,265,829	18,318	—
Goldman Sachs International Real Estate Securities Fund	90,303	30,103	—	—	(6,015)	114,391	5,093	—
Goldman Sachs Long Short Credit Strategies Fund	1,092,205	989,950	(305,000)	(19,521)	10,517	1,768,151	60,241	—
Goldman Sachs Long Short Fund	1,343,748	235,000	(782,000)	(207,703)	96,100	685,145	—	—

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2016 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Underlying Funds	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income	Capital Gain Distributions
Goldman Sachs Managed Futures Strategy Fund	$—	$1,256,186	$(120,000)	$(6,981)	$(38,730)	$1,090,475	$1,186	$—
Goldman Sachs Real Estate Securities Fund	108,252	12,790	—	—	(6,482)	114,560	2,680	10,110
Goldman Sachs Strategic Income Fund	1,499,095	340,395	(275,000)	(30,123)	35,090	1,569,457	33,870	—
Goldman Sachs VIT Global Trends Allocation Fund	982,531	—	(961,542)	(91,146)	70,157	—	—	—
Total	$10,431,260	$7,712,175	$(7,250,357)	$(529,947)	$413,912	$10,777,043	$170,954	$16,178

As of December 31, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 28% of the Service Shares of the Portfolio.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2016 were $4,264,091 and $4,194,936, respectively.

7.    SECURITIES LENDING

The Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Portfolio, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Portfolio invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (the “Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

7.    SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Portfolio’s loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral is at least equal to the value of the cash received. The amounts of the Portfolio’s overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2016 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Portfolio and BNYM received compensation relating to the lending of the Portfolio’s securities. The amounts earned, if any, by the Portfolio for the fiscal year ended December 31, 2016 are reported under Investment Income on the Statement of Operations.

The following table provides information about the Portfolio’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2016:

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016
$—	$189,500	$(26,850)	$162,650

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2016 was as follows:

	2015	2016
Distributions paid from:
Ordinary income	$205,079	$80,080
Net long-term capital gains	16,026	—
Total taxable distributions	$221,105	$80,080

As of December 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$47,639
Capital loss carryforwards:
Perpetual Short-term	(398,586)
Perpetual Long-term	(183,884)
Total capital loss carryforwards	$(582,470)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	(3,378)
Unrealized losses — net	(388,585)
Total accumulated losses — net	$(926,794)

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2016 (Unaudited)

8.    TAX INFORMATION (continued)

As of December 31, 2016, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$11,550,479
Gross unrealized gain	79,543
Gross unrealized loss	(474,679)
Net unrealized security loss	(395,136)
Net unrealized security gain on other investments	6,551
Net unrealized loss	$(388,585)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign exchange contracts and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Portfolio’s capital accounts on a tax-basis, the Portfolio has reclassified $2,360 of accumulated net realized gain to undistributed net investment income. These reclassifications have no impact on the NAV of the Portfolio and result primarily from differences in the tax treatment of foreign currency transactions and underlying fund investments.

GSAM has reviewed the Portfolio’s tax position for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in the Underlying Funds — The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. To the extent that the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, the Portfolio may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

9.    OTHER RISKS (continued)

may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio or an Underlying Fund. Such large shareholder redemptions may cause the Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or an Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect the Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or an Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Portfolio and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio and the Underlying Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Funds have unsettled or open transactions defaults.

Short Position Risk — The Portfolio or an Underlying Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Portfolio or an Underlying Fund may purchase for investment. Taking short positions involves leverage of the Portfolio’s assets and presents various risks. If the value of the underlying instrument or market in which the Portfolio or an Underlying Fund has taken a short position increases, then the Portfolio or an Underlying Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2016 (Unaudited)

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	30,367	$278,375	167	$1,635
Reinvestment of distributions	360	3,280	2,436	22,316
Shares redeemed	(101,512)	(911,862)	(90)	(866)
	(70,785)	(630,207)	2,513	23,085
Service Shares
Shares sold	2,700	24,286	1,310	12,500
Reinvestment of distributions	14	131	51	472
Shares redeemed	(1,411)	(17,774)	(5)	(51)
	1,303	6,643	1,356	12,921
Advisor Shares
Shares sold	410,465	3,702,903	924,410	9,003,954
Reinvestment of distributions	8,435	76,669	21,718	198,317
Shares redeemed	(291,572)	(2,626,432)	(217,661)	(2,078,806)
	127,328	1,153,140	728,467	7,123,465
NET INCREASE	57,846	$529,576	732,336	$7,159,471

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of the

Goldman Sachs Multi-Strategy Alternatives Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”), a fund of the Goldman Sachs Variable Insurance Trust, as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Portfolio Expenses — Six Month Period Ended December 31, 2016 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Portfolio, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*
Institutional
Actual	$1,000	$1,020.80		$1.07
Hypothetical 5% return	1,000	1,024.08	+	1.07
Service
Actual	1,000	1,019.50		2.34
Hypothetical 5% return	1,000	1,022.82	+	2.34
Advisor
Actual	1,000	1,019.50		3.10
Hypothetical 5% return	1,000	1,022.07	+	3.10

*	Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.21%, 0.46% and 0.61% for Institutional, Service and Advisor Shares, respectively.
+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the Board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2016, 1.95% of the dividends paid from net investment company taxable income by the Multi-Strategy Alternatives Portfolio qualify for the dividends received deduction available to corporations.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolio’s first and third fiscal quarters. The Portfolio’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Portfolio holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Diversification does not protect an investor from market risk and does not ensure a profit.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Portfolio.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio.

© 2017 Goldman Sachs. All rights reserved.

VITMSAAR-17/80652-TMPL-02/2017-468827/377

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs High Quality Floating Rate Fund

Annual Report

December 31, 2016

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

During the 12 months ended December 31, 2016 (the “Reporting Period”), the U.S. equity market recorded a strong gain, while the broad fixed income market generated more modest, but positive, returns.

Equity Markets

As the Reporting Period began in January 2016, U.S. equities were embroiled in a global rout, triggered by investor concerns about an intensifying economic slowdown in China and exacerbated by an oil price plunge. Following a December 2015 interest rate hike, the January 2016 Federal Reserve (“Fed”) statement acknowledged these external risks and tightening financial conditions. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were also supported by stronger economic data, rallying as fourth quarter 2015 U.S. Gross Domestic Product (“GDP”) came in above consensus expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two interest rate hikes in 2016, down from four. Along with receding global economic concerns, this helped to drive a recovery in U.S. equities. Released in March 2016, February 2016 unemployment data came in ahead of market consensus, with unemployment steady at 4.9% in spite of higher participation rates and declining underemployment.

Following the rebound in March 2016, market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated. U.S. equities fell near the end of the month as investors were disappointed by a lack of additional stimulus from the Bank of Japan (“BoJ”) and by a weaker than consensus expected first quarter U.S. GDP growth rate of 0.5%. Weaker than expected May 2016 payroll data drove expectations for a Fed interest rate hike in June 2016 temporarily lower, but subsequent hawkish Fed minutes revived market expectations. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) The Fed ultimately held interest rates steady in June 2016 and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. Markets were otherwise dominated in June 2016 by the U.K. referendum on membership in the European Union, popularly known as Brexit. U.S. equities sold off in the global risk-off, or heightened risk averse sentiment, in June 2016 following the surprise “leave” result. Markets rebounded in the latter days of the month owing to improving risk sentiment as markets digested the Brexit vote outcome and on dovish remarks from Bank of England (“BoE”) Governor Carney.

In July 2016, U.S. equities were buoyed by strong economic data and corporate earnings, despite increased uncertainty post-Brexit. In her Jackson Hole speech toward the end of August 2016, Fed Chair Janet Yellen acknowledged the case for an interest rate hike had strengthened in the then-recent months. Along with strong labor market data and other hawkish comments from the Fed, this significantly increased the market-implied probability of an interest rate hike by year-end 2016, causing U.S. equities to sell off. In early September 2016, equities fell as the European Central Bank (“ECB”) disappointed markets with its lack of commitment to extend quantitative easing. However, there was a subsequent rebound following the Fed’s decision in September 2016 to leave interest rates unchanged.

In October 2016, a combination of hawkish Fed commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike. U.S. GDP increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus expectations and the strongest growth rate in two years. Following the unexpected victory of Donald Trump in the November 2016 U.S. elections, U.S. equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of Mr. Trump’s fiscal stimulus plan. The Fed raised rates 0.25% in December 2016, for the first time in 2016 but as had largely been anticipated, set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement.

U.S. equities, as represented by the S&P 500® Index, gained 11.93% during the Reporting Period. Energy, telecommunication services and financials were the best performing sectors in the S&P 500® Index by a wide margin. Industrials, materials, utilities and information technology also posted double-digit gains that outpaced the S&P 500® Index during the Reporting Period. The weakest performing sectors in the S&P 500® Index were real estate and health care, the only two to post negative absolute returns, followed by consumer staples and consumer discretionary, which were comparatively weak but generated positive returns during the Reporting Period.

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MARKET REVIEW

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, small-cap stocks, as measured by the Russell 2000® Index, performed best, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then, large-cap stocks, as measured by the Russell 1000® Index. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

Fixed Income Markets

When the Reporting Period started, spread (or non-government bond) sectors retreated, selling off significantly from January to mid-February 2016. The selloff was driven by an increase in a number of perceived risks, including slowing Chinese economic activity, the possibility of persistent oil oversupply and deteriorating corporate bond fundamentals, as the U.S. credit cycle entered its later stage. Some of these risks eased in the second half of the first calendar quarter, as economic news from China improved, U.S. oil production showed signs of slowing, and commodity prices appeared to stabilize. As a result, spread sectors largely retraced their losses by the end of March 2016. Global central banks remained accommodative. The BoJ, in a surprise move at its January 2016 policy meeting, introduced a -0.1% interest rate, reaffirming its commitment to achieving a 2% inflation target. The ECB shifted its focus from currency depreciation to credit creation by leaving the deposit rate unchanged, expanding its asset purchase program to include purchases of non-financial corporate credit and announcing a new series of easing measures in the form of targeted long-term refinancing operations. In the U.S., the Fed left interest rates unchanged and reduced its previous forecast of four rate hikes in 2016 to two. After a sustained period of appreciation, the U.S. dollar weakened during the first quarter of 2016 due to generally tighter financial conditions, mixed U.S. economic data and the Fed’s more dovish commentary.

During the second quarter of 2016, spread sectors rallied on stabilization of commodities prices as well as on declining fears about slowing Chinese economic growth and the potential for a U.S. economic recession. Global interest rates broadly declined amid continued accommodative monetary policy from the world’s central banks. In the U.S., minutes from the Fed’s April 2016 policy meeting, released in mid-May 2016, suggested Fed policymakers might raise interest rates in June 2016 if U.S. economic growth strengthened, employment data firmed and inflation rose toward the Fed’s 2% target. In early June 2016, however, the release of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down expectations of a Fed rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, Brexit renewed investor uncertainty about the path of global economic growth. Spread sectors withstood the Brexit vote relatively well, selling off at first but then recovering most of their losses afterwards. The U.S. dollar strengthened versus most global currencies during the second calendar quarter, though it weakened against the Japanese yen.

During the third calendar quarter, spread sectors continued to advance. Overall, global interest rates remained low, as the world’s central banks remained broadly accommodative. In July 2016, however, the Fed’s policy statement was more hawkish than most observers expected, reflecting cautious optimism amid the market’s relatively muted reaction to the Brexit outcome and strengthening U.S. economic data. The July 2016 U.S. non-farm payrolls report showed 255,000 new jobs added, exceeding market expectations and countering a disappointing second quarter 2016 GDP report that showed growth of 1.2%. The ECB kept interest rates unchanged during July 2016. The BoJ, meanwhile, fell short of market expectations with the announcement of an equity purchase program and the absence of changes to key policy tools, such as an interest rate cut and increased government bond purchases. In August 2016, the BoE unveiled a “timely, coherent and comprehensive package,” as described by Governor Mark Carney, which included a number of measures intended to help the U.K. economy navigate a post-Brexit environment. Although the ECB kept monetary policy unchanged during the month, the European and U.K. credit markets received technical, or supply/demand, support from the ongoing corporate bond purchases of central banks. In the U.S., non-farm payroll gains moderated in August 2016 and manufacturing and services data weakened, but continued hawkish comments from the Fed boosted market expectations of a rate hike by the end of 2016. However, at its September 2016 policy meeting, the Fed kept short-term interest rates unchanged. In Japan, during September 2016, the BoJ announced a new “yield curve control” framework designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. During the third quarter of 2016, the U.S. dollar depreciated versus many world currencies.

In the fourth quarter of 2016, spread sectors generally outperformed U.S. Treasury securities in a reversal from the volatile start to the calendar year. Commodity prices stabilized and crude oil prices rose following an agreement in November 2016 by the

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MARKET REVIEW

Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC producers to cut production, which provided support for energy issuers within the corporate credit market as well as for oil-exporting emerging economies. Donald Trump’s victory in the November 2016 U.S. election marked an important regime change in monetary, fiscal and regulatory policy. Market expectations shifted toward a faster pace of Fed monetary policy tightening, increased fiscal stimulus and a potentially looser regulatory agenda. After the U.S. election, global interest rates rose and the U.S. dollar strengthened versus most developed market and emerging market currencies. The U.S. economy strengthened, with strong job growth and increased consumer spending reported. In December 2016, the Fed raised the targeted federal funds rate 0.25% to a range of between 0.50% and 0.75%. The rate hike resulted in a further rise in U.S. Treasury yields, with a notable increase in shorter-term yields, and additional appreciation in the U.S. dollar. In the Eurozone, the ECB announced it would reduce its monthly pace of asset purchases starting in April 2017 but said it would maintain its monetary easing policies throughout 2017. Meanwhile, Italy voted to reject constitutional reforms, while the outcome of Austria’s election defied the populist tide that had claimed victories in the U.K. and U.S. during 2016.

For the Reporting Period overall, high yield corporate bonds outperformed U.S. Treasuries, posting a double-digit gain. Sovereign emerging market debt and investment grade corporate bonds also outpaced U.S. Treasuries, followed by commercial mortgage-backed securities, agency securities and asset-backed securities. Mortgage-backed securities slightly underperformed U.S. Treasuries. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period and shifted upwards, though it steepened during the final three months of the calendar year. The yield on the bellwether 10-year U.S. Treasury rose approximately 16 basis points to end the Reporting Period at 2.43%. (A basis point is 1/100th of a percentage point. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

Equity Markets

At the end of the Reporting Period, we believed the macroeconomic environment may be shifting from low growth to pro-growth. Following Donald Trump’s victory in the U.S. presidential election, we expect to see more aggressive fiscal and pro-business policy leading to stronger U.S. and global economic growth. Chief Executive Officer confidence is already increasing, according to end-of-2016 polls, and could reignite corporate “animal spirits,” economist John Maynard Keynes’ term for the confidence and willingness to invest that are essential for economic growth. We believe the U.S. equity bull market could extend through 2017. Stronger economic growth and revenue-driven earnings growth in the U.S. should be a positive backdrop for equities, in our view. Moreover, we believe U.S. equities can do well in an environment of modestly rising interest rates and inflation, provided the underlying reason is healthy economic growth.

Even with this positive view for U.S. economic and revenue-driven earnings growth, we do believe the U.S. equity market remained expensive at the end of the Reporting Period. The median S&P 500® Index stock was trading in the 98th percentile relative to history and the 12-month forward price-to-earnings ratio was the highest of the major regions. That said, we believe the U.S. equity market still offers significant opportunities at the stock level, as more policy details become available and investors begin to focus on company-specific impacts. In our view, policy changes from a more populist, protectionist and unconventional U.S. president will likely increase volatility and the dispersion of returns as investors consider the effects of those policies on individual stocks, creating a potentially beneficial environment for active managers.

Fixed Income Markets

At the end of the Reporting Period, we expected the long economic recovery, which followed the 2008-2009 financial crisis, to continue during 2017. In our view, growth is poised to broaden to more countries, with the world economy drawing on more sources of strength than at any time since 2010.

In some respects, our outlook is an extension of our views at the start of the Reporting Period. However, we note the emergence of four transitional factors. First, populism is challenging globalism and creating new downside risks. Second, concerns about low economic growth are giving way to concerns about inflation. Third, the focus on monetary policy is shifting toward fiscal policy. Fourth, concerns about new regulation are moving toward hopes for deregulation.

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MARKET REVIEW

Our three strongest convictions for the 2017 calendar year are continued strength in the U.S. economy; monetary policy divergence reaching new extremes, which could potentially drive repricing across the interest rate markets; and higher volatility, largely fueled by political anxieties. We believe these developments point to more opportunity for relative value trades in the near term and indicate that risks from directional exposure to rising interest rates have increased. (Directional is defined as a strategy based on an assessment of a market’s, asset class’ or specific security’s anticipated direction.)

From an investment perspective, then, we considered relative value positions in interest rates and currencies more attractive than directional positions at the end of the Reporting Period. We also preferred securitized credit for its yield potential, while we were cautiously optimistic about corporate credit.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 2.98% and 2.70%, respectively. These returns compare to the 2.64% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund’s top-down country strategy contributed positively to relative returns. The outperformance was driven by the Fund’s long positions in Europe versus its short positions in the U.S. and Japan. A long position in Canada versus a short position in the U.S. further added to results. The Fund benefited from its short position in the euro within our top-down currency strategy. In addition, our top-down cross-sector strategy bolstered relative performance. In our cross-sector strategy, we invested Fund assets across a variety of fixed income sectors, including some that may not be included in the Bloomberg Barclays Index. Also, our bottom-up individual issue selection, especially within the securitized and corporate bond sectors, contributed positively during the Reporting Period.

Conversely, the Fund’s tactical duration and yield curve positioning detracted from its relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities. Our top-down currency strategy overall, especially the Fund’s long position in the Swedish krona, also hurt relative returns. Sweden’s central bank remained accommodative throughout 2016, which was a headwind for the appreciation of the Swedish krona in spite of the country’s relatively robust economic growth.

Which fixed income market sectors most affected Fund performance during the Reporting Period?

During the Reporting Period, the Fund benefited most from its overweight position relative to the Bloomberg Barclays Index in collateralized loan obligations. Its overweight position in emerging market sovereign debt and asset-backed securities (“ABS”) further enhanced relative returns. These positive contributions were offset somewhat by the Fund’s overweight position in U.S. corporate bonds during the first half of the Reporting Period and its underweight position during the second half. In the first half of the Reporting Period, U.S. corporate bonds underperformed as credit spreads (yield differentials versus U.S. Treasuries of comparable maturity) widened in response to weak commodity prices and concerns about economic growth in China. They outperformed in the second half of the Reporting Period as credit spreads tightened, supported by monetary stimulus from the world’s central banks and investors’ global search for yield. In addition, the Fund was hampered during the Reporting Period overall by its underweight positions in agency mortgage-backed securities and emerging market corporate bonds. Although we considered fundamentals unattractive for agency mortgage-backed securities, their prices were buoyed by the purchases of non-U.S. investors and U.S. commercial banks.

Regarding individual issue selection, the Fund’s performance was helped by its holdings of mortgage backed-securities within the securitized sector. In the corporate bond sector, the Fund benefited from its investments in intermediate-term bonds and its underweight positions in longer-term bonds. In the government/swaps sector, issue selection of U.S. Treasury inflation protected securities (“TIPS”) added to relative returns. Conversely, within emerging market debt, selection of U.S. dollar-denominated Mexican external debt detracted from the Fund’s performance during the Reporting Period.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted overall from relative returns during the Reporting Period. Most of the underperformance occurred during March and June 2016, when the Fund was hurt by its short

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

duration positioning versus the Bloomberg Barclays Index as U.S. interest rates fell. In March 2016, the Federal Reserve (“Fed”) surprised markets by taking a dovish stance on monetary policy, which led U.S. Treasury yields to decline. (A dovish stance implies lower interest rates; opposite of hawkish.) In June 2016, the U.K. voted to exit the European Union, also known as Brexit, resulting in heightened market volatility and another drop in U.S. Treasury yields. Somewhat offsetting this negative performance was the benefit of the Fund’s short duration positioning in August 2016 when market expectations for a Fed rate hike edged up in response to the hawkish comments of some policymakers ahead of the Fed’s September 2016 policy meeting.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. OTC forward foreign exchange contracts detracted from Fund performance during the Reporting Period. In addition, Treasury futures were employed as warranted to facilitate specific duration, yield curve and country strategies. During the Reporting Period, Treasury futures contributed positively to Fund results. Swaptions (options on interest rate swap contracts), which were used to express our interest rate views and to hedge volatility and yield curve risks in the Fund, did not have a meaningful impact on the Fund’s performance during the Reporting Period. Interest rate swaps were used to manage exposure to fluctuations in interest rates and added to Fund performance during the Reporting Period. Additionally, the Fund employed credit default swaps to implement specific credit-related investment strategies, including management of the Fund’s exposure to credit spreads. Credit default swaps had a negative impact on the Fund’s results during the Reporting Period. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

The Fund began the Reporting Period with a long duration position relative to that of the Bloomberg Barclays Index, which we shifted to a neutral position in February 2016 and then to a short position in March 2016. We maintained this short duration positioning through September 2016. In October 2016, we shifted the Fund to a neutral duration position as U.S. Treasury yields had risen and U.S. inflation data remained surprisingly weak. In December 2016, we reestablished the Fund’s short duration position relative to the Bloomberg Barclays Index because we believed U.S. Treasury yields had room to rise, given the potential for more fiscal stimulus and less regulation under a Republican-led administration, the market’s increased inflation expectations and signs of tightness in the labor market.

Also, at the start of the Reporting Period, we maintained the Fund’s overweight position compared to the Bloomberg Barclays Index in corporate credit. We moved to an underweight position within the sector in June 2016 in anticipation of summer seasonal pressures and due to our view that Brexit volatility would cause credit spreads to drift wider. We also believed the U.S. economy was in the later stages of the credit cycle. Additionally, at the beginning of the Reporting Period, the Fund had an underweight position relative to the Bloomberg Barclays Index in agency mortgage-backed securities, most of which were mortgage-backed pass-through securities. We shifted the Fund to a neutral position during the third quarter 2016 and then reestablished the underweight position in November 2016. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Consistent with our decision to underweight agency mortgage-backed securities, we reduced the Fund’s exposure to agency collateralized mortgage obligations because of what we considered unfavorable valuations. We also reduced the Fund’s exposure to commercial mortgage-backed securities (“CMBS”) because they tend to be sensitive to credit spreads and because of our belief that the U.S. economy is in the later stage of the corporate credit cycle. In addition, we reduced the Fund’s exposure to emerging markets debt because of valuations and given a possible shift toward protectionism in the U.S. as well as uncertainty regarding trade policy under the Trump administration.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

How was the Fund positioned relative to the Bloomberg Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was underweight U.S. government securities compared to the Bloomberg Barclays Index on a market-value weighted basis. It was also underweight agency mortgage-backed securities. The Fund was overweight ABS and investment grade corporate bonds. In terms of contribution to duration, the Fund was underweight corporate credit. It was

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

marginally overweight on a market-value weighted basis in CMBS and non-agency mortgage-backed securities. The Fund was neutral relative to the Bloomberg Barclays Index in quasi-government bonds, emerging market debt and covered bonds at the end of the Reporting Period. (Covered bonds are securities created from either mortgage loans or public sector loans.)

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FUND BASICS

Core Fixed Income Fund

As of December 31, 2016

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	2.98%	N/A	N/A	1.90%	4/30/13
Service	2.70	2.74%	3.92%	3.94	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.42%	0.74%
Service	0.67	0.99

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Mortgage-Backed Securities” are guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“U.S. Government Agency Securities” include agency securities offered by companies such as FNMA and the Federal Home Loan Bank (“FHLB”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $10,000 investment made on January 1, 2007 in the Service Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	2.98%	N/A	N/A	1.90%
Service (Commenced January 9, 2006)	2.70%	2.74%	3.92%	3.94%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 11.41%*. This return compares to the 11.93% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500® Index were the strongest contributors to the Fund’s performance?

Nine of the 11 sectors in the S&P 500® Index advanced during the Reporting Period. (Effective after the market close on August 31, 2016, real estate was reclassified as an eleventh sector within the Global Industry Classification Standard (“GICS”).) In terms of total return, the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were energy, telecommunication services and financials. The largest sector by weighting in the S&P 500® Index at the end of the Reporting Period was information technology at a weighting of 20.77%. The industries with the strongest performance in terms of total return were precious metals; oil and gas pipelines; steel; electronic production equipment; and electronics/appliance stores.

On the basis of impact (which takes both total returns and weightings into account), the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were information technology, financials and industrials. The industries with the strongest performance on the basis of impact were financial conglomerates, integrated oil, semiconductors, major telecommunications and major banks.

Which sectors and industries in the S&P 500® Index were the weakest contributors to the Fund’s performance?

In terms of total return, during the Reporting Period, the weakest performing sectors were health care, real estate and consumer staples. The weakest performing industries in terms of total return were other pharmaceuticals, generic pharmaceuticals, forest products, office equipment/supplies and medical distributors.

On the basis of impact, the weakest performing sectors were health care, real estate and materials. The weakest performing industries on the basis of impact were biotechnology, generic pharmaceuticals, medical distributors, other pharmaceuticals and apparel/footwear.

Which individual stocks were the top performers, and which were the greatest detractors?

On the basis of impact, the stocks that made the strongest positive contribution during the Reporting Period were Exxon Mobil, JPMorgan Chase, AT&T, Apple and Chevron. The weakest performers were Allergan, Gilead Sciences, Alexion Pharmaceuticals, CVS Health and Regeneron Pharmaceuticals.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, equity index futures were used to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to

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*	Effective on or about December 1, 2016, the Fund was permitted to engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions. Borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments. The Fund may lend its securities to seek to increase its income.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

provide liquidity for daily cash flow requirements. Equity index futures had a neutral impact on the Fund’s performance during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What changes were made to the makeup of the S&P 500® Index during the Reporting Period?

Thirty-eight stocks were removed from the S&P 500® Index during the Reporting Period. They were ADT, AGL Resources, Adient, AdvanSix, Airgas, Alcoa, Baxalta, Broadcom, Cablevision Systems, Cameron International, Chubb, Coca-Cola Enterprises, Columbia Pipeline Group, Consol Energy, Dell Technologies, Diamond Offshore Drilling, EMC, Ensco, Fossil Group, GameStop, Ingevity, Johnson Controls, Keurig Green Mountain, Lamb Weston Holdings, Legg Mason, Owen-Illinois, Pepco Holdings, Plum Creek Timber, Precision Castparts, Quality Care Properties, SanDisk, Starwood Hotels and Resorts Worldwide, TECO Energy, Tenet Healthcare, Time Warner Cable, Versum Materials, Vistana Signature Experiences and Yum China Holdings. There were 39 stocks added to the S&P 500® Index during the Reporting Period. They were Acuity Brands, Adient, AdvanSix, Alaska Air Group, Albemarle, Alcoa Upstream, Alliant Energy, American Water Works, Amsurg, Centene, Charter Communications, Citizens Financial Group, Concho Resources, Cooper Companies, Coty, Dell Technologies, Digital Realty Trust, Extra Space Storage, Federal Realty Investment Trust, Foot Locker, Fortive, Fortune Brands Home & Security, Arthur J. Gallagher & Co., Global Payments, Hologic, Ingevity, LKQ, Lamb Weston Holdings, Mettler-Toledo International, Mid-America Apartment Communities, Quality Care Properties, TransDigm Group, UDR, Ulta Salon Cosmetics & Fragrance, Under Armour Class C, Versum Materials, Vistana Signature Experiences, Willis Group Holdings and Yum China Holdings.

The source of the data included in the above Portfolio Management Discussion and Analysis with respect to the Goldman Sachs Equity Index Fund is FactSet as of 12/30/16.

Characteristics presented are calculated using the month end market value of holdings, except for beta and standard deviation, if shown, which use month end return values. Averages reflect the market weight of securities in the portfolio. Market data, prices, and dividend estimates for characteristics calculations provided by FactSet Research Systems, Inc. All other portfolio data provided by SSGA. Characteristics are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

SSgA may have or may seek investment management or other business relationships with companies discussed in this material or affiliates of those companies, such as their officers, directors and pension plans.

The views expressed in this material are the views of SSGA’s Global Equity Beta Solutions Team through the period ended December 31, 2016 and are subject to change based on market and other conditions. All information has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Changes to the Fund’s Portfolio Management Team after the Reporting Period

On January 3, 2017, after the Reporting Period ended, co-portfolio manager John Tucker no longer served as a Portfolio Manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure. Effective January 3, 2017, Daniel TenPas, Principal and Portfolio Manager, replaced Mr. Tucker as Portfolio Manager for the Fund. Mr. TenPas joins Michael Feehily, Senior Managing Director and the Head of Global Equity Beta Solutions in the Americas of SSgA and Melissa Kapitulik, Vice President and Senior Portfolio Manager of SSgA, both of whom have managed the Fund since 2014.

12

FUND BASICS

Equity Index Fund

as of December 31, 2016

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Service	11.41%	14.16%	6.58%	7.09%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.48%	0.70%

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/163

Holding	% of Net Assets	Line of Business
Apple, Inc.	3.2%	Technology Hardware & Equipment
Microsoft Corp.	2.5	Software & Services
Exxon Mobil Corp.	1.9	Energy
Johnson & Johnson	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Berkshire Hathaway, Inc. Class B	1.6	Diversified Financials
JPMorgan Chase & Co.	1.6	Banks
Amazon.com, Inc.	1.5	Retailing
General Electric Co.	1.4	Capital Goods
Facebook, Inc. Class A	1.4	Software & Services
AT&T, Inc.	1.3	Telecommunication Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

13

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2016

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at December 31, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $10,000 investment made in the Fund on January 1, 2007. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Equity Index Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Equity Index Fund (Commenced January 9, 2006)	11.41%	14.16%	6.58%	7.09%

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 1.71% and 1.42%, respectively. These returns compare to the 7.31% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund underperformed the Russell Index during the Reporting Period primarily due to stock selection.

Which equity market sectors helped and hurt Fund performance?

Our bottom-up approach focuses on security selection, and as a result, we do not make active sector-level investment decisions. That said, on a sector level, stock selection in the information technology, consumer discretionary and consumer staples sectors detracted from Fund returns. Stock selection in two sectors — financials and real estate — added to the Fund’s relative performance. (Effective after the market close on August 31, 2016, real estate was reclassified as an eleventh sector within the Global Industry Classification Standard (“GICS”).)

Which individual stocks detracted from the Fund’s performance during the Reporting Period?

The top detractors from the Fund’s relative performance were LinkedIn, an online professional networking service; RH (formerly Restoration Hardware), a home furnishings retailer; and Edwards Lifesciences, a medical equipment company.

The Fund’s top relative detractor during the Reporting Period was LinkedIn. The company reported solid fourth quarter 2015 results, but its outlook was well below market expectations. Given that LinkedIn is a high multiple growth stock in a challenging market environment, its share price fell sharply. Later in the Reporting Period, after the company announced it would be acquired by technology company Microsoft, the stock rose significantly. Following the announcement, the Fund exited its position in LinkedIn.

RH was a key detractor from the Fund’s relative performance during the Reporting Period. The company experienced headwinds in an increasingly challenging retail environment, especially relative to the high-end consumer. Notably, during the first quarter 2016, its shares declined steeply as the company pre-announced negative fiscal fourth quarter results, with sales and earnings below market expectations. We believed these results represented a significant reset to our previous expectations about the company’s growth, and we eliminated the Fund’s position in RH during the Reporting Period.

Another top detractor from the Fund’s relative returns was Edwards Lifesciences. Its shares declined considerably after the company reported third quarter 2016 revenues and earnings that were below market expectations. Additionally, the pace of market penetration and the durability of growth related to the company’s total aortic valve replacement (“TAVR”) procedure, a key business area, was a concern. Despite the weakness, at the end of the Reporting Period, we believed Edwards Lifesciences’ market share and growth opportunity remained compelling. We believe TAVR is in the early innings in terms of penetration and adoption. In our view, the company has substantial upside opportunities as it takes market share away from open heart surgery and potentially expands its market in the coming years. The Fund continued to hold a position in Edwards Lifesciences at the end of the Reporting Period.

Which individual stocks added to the Fund’s relative performance during the Reporting Period?

The Fund benefited most relative to the Russell Index from its positions in Ulta Salon, Cosmetics & Fragrances, a beauty products retailer; Amphenol, a producer of electrical, electronic and fiber optic connectors; and Xylem, a water technology company.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Ulta Salon, Cosmetics & Fragrance was the top positive contributor to Fund performance during the Reporting Period. After a challenging start to 2016, its share price picked up momentum in early April 2016 after the company issued strong first calendar quarter earnings, and the stock was added to the S&P 500® Index. Its first quarter 2016 results were driven by better than expected margins, revenues and e-commerce growth. In our view, Ulta Salon, Cosmetics & Fragrance is a strong brand that continues to gain recognition. At the end of the Reporting Period, we believed the company had an opportunity to grow market share through higher brand awareness, increasing loyalty to existing stores, expansion of new stores, and e-commerce. Thus, the Fund continued to hold Ulta Salon, Cosmetics & Fragrance at the end of the Reporting Period.

Notable contributor Amphenol also had a challenging start to 2016 but then rebounded to end the Reporting Period up significantly. The company reported strong quarterly results throughout 2016, causing its shares to steadily gain. At the end of the Reporting Period, we remained positive on the company’s fundamentals and management team, which continued to be focused, in our view, on creating shareholder value and sustaining financial strength. The Fund maintained a position in Amphenol at the end of the Reporting Period.

During the Reporting Period, Xylem reported solid quarterly results, beating market expectations for earnings, and also raised guidance. In addition, during August 2016, Xylem’s share price appreciated as the company announced the purchase of Sensus, a leader in smart meters, network technologies and advanced data analytics solutions. In our opinion, investors had a positive view of the acquisition because it would bolster Xylem’s product offering and technological advantage. At the end of the Reporting Period, we were optimistic about Xylem’s prospects for margin expansion and believed its management team had positioned the company for sustainable long-term growth. At the end of the Reporting Period, the Fund continued to hold a position in the stock.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the purchases initiated during the Reporting Period was a position in Roper Technologies, a diversified technology company providing engineered products and solutions for global niche markets. Roper Technologies focuses on cash return on investment (“CROI”) metrics, which have historically served the company well. (CROI is a method of valuation that compares a company’s cash return to its equity.) In our view, Roper Technologies has a significant runway for its differentiated merger and acquisitions strategy to help grow its business. We think the company’s margins and CROI could continue to expand as it transitions from an industrial company to a more software-aligned company. We are optimistic about what we consider to be Roper Technologies’ innovative measures, disciplined capital deployment and management’s solid execution ability.

The Fund also established a position in off-price retailer Ross Stores. Off-price retailers seek to take advantage of excess inventory from full-price retailers by purchasing goods at a significant discount to their original price. We believe Ross Stores is well positioned within its industry and is attractively valued given what we consider to be its high quality. The company has, in our view, delivered consistent sales, earnings growth and strong free cash flows over time and has a demonstrated track record of returning capital to shareholders.

In addition to the sales already mentioned, among notable sales during the Reporting Period was that of McCormick & Company, a manufacturer of spices, seasoning mixes and condiments. The stock performed strongly in the first half of the Reporting Period, but the company’s premium valuation and more conventional consumer staples characteristics left it more vulnerable, in our view, to a rotation in market sentiment. As a result, we decided to eliminate the Fund’s position in the name during the Reporting Period.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we shifted the Fund from an underweight position relative to the Russell Index in the financials sector to an overweight position. We moved the Fund from an overweight position in health care to an underweight position. In addition, we changed the Fund’s neutral positions in information technology and consumer discretionary to underweight positions. We also shifted the Fund from underweight positions compared to the Russell Index in the materials and industrials sectors to neutral positions during the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweight positions compared to the Russell Index in the financials and telecommunication services sectors. The Fund had smaller weightings than the Russell Index in the health care, information technology, real estate and consumer discretionary sectors at the end of the Reporting Period. It was relatively neutral compared to the Russell Index at the end of the Reporting Period in the industrials, materials, energy, utilities and consumer staples sectors.

18

FUND BASICS

Growth Opportunities Fund

as of December 31, 2016

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	1.71%	N/A	N/A	7.06%	4/30/13
Service	1.42	11.00%	8.03%	7.52	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.89%	1.14%
Service	1.05	1.40

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/163

Holding	% of Net Assets	Line of Business
Amphenol Corp. Class A	3.1%	Technology Hardware & Equipment
Roper Technologies, Inc.	2.9	Capital Goods
Panera Bread Co. Class A	2.6	Consumer Services
Xylem, Inc.	2.5	Capital Goods
Ulta Salon, Cosmetics & Fragrance, Inc.	2.5	Retailing
Middleby Corp. (The)	2.5	Capital Goods
Intuit, Inc.	2.3	Software & Services
Intercontinental Exchange, Inc.	2.1	Diversified Financials
Ross Stores, Inc.	2.1	Retailing
First Republic Bank	2.1	Banks

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

19

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2016

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 2.1% of the Fund’s net assets at December 31, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $10,000 investment made on January 1, 2007 in the Service Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Growth Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	1.71%	N/A	N/A	7.06%
Service (Commenced January 9, 2006)	1.42%	11.00%	8.03%	7.52%

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional, Service and Advisor Shares generated average annual total returns of 1.35%, 1.00% and 0.96%, respectively. These returns compare to the 0.33% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (the “BofA Index”), during the Reporting Period.

We note that the Fund’s benchmark being the BofA Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What key factors had the greatest impact on the Fund’s performance during the Reporting Period?

During the Reporting Period, our top-down cross-sector strategy added to relative performance. In our cross-sector strategy, we invested Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe. Our individual issue selection also bolstered Fund returns.

Conversely, the Fund’s tactical duration and U.S. yield curve positioning detracted from results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Which fixed income market sectors helped or hurt Fund performance during the Reporting Period?

Within our cross-sector strategy, the Fund benefited from its overweight position versus the BofA Index in agency mortgage-backed securities and asset backed securities (“ABS”). Agency mortgage-backed securities were supported overall by its purchases by overseas investors and U.S. commercial banks. In addition, the Fund’s overweight position in collateralized loan obligations added to results.

Individual issue selection overall contributed positively to relative returns during the Reporting Period. Within the government/swaps sector, our selection of U.S. Treasury bills and U.S. Treasury inflation protected securities (“TIPS”) added to performance. Selection among collateralized loan obligations also enhanced performance. These gains were slightly offset by selection within the securitized sector, specifically collateralized mortgage obligations (“CMOs”) and agency adjustable-rate mortgage-backed securities, which detracted.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted overall from relative returns during the Reporting Period. The Fund’s limited exposure to the three-month segment of the U.S. Treasury yield curve hurt performance during the Reporting Period overall.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

The Fund began the Reporting Period with a long duration position relative to that of the BofA Index, which we shifted to a neutral position in February 2016 and then to a short position in March 2016. We maintained this short duration positioning through September 2016. In October 2016, we shifted the Fund to a neutral duration position, as U.S. Treasury yields had risen and U.S. inflation data remained surprisingly weak. In December 2016, we reestablished the Fund’s short duration position relative to that of the BofA Index because U.S. Treasury yields had risen considerably since the November 2016 U.S. election, driven by expectations for more fiscal stimulus and less regulation. In addition, we reduced the Fund’s exposure to the three-month and five-year segments of the U.S. Treasury yield curve and increased its exposure to the 20-year segment. Also, during the Reporting Period, we increased the Fund’s exposure to government securities, residential mortgage-backed securities and ABS. We decreased its exposure to commercial mortgage-backed securities and its cash position during the Reporting Period.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted, the Fund used Treasury futures to manage the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The use of Treasury futures detracted from Fund performance during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

On February 11, 2016, co-portfolio manager James McCarthy announced his intention to retire from the firm and, as of that date, he no longer had portfolio management responsibilities for the Fund. Effective February 11, 2016, joining Dave Fishman, portfolio manager and head of the Fund’s global liquidity management strategy, were John Olivo, head of the Fund’s short duration strategy, and Matthew Kaiser. By design, the portfolio management team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

How was the Fund positioned relative to the BofA Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund had little exposure to U.S. government securities, which represent 100% of the BofA Index. The Fund had positions in ABS, agency CMOs, residential mortgage-backed securities, agency adjustable-rate mortgage-backed securities and mortgage pass-through securities, none of which are represented in the BofA Index. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.

23

FUND BASICS

High Quality Floating Rate Fund

as of December 31, 2016

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	1.35%	N/A	N/A	0.50%	4/30/13
Service	1.00	0.73%	3.18%	3.24	1/09/06
Advisor	0.96	N/A	N/A	0.13	10/15/14

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.39%	0.82%
Service	0.65	1.06
Advisor	0.79	1.26

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

24

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	Mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $10,000 investment made on January 1, 2007 in the Service Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the BofA Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional and Advisor Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Quality Floating Rate Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	1.35%	N/A	N/A	0.50%
Service (Commenced January 9, 2006)	1.00%	0.73%	3.18%	3.24%
Advisor (Commenced October 15, 2014)	0.96%	N/A	N/A	0.13%

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Index Definitions

Bloomberg Barclays U.S. Aggregate Bond Index is a broad based index that follows the U.S. dollar denominated investment grade fixed rate taxable bond market. It includes U.S. Treasuries, agency and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. Its figures do not reflect any deduction for fees, expenses or taxes.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. It is composed of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding U.S. Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the U.S. Treasury Bill issued at the most recent three-month auction, it is also possible for a seasoned six-month U.S. Treasury Bill to be selected.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

December 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Bonds – 34.4%
Automobiles & Components – 0.5%
Ford Motor Credit Co. LLC
$475,000	5.875%		08/02/21	$524,575

Banks – 9.6%
American Express Co.(a)
75,000	3.625		12/05/24	75,311
Bank of America Corp.
100,000	5.700		01/24/22	112,324
225,000	4.125		01/22/24	233,831
275,000	4.000		04/01/24	283,618
275,000	3.248	(a)	10/21/27	262,543
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)(b)
300,000	2.150		09/14/18	300,248
BNP Paribas SA
275,000	2.375		05/21/20	273,641
Citigroup, Inc.
200,000	3.400		05/01/26	194,332
75,000	4.125		07/25/28	74,087
Compass Bank(a)
375,000	2.750		09/29/19	372,959
Credit Suisse AG
325,000	2.300		05/28/19	325,795
Credit Suisse Group Funding Guernsey Ltd.
400,000	3.125		12/10/20	398,750
Deutsche Bank AG
50,000	2.500		02/13/19	49,599
150,000	4.250	(b)	10/14/21	150,579
Discover Financial Services(a)
225,000	3.750		03/04/25	219,974
HSBC Holdings plc
225,000	3.400		03/08/21	228,798
ING Bank NV(a)(c)
325,000	4.125		11/21/23	328,513
Intesa Sanpaolo SpA
350,000	2.375		01/13/17	350,049
350,000	3.875		01/16/18	354,652
JPMorgan Chase & Co.
450,000	4.400		07/22/20	477,996
225,000	2.972	(a)	01/15/23	224,246
275,000	2.700	(a)	05/18/23	269,057
JPMorgan Chase & Co. Series Z(a)(c)
250,000	5.300		12/31/49	255,140
KBC Bank NV(a)(c)
200,000	8.000		01/25/23	210,900
KeyCorp
400,000	2.900		09/15/20	404,741
Lloyds Bank plc
175,000	2.300		11/27/18	176,095
Macquarie Bank Ltd.(b)(d)
150,000	6.625		04/07/21	168,626
Mizuho Bank Ltd.(b)
200,000	2.550		03/17/17	200,540
Morgan Stanley(a)(c)
150,000	2.282		10/24/23	151,666
650,000	3.700		10/23/24	657,743

Corporate Bonds – (continued)
Banks – (continued)
Morgan Stanley Series F
$100,000	3.875%		04/29/24	$102,557
PNC Preferred Funding Trust I(a)(b)(c)
100,000	2.613		12/31/49	96,875
PNC Preferred Funding Trust II(a)(b)(c)
200,000	2.186		12/31/49	193,000
Regions Bank
250,000	7.500		05/15/18	267,832
Royal Bank of Scotland plc (The)(a)(c)
100,000	9.500		03/16/22	101,625
Santander Bank NA(a)
250,000	2.000		01/12/18	249,896
Synchrony Financial(a)
350,000	2.600		01/15/19	351,770
Toronto-Dominion Bank (The)(a)(c)
125,000	3.625		09/15/31	122,104
UBS Group Funding Jersey Ltd.(b)
350,000	3.000		04/15/21	350,184
Wells Fargo & Co.
850,000	3.000		10/23/26	809,537
Westpac Banking Corp.(a)(c)
150,000	4.322		11/23/31	150,478

				10,582,211

Commercial Services – 0.5%
Rensselaer Polytechnic Institute
475,000	5.600		09/01/20	519,170

Consumer Services(a) – 0.3%
Marriott International, Inc.
125,000	2.875		03/01/21	125,563
250,000	2.300		01/15/22	242,512

				368,075

Diversified Financials – 0.3%
General Motors Financial Co., Inc.
125,000	3.250		05/15/18	126,638
175,000	3.500		07/10/19	178,194

				304,832

Diversified Manufacturing(a) – 0.2%
Roper Technologies, Inc.
125,000	3.000		12/15/20	126,626
100,000	2.800		12/15/21	99,952

				226,578

Electric – 1.6%
Berkshire Hathaway Energy Co.
200,000	6.125		04/01/36	249,776
Emera US Finance LP(a)(b)
125,000	2.700		06/15/21	123,730
Entergy Corp.(a)
125,000	2.950		09/01/26	116,930
Florida Power & Light Co.(a)
193,000	4.125		02/01/42	197,962

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Bonds – (continued)
Electric – (continued)
Pacific Gas & Electric Co.(a)
$100,000	3.500%		06/15/25	$102,755
Progress Energy, Inc.
350,000	7.000		10/30/31	453,771
Puget Sound Energy, Inc. Series A(a)(c)
150,000	6.974		06/01/67	128,250
Southern California Edison Co.(a)
175,000	4.050		03/15/42	176,391
Southern Co. (The)(a)
225,000	2.350		07/01/21	221,178

				1,770,743

Energy – 2.1%
Anadarko Petroleum Corp.
35,000	3.450	(a)	07/15/24	34,357
100,000	6.450		09/15/36	119,017
Apache Corp.(a)
50,000	2.625		01/15/23	48,079
150,000	4.250		01/15/44	147,873
ConocoPhillips Co.(a)
150,000	3.350		11/15/24	149,136
50,000	4.950		03/15/26	55,200
100,000	4.150		11/15/34	97,745
Devon Energy Corp.(a)
25,000	4.000		07/15/21	25,835
75,000	5.600		07/15/41	77,250
80,000	4.750		05/15/42	75,575
Dolphin Energy Ltd.(b)
50,880	5.888		06/15/19	53,106
Energy Transfer Partners LP(a)
75,000	4.650		06/01/21	77,870
75,000	4.750		01/15/26	77,538
Kinder Morgan Energy Partners LP(a)
150,000	5.400		09/01/44	149,511
Kinder Morgan, Inc.(a)
425,000	3.050		12/01/19	431,101
Occidental Petroleum Corp.(a)
200,000	3.400		04/15/26	201,509
Petroleos Mexicanos
30,000	5.500	(b)	02/04/19	31,163
60,000	6.375	(b)	02/04/21	63,750
20,000	4.500		01/23/26	18,175
13,000	5.500		06/27/44	10,819
70,000	5.625		01/23/46	58,187
Pioneer Natural Resources Co.(a)
125,000	3.450		01/15/21	127,736
70,000	3.950		07/15/22	72,627
Plains All American Pipeline LP(a)
50,000	3.650		06/01/22	50,276
Valero Energy Corp.
100,000	3.650		03/15/25	99,181

				2,352,616

Corporate Bonds – (continued)
Food & Beverage – 2.2%
Anheuser-Busch InBev Finance, Inc.(a)
675,000	2.650		02/01/21	678,878
425,000	3.650		02/01/26	431,456
75,000	4.900		02/01/46	81,065
Kraft Heinz Foods Co.(a)
100,000	2.800		07/02/20	100,950
175,000	3.950		07/15/25	177,281
225,000	4.375		06/01/46	211,721
Molson Coors Brewing Co.(a)
50,000	2.100		07/15/21	48,696
75,000	3.000		07/15/26	70,898
Pernod Ricard SA(b)
375,000	4.450		01/15/22	397,866
Suntory Holdings Ltd.(b)
275,000	2.550		09/29/19	276,618

				2,475,429

Food & Staples Retailing(a) – 1.0%
CVS Health Corp.
125,000	2.800		07/20/20	126,826
125,000	4.125		05/15/21	132,264
225,000	3.500		07/20/22	231,186
89,000	3.875		07/20/25	91,813
275,000	2.875		06/01/26	262,121
Walgreens Boots Alliance, Inc.
125,000	2.600		06/01/21	124,215
125,000	3.450		06/01/26	122,700

				1,091,125

Health Care Equipment & Services – 0.9%
Aetna, Inc.(a)
100,000	2.400		06/15/21	99,547
75,000	2.800		06/15/23	73,876
Becton Dickinson and Co.
175,000	2.675		12/15/19	177,557
Cigna Corp.(a)
150,000	3.250		04/15/25	146,092
Medtronic, Inc.
75,000	2.500		03/15/20	75,839
150,000	3.150		03/15/22	153,633
Stryker Corp.(a)
50,000	2.625		03/15/21	50,193
125,000	3.375		11/01/25	124,206
UnitedHealth Group, Inc.
100,000	4.625		07/15/35	109,004

				1,009,947

Life Insurance – 0.7%
American International Group, Inc.(a)
50,000	3.750		07/10/25	50,323
25,000	4.500		07/16/44	24,652
100,000	4.800		07/10/45	103,792
Northwestern Mutual Life Insurance Co. (The)(b)
200,000	6.063		03/30/40	246,277

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Bonds – (continued)
Life Insurance – (continued)
Principal Financial Group, Inc.(a)
$150,000	3.100%		11/15/26	$144,982
Reliance Standard Life Global Funding II(b)
225,000	2.500		01/15/20	223,635

				793,661

Materials – 0.2%
Ecolab, Inc.
100,000	5.500		12/08/41	117,599
Westlake Chemical Corp.(a)(b)
100,000	3.600		08/15/26	96,183

				213,782

Media – 0.7%
21st Century Fox America, Inc.(a)
75,000	3.700		09/15/24	75,941
CCO Safari II LLC(a)
25,000	3.579		07/23/20	25,506
200,000	4.908		07/23/25	210,786
25,000	6.484		10/23/45	28,902
Comcast Corp.(a)
400,000	3.375		08/15/25	402,415
Time Warner Cable LLC
50,000	5.000		02/01/20	53,067
25,000	5.875	(a)	11/15/40	26,661

				823,278

Metals and Mining(b) – 0.3%
Glencore Finance Canada Ltd.
350,000	2.700		10/25/17	352,678

Noncaptive-Financial – 0.3%
Capital One Financial Corp.(a)
200,000	4.200		10/29/25	200,665
International Lease Finance Corp.(b)
150,000	7.125		09/01/18	161,625

				362,290

Pharmaceuticals, Biotechnology & Life Sciences – 2.6%
AbbVie, Inc.(a)
125,000	2.500		05/14/20	125,033
75,000	2.300		05/14/21	73,484
Actavis Funding SCS
225,000	2.350		03/12/18	226,301
50,000	3.450	(a)	03/15/22	50,750
85,000	3.800	(a)	03/15/25	85,100
125,000	4.850	(a)	06/15/44	123,937
Amgen, Inc.(a)
200,000	3.125		05/01/25	194,636
Bayer US Finance LLC(b)
400,000	3.000		10/08/21	402,196
EMD Finance LLC(a)(b)
375,000	2.950		03/19/22	373,410
Forest Laboratories LLC(a)(b)
325,000	4.375		02/01/19	337,720
100,000	5.000		12/15/21	108,118

Corporate Bonds – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
Mylan NV(a)(b)
100,000	3.950		06/15/26	93,585
Shire Acquisitions Investments Ireland DAC
225,000	1.900		09/23/19	222,147
200,000	3.200	(a)	09/23/26	186,867
Thermo Fisher Scientific, Inc.(a)
175,000	3.000		04/15/23	172,002
100,000	3.650		12/15/25	100,324

				2,875,610

Pipelines(a) – 1.2%
Columbia Pipeline Group, Inc.
100,000	3.300		06/01/20	101,869
Enbridge, Inc.(a)
50,000	3.500		06/10/24	48,696
EnLink Midstream Partners LP
175,000	4.150		06/01/25	169,866
75,000	4.850		07/15/26	75,655
Enterprise Products Operating LLC
25,000	3.350		03/15/23	25,309
Enterprise Products Operating LLC Series A(c)
350,000	4.593		08/01/66	329,186
Sunoco Logistics Partners Operations LP
50,000	4.250		04/01/24	50,386
Western Gas Partners LP
100,000	3.950		06/01/25	98,605
Williams Partners LP
80,000	3.600		03/15/22	80,423
175,000	3.900		01/15/25	171,632
125,000	4.000		09/15/25	123,598

				1,275,225

Property/Casualty Insurance(a)(c) – 0.1%
Chubb Corp. (The)
125,000	6.375		04/15/37	117,500

Real Estate Investment Trusts – 2.3%
American Campus Communities Operating Partnership LP(a)
275,000	4.125		07/01/24	281,954
Brixmor Operating Partnership LP(a)
75,000	3.850		02/01/25	73,853
Camden Property Trust
325,000	5.700		05/15/17	329,841
Crown Castle International Corp.(a)
75,000	2.250		09/01/21	72,559
CubeSmart LP(a)
125,000	4.000		11/15/25	126,878
DDR Corp.
375,000	7.500		04/01/17	380,167
HCP, Inc.(a)
25,000	2.625		02/01/20	25,033
Healthcare Realty Trust, Inc.
350,000	5.750		01/15/21	384,669
Healthcare Trust of America Holdings LP(a)
100,000	3.375		07/15/21	100,709

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Bonds – (continued)
Real Estate Investment Trusts – (continued)
National Retail Properties, Inc.(a)
$125,000	4.000%		11/15/25	$127,431
Select Income REIT(a)
50,000	2.850		02/01/18	50,214
75,000	3.600		02/01/20	75,143
Ventas Realty LP(a)
125,000	3.500		02/01/25	123,066
Welltower, Inc.
375,000	2.250		03/15/18	376,603

				2,528,120

Retailing(a) – 0.3%
Home Depot, Inc. (The)
175,000	4.250		04/01/46	183,726
Priceline Group, Inc. (The)
200,000	3.600		06/01/26	197,801

				381,527

Semiconductors & Semiconductor Equipment(a) – 0.1%
NVIDIA Corp.
100,000	2.200		09/16/21	97,610

Software & Services(a) – 0.5%
Fidelity National Information Services, Inc.
250,000	3.625		10/15/20	258,817
125,000	3.000		08/15/26	117,367
Fiserv, Inc.
150,000	2.700		06/01/20	150,724

				526,908

Technology – 0.7%
Amphenol Corp.(a)
125,000	3.125		09/15/21	126,934
Cisco Systems, Inc.
100,000	2.200		02/28/21	99,784
Hewlett Packard Enterprise Co.(a)
125,000	4.900		10/15/25	128,602
Intel Corp.(a)
200,000	3.700		07/29/25	210,951
Oracle Corp.(a)
200,000	2.500		05/15/22	198,611

				764,882

Tobacco – 1.1%
Imperial Brands Finance plc(b)
400,000	2.050		02/11/18	400,371
Reynolds American, Inc.(a)
775,000	4.450		06/12/25	818,254

				1,218,625

Transportation(b) – 0.5%
ERAC USA Finance LLC
350,000	2.350		10/15/19	349,689
Penske Truck Leasing Co. LP(a)
200,000	3.375		02/01/22	201,692

				551,381

Corporate Bonds – (continued)
Wireless Telecommunications – 3.2%
American Tower Corp.
75,000	3.300	(a)	02/15/21	75,854
125,000	4.700		03/15/22	133,484
AT&T, Inc.
225,000	2.300		03/11/19	225,863
250,000	3.800		03/15/22	256,285
250,000	3.400	(a)	05/15/25	240,956
100,000	4.125	(a)	02/17/26	101,256
50,000	4.750	(a)	05/15/46	47,371
Verizon Communications, Inc.
607,000	2.625		02/21/20	612,824
850,000	4.500		09/15/20	909,596
675,000	5.150		09/15/23	746,376
200,000	2.625		08/15/26	184,110

				3,533,975

Wirelines Telecommunications – 0.4%
Telefonica Emisiones SAU
175,000	3.192		04/27/18	177,517
225,000	5.462		02/16/21	245,266

				422,783

TOTAL CORPORATE BONDS
(Cost $37,776,506)				$38,065,136

Mortgage-Backed Securities – 26.6%
Adjustable Rate FHLMC(c) – 0.5%
$473,357	2.821%		09/01/35	$499,444

Adjustable Rate FNMA(c) – 0.9%
217,526	2.625		05/01/33	225,209
401,022	2.833		05/01/35	423,142
272,763	3.032		09/01/35	285,548

				933,899

FHLMC – 1.9%
25,925	5.500		02/01/18	26,455
2,532	5.500		04/01/18	2,582
1,304	4.500		09/01/18	1,333
4,223	5.500		09/01/18	4,348
17	9.500		08/01/20	18
29,290	6.500		10/01/20	33,074
7,253	4.500		07/01/24	7,696
39,825	4.500		11/01/24	42,369
9,662	4.500		12/01/24	10,261
9,445	6.000		03/01/29	10,671
155	6.000		04/01/29	175
11,108	7.500		12/01/29	13,231
116,517	7.000		05/01/32	136,183
194	6.000		08/01/32	221
64,068	7.000		12/01/32	74,964
3,789	5.000		10/01/33	4,141
5,702	5.000		07/01/35	6,228
7,689	5.000		12/01/35	8,541

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Securities – (continued)
FHLMC – (continued)
$63,880	5.500%	01/01/37	$71,025
1,757	5.000	03/01/38	1,918
110,894	7.000	02/01/39	128,446
3,785	5.000	06/01/41	4,141
1,553,231	3.500	04/01/43	1,601,224

			2,189,245

FNMA – 5.3%
10	7.500	04/01/17	10
32,675	5.500	02/01/18	33,330
31,292	5.000	05/01/18	31,949
3,459	6.500	08/01/18	3,571
18,857	7.000	08/01/18	19,291
855	5.000	06/01/23	910
81,071	5.500	09/01/23	87,155
21,801	5.500	10/01/23	23,530
398	6.000	12/01/23	450
4,555	4.500	07/01/24	4,842
106,237	4.500	11/01/24	113,198
42,806	4.500	12/01/24	45,639
63	7.000	07/01/25	72
12,726	9.000	11/01/25	14,788
38,109	7.000	08/01/26	43,227
649	7.000	08/01/27	749
5,022	7.000	09/01/27	5,470
126	7.000	01/01/28	145
68,589	6.000	02/01/29	78,392
61,946	6.000	06/01/29	70,713
22,582	8.000	10/01/29	26,710
5,820	7.000	12/01/29	6,718
1,301	8.500	04/01/30	1,585
2,422	8.000	05/01/30	2,769
242	8.500	06/01/30	268
6,796	7.000	05/01/32	8,021
52,715	7.000	06/01/32	61,599
70,622	7.000	08/01/32	82,680
11,471	8.000	08/01/32	13,285
2,849	5.000	08/01/33	3,128
781	5.500	09/01/33	882
905	5.500	02/01/34	1,022
180	5.500	04/01/34	205
6,657	5.500	12/01/34	7,520
27,112	5.000	04/01/35	30,135
52,908	6.000	04/01/35	60,025
1,206	5.500	09/01/35	1,371
116,183	6.000	10/01/35	131,415
268,032	6.000	09/01/36	303,170
82	5.500	02/01/37	93
198	5.500	04/01/37	224
24	5.500	05/01/37	27
170,389	5.500	08/01/37	189,988
233	5.500	03/01/38	263
220	5.500	06/01/38	248
185	5.500	07/01/38	209

Mortgage-Backed Securities – (continued)
FNMA – (continued)
170	5.500	08/01/38	192
121	5.500	09/01/38	137
2,312	5.500	10/01/38	2,608
56	5.500	12/01/38	63
130,430	5.000	01/01/39	144,989
71,276	7.000	03/01/39	82,189
272,128	6.000	05/01/39	307,466
17,574	4.500	08/01/39	19,105
57,820	3.000	01/01/43	57,930
229,207	3.000	03/01/43	229,646
321,027	3.000	04/01/43	321,642
241,156	3.000	05/01/43	241,618
821,960	3.500	07/01/43	846,510
868,763	4.500	04/01/45	935,592
104,634	4.500	05/01/45	112,881
871,305	3.500	05/01/46	897,070

			5,710,629

GNMA – 18.0%
2,151	7.000	10/15/25	2,198
7,562	7.000	11/15/25	8,196
1,261	7.000	02/15/26	1,300
5,815	7.000	04/15/26	6,454
3,286	7.000	03/15/27	3,807
54,363	7.000	11/15/27	61,957
450	7.000	01/15/28	500
18,561	7.000	02/15/28	20,277
2,629	7.000	03/15/28	3,000
1,043	7.000	04/15/28	1,216
323	7.000	05/15/28	370
4,607	7.000	06/15/28	5,351
8,129	7.000	07/15/28	9,475
13,809	7.000	09/15/28	16,127
2,324	7.000	11/15/28	2,710
2,846	7.500	11/15/30	2,856
166,372	6.000	08/20/34	192,195
176,675	5.000	06/15/40	193,831
863,252	4.000	08/20/43	920,206
2,211,065	4.000	08/20/45	2,352,107
1,595,085	4.000	10/20/45	1,696,336
999,900	3.000	11/20/45	1,014,235
962,438	4.000	01/20/46	1,023,530
944,374	4.000	03/20/46	1,004,320
4,000,001	4.000	04/20/46	4,251,407
1,945,494	4.000	08/20/46	2,067,164
999,900	3.000	09/20/46	1,014,391
2,000,000	3.000	11/20/46	2,028,984
2,099,900	3.000	12/20/46	2,130,332

			20,034,832

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $29,049,007)			$29,368,049

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – 2.3%
Adjustable Rate Non-Agency(a)(c) – 0.4%
Alternative Loan Trust Series 2005-38, Class A1
$122,500	2.067%	09/25/35	$115,493
Lehman XS Trust Series 2005-7N, Class 1A1A
215,427	1.026	12/25/35	194,370
MASTR Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
274,203	1.417	12/25/46	230,604

			540,467

Regular Floater(c) – 1.4%
Connecticut Avenue Securities Series 2014-C03, Class 1M1(a)
15,788	1.956	07/25/24	15,809
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A(a)(b)
500,000	1.637	09/10/18	500,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A(a)(b)
500,000	1.837	03/10/19	500,000
Mortgage Repurchase Agreement Financing Trust Series 2016-3, Class A1(a)(b)
150,000	1.664	11/10/18	150,000
Station Place Securitization Trust Series 2015-2, Class A(b)
300,000	1.754	05/15/18	300,000

			1,465,809

Sequential Fixed Rate – 0.5%
FNMA REMIC Series 2012-111, Class B
22,313	7.000	10/25/42	26,139
FNMA REMIC Series 2012-153, Class B
59,047	7.000	07/25/42	68,225
FREMF Mortgage Trust Series 2014-K40, Class C(a)(b)(c)(e)
100,000	4.072	11/25/47	93,261
FREMF Mortgage Trust Series 2014-K41, Class B(a)(b)(c)
100,000	3.831	11/25/47	99,190
NCUA Guaranteed Notes Series A4
300,000	3.000	06/12/19	310,346

			597,161

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,588,603)			$2,603,437

Commercial Mortgage-Backed Securities – 1.6%
Sequential Fixed Rate(c) – 1.6%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A
$255,121	5.774%	02/10/51	$258,410
GS Mortgage Securities Trust Series 2007-GG10, Class A1A(e)
558,115	5.793	08/10/45	563,812
GS Mortgage Securities Trust Series 2007-GG10, Class A4(e)
248,872	5.793	08/10/45	250,422
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class A1A(e)
189,305	5.713	02/12/49	190,598

Commercial Mortgage-Backed Securities – (continued)
Sequential Fixed Rate(c) – (continued)
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A
451,509	5.608	05/15/46	458,515

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $1,904,060)			$1,721,757

U.S. Government Agency Securities – 2.5%
FHLB
$600,000	2.125%	06/09/23	$590,704
100,000	3.375	12/08/23	105,750
FNMA
400,000	1.875	09/24/26	367,490
400,000	6.250	05/15/29	531,044
Tennessee Valley Authority
500,000	3.875	02/15/21	537,235
500,000	5.375	04/01/56	616,260

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $2,658,814)			$2,748,483

Asset-Backed Securities(c) – 9.2%
Collateralized Loan Obligations – 2.8%
Acis CLO Ltd. Series 2013-1A, Class ACOM(a)(b)
$1,500,000	2.109%	04/18/24	$1,484,250
Acis CLO Ltd. Series 2013-2A, Class A(a)(b)
54,517	1.381	10/14/22	54,404
Acis CLO Ltd. Series 2013-2A, Class ACOM(a)(b)
489,936	1.579	10/14/22	488,565
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)(b)
26,058	1.137	04/29/19	26,048
Ocean Trails CLO I Series 2006-1X, Class A1(a)(d)
137,970	1.124	10/12/20	137,954
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(b)
950,000	0.000	04/17/25	941,735

			3,132,956

Home Equity(a) – 2.4%
GMACM Home Equity Loan Trust Series 2007-HE3, Class 1A1
37,138	7.000	09/25/37	36,892
GMACM Home Equity Loan Trust Series 2007-HE3, Class 2A1
83,820	6.746	09/25/37	83,956
Sound Point CLO VI Ltd. Series 2014-2A, Class ACOM(b)
1,400,000	0.000	10/20/26	1,396,640
Sound Point CLO VIII Ltd. Series 2015-1A, Class A(b)
900,000	2.410	04/15/27	900,021
Sound Point CLO VIII Ltd. Series 2015-1A, Class B(b)
250,000	2.930	04/15/27	250,033

			2,667,542

Student Loans – 4.0%
Access Group, Inc. Series 2005-2, Class A3(a)
176,343	1.096	11/22/24	175,060

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2016

Principal Amount	Interest Rate		Maturity Date	Value
Asset-Backed Securities(c) – (continued)
Student Loans – (continued)
Chase Education Loan Trust Series 2007-A, Class A3
$57,881	1.067%		12/28/23	$56,968
ECMC Group Student Loan Trust Series 2016-1A, Class A(a)(b)
557,081	2.106		07/26/66	555,438
Edsouth Indenture No. 10 LLC Series 2015-2, Class A(a)(b)
392,353	1.756		12/25/56	389,642
Navient Student Loan Trust Series 2016-5A, Class A(a)(b)
1,125,084	2.006		06/25/65	1,141,581
Navient Student Loan Trust Series 2016-7A, Class A(a)(b)
543,412	1.906		03/25/66	548,952
Nelnet Student Loan Trust Series 2006-2, Class A5(a)
371,258	0.982		01/25/30	369,265
Northstar Education Finance, Inc. Series 2004-2, Class A3
21,931	1.060		07/30/18	21,894
Scholar Funding Trust Series 2010-A, Class A(a)(b)
158,747	1.640		10/28/41	155,651
SLC Student Loan Trust Series 2006-1, Class A5(a)
500,000	1.073		03/15/27	493,690
SLM Student Loan Trust Series 2005-3, Class A5(a)
196,806	0.972		10/25/24	195,737
SLM Student Loan Trust Series 2006-2, Class A5(a)
272,538	0.992		07/25/25	271,878

				4,375,756

TOTAL ASSET-BACKED SECURITIES
(Cost $10,037,368)				$10,176,254

Foreign Government Securities – 3.7%
Chile Government International Bond
$468,000	3.125%		01/21/26	$462,735
Colombia Government International Bond(a)
240,000	4.000	(a)	02/26/24	242,100
Hashemite Kingdom of Jordan Government AID Bond(f)
700,000	2.503		10/30/20	716,450
Indonesia Government International Bond(b)
230,000	4.750		01/08/26	237,762
Israel Government AID Bond(f)
400,000	5.500		09/18/23	472,928
200,000	5.500		12/04/23	235,888
100,000	5.500		04/26/24	119,046
KfW(g)
1,000,000	1.125		08/06/18	996,090
Mexico Government International Bond
470,000	3.600		01/30/25	452,375
Peruvian Government International Bond
110,000	6.550		03/14/37	138,050

TOTAL FOREIGN GOVERNMENT SECURITIES
(Cost $4,088,432)				$4,073,424

Supranational – 0.2%
Inter-American Development Bank
$200,000	1.000%		02/27/18	$198,476
(Cost $199,535)

Municipal Bonds – 0.8%
California – 0.3%
California State Various Purpose GO Bonds Series 2010
$140,000	7.950%		03/01/36	$163,148
105,000	7.625		03/01/40	155,349

				318,497

Illinois – 0.2%
Illinois State GO Bonds for Build America Bonds Series 2010-5
250,000	7.350		07/01/35	270,545

Ohio – 0.3%
American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
250,000	6.270		02/15/50	303,188

TOTAL MUNICIPAL BONDS
(Cost $750,219)				$892,230

U.S. Treasury Obligations – 17.3%
U.S. Treasury Bonds
$2,700,000	3.625	%(h)	08/15/43	$2,995,434
1,250,000	3.750		11/15/43	1,417,875
790,000	3.625		02/15/44	876,118
100,000	3.000		11/15/44	98,837
200,000	2.875		08/15/45	192,506
1,350,000	3.000		11/15/45	1,332,140
U.S. Treasury Inflation Indexed Bonds (TIPS)
394,062	2.500		01/15/29	476,026
55,920	2.125		02/15/40	69,385
U.S. Treasury Inflation Indexed Notes (TIPS)
1,464,008	0.125		04/15/18	1,477,857
618,972	0.125		04/15/19	626,951
104,725	0.125		01/15/23	104,074
259,680	0.375		07/15/23	262,308
424,756	0.625		01/15/24	432,631
585,373	0.125		07/15/24	575,878
512,728	0.375		07/15/25	510,492
U.S. Treasury Notes
1,200,000	1.625		07/31/20	1,199,196
800,000	1.375		04/30/21	784,824
1,490,000	2.000		12/31/21	1,495,468
290,000	1.750		09/30/22	284,545
1,840,000	1.875		10/31/22	1,815,694
997,000	2.250		12/31/23	997,777
110,000	2.375		08/15/24	110,537
U.S. Treasury STRIPS(i)
1,800,000	0.000		02/15/36	1,011,096

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $18,946,647)				$19,147,649

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shares	Distribution Rate	Value
Investment Company(c)(j) – 0.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
289	0.455%	$289
(Cost $289)

TOTAL INVESTMENTS – 98.6%
(Cost $107,999,480)		$108,995,184

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		1,571,091

NET ASSETS – 100.0%		$110,566,275

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $15,966,637, which represents approximately 14.4% of net assets as of December 31, 2016.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.
(d)	Security has been determined to be illiquid by the Investment Adviser. At December 31, 2016, these securities amounted to $306,580 or approximately 0.3% of net assets.
(e)	Interest is based on the weighted net interest rate of the collateral.
(f)	Guaranteed by the United States Government. Total market value of these securities amounts to $1,544,312, which represents 1.40% of net assets as of December 31, 2016.

(g)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $996,090, which represents 0.90% of net assets as of December 31, 2016.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(j)	Represents an affiliated issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
EURIBOR	—Euro Interbank Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
RMKT	—Remarketed
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIPS	—Treasury Inflation-Protected Securities

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
TWD	—Taiwan Dollar
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	117,000	NZD	121,236	3/15/2017	$84,288	$243
	AUD	56,389	USD	40,469	3/15/2017	40,623	154
	CAD	227,126	USD	168,000	3/15/2017	169,303	1,303
	CHF	422,572	EUR	393,415	3/15/2017	416,816	1,228
	EUR	53,565	AUD	76,429	3/15/2017	56,584	1,523
	EUR	160,000	GBP	134,340	3/15/2017	169,018	3,168
	EUR	158,640	SEK	1,516,537	3/15/2017	167,581	429
	EUR	602,761	USD	626,697	2/9/2017	635,708	9,011
	EUR	1,109,059	USD	1,162,032	3/15/2017	1,171,566	9,534
	GBP	68,724	EUR	80,000	3/15/2017	84,843	335
	GBP	69,000	USD	85,048	3/15/2017	85,184	136
	JPY	118,436,731	USD	1,009,000	3/15/2017	1,016,905	7,905
	NOK	2,197,741	EUR	241,000	3/15/2017	254,623	40
	NOK	323,342	SEK	339,865	3/15/2017	37,461	2
	NOK	292,422	USD	33,672	3/15/2017	33,879	207
	NZD	171,169	USD	118,008	3/15/2017	118,661	653
	SEK	25,200,957	EUR	2,591,629	3/15/2017	2,777,627	39,935
	SEK	3,741,994	EUR	383,377	3/22/2017	412,617	7,466
	USD	1,512,563	AUD	2,045,949	3/15/2017	1,473,927	38,636
	USD	64,468	CAD	84,349	1/20/2017	62,835	1,633
	USD	579,487	CAD	762,651	3/15/2017	568,490	10,997
	USD	629,565	CAD	843,756	3/22/2017	629,003	562
	USD	213,240	EUR	200,355	3/15/2017	211,647	1,593
	USD	316,889	GBP	253,466	1/6/2017	312,394	4,495
	USD	1,465,368	GBP	1,163,263	3/15/2017	1,436,110	29,258
	USD	117,240	JPY	12,792,324	1/11/2017	109,520	7,720
	USD	1,055,872	JPY	121,996,180	3/15/2017	1,047,467	8,405
	USD	56,594	NOK	476,270	3/15/2017	55,179	1,415
	USD	357,968	NZD	503,822	3/15/2017	349,269	8,699
	USD	199,992	TWD	6,370,635	1/12/2017	196,743	3,249
	USD	131,138	TWD	4,136,077	6/16/2017	128,040	3,097
TOTAL							$203,031

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	AUD	120,526	USD	89,867	1/12/2017	$86,957	$(2,910)
	AUD	811,746	USD	595,881	3/15/2017	584,792	(11,089)
	CAD	86,966	USD	65,502	1/20/2017	64,785	(717)
	CAD	558,790	USD	420,000	3/15/2017	416,528	(3,472)
	EUR	342,336	SEK	3,302,191	3/15/2017	361,629	(2,335)
	EUR	34,754	USD	37,156	3/15/2017	36,713	(443)
	GBP	68,115	EUR	80,000	3/15/2017	84,092	(417)
	GBP	68,000	JPY	9,847,420	3/15/2017	83,950	(601)
	GBP	299,534	USD	374,485	1/6/2017	369,174	(5,311)
	GBP	135,000	USD	167,964	3/15/2017	166,664	(1,300)
	JPY	20,899,034	EUR	170,947	3/15/2017	179,440	(1,141)
	JPY	19,492,714	USD	178,648	1/11/2017	166,885	(11,763)
	JPY	19,401,648	USD	168,000	3/15/2017	166,583	(1,417)
	NOK	5,226,545	EUR	580,114	3/15/2017	605,531	(7,278)
	NZD	460,638	USD	327,253	3/15/2017	319,333	(7,920)
	USD	168,000	CAD	226,548	3/15/2017	168,872	(872)
	USD	627,434	EUR	603,470	2/9/2017	636,456	(9,022)
	USD	881,348	EUR	840,676	3/15/2017	888,055	(6,707)
	USD	924,000	JPY	108,359,142	3/15/2017	930,378	(6,378)
	USD	132,410	SEK	1,208,000	1/27/2017	132,809	(399)
	USD	182,805	SEK	1,684,370	3/15/2017	185,651	(2,846)
TOTAL							$(84,338)

FORWARD SALES CONTRACTS — At December 31, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FHLMC	3.500%	TBA-30yr	01/15/47	$(1,000,000)	$(1,024,063)
GNMA	3.000	TBA-30yr	01/15/47	(6,000,000)	(6,076,875)
TOTAL (Proceeds Received: $7,004,414)					$(7,100,938)

(a)	TBA (To Be Announced) Securities are sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Sterling	7	March 2017	$1,074,090	$278
90 Day Sterling	7	June 2017	1,073,821	220
90 Day Sterling	7	September 2017	1,073,605	324
90 Day Sterling	7	December 2017	1,073,282	415
Euro-Bund	20	March 2017	3,455,850	57,361
Euro-OAT	(1)	March 2017	(159,813)	(1,342)
Fed Fund 30 Day Futures	(11)	April 2017	(4,551,156)	279
U.S. Long Bonds	6	March 2017	903,938	(839)
U.S. Ultra Long Treasury Bonds	8	March 2017	1,282,000	16,728
2 Year U.S. Treasury Notes	16	March 2017	3,467,000	4,338
3 Year Australian Government Bonds	40	March 2017	3,217,611	(4,859)
5 Year U.S. Treasury Notes	46	March 2017	5,412,546	(10,141)
10 Year U.S. Treasury Notes	38	March 2017	4,722,688	7,223
10 Year U.S. Ultra Long Treasury Note	(1)	March 2017	(134,063)	83
TOTAL				$70,068

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on December 31, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America Investment Grade Index	$480	(1.000)%	12/20/21	0.678%	$(5,485)	$(1,927)

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
SEK	9,470		06/15/18	0.050%	3 Month STIBOR	$6,696	$1,113
	9,950	(a)	09/15/18	0.330	3 Month STIBOR	52	(326)
NZD	3,090	(a)	02/22/19	2.350	3 Month BBR	803	(8,455)
CAD	4,500	(a)	03/15/19	1.000	3 Month BA	(12,448)	2,189
GBP	3,160	(a)	03/15/19	0.600	3 Month LIBOR	3,836	3,913
NOK	4,170	(a)	03/15/19	1.250	6 Month NIBOR	(794)	368
	$3,720	(a)	03/15/19	3 Month LIBOR	1.250%	23,191	(1,194)
	5,680	(a)	12/19/19	2.250	3 Month LIBOR	(224)	7,812
CAD	1,520	(a)	03/15/22	1.250	3 Month BA	(11,082)	(3,007)
EUR	320	(a)	03/15/22	6 Month EURIBOR	0.000	3,173	(1,275)
NOK	7,720	(a)	03/15/22	1.500	6 Month NIBOR	(5,303)	1,609
NZD	680	(a)	03/15/22	3.000	3 Month BBR	2,645	(5,432)
SEK	9,080	(a)	03/15/22	3 Month STIBOR	0.500	(7,178)	(1,149)
	$1,370	(a)	03/15/22	3 Month LIBOR	1.500	30,084	4,130
	1,290	(a)	12/19/23	3 Month LIBOR	2.600	(126)	(9,964)
EUR	170	(a)	08/16/24	0.250	6 Month EURIBOR	(831)	(2,875)
	440	(a)	03/15/27	0.750	6 Month EURIBOR	(2,819)	5,226
GBP	360	(a)	03/15/27	6 Month LIBOR	1.500	(2,392)	(8,158)
SEK	1,260	(a)	03/15/27	3 Month STIBOR	1.250	(35)	(1,290)
	$500	(a)	03/15/27	1.750	3 Month LIBOR	(31,596)	4,041
GBP	520	(a)	03/15/32	6 Month LIBOR	1.750	(6,227)	(22,806)
JPY	5,130	(a)	03/15/37	6 Month LIBOR	0.750	(4)	(714)
EUR	670	(a)	03/15/47	6 Month EURIBOR	1.250	21,681	(22,282)
GBP	130	(a)	03/15/47	6 Month LIBOR	1.750	(5,941)	(6,974)
	$250	(a)	03/15/47	2.250	3 Month LIBOR	(22,420)	4,031
	TOTAL					$(17,259)	$(61,469)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2016.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stocks – 99.3%
Automobiles & Components – 0.7%
1,684	BorgWarner, Inc.	$66,417
2,307	Delphi Automotive plc	155,376
33,574	Ford Motor Co.	407,253
11,833	General Motors Co.	412,262
2,147	Goodyear Tire & Rubber Co. (The)	66,278
1,500	Harley-Davidson, Inc.	87,510

		1,195,096

Banks – 6.7%
86,079	Bank of America Corp.	1,902,346
6,946	BB&T Corp.	326,601
24,265	Citigroup, Inc.	1,442,069
4,429	Citizens Financial Group, Inc.	157,805
1,490	Comerica, Inc.	101,484
6,379	Fifth Third Bancorp	172,041
9,526	Huntington Bancshares, Inc.	125,934
30,492	JPMorgan Chase & Co.	2,631,155
9,192	KeyCorp	167,938
1,333	M&T Bank Corp.	208,521
2,617	People’s United Financial, Inc.	50,665
4,128	PNC Financial Services Group, Inc. (The)	482,811
10,367	Regions Financial Corp.	148,870
4,142	SunTrust Banks, Inc.	227,189
13,631	U.S. Bancorp	700,224
38,508	Wells Fargo & Co.	2,122,176
1,723	Zions Bancorporation	74,158

		11,041,987

Capital Goods – 7.4%
5,136	3M Co.	917,136
372	Acuity Brands, Inc.	85,880
813	Allegion plc	52,032
1,923	AMETEK, Inc.	93,458
3,785	Arconic, Inc.	70,174
4,908	Boeing Co. (The)	764,077
4,983	Caterpillar, Inc.	462,123
1,334	Cummins, Inc.	182,318
2,491	Deere & Co.	256,673
1,336	Dover Corp.	100,106
3,903	Eaton Corp. plc	261,852
5,497	Emerson Electric Co.	306,458
2,493	Fastenal Co.	117,121
1,146	Flowserve Corp.	55,065
1,224	Fluor Corp.	64,284
2,554	Fortive Corp.	136,971
1,370	Fortune Brands Home & Security, Inc.	73,240
2,427	General Dynamics Corp.	419,046
75,376	General Electric Co.	2,381,882
6,501	Honeywell International, Inc.	753,141
2,685	Illinois Tool Works, Inc.	328,805
2,197	Ingersoll-Rand plc	164,863
1,006	Jacobs Engineering Group, Inc.*	57,342
7,961	Johnson Controls International plc	327,914
648	L-3 Communications Holdings, Inc.	98,567
2,139	Lockheed Martin Corp.	534,622
Common Stocks – (continued)
Capital Goods – (continued)
2,866	Masco Corp.	$90,623
1,502	Northrop Grumman Corp.	349,335
3,049	PACCAR, Inc.	194,831
1,140	Parker-Hannifin Corp.	159,600
1,411	Pentair plc	79,115
1,227	Quanta Services, Inc.*	42,761
2,487	Raytheon Co.	353,154
1,075	Rockwell Automation, Inc.	144,480
1,104	Rockwell Collins, Inc.	102,407
868	Roper Technologies, Inc.	158,913
513	Snap-on, Inc.	87,862
1,308	Stanley Black & Decker, Inc.	150,015
2,265	Textron, Inc.	109,988
429	TransDigm Group, Inc.	106,804
750	United Rentals, Inc.*	79,185
6,547	United Technologies Corp.	717,682
475	W.W. Grainger, Inc.	110,319
1,547	Xylem, Inc.	76,607

		12,178,831

Commercial & Professional Services – 0.6%
748	Cintas Corp.	86,439
291	Dun & Bradstreet Corp. (The)	35,304
1,054	Equifax, Inc.	124,614
2,880	Nielsen Holdings plc	120,816
1,596	Pitney Bowes, Inc.	24,243
1,970	Republic Services, Inc.	112,389
1,137	Robert Half International, Inc.	55,463
728	Stericycle, Inc.*	56,085
1,318	Verisk Analytics, Inc.*	106,982
3,503	Waste Management, Inc.	248,398

		970,733

Consumer Durables & Apparel – 1.2%
2,452	Coach, Inc.	85,869
2,840	D.R. Horton, Inc.	77,617
1,050	Garmin Ltd.	50,915
3,283	Hanesbrands, Inc.	70,814
593	Harman International Industries, Inc.	65,918
939	Hasbro, Inc.	73,045
1,204	Leggett & Platt, Inc.	58,852
1,593	Lennar Corp. Class A	68,387
3,016	Mattel, Inc.	83,091
1,428	Michael Kors Holdings Ltd.*	61,375
552	Mohawk Industries, Inc.*	110,223
4,003	Newell Brands, Inc.	178,734
11,348	NIKE, Inc. Class B	576,819
2,750	PulteGroup, Inc.	50,545
682	PVH Corp.	61,544
481	Ralph Lauren Corp.	43,444
1,605	Under Armour, Inc. Class A*(a)	46,625
1,616	Under Armour, Inc. Class C*	40,675
2,825	VF Corp.	150,714
660	Whirlpool Corp.	119,968

		2,075,174

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Consumer Services – 1.6%
3,551	Carnival Corp.	$184,865
255	Chipotle Mexican Grill, Inc.*	96,217
1,000	Darden Restaurants, Inc.	72,720
1,894	H&R Block, Inc.	43,543
2,751	Marriott International, Inc. Class A	227,453
7,063	McDonald’s Corp.	859,708
1,425	Royal Caribbean Cruises Ltd.	116,907
12,417	Starbucks Corp.	689,392
890	Wyndham Worldwide Corp.	67,969
656	Wynn Resorts Ltd.	56,751
2,976	Yum! Brands, Inc.	188,470

		2,603,995

Diversified Financials – 5.3%
458	Affiliated Managers Group, Inc.*	66,547
6,549	American Express Co.	485,150
1,326	Ameriprise Financial, Inc.	147,106
9,020	Bank of New York Mellon Corp. (The)	427,368
16,181	Berkshire Hathaway, Inc. Class B*	2,637,179
1,039	BlackRock, Inc.	395,381
4,117	Capital One Financial Corp.	359,167
10,227	Charles Schwab Corp. (The)	403,660
2,926	CME Group, Inc.	337,514
3,342	Discover Financial Services	240,925
2,444	E*TRADE Financial Corp.*	84,685
3,003	Franklin Resources, Inc.	118,859
3,167	Goldman Sachs Group, Inc. (The)(b)	758,338
5,076	Intercontinental Exchange, Inc.	286,388
3,504	Invesco Ltd.	106,311
2,680	Leucadia National Corp.	62,310
1,449	Moody’s Corp.	136,597
12,315	Morgan Stanley	520,309
993	Nasdaq, Inc.	66,650
2,568	Navient Corp.	42,192
1,809	Northern Trust Corp.	161,092
2,196	S&P Global, Inc.	236,158
3,120	State Street Corp.	242,486
6,620	Synchrony Financial	240,107
2,126	T. Rowe Price Group, Inc.	160,003

		8,722,482

Energy – 7.5%
4,654	Anadarko Petroleum Corp.	324,523
3,284	Apache Corp.	208,436
3,568	Baker Hughes, Inc.	231,813
3,946	Cabot Oil & Gas Corp.	92,179
5,166	Chesapeake Energy Corp.*	36,265
16,080	Chevron Corp.	1,892,616
812	Cimarex Energy Co.	110,351
1,139	Concho Resources, Inc.*	151,031
10,519	ConocoPhillips	527,423
4,511	Devon Energy Corp.	206,017
4,954	EOG Resources, Inc.	500,849
1,437	EQT Corp.	93,980
35,341	Exxon Mobil Corp.	3,189,879
2,016	FMC Technologies, Inc.*	71,629

Common Stocks – (continued)
Energy – (continued)
7,402	Halliburton Co.	$400,374
897	Helmerich & Payne, Inc.	69,428
2,310	Hess Corp.	143,890
16,506	Kinder Morgan, Inc.	341,839
7,228	Marathon Oil Corp.	125,117
4,453	Marathon Petroleum Corp.	224,209
1,464	Murphy Oil Corp.	45,574
3,237	National Oilwell Varco, Inc.	121,193
1,766	Newfield Exploration Co.*	71,523
3,593	Noble Energy, Inc.	136,750
6,571	Occidental Petroleum Corp.	468,052
1,828	ONEOK, Inc.	104,945
3,762	Phillips 66	325,074
1,426	Pioneer Natural Resources Co.	256,780
1,521	Range Resources Corp.	52,262
11,892	Schlumberger Ltd.	998,333
3,328	Southwestern Energy Co.*	36,009
5,940	Spectra Energy Corp.	244,075
973	Tesoro Corp.	85,089
3,110	Transocean Ltd.*(a)	45,841
3,839	Valero Energy Corp.	262,280
5,830	Williams Cos., Inc. (The)	181,546

		12,377,174

Food & Staples Retailing – 2.1%
3,748	Costco Wholesale Corp.	600,092
9,131	CVS Health Corp.	720,527
8,113	Kroger Co. (The)	279,980
4,264	Sysco Corp.	236,098
7,270	Walgreens Boots Alliance, Inc.	601,665
12,885	Wal-Mart Stores, Inc.	890,611
2,675	Whole Foods Market, Inc.	82,283

		3,411,256

Food, Beverage & Tobacco – 5.3%
16,598	Altria Group, Inc.	1,122,357
4,853	Archer-Daniels-Midland Co.	221,540
1,536	Brown-Forman Corp. Class B	68,997
1,622	Campbell Soup Co.	98,082
33,048	Coca-Cola Co. (The)	1,370,170
3,575	Conagra Brands, Inc.	141,391
1,541	Constellation Brands, Inc. Class A	236,251
1,545	Dr. Pepper Snapple Group, Inc.	140,085
5,090	General Mills, Inc.	314,409
1,166	Hershey Co. (The)	120,599
2,352	Hormel Foods Corp.	81,873
989	J.M. Smucker Co. (The)	126,651
2,186	Kellogg Co.	161,130
5,078	Kraft Heinz Co. (The)	443,411
979	McCormick & Co., Inc.	91,370
1,622	Mead Johnson Nutrition Co.	114,773
1,484	Molson Coors Brewing Co. Class B	144,408
13,195	Mondelez International, Inc. Class A	584,934
3,480	Monster Beverage Corp.*	154,303
12,255	PepsiCo, Inc.	1,282,241
13,255	Philip Morris International, Inc.	1,212,700

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
7,035	Reynolds American, Inc.	$394,242
2,508	Tyson Foods, Inc. Class A	154,694

		8,780,611

Health Care Equipment & Services – 5.1%
12,537	Abbott Laboratories	481,546
3,007	Aetna, Inc.	372,898
1,412	AmerisourceBergen Corp.	110,404
2,245	Anthem, Inc.	322,764
4,140	Baxter International, Inc.	183,568
1,810	Becton Dickinson and Co.	299,645
11,674	Boston Scientific Corp.*	252,509
643	C. R. Bard, Inc.	144,456
2,744	Cardinal Health, Inc.	197,486
1,473	Centene Corp.*	83,239
2,604	Cerner Corp.*	123,351
2,187	Cigna Corp.	291,724
426	Cooper Cos., Inc. (The)	74,520
5,186	Danaher Corp.	403,678
1,313	DaVita, Inc.*	84,295
2,021	DENTSPLY SIRONA, Inc.	116,672
1,862	Edwards Lifesciences Corp.*	174,469
1,009	Envision Healthcare Corp.*	63,860
5,254	Express Scripts Holding Co.*	361,423
2,538	HCA Holdings, Inc.*	187,863
692	Henry Schein, Inc.*	104,983
2,080	Hologic, Inc.*	83,450
1,266	Humana, Inc.	258,302
335	Intuitive Surgical, Inc.*	212,447
885	Laboratory Corp. of America Holdings*	113,616
1,917	McKesson Corp.	269,243
11,720	Medtronic plc	834,816
779	Patterson Cos., Inc.	31,962
1,213	Quest Diagnostics, Inc.	111,475
2,445	St. Jude Medical, Inc.	196,064
2,670	Stryker Corp.	319,893
8,103	UnitedHealth Group, Inc.	1,296,804
779	Universal Health Services, Inc. Class B	82,870
769	Varian Medical Systems, Inc.*	69,041
1,684	Zimmer Biomet Holdings, Inc.	173,789

		8,489,125

Household & Personal Products – 1.9%
2,157	Church & Dwight Co., Inc.	95,318
1,082	Clorox Co. (The)	129,862
7,605	Colgate-Palmolive Co.	497,671
4,108	Coty, Inc. Class A	75,217
1,899	Estee Lauder Cos., Inc. (The) Class A	145,255
3,045	Kimberly-Clark Corp.	347,495
22,848	Procter & Gamble Co. (The)	1,921,060

		3,211,878

Insurance – 2.8%
3,531	Aflac, Inc.	245,758
3,171	Allstate Corp. (The)	235,035

Common Stocks – (continued)
Insurance – (continued)
8,347	American International Group, Inc.	$545,143
2,277	Aon plc	253,954
1,588	Arthur J. Gallagher & Co.	82,512
463	Assurant, Inc.	42,994
3,950	Chubb Ltd.	521,874
1,311	Cincinnati Financial Corp.	99,308
3,284	Hartford Financial Services Group, Inc. (The)	156,483
1,987	Lincoln National Corp.	131,679
2,394	Loews Corp.	112,111
4,444	Marsh & McLennan Cos., Inc.	300,370
9,400	MetLife, Inc.	506,566
2,298	Principal Financial Group, Inc.	132,962
4,880	Progressive Corp. (The)	173,240
3,666	Prudential Financial, Inc.	381,484
990	Torchmark Corp.	73,022
2,412	Travelers Cos., Inc. (The)	295,277
1,923	Unum Group	84,477
1,111	Willis Towers Watson plc	135,853
2,289	XL Group Ltd.	85,288

		4,595,390

Materials – 2.8%
1,847	Air Products & Chemicals, Inc.	265,636
1,002	Albemarle Corp.	86,252
753	Avery Dennison Corp.	52,876
1,527	Ball Corp.	114,632
2,053	CF Industries Holdings, Inc.	64,628
9,616	Dow Chemical Co. (The)	550,227
7,410	E.I. du Pont de Nemours & Co.	543,894
1,292	Eastman Chemical Co.	97,171
2,253	Ecolab, Inc.	264,097
1,149	FMC Corp.	64,987
10,104	Freeport-McMoRan, Inc.*	133,272
707	International Flavors & Fragrances, Inc.	83,306
3,509	International Paper Co.	186,188
2,832	LyondellBasell Industries NV Class A	242,929
536	Martin Marietta Materials, Inc.	118,740
3,764	Monsanto Co.	396,010
3,030	Mosaic Co. (The)	88,870
4,620	Newmont Mining Corp.	157,403
2,758	Nucor Corp.	164,156
2,268	PPG Industries, Inc.	214,916
2,461	Praxair, Inc.	288,405
1,601	Sealed Air Corp.	72,589
688	Sherwin-Williams Co. (The)	184,893
1,124	Vulcan Materials Co.	140,669
2,179	WestRock Co.	110,628

		4,687,374

Media – 3.0%
3,324	CBS Corp. (Non-Voting) Class B	211,473
1,854	Charter Communications, Inc. Class A*	533,804
20,294	Comcast Corp. Class A	1,401,301

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Media – (continued)
1,393	Discovery Communications, Inc. Class A*	$38,182
1,900	Discovery Communications, Inc. Class C*	50,882
3,281	Interpublic Group of Cos., Inc. (The)	76,808
3,213	News Corp. Class A	36,821
1,017	News Corp. Class B	12,000
2,024	Omnicom Group, Inc.	172,262
820	Scripps Networks Interactive, Inc. Class A	58,523
1,766	TEGNA, Inc.	37,775
6,576	Time Warner, Inc.	634,781
9,167	Twenty-First Century Fox, Inc. Class A	257,043
3,835	Twenty-First Century Fox, Inc. Class B	104,504
2,957	Viacom, Inc. Class B	103,791
12,464	Walt Disney Co. (The)	1,298,998

		5,028,948

Pharmaceuticals, Biotechnology & Life Sciences – 8.4%
13,919	AbbVie, Inc.	871,608
2,741	Agilent Technologies, Inc.	124,880
1,932	Alexion Pharmaceuticals, Inc.*	236,380
3,202	Allergan plc*	672,452
6,366	Amgen, Inc.	930,773
1,847	Biogen, Inc.*	523,772
14,212	Bristol-Myers Squibb Co.	830,549
6,591	Celgene Corp.*	762,908
8,328	Eli Lilly & Co.	612,524
1,642	Endo International plc*	27,044
11,203	Gilead Sciences, Inc.	802,247
1,234	Illumina, Inc.*	158,001
23,183	Johnson & Johnson	2,670,914
972	Mallinckrodt plc*	48,425
23,475	Merck & Co., Inc.	1,381,973
218	Mettler-Toledo International, Inc.*	91,246
3,693	Mylan NV*	140,888
950	PerkinElmer, Inc.	49,543
1,253	Perrigo Co. plc	104,287
51,683	Pfizer, Inc.	1,678,664
652	Regeneron Pharmaceuticals, Inc.*	239,343
3,362	Thermo Fisher Scientific, Inc.	474,378
2,159	Vertex Pharmaceuticals, Inc.*	159,054
682	Waters Corp.*	91,654
4,195	Zoetis, Inc.	224,558

		13,908,065

Real Estate – 2.8%
3,607	American Tower Corp. (REIT)	381,188
1,402	Apartment Investment & Management Co. Class A (REIT)	63,721
1,157	AvalonBay Communities, Inc. (REIT)	204,963
1,334	Boston Properties, Inc. (REIT)	167,791
2,492	CBRE Group, Inc. Class A*	78,473
2,933	Crown Castle International Corp. (REIT)	254,496

Common Stocks – (continued)
Real Estate – (continued)
1,246	Digital Realty Trust, Inc. (REIT)	$122,432
598	Equinix, Inc. (REIT)	213,731
3,101	Equity Residential (REIT)	199,580
564	Essex Property Trust, Inc. (REIT)	131,130
1,082	Extra Space Storage, Inc. (REIT)	83,574
607	Federal Realty Investment Trust (REIT)	86,261
5,062	General Growth Properties, Inc. (REIT)	126,449
4,116	HCP, Inc. (REIT)	122,328
6,177	Host Hotels & Resorts, Inc. (REIT)	116,375
2,140	Iron Mountain, Inc. (REIT)	69,507
3,688	Kimco Realty Corp. (REIT)	92,790
1,019	Macerich Co. (The) (REIT)	72,186
977	Mid-America Apartment Communities, Inc. (REIT)	95,668
4,570	Prologis, Inc. (REIT)	241,250
1,261	Public Storage (REIT)	281,833
2,269	Realty Income Corp. (REIT)	130,422
2,666	Simon Property Group, Inc. (REIT)	473,668
888	SL Green Realty Corp. (REIT)	95,504
2,261	UDR, Inc. (REIT)	82,481
2,988	Ventas, Inc. (REIT)	186,810
1,474	Vornado Realty Trust (REIT)	153,841
3,076	Welltower, Inc. (REIT)	205,877
6,426	Weyerhaeuser Co. (REIT)	193,358

		4,727,687

Retailing – 5.4%
645	Advance Auto Parts, Inc.	109,082
3,361	Amazon.com, Inc.*	2,520,313
589	AutoNation, Inc.*	28,655
251	AutoZone, Inc.*	198,237
1,318	Bed Bath & Beyond, Inc.	53,564
2,353	Best Buy Co., Inc.	100,402
1,672	CarMax, Inc.*	107,660
2,148	Dollar General Corp.	159,102
2,006	Dollar Tree, Inc.*	154,823
1,014	Expedia, Inc.	114,866
1,154	Foot Locker, Inc.	81,807
1,834	Gap, Inc. (The)	41,155
1,265	Genuine Parts Co.	120,858
10,372	Home Depot, Inc. (The)	1,390,678
1,563	Kohl’s Corp.	77,181
2,060	L Brands, Inc.	135,630
2,564	LKQ Corp.*	78,587
7,465	Lowe’s Cos., Inc.	530,911
2,645	Macy’s, Inc.	94,717
3,655	Netflix, Inc.*	452,489
973	Nordstrom, Inc. (a)	46,636
817	O’Reilly Automotive, Inc.*	227,461
421	Priceline Group, Inc. (The)*	617,211
3,416	Ross Stores, Inc.	224,090
569	Signet Jewelers Ltd.	53,634
5,583	Staples, Inc.	50,526
4,787	Target Corp.	345,765

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
928	Tiffany & Co.	$71,855
5,597	TJX Cos., Inc. (The)	420,503
1,091	Tractor Supply Co.	82,709
984	TripAdvisor, Inc.*	45,628
501	Ulta Salon, Cosmetics & Fragrance, Inc.*	127,725
679	Urban Outfitters, Inc.*	19,338

		8,883,798

Semiconductors & Semiconductor Equipment – 3.3%
2,615	Analog Devices, Inc.	189,901
9,264	Applied Materials, Inc.	298,949
3,384	Broadcom Ltd.	598,190
668	First Solar, Inc.*(a)	21,436
40,353	Intel Corp.	1,463,603
1,340	KLA-Tencor Corp.	105,431
1,359	Lam Research Corp.	143,687
2,061	Linear Technology Corp.	128,503
1,811	Microchip Technology, Inc.	116,176
8,980	Micron Technology, Inc.*	196,842
4,467	NVIDIA Corp.	476,807
1,119	Qorvo, Inc.*	59,005
12,653	QUALCOMM, Inc.	824,976
1,607	Skyworks Solutions, Inc.	119,979
8,492	Texas Instruments, Inc.	619,661
2,200	Xilinx, Inc.	132,814

		5,495,960

Software & Services – 12.2%
5,290	Accenture plc Class A	619,618
5,781	Activision Blizzard, Inc.	208,752
4,267	Adobe Systems, Inc.*	439,288
1,476	Akamai Technologies, Inc.*	98,420
502	Alliance Data Systems Corp.	114,707
2,522	Alphabet, Inc. Class A*	1,998,559
2,530	Alphabet, Inc. Class C*	1,952,705
1,667	Autodesk, Inc.*	123,375
3,846	Automatic Data Processing, Inc.	395,292
2,659	CA, Inc.	84,476
1,342	Citrix Systems, Inc.*	119,854
5,183	Cognizant Technology Solutions Corp. Class A*	290,404
1,321	CSRA, Inc.	42,061
8,915	eBay, Inc.*	264,686
2,590	Electronic Arts, Inc.*	203,988
19,945	Facebook, Inc. Class A*	2,294,672
2,785	Fidelity National Information Services, Inc.	210,657
1,828	Fiserv, Inc.*	194,280
1,352	Global Payments, Inc.	93,842
7,365	International Business Machines Corp.	1,222,516
2,113	Intuit, Inc.	242,171
8,125	MasterCard, Inc. Class A	838,906
66,279	Microsoft Corp.	4,118,577
25,499	Oracle Corp.	980,437
2,773	Paychex, Inc.	168,820

Common Stocks – (continued)
Software & Services – (continued)
9,541	PayPal Holdings, Inc.*	$376,583
1,536	Red Hat, Inc.*	107,059
5,409	salesforce.com, Inc.*	370,300
5,175	Symantec Corp.	123,631
1,169	Teradata Corp.*	31,762
1,482	Total System Services, Inc.	72,662
774	VeriSign, Inc.*	58,878
15,898	Visa, Inc. Class A	1,240,362
4,226	Western Union Co. (The)	91,789
7,163	Xerox Corp.	62,533
7,552	Yahoo!, Inc.*	292,036

		20,148,658

Technology Hardware & Equipment – 5.1%
2,678	Amphenol Corp. Class A	179,962
45,460	Apple, Inc.	5,265,177
42,895	Cisco Systems, Inc.	1,296,287
8,120	Corning, Inc.	197,072
573	F5 Networks, Inc.*	82,925
1,120	FLIR Systems, Inc.	40,533
1,069	Harris Corp.	109,540
14,204	Hewlett Packard Enterprise Co.	328,681
14,639	HP, Inc.	217,243
3,102	Juniper Networks, Inc.	87,662
1,362	Motorola Solutions, Inc.	112,896
2,321	NetApp, Inc.	81,862
2,513	Seagate Technology plc	95,921
3,059	TE Connectivity Ltd.	211,927
2,403	Western Digital Corp.	163,284

		8,470,972

Telecommunication Services – 2.6%
52,320	AT&T, Inc.	2,225,170
4,711	CenturyLink, Inc.	112,028
10,443	Frontier Communications Corp.	35,297
2,443	Level 3 Communications, Inc.*	137,687
34,725	Verizon Communications, Inc.	1,853,621

		4,363,803

Transportation – 2.3%
1,032	Alaska Air Group, Inc.	91,569
4,394	American Airlines Group, Inc.	205,156
1,254	C.H. Robinson Worldwide, Inc.	91,868
7,951	CSX Corp.	285,680
6,269	Delta Air Lines, Inc.	308,372
1,520	Expeditors International of Washington, Inc.	80,499
2,081	FedEx Corp.	387,482
731	J.B. Hunt Transport Services, Inc.	70,958
960	Kansas City Southern	81,456
2,476	Norfolk Southern Corp.	267,581
433	Ryder System, Inc.	32,233
5,201	Southwest Airlines Co.	259,218
7,047	Union Pacific Corp.	730,633
2,481	United Continental Holdings, Inc.*	180,815
5,858	United Parcel Service, Inc. Class B	671,561

		3,745,081

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Utilities – 3.2%
5,945	AES Corp.	$69,081
2,026	Alliant Energy Corp.	76,765
2,123	Ameren Corp.	111,373
4,241	American Electric Power Co., Inc.	267,013
1,568	American Water Works Co., Inc.	113,460
3,794	CenterPoint Energy, Inc.	93,484
2,425	CMS Energy Corp.	100,929
2,647	Consolidated Edison, Inc.	195,031
5,311	Dominion Resources, Inc.	406,770
1,553	DTE Energy Co.	152,986
5,844	Duke Energy Corp.	453,611
2,757	Edison International	198,476
1,549	Entergy Corp.	113,805
2,678	Eversource Energy	147,906
7,837	Exelon Corp.	278,135
3,625	FirstEnergy Corp.	112,266
3,965	NextEra Energy, Inc.	473,659
2,848	NiSource, Inc.	63,055
2,677	NRG Energy, Inc.	32,820
4,231	PG&E Corp.	257,118
939	Pinnacle West Capital Corp.	73,270
5,823	PPL Corp.	198,273
4,258	Public Service Enterprise Group, Inc.	186,841
1,246	SCANA Corp.	91,307
2,060	Sempra Energy	207,318
8,424	Southern Co. (The)	414,377
2,751	WEC Energy Group, Inc.	161,346
4,411	Xcel Energy, Inc.	179,528

		5,230,003

TOTAL COMMON STOCKS
(Cost $73,526,696)		$164,344,081

Principal Amount	Interest Rate	Maturity Date	Value
Short-Term Investment – 0.0%(c)(d)
U.S. Government Obligation – 0.0%
U.S. Treasury Bill
$100,000	0.000%	03/02/17	$99,922
(Cost $99,930)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $73,626,626)			$164,444,003

Shares	Distribution Rate		Value
Securities Lending Reinvestment Vehicle(b)(e) – 0.1%
Goldman Sachs Financial Square Government Fund — Institutional Shares
153,725	0.455%		$153,725
(Cost $153,725)

TOTAL INVESTMENTS – 99.4%
(Cost $73,780,351)			$164,597,728

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			953,128

NET ASSETS – 100.0%			$165,550,856

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	10	March 2017	$1,118,100	$(7,123)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stocks – 96.0%
Banks – 3.7%
41,635	Eagle Bancorp, Inc.*	$2,537,653
36,006	First Republic Bank	3,317,593

		5,855,246

Capital Goods – 15.5%
45,432	Fortive Corp.	2,436,518
36,473	Fortune Brands Home & Security, Inc.	1,949,847
15,598	Hubbell, Inc.	1,820,287
12,547	IDEX Corp.	1,129,983
14,047	John Bean Technologies Corp.	1,207,340
10,229	L-3 Communications Holdings, Inc.	1,555,933
30,446	Middleby Corp. (The)*	3,921,749
24,842	Roper Technologies, Inc.	4,548,073
53,469	Sensata Technologies Holding NV*	2,082,618
81,049	Xylem, Inc.	4,013,546

		24,665,894

Consumer Durables & Apparel – 3.3%
52,116	Kate Spade & Co.*	973,006
56,121	Newell Brands, Inc.	2,505,802
8,887	PVH Corp.	801,963
40,271	Under Armour, Inc. Class C*	1,013,621

		5,294,392

Consumer Services – 4.1%
6,620	Chipotle Mexican Grill, Inc.*(a)	2,497,858
19,900	Panera Bread Co. Class A*	4,081,291

		6,579,149

Diversified Financials – 6.7%
16,463	Affiliated Managers Group, Inc.*	2,392,074
60,275	Intercontinental Exchange, Inc.	3,400,715
40,734	Lazard Ltd. Class A	1,673,760
36,894	Northern Trust Corp.	3,285,411

		10,751,960

Energy – 1.5%
13,070	Concho Resources, Inc.*	1,733,082
10,440	Dril-Quip, Inc.*	626,922

		2,360,004

Food & Staples Retailing – 0.8%
39,366	Whole Foods Market, Inc.	1,210,898

Food, Beverage & Tobacco – 6.2%
101,489	Blue Buffalo Pet Products, Inc.*	2,439,796
52,770	Brown-Forman Corp. Class B	2,370,428
16,936	Molson Coors Brewing Co. Class B	1,648,042
42,277	Monster Beverage Corp.*	1,874,562
21,208	TreeHouse Foods, Inc.*	1,531,006

		9,863,834

Health Care Equipment & Services – 4.9%
11,759	C. R. Bard, Inc.	2,641,777
32,605	Edwards Lifesciences Corp.*	3,055,089
11,853	Nevro Corp.*	861,239

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
17,756	VCA, Inc.*	$1,218,949

		7,777,054

Materials – 5.6%
23,986	Ashland Global Holdings, Inc.	2,621,430
26,660	Avery Dennison Corp.	1,872,065
57,492	RPM International, Inc.	3,094,795
2,992	Sherwin-Williams Co. (The)	804,070
25,636	Valvoline, Inc.(a)	551,174

		8,943,534

Media – 1.0%
22,897	Scripps Networks Interactive, Inc. Class A	1,634,159

Pharmaceuticals, Biotechnology & Life Sciences – 8.8%
11,774	Acadia Pharmaceuticals, Inc.*	339,562
51,510	Agilent Technologies, Inc.	2,346,796
28,089	Alkermes plc*	1,561,187
37,407	Exelixis, Inc.*	557,738
5,880	Illumina, Inc.*	752,875
17,802	Incyte Corp.*	1,785,007
7,405	Mettler-Toledo International, Inc.*	3,099,437
8,935	Vertex Pharmaceuticals, Inc.*	658,241
55,482	Zoetis, Inc.	2,969,951

		14,070,794

Real Estate Investment Trusts – 2.0%
9,187	Equinix, Inc.	3,283,526

Retailing – 9.6%
15,479	Advance Auto Parts, Inc.	2,617,809
18,876	Expedia, Inc.	2,138,273
39,103	Five Below, Inc.*	1,562,556
6,080	O’Reilly Automotive, Inc.*	1,692,733
50,893	Ross Stores, Inc.	3,338,581
15,409	Ulta Salon, Cosmetics & Fragrance, Inc.*	3,928,370

		15,278,322

Semiconductors & Semiconductor Equipment – 0.7%
20,509	Qorvo, Inc.*	1,081,439

Software & Services – 15.9%
74,231	Black Knight Financial Services, Inc. Class A*	2,805,932
34,858	Electronic Arts, Inc.*	2,745,416
31,773	Fidelity National Information Services, Inc.	2,403,310
11,379	Fiserv, Inc.*	1,209,360
18,577	FleetCor Technologies, Inc.*	2,629,017
7,594	Gartner, Inc.*	767,526
29,085	Global Payments, Inc.	2,018,790
32,679	Intuit, Inc.	3,745,340
27,957	Match Group, Inc.*(a)	478,065
21,498	Mobileye NV*	819,504
27,551	Red Hat, Inc.*	1,920,305
16,715	ServiceNow, Inc.*	1,242,593

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
19,450	Splunk, Inc.*	$994,867
33,185	Total System Services, Inc.	1,627,060

		25,407,085

Technology Hardware & Equipment – 3.1%
72,813	Amphenol Corp. Class A	4,893,034

Telecommunication Services – 2.6%
36,999	Level 3 Communications, Inc.*	2,085,263
19,745	SBA Communications Corp. Class A*	2,038,869

		4,124,132

TOTAL COMMON STOCKS
(Cost $123,529,971)		$153,074,456

Shares	Distribution Rate	Value
Investment Company(b)(c) – 2.6%
Goldman Sachs Financial Square Government Fund — Institutional Shares
4,209,790	0.455%	$4,209,790
(Cost $4,209,790)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $127,739,761)		$157,284,246

Securities Lending Reinvestment Vehicle(b)(c) – 2.1%
Goldman Sachs Financial Square Government Fund — Institutional Shares
3,236,725	0.455%	$3,236,725
(Cost $3,236,725)

TOTAL INVESTMENTS – 100.7%
(Cost $130,976,486)		$160,520,971

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(1,079,356)

NET ASSETS – 100.0%		$159,441,615

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.
(c)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

December 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Securities – 10.7%
Adjustable Rate FHLMC(a) – 4.3%
$265,102	2.902%	05/01/35	$278,285
118,339	2.821	09/01/35	124,861
269,256	3.292	12/01/36	284,758
888,110	3.305	04/01/37	946,936
668,652	2.809	01/01/38	707,747
577,763	2.965	01/01/38	609,320

			2,951,907

Adjustable Rate FNMA(a) – 3.2%
72,509	2.625	05/01/33	75,070
200,511	2.833	05/01/35	211,571
500,891	2.676	06/01/35	526,515
764,192	2.958	11/01/35	797,423
105,163	2.804	12/01/35	111,031
379,401	3.141	03/01/37	400,243

			2,121,853

Adjustable Rate GNMA(a) – 0.5%
344,459	2.125	04/20/33	354,564

Agency Multi-Family – 2.7%
FNMA
176,190	2.800	03/01/18	177,684
457,995	3.740	05/01/18	467,749
110,000	3.840	05/01/18	112,057
400,000	4.506	06/01/19	405,871
80,027	3.416	10/01/20	83,488
83,428	3.619	12/01/20	88,008
341,564	3.762	12/01/20	359,495
177,804	4.381	06/01/21	192,563

			1,886,915

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $7,315,766)			$7,315,239

Collateralized Mortgage Obligations(a) – 36.4%
Agency Multi-Family – 2.2%
FHLMC Multifamily Structured Pass-Through Certificates Series KF02, Class A1
$269,237	1.136%	07/25/20	$269,163
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A
163,847	1.096	01/25/21	163,618
FHLMC Multifamily Structured Pass-Through Certificates Series KS02, Class A
1,078,587	1.004	08/25/23	1,077,578

			1,510,359

Regular Floater – 34.2%
FHLMC REMIC Series 3049, Class FP
262,633	1.054	10/15/35	260,887
FHLMC REMIC Series 3208, Class FB(b)
165,939	1.104	08/15/36	165,301

Collateralized Mortgage Obligations(a) – (continued)
Regular Floater – (continued)
FHLMC REMIC Series 3208, Class FD(b)
247,249	1.104	08/15/36	247,058
FHLMC REMIC Series 3208, Class FG(b)
995,633	1.104	08/15/36	994,865
FHLMC REMIC Series 3307, Class FT
1,552,949	0.944	07/15/34	1,550,475
FHLMC REMIC Series 3311, Class KF
2,635,711	1.044	05/15/37	2,627,368
FHLMC REMIC Series 3371, Class FA(b)
619,216	1.304	09/15/37	623,530
FHLMC REMIC Series 4174, Class FB
1,240,227	1.004	05/15/39	1,234,903
FHLMC REMIC Series 4320, Class FD
578,614	1.104	07/15/39	577,277
FHLMC REMIC Series 4477, Class FG
1,362,377	0.917	10/15/40	1,349,331
FHLMC REMIC Series 4631, Class GF
2,970,462	1.204	11/15/46	2,961,314
FNMA REMIC Series 2006-82, Class F
372,401	1.326	09/25/36	373,898
FNMA REMIC Series 2006-96, Class FA
842,057	1.056	10/25/36	841,690
FNMA REMIC Series 2007-114, Class A7
400,000	0.956	10/27/37	389,288
FNMA REMIC Series 2007-33, Class HF
144,326	1.106	04/25/37	143,558
FNMA REMIC Series 2007-36, Class F
236,956	0.986	04/25/37	235,055
FNMA REMIC Series 2007-85, Class FC
637,638	1.296	09/25/37	641,549
FNMA REMIC Series 2008-8, Class FB
857,397	1.576	02/25/38	864,648
FNMA REMIC Series 2011-63, Class FG
633,769	1.206	07/25/41	634,310
FNMA REMIC Series 2012-35, Class QF
1,641,812	1.156	04/25/42	1,641,341
FNMA REMIC Series 2016-1, Class FT
1,588,794	1.106	02/25/46	1,565,482
GNMA Series 2005-48, Class AF
799,234	0.939	06/20/35	791,640
GNMA Series 2012-98, Class FA
756,233	1.139	08/20/42	755,556
NCUA Guaranteed Notes Trust Series 2011-R1, Class 1A(b)
1,950,387	1.102	01/08/20	1,951,758

			23,422,082

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $25,010,626)			$24,932,441

Commercial Mortgage-Backed Securities(a) – 0.2%
Agency Multi-Family – 0.2%
FNMA ACES Series 2013-M11, Class FA
$109,983	1.086%	01/25/18	$109,799

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Commercial Mortgage-Backed Securities(a) – (continued)
Regular Floater(b) – 0.0%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4
$2,617	5.889%	07/10/44	$2,613

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $112,984)			$112,412

U.S. Government Agency Security – 1.1%
FHLB
$750,000	0.977%	09/29/17	$751,761
(Cost $750,666)

Asset-Backed Securities(a) – 36.3%
Automobile(b)(c) – 0.8%
Chesapeake Funding II LLC Series 2016-2A, Class A2
$550,000	1.704%	06/15/28	$552,218

Collateralized Loan Obligations – 10.0%
Acis CLO Ltd. Series 2013-2A, Class A(b)(c)
336,191	1.381	10/14/22	335,491
Apidos CLO X Series 2012-10A, Class A(b)(c)
650,000	2.307	10/30/22	650,023
Black Diamond CLO Ltd. Series 2006-1A, Class AD(c)
46,905	1.137	04/29/19	46,887
Brentwood CLO Corp. Series 2006-1A, Class A1A(b)(c)
174,504	1.156	02/01/22	173,835
Brentwood CLO Corp. Series 2006-1A, Class A1B(b)(c)
68,555	1.156	02/01/22	68,292
Callidus Debt Partners CLO Fund VI Ltd. Series 6A, Class A1T(b)(c)
194,612	1.142	10/23/21	193,154
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1(b)(c)
350,000	2.412	04/18/26	348,764
Jamestown CLO III Ltd. Series 2013-3A, Class A1A(b)(c)
1,400,000	2.330	01/15/26	1,400,388
Jamestown CLO VII Ltd. Series 2015-7A, Class A1(b)(c)
1,300,000	2.432	07/25/27	1,300,207
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(b)(c)
300,000	1.810	04/17/25	297,779
OFSI Fund VI Ltd. Series 2014-6A, Class A1(b)(c)
350,000	1.910	03/20/25	346,181
Parallel Ltd. Series 2015-1A, Class A(b)(c)
300,000	2.331	07/20/27	299,703
Sound Point CLO XI Ltd. Series 2016-1A, Class A(b)(c)
700,000	2.531	07/20/28	702,473
Westchester CLO Ltd. Series 2007-1X, Class A1A(b)(d)
269,409	1.111	08/01/22	268,963
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class A1(b)(c)
400,000	2.210	07/16/27	396,166

			6,828,306

Asset-Backed Securities(a) – (continued)
Credit Card – 3.8%
Bank of America Credit Card Trust Series 2014-A1, Class A
1,000,000	1.084	06/15/21	1,002,053
Capital One Multi-Asset Execution Trust Series 2016-A1, Class A1(b)
300,000	1.154	02/15/22	301,099
CARDS II Trust Series 2016-1A, Class A(b)(c)
300,000	1.404	07/15/21	301,117
Evergreen Credit Card Trust Series 2016-1, Class A(b)(c)
500,000	1.424	04/15/20	502,061
Trillium Credit Card Trust II Series 2016-1A, Class A(b)(c)
500,000	1.476	05/26/21	502,332

			2,608,662

Student Loans – 21.7%
Academic Loan Funding Trust Series 2013-1A, Class A(b)(c)
567,766	1.556	12/26/44	563,076
Access Group, Inc. Series 2006-1, Class A2
56,043	1.040	08/25/23	55,907
Access Group, Inc. Series 2015-1, Class A(b)(c)
112,690	1.456	07/25/56	111,368
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
535,230	1.556	02/25/41	511,778
ECMC Group Student Loan Trust Series 2016-1A, Class A(b)(c)
324,964	2.106	07/26/66	324,006
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c)
361,512	1.556	06/25/26	357,795
Educational Funding of the South, Inc. Series 2011-1, Class A2(b)
662,625	1.532	04/25/35	653,522
Educational Services of America, Inc. Series 2010-1, Class A1(b)(c)
809,596	1.732	07/25/23	805,678
Educational Services of America, Inc. Series 2013-1, Class A(b)(c)
105,533	1.326	02/26/29	104,136
Educational Services of America, Inc. Series 2014-1, Class A(b)(c)
321,345	1.456	02/25/39	316,316
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(b)(c)
1,136,217	1.756	02/25/25	1,137,773
GCO Education Loan Funding Trust Series 2006-1, Class A8L
514,602	1.060	05/25/25	508,209
Goal Capital Funding Trust Series 2007-1, Class A3
77,022	1.087	09/25/28	76,517
Higher Education Funding I Series 2005-1, Class A4
57,790	1.070	02/25/30	57,399
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
765,150	1.367	12/01/31	754,109
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2(b)
917,055	1.562	05/20/30	917,899
Navient Student Loan Trust Series 2016-2, Class A1(b)(c)
410,147	1.506	06/25/65	411,475
Navient Student Loan Trust Series 2016-5A, Class A(b)(c)
1,369,668	2.006	06/25/65	1,389,750

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(a) – (continued)
Student Loans – (continued)
Navient Student Loan Trust Series 2016-7A, Class A(b)(c)
$296,407	1.906%	03/25/66	$299,429
Nelnet Student Loan Trust Series 2005-4, Class A3(b)
77,149	1.126	06/22/26	76,789
Nelnet Student Loan Trust Series 2006-2, Class A5(b)
482,635	0.982	01/25/30	480,045
Nelnet Student Loan Trust Series 2013-5A, Class A(b)(c)
109,215	1.386	01/25/37	107,304
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2(b)
463,075	1.796	07/01/24	463,652
Pennsylvania Higher Education Assistance Agency Series 2006-1, Class A3(b)
679,986	1.022	10/25/35	650,801
Scholar Funding Trust Series 2010-A, Class A(b)(c)
282,217	1.640	10/28/41	276,713
Scholar Funding Trust Series 2011-A, Class A(b)(c)
276,574	1.790	10/28/43	267,128
SLM Student Loan Trust Series 2003-12, Class A5(b)(c)
100,658	1.243	09/15/22	100,434
SLM Student Loan Trust Series 2003-14, Class A5(b)
41,459	1.112	01/25/23	41,311
SLM Student Loan Trust Series 2005-9, Class A6(b)
621,179	0.238	10/26/26	621,177
SLM Student Loan Trust Series 2006-2, Class A5(b)
381,554	0.992	07/25/25	380,629
SLM Student Loan Trust Series 2006-4, Class A5(b)
215,777	0.982	10/27/25	215,537
SLM Student Loan Trust Series 2007-1, Class A5(b)
1,023,480	0.972	01/26/26	1,013,566
SLM Student Loan Trust Series 2008-5, Class A4(b)
174,627	2.582	07/25/23	175,593
SLM Student Loan Trust Series 2013-3, Class A2(b)
37,099	1.056	05/26/20	37,006
SLM Student Loan Trust Series 2014-1, Class A2(b)
55,231	1.136	07/26/21	55,223
Utah State Board of Regents Series 2015-1, Class A(b)
519,646	1.356	02/25/43	507,024
Wachovia Student Loan Trust Series 2005-1, Class A5(b)
49,768	1.012	01/26/26	49,260

			14,875,334

TOTAL ASSET-BACKED SECURITIES
(Cost $24,830,436)			$24,864,520

U.S. Treasury Obligations – 8.9%
U.S. Treasury Inflation Indexed Notes (TIPS)
$638,562	0.125%	04/15/17	$640,069
1,166,330	2.625	07/15/17	1,194,695
627,432	0.125	04/15/18	633,367
567,391	0.125	04/15/19	574,705
2,993,467	0.125	04/15/20	3,026,186

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,044,490)			$6,069,022

Shares	Distribution Rate		Value
Investment Company(a)(e) – 4.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
2,927,684	0.455%		$2,927,684
(Cost $2,927,684)

TOTAL INVESTMENTS – 97.9%
(Cost $66,992,652)			$66,973,079

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%			1,420,413

NET ASSETS – 100.0%			$68,393,492

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.
(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $14,989,452, which represents approximately 21.9% of net assets as of December 31, 2016.
(d)	Security has been determined to be illiquid by the Investment Adviser. At December 31, 2016, these securities amounted to $268,963 or approximately 0.4% of net assets.
(e)	Represents an affiliated issuer.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit
TIPS	—Treasury Inflation-Protected Securities

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Eurodollar	1	March 2017	$247,400	$(211)
90 Day Eurodollar	1	June 2017	246,988	(545)
90 Day Eurodollar	1	September 2017	246,613	(831)
90 Day Eurodollar	1	December 2017	246,200	(1,124)
90 Day Eurodollar	1	March 2018	245,900	(1,361)
90 Day Eurodollar	1	June 2018	245,600	(1,580)
U.S. Long Bonds	(8)	March 2017	(1,205,250)	(2,242)
U.S. Ultra Long Treasury Bonds	3	March 2017	480,750	5,642
2 Year U.S. Treasury Notes	(10)	March 2017	(2,166,875)	1,220
5 Year U.S. Treasury Notes	(25)	March 2017	(2,941,602)	7,124
10 Year U.S. Treasury Notes	2	March 2017	248,563	(1,139)
TOTAL				$4,953

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

December 31, 2016

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Assets:
Investments in unaffiliated issuers, at value (cost $107,999,191, $73,277,864, $123,529,971 and $64,064,968)(a)	$108,994,895	$163,685,665	$153,074,456	$64,045,395
Investments in affiliated issuers, at value (cost $289, $348,762, $4,209,790 and $2,927,684)	289	758,338	4,209,790	2,927,684
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	153,725	3,236,725	—
Cash	3,206,305	321,939	2,437,325	1,043,576
Foreign currencies, at value (cost $62,945, $0, $0 and $0)	63,335	—	—	—
Receivables:
Investments sold on an extended-settlement basis	9,073,016	—	—	97,497
Interest and dividends	677,605	210,289	42,502	102,994
Collateral on certain derivative contracts(b)	249,347	—	—	346,000
Fund shares sold	86,811	93,615	32,831	2,405
Reimbursement from investment adviser	20,792	23,675	25,121	21,178
Investments sold	—	624,080	—	—
Foreign tax reclaims	—	553	—	—
Securities lending income	—	444	—	—
Unrealized gain on forward foreign currency exchange contracts	203,031	—	—	—
Variation margin on certain derivative contracts	40,561	—	—	—
Other assets	381	388	390	378
Total assets	122,616,368	165,872,711	163,059,140	68,587,107

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	84,338	—	—	—
Variation margin on certain derivative contracts	—	4,454	—	6,953
Payables:
Forward sale contracts, at value (proceeds received $7,004,414, $0, $0 and $0)	7,100,938	—	—	—
Investments purchased	2,485,901	—	1,299	790
Investments purchased on an extended-settlement basis	2,165,031	—	—	—
Management fees	37,117	29,576	118,417	17,598
Distribution and Service fees and Transfer Agency fees	25,110	38,026	24,121	15,802
Fund shares redeemed	21,581	25,537	145,099	21,181
Payable upon return of securities loaned	—	153,725	3,236,725	—
Accrued expenses	130,077	70,537	91,864	131,291
Total liabilities	12,050,093	321,855	3,617,525	193,615

Net Assets:
Paid-in capital	114,711,916	81,869,888	131,713,848	69,333,633
Undistributed net investment income	627,950	255,499	9,808	68,154
Accumulated net realized loss	(5,799,076)	(7,384,785)	(1,826,526)	(993,675)
Net unrealized gain (loss)	1,025,485	90,810,254	29,544,485	(14,620)
NET ASSETS	$110,566,275	$165,550,856	$159,441,615	$68,393,492
Net Assets:
Institutional	$90,372	$—	$3,517,869	$25,465
Service	110,475,903	165,550,856	155,923,746	66,710,102
Advisor	—	—	—	1,657,925
Total Net Assets	$110,566,275	$165,550,856	$159,441,615	$68,393,492
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	8,519	—	518,607	2,447
Service	10,421,792	11,424,410	23,169,100	6,423,955
Advisor	—	—	—	159,409
Net asset value, offering and redemption price per share:
Institutional	$10.61	$—	$6.78	$10.41
Service	10.60	14.49	6.73	10.38
Advisor	—	—	—	10.40

(a) Includes loaned securities having a market value of $148,712 and $3,167,831 for the Equity Index and Growth Opportunities Funds, respectively.

(b) Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Swaps
Core Fixed Income	$110,000	$—	$139,347
High Quality Floating Rate	—	346,000	—

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2016

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Investment income:
Interest	$3,016,630	$380	$—	$971,668
Dividends — unaffiliated issuers (net of foreign taxes withheld of $0, $415, $0 and $0)	—	3,603,005	1,113,038	—
Dividends — affiliated issuers	2,143	8,978	2,126	8,958
Securities lending income — affiliated issuer	—	444	—	—
Total investment income	3,018,773	3,612,807	1,115,164	980,626

Expenses:
Management fees	443,959	488,899	1,637,779	276,158
Distribution and Service fees(a)	277,375	407,417	406,360	175,247
Professional fees	119,026	79,474	80,271	117,159
Custody, accounting and administrative services	73,897	53,812	50,052	51,943
Printing and mailing costs	48,325	87,046	61,608	63,388
Transfer Agency fees(a)	22,195	32,590	32,753	13,805
Trustee fees	17,436	15,302	15,533	15,361
Other	2,655	18,540	7,836	5,077
Total expenses	1,004,868	1,183,080	2,292,192	718,138
Less — expense reductions	(261,428)	(394,931)	(572,451)	(269,767)
Net expenses	743,440	788,149	1,719,741	448,371
NET INVESTMENT INCOME (LOSS)	2,275,333	2,824,658	(604,577)	532,255

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commissions recaptured of, $0, $0, $5,982 and $0)	558,733	9,477,446	(776,503)	133,078
Investments — affiliated issuer	—	26,420	—	—
Futures contracts	(61,097)	121,616	—	(74,960)
Swap contracts	84,475	—	—	—
Forward foreign currency exchange contracts	(260,940)	—	—	—
Foreign currency transactions	20,006	—	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	25,425	4,971,709	3,723,297	129,909
Investments — affiliated issuers	—	156,963	—	—
Futures contracts	109,453	(6,229)	—	(6,302)
Swap contracts	(82,053)	—	—	—
Forward foreign currency exchange contracts	144,560	—	—	—
Foreign currency translation	548	—	—	—
Net realized and unrealized gain	539,110	14,747,925	2,946,794	181,725
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,814,443	$17,572,583	$2,342,217	$713,980

(a) Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Service	Advisor	Institutional	Service	Advisor
Core Fixed Income	$277,375	N/A	$7	$22,188	N/A
Equity Index	407,417	N/A	N/A	32,590	N/A
Growth Opportunities	406,360	N/A	247	32,506	N/A
High Quality Floating Rate	168,015	$7,232	4	13,440	$361

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund		Equity Index Fund
	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

From operations:
Net investment income (loss)	$2,275,333	$2,333,850	$2,824,658	$3,882,193
Net realized gain (loss)	341,177	824,785	9,625,482	9,868,912
Net change in unrealized gain (loss)	197,933	(2,799,901)	5,122,443	(11,884,918)
Net increase (decrease) in net assets resulting from operations	2,814,443	358,734	17,572,583	1,866,187

Distributions to shareholders:
From net investment income
Institutional Shares	(712)	(693)	—	—
Service Shares	(2,237,128)	(2,475,317)	(3,549,296)	(3,127,567)
Advisor Shares	—	—	—	—
From net realized gains
Institutional Shares	—	—	—	—
Service Shares	—	—	(7,414,419)	(9,730,333)
Total distributions to shareholders	(2,237,840)	(2,476,010)	(10,963,715)	(12,857,900)

From share transactions:
Proceeds from sales of shares	18,825,312	17,192,161	3,310,921	3,490,618
Reinvestment of distributions	2,237,840	2,476,010	10,963,715	12,857,900
Cost of shares redeemed	(16,023,575)	(19,689,934)	(24,627,725)	(26,070,660)
Net increase (decrease) in net assets resulting from share transactions	5,039,577	(21,763)	(10,353,089)	(9,722,142)
TOTAL INCREASE (DECREASE)	5,616,180	(2,139,039)	(3,744,221)	(20,713,855)

Net assets:

Beginning of year	104,950,095	107,089,134	169,295,077	190,008,932
End of year	$110,566,275	$104,950,095	$165,550,856	$169,295,077
Undistributed net investment income	$627,950	$420,445	$255,499	$995,608

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Growth Opportunities Fund		High Quality Floating Rate Fund
For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

$(604,577)	$(682,142)	$532,255	$202,867
(776,503)	13,086,912	58,118	(91,487)
3,723,297	(22,032,924)	123,607	(424,808)
2,342,217	(9,628,154)	713,980	(313,428)

—	—	(314)	(176)
—	—	(665,766)	(316,783)
—	—	(15,910)	(3,093)

(23,519)	(2,613)	—	—
(1,048,654)	(14,040,255)	—	—
(1,072,173)	(14,042,868)	(681,990)	(320,052)

18,099,066	9,813,897	9,233,882	8,890,822
1,072,173	14,042,868	681,989	320,052
(29,684,783)	(33,053,396)	(12,519,662)	(12,538,797)
(10,513,544)	(9,196,631)	(2,603,791)	(3,327,923)
(9,243,500)	(32,867,653)	(2,571,801)	(3,961,403)

168,685,115	201,552,768	70,965,293	74,926,696
$159,441,615	$168,685,115	$68,393,492	$70,965,293
$9,808	$16,914	$68,154	$61,441

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS VARIABLE INSURANCE CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment lncome	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	$10.53	$0.24	$0.08	$0.32	$(0.24)	$10.61	2.98%	$90	0.43%		0.65%		2.28%		329%
2016 - Service	10.53	0.22	0.07	0.29	(0.22)	10.60	2.70	110,476	0.67		0.91		2.05		329
2015 - Institutional	10.75	0.27	(0.20)	0.07	(0.29)	10.53	0.60	26	0.42		0.74		2.53		376
2015 - Service	10.76	0.24	(0.21)	0.03	(0.26)	10.53	0.27	104,924	0.67		0.99		2.27		376
2014 - Institutional	10.48	0.25	0.34	0.59	(0.32)	10.75	5.68	26	0.44		0.65		2.31		353
2014 - Service	10.47	0.22	0.36	0.58	(0.29)	10.76	5.61	107,063	0.68		0.91		2.06		353
2013 - Institutional (Commenced April 30, 2013)	10.91	0.15	(0.38)	(0.23)	(0.20)	10.48	(2.13)	24	0.43	(d)	0.69	(d)	2.10	(d)	557
2013 - Service	10.88	0.20	(0.35)	(0.15)	(0.26)	10.47	(1.35)	116,530	0.67		0.89		1.88		557
2012 - Service	10.43	0.17	0.52	0.69	(0.24)	10.88	6.70	135,436	0.67		0.83		1.57		727

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	58

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment Income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Service	$13.91	$0.25	$1.35	$1.60	$(0.33)	$(0.69)	$(1.02)	$14.49	11.41%	$165,551	0.48%	0.73%	1.73%	3%
2015 - Service	14.91	0.32	(0.18)	0.14	(0.28)	(0.86)	(1.14)	13.91	0.94	169,295	0.48	0.70	2.15	4
2014 - Service	13.68	0.22	1.58	1.80	(0.25)	(0.32)	(0.57)	14.91	13.22	190,009	0.49	0.71	1.55	2
2013 - Service	10.54	0.20	3.15	3.35	(0.21)	—	(0.21)	13.68	31.83	193,899	0.49	0.73	1.61	3
2012 - Service	9.29	0.19	1.26	1.45	(0.20)	—	(0.20)	10.54	15.50	167,811	0.48	0.72	1.82	3

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
	Net asset value, beginning of year	Net investment loss(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	$6.71	$(0.02)		$0.14	$0.12	$(0.05)	$6.78	1.71%	$3,518	0.89%		1.16%		(0.26)%		63%
2016 - Service	6.68	(0.02)		0.12	0.10	(0.05)	6.73	1.42	155,924	1.05		1.40		(0.37)		63
2015 - Institutional	7.72	(0.01)		(0.39)	(0.40)	(0.61)	6.71	(5.20)	32	0.93		1.14		(0.19)		57
2015 - Service	7.69	(0.03)		(0.37)	(0.40)	(0.61)	6.68	(5.20)	168,653	1.09		1.40		(0.36)		57
2014 - Institutional	8.59	(0.02)		0.94	0.92	(1.79)	7.72	11.32	33	1.01		1.15		(0.24)		62
2014 - Service	8.58	(0.03)		0.93	0.90	(1.79)	7.69	11.10	201,519	1.17		1.39		(0.39)		62
2013 - Institutional (Commenced April 30, 2013)	7.66	(0.02)		1.52	1.50	(0.57)	8.59	19.73	30	1.00	(d)	1.16	(d)	(0.27	)(d)	42
2013 - Service	6.93	(0.04)		2.26	2.22	(0.57)	8.58	32.20	201,872	1.16		1.39		(0.47)		42
2012 - Service	6.34	(0.02	)(e)	1.25	1.23	(0.64)	6.93	19.37	171,870	1.15		1.39		(0.26	)(e)	46

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.18% of average net assets.

The accompanying notes are an integral part of these financial statements.	60

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized loss	Total distributions		Net asset value, end of year	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	$10.40	$0.11		$0.03	$0.14	$(0.13)	$—	$(0.13)		$10.41	1.35%	$25	0.39%		0.78%		1.03%		47%
2016 - Service	10.38	0.08		0.02	0.10	(0.10)	—	(0.10)		10.38	1.00	66,710	0.65		1.04		0.77		47
2016 - Advisor	10.40	0.06		0.03	0.09	(0.09)	—	(0.09)		10.40	0.96	1,658	0.80		1.18		0.62		47
2015 - Institutional	10.49	0.06		(0.08)	(0.02)	(0.07)	—	(0.07)		10.40	(0.16)	25	0.38		0.81		0.54		14
2015 - Service	10.47	0.03		(0.07)	(0.04)	(0.05)	—	(0.05)		10.38	(0.42)	69,625	0.64		1.05		0.28		14
2015 - Advisor	10.49	0.01		(0.06)	(0.05)	(0.04)	—	(0.04)		10.40	(0.57)	1,315	0.78		1.25		0.12		14
2014 - Institutional	10.51	0.05		(0.03)	0.02	(0.04)	—	(0.04)		10.49	0.17	25	0.40		0.70		0.51		17
2014 - Service	10.51	0.03		(0.04)	(0.01)	(0.03)	—	(0.03)		10.47	(0.09)	74,892	0.66		0.96		0.25		17
2014 - Advisor (Commenced October 15, 2014)	10.51	—	(d)	(0.02)	(0.02)	—	—	—		10.49	(0.10)*	10	0.77	(e)	1.13	(e)	0.15	(e)	17
2013 - Institutional (Commenced April 30, 2013)	10.56	0.02		0.03	0.05	(0.04)	(0.06)	(0.10	)(f)	10.51	0.50	25	0.40	(e)	0.86	(e)	0.25	(e)	467
2013 - Service	10.58	0.01		0.03	0.04	(0.05)	(0.06)	(0.11	)(f)	10.51	0.40	78,142	0.70		1.10		0.08		467
2012 - Service	10.70	0.04		0.25	0.29	(0.08)	(0.33)	(0.41)		10.58	2.78	68,893	0.79		1.06		0.36		1045

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Included a distribution from capital of less than $0.01 per share.
*	Represents cumulative total returns

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

December 31, 2016

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
High Quality Floating Rate	Institutional, Service and Advisor	Diversified
Core Fixed Income and Growth Opportunities	Institutional and Service	Diversified
Equity Index	Service	Diversified

Shares of the Trust are offered to a separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and High Quality Floating Rate	Quarterly	Annually
Equity Index and Growth Opportunities	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2016

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. With the exception of treasury securities of G8 countries (not held in money market funds that utilize amortized cost as a valuation methodology), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iii. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions,

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2016

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Option — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2016:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Bonds	$—	$38,065,136	$—
Mortgage-Backed Securities	—	29,368,049	—
Collateralized Mortgage Obligations	—	2,603,437	—
Commercial Mortgage-Backed Securities	—	1,721,757	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	19,147,649	2,748,483	—
Asset-Backed Securities	—	10,176,254	—
Foreign Government Securities	—	4,073,424	—
Supranational	—	198,476
Municipal Debt Obligations	—	892,230	—
Investment Company	289	—	—
Total	$19,147,938	$89,847,246	$—
Liabilities
Fixed Income
Mortgage-Backed Securities — Forward Sales Contracts	$—	$(7,100,938)	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2016

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$203,031	$—
Futures Contracts	87,249	—	—
Interest Rate Swap Contracts	—	34,432	—
Total	$87,249	$237,463	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(84,338)	$—
Futures Contracts	(17,181)	—	—
Credit Default Swap Contract	—	(1,927)	—
Interest Rate Swap Contracts	—	(95,901)	—
Total	$(17,181)	$(182,166)	$—

EQUITY INDEX
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$164,344,081	$—	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	99,922	—	—
Securities Lending Reinvestment Vehicle	153,725	—	—
Total	$164,597,728	$—	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(7,123)	$—	$—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$153,074,456	$—	$—
Investment Company	4,209,790	—	—
Securities Lending Reinvestment Vehicle	3,236,725	—	—
Total	$160,520,971	$—	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH QUALITY FLOATING RATE
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	$6,069,022	$751,761	$—
Mortgage-Backed Securities	—	7,315,239	—
Collateralized Mortgage Obligations	—	24,932,441	—
Commercial Mortgage-Backed Securities	—	112,412	—
Asset-Backed Securities	—	24,864,520	—
Investment Company	2,927,684	—	—
Total	$8,996,706	$57,976,373	$—

Derivative Type
Assets(a)
Futures Contracts	$13,986	$—	$—
Liabilities(a)
Futures Contracts	$(9,033)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedules of Investments.

4.  INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of December 31, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on certain derivative contracts	$121,681	(a)	Variation margin on certain derivative contracts	$(113,082	)(a)
Credit	—	—		Variation margin on certain derivative contracts	(1,927	)(a)
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	203,031		Payable for unrealized loss on forward foreign currency exchange contracts	(84,338)
Total		$324,712			$(199,347)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2016

4.  INVESTMENTS IN DERIVATIVES (continued)

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	—	$—	Variation margin on certain derivative contracts	$(7,123)
High Quality Floating Rate	Interest Rate	Variation margin on certain derivative contracts	13,986	Variation margin on certain derivative contracts	(9,033)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2016 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$93,313	$29,327	139
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(74,652)	(1,927)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(260,940)	144,560	228
Total		$(242,279)	$171,960	368

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2016.

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” in the Statements of Operations:

Fund	Risk	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity Index	Equity	$121,616	$(6,229)	10
High Quality Floating Rate	Interest Rate	(74,960)	(6,302)	53

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2016.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.40%
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00	0.87	*
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.30	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least April 29, 2017 and prior to such date GSAM may not terminate the arrangements without approval of the Trustees.

The Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended December 31, 2016, GSAM waived $1,172, $952 and $5,289 of the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds’ management fees, respectively.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2016, GSAM agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through April 29, 2017 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees:

Management Rate
Fund	$0-$400 million	Over $400 million	Effective Rate
Equity Index	0.21%	0.20%	0.21%

As authorized by the Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) which serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the fiscal year ended December 31, 2016.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.40% of the Fund’s average daily net assets attributable to Service and Advisor Shares, respectively. For the fiscal year ended December 31, 2016 for the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 29, 2017, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2016

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional, Service and Advisor Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Core Fixed Income, Equity Index, Growth Opportunities and High Quality Floating Rate Funds are 0.004%, 0.004%, 0.004% and 0.074%, respectively. These Other Expense limitations will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income	$1,172	$—	$3,364	$256,892	$261,428
Equity Index	146,669	—	607	247,655	394,931
Growth Opportunities	213,863	146,289	3,551	208,748	572,451
High Quality Floating Rate	67,424	—	504	201,839	269,767

E.  Line of Credit Facility — As of December 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2016, the Funds did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The following table provides information about the investment in shares of issuers of which a Fund is an affiliate as of and for the fiscal year ended December 31, 2016:

Fund	Name of Affiliated Issuer	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income
Equity Index	Goldman Sachs Group, Inc. (The)	$669,374	$—	$(94,419)	$26,420	$156,963	$758,338	$8,978

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2016:

Fund	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016	Dividend Income
Core Fixed Income	$—	$28,997,569	$(28,997,280)	$289	$2,143
Growth Opportunities	—	15,150,568	(10,940,778)	4,209,790	2,126
High Quality Floating Rate	10,347,519	25,242,743	(32,662,578)	2,927,684	8,958

As of December 31, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 30% and 100% of the Institutional Class Shares of the Core Fixed Income and High Quality Floating Rate Funds, respectively.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2016 were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$365,492,296	$21,080,596	$373,703,682	$23,025,494
Equity Index	—	4,978,781	—	23,393,475
Growth Opportunities	—	100,831,871	—	115,129,630
High Quality Floating Rate	21,961,500	13,166,696	16,382,627	12,917,817

7.    SECURITIES LENDING

The Growth Opportunities Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Equity Index Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2016

7.    SECURITIES LENDING (continued)

overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Equity Index and Growth Opportunities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. Prior to September 30, 2016, the cash collateral had been invested in the Goldman Sachs Financial Square Money Market Fund. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral is at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2016 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

The Funds, GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2016 are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended December 31, 2016
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of December 31, 2016
Equity Index	$52	$157	$19,950

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2016:

Fund	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016
Equity Index	$—	$584,350	$(430,625)	$153,725
Growth Opportunities	—	8,792,475	(5,555,750)	3,236,725

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Distributions paid from:
Ordinary income	$2,237,840	$3,613,751	$—	$681,990
Net long-term capital gains	—	7,349,964	1,072,082	—
Total taxable distributions	2,237,840	$10,963,715	$1,072,082	$681,990

The tax character of distributions paid during the fiscal year ended December 31, 2015, was as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Distributions paid from:
Ordinary income	$2,476,010	$3,239,306	$80,573	$320,052
Net long-term capital gains	—	9,618,594	13,962,295	—
Total taxable distributions	$2,476,010	$12,857,900	$14,042,868	$320,052

As of December 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Undistributed ordinary income — net	$745,995	$202,574	$—	$68,154
Undistributed long-term capital gains	—	1,168,307	—	—
Total undistributed earnings	$745,995	$1,370,881	$—	$68,154
Capital loss carryforwards:
Expiring 2018(1)	(4,214,815)	—	—	—
Perpetual short-term	—	—	(249,583)	(206,576)
Perpetual long-term	—	—	—	(756,229)
Total capital loss carryforwards	$(4,214,815)	$—	$(249,583)	$(962,805)
Timing differences ( § 857 (b)(9) deferred dividend, post October loss deferral, qualified late year loss and straddle loss deferrals)	(1,488,198)	2,338	(711,289)	(25,918)
Unrealized gains (losses) — net	811,377	82,918,192	28,688,639	(19,572)
Total accumulated gains (losses) — net	(4,145,641)	84,291,411	27,727,767	(940,141)

(1)	Expiration occurs on December 31 of the year indicated. The Core Fixed Income Fund utilized $538,600 of capital losses in the current fiscal year.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2016

8.    TAX INFORMATION (continued)

As of December 31, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Tax cost	$108,024,483	$81,679,536	$131,832,332	$66,992,651
Gross unrealized gain	2,190,613	93,299,967	32,223,486	291,268
Gross unrealized loss	(1,219,912)	(10,381,775)	(3,534,847)	(310,840)
Net unrealized security gain (loss)	$970,701	$82,918,192	$28,688,639	$(19,572)
Net unrealized loss on other investments	(159,324)	—	—	—
Net unrealized gain (loss)	$811,377	$82,918,192	$28,688,639	$(19,572)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of underlying fund investments, real estate investment trust investments, securities on loan and swaps.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from net operating losses, underlying fund investments, and differences in the tax treatment of foreign currency transactions, inflation protected securities, paydown gains and losses, swaps and real estate investment trust investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Core Fixed Income	$—	$(170,012)	$170,012
Equity Index	(149,646)	165,117	(15,471)
Growth Opportunities	(604,668)	7,197	597,471
High Quality Floating Rate	—	(156,448)	156,448

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

9.    OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2016

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	6,000	$64,838	—	$—
Reinvestment of distributions	66	712	65	693
Shares redeemed	(18)	(188)	—	—
	6,048	65,362	65	693
Service Shares
Shares sold	1,743,245	18,760,474	1,613,636	17,192,161
Reinvestment of distributions	206,845	2,237,128	232,121	2,475,317
Shares redeemed	(1,488,768)	(16,023,387)	(1,839,915)	(19,689,934)
	461,322	4,974,215	5,842	(22,456)
NET INCREASE (DECREASE)	467,370	$5,039,577	5,907	$(21,763)

	Equity Index Fund
	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	232,981	$3,310,921	231,558	$3,490,618
Reinvestment of distributions	750,425	10,963,715	925,695	12,857,900
Shares redeemed	(1,727,994)	(24,627,725)	(1,733,704)	(26,070,660)
NET DECREASE	(744,588)	$(10,353,089)	(576,451)	$(9,722,142)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Opportunities Fund
	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	524,410	$3,733,669	—	$—
Reinvestment of distributions	3,423	23,519	392	2,613
Shares redeemed	(13,935)	(95,699)	—	—
	513,898	3,661,489	392	2,613
Service Shares
Shares sold	2,139,566	14,365,397	1,275,515	9,813,897
Reinvestment of distributions	153,762	1,048,654	2,117,685	14,040,255
Shares redeemed	(4,384,503)	(29,589,084)	(4,322,894)	(33,053,396)
	(2,091,175)	(14,175,033)	(929,694)	(9,199,244)
NET DECREASE	(1,577,277)	$(10,513,544)	(929,302)	$(9,196,631)

	High Quality Floating Rate Fund
	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars
Institutional Shares
Reinvestment of distributions	31	$314	17	$176
	31	314	17	176
Service Shares
Shares sold	615,563	6,386,630	591,898	6,176,818
Reinvestment of distributions	64,247	665,765	30,398	316,783
Shares redeemed	(963,897)	(9,999,019)	(1,067,471)	(11,135,815)
	(284,087)	(2,946,624)	(445,175)	(4,642,214)
Advisor Shares
Shares sold	274,402	2,847,252	259,411	2,714,004
Reinvestment of distributions	1,533	15,910	296	3,093
Shares redeemed	(243,055)	(2,520,643)	(134,130)	(1,402,982)
	32,880	342,519	125,577	1,314,115
NET DECREASE	(251,176)	$(2,603,791)	(319,581)	$(3,327,923)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Goldman Sachs Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Core Fixed Income Fund, the Goldman Sachs Equity Index Fund, the Goldman Sachs Growth Opportunities Fund, and the Goldman Sachs High Quality Floating Rate Fund (collectively the “Funds”), funds of the Goldman Sachs Variable Insurance Trust, as of December 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended December 31, 2016 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund			Equity Index Fund			Growth Opportunities Fund			High Quality Floating Rate Fund
Share Class	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expenses Paid for the 6 Months Ended 12/31/16*	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expenses Paid for the 6 Months Ended 12/31/16*	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expenses Paid for the 6 Months Ended 12/31/16*	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expenses Paid for the 6 Months Ended 12/31/16*
Institutional
Actual	$1,000	$981.30	$2.19	N/A	N/A	N/A	$1,000	$993.40	$4.46	$1,000	$1,010.50	$1.97
Hypothetical 5% return	1,000	1,022.92+	2.24	N/A	N/A	N/A	1,000	1,020.66+	4.52	1,000	1,023.18+	1.98
Service
Actual	1,000	979.80	3.33	$1,000	$1,075.80	$2.50	1,000	991.90	5.26	1,000	1,008.30	3.28
Hypothetical 5% return	1,000	1,021.77+	3.40	1,000	1,022.72+	2.44	1,000	1,019.86+	5.33	1,000	1,021.87+	3.30
Advisor
Actual	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,000	1,008.40	4.04
Hypothetical 5% return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,000	1,021.11+	4.06

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service	Advisor
Core Fixed Income	0.44%	0.67%	N/A
Equity Index	N/A	0.48	N/A
Growth Opportunities	0.89	1.05	N/A
High Quality Floating Rate	0.39	0.65	0.80%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the Board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the fiscal year ended December 31, 2016, 100% of the dividends paid from net investment company taxable income by the Equity Index Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Equity Index and Growth Opportunities Funds designate $7,349,964 and $1,072,082 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2016.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2017 Goldman Sachs. All rights reserved.

VITMLTIAR-17/81021-TMPL-02/2017-468823

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Small Cap Equity Insights Fund

Annual Report

December 31, 2016

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 23.13% and 22.92%, respectively. These returns compare to the 21.24% average annual total return of the Fund’s benchmark, the Russell 2000® Index (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 11.93% during the Reporting Period, despite a global rout at the start of the year, unexpected political events both domestically and abroad and a Federal Reserve (“Fed”) interest rate hike.

As the Reporting Period began in January 2016, U.S. equities were embroiled in a global rout, triggered by investor concerns about an intensifying economic slowdown in China and exacerbated by an oil price plunge. Following a December 2015 interest rate hike, the January 2016 Fed statement acknowledged these external risks and tightening financial conditions. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were also supported by stronger economic data, rallying as fourth quarter 2015 U.S. Gross Domestic Product (“GDP”) came in above consensus expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two interest rate hikes in 2016, down from four. Along with receding global economic concerns, this helped to drive a recovery in U.S. equities. Released in March 2016, February 2016 unemployment data came in ahead of market consensus, with unemployment steady at 4.9% in spite of higher participation rates and declining underemployment.

Following the rebound in March 2016, market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated. U.S. equities fell near the end of the month as investors were disappointed by a lack of additional stimulus from the Bank of Japan and by a weaker than consensus expected first quarter U.S. GDP growth rate of 0.5%. Weaker than expected May 2016 payroll data drove expectations for a Fed interest rate hike in June 2016 temporarily lower, but subsequent hawkish Fed minutes revived market expectations. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) The Fed ultimately held interest rates steady in June 2016 and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. Markets were otherwise dominated in June 2016 by the U.K. referendum on membership in the European Union, popularly known as Brexit. U.S. equities sold off in the global risk-off, or heightened risk averse, sentiment in June 2016 following the surprise “leave” result. Markets rebounded in the latter days of the month owing to improving risk sentiment as markets digested the Brexit vote outcome and on dovish remarks from Bank of England Governor Carney.

In July 2016, U.S. equities were buoyed by strong economic data and corporate earnings, despite increased uncertainty post-Brexit. In her August 2016 Jackson Hole speech, Fed Chair Janet Yellen acknowledged the case for an interest rate hike had strengthened in the then-recent months. Along with strong labor market data and other hawkish comments from the Fed, this significantly increased the market-implied probability of an interest rate hike by year-end 2016, causing U.S. equities to sell off. In early September 2016, equities fell as the European Central Bank disappointed markets with its lack of commitment to extend quantitative easing. However, there was a subsequent rebound following the Fed’s decision in September 2016 to leave interest rates unchanged.

In October 2016, a combination of hawkish Fed commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike. U.S. GDP increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus expectations and the strongest growth rate in two years. Following the unexpected victory of Donald Trump in the November 2016 U.S. elections, U.S. equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of Mr. Trump’s fiscal stimulus plan. The Fed raised rates 0.25% in December 2016, for the first time in a year but as had

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

largely been anticipated, and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement.

For the Reporting Period overall, energy, telecommunication services and financials were the best performing sectors in the S&P 500® Index by a wide margin. Industrials, materials, utilities and information technology also posted double-digit gains that outpaced the S&P 500® Index during the Reporting Period. The weakest performing sectors in the S&P 500® Index were real estate and health care, the only two to post negative absolute returns, followed by consumer staples and consumer discretionary, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, small-cap stocks, as measured by the Russell 2000® Index, performed best, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then, large-cap stocks, as measured by the Russell 1000® Index. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund outperformed the Russell Index on a relative basis. Stock selection driven by our quantitative model and three of its six investment themes contributed positively to relative returns.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our six investment themes contributed positively to the Fund’s relative performance. The Valuation, Sentiment and Quality themes contributed most positively to relative performance. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme assesses both firm and financial quality.

The Fund’s Momentum theme detracted most from the Fund’s relative performance, followed by Management. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Management theme assesses the characteristics, policies and strategic decisions of company management.

The Profitability theme had a rather neutral effect on the Fund’s relative performance during the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Security selection in the information technology, industrials and financials sectors contributed most positively to the Fund’s relative returns. Stock selection in energy and materials detracted most from the Fund’s results relative to the Russell Index during the Reporting Period. Having overweight positions in energy and consumer discretionary relative to the Russell Index also detracted.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in commercial printer Quad/Graphics, utilities company Talen Energy and pawn shop owner and operator EZCorp. We chose to overweight Quad/Graphics because of our positive views on Quality and Value. Our positive views on Value and Quality led us to overweight Talen Energy. The Fund exited its position in Talen Energy by the end of the Reporting Period. The Fund was overweight EZCorp due to our positive view on Quality.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in life sciences company Myriad Genetics, supercomputer manufacturer Cray and pharmaceutical products manufacturer Impax Laboratories. The Fund was overweight Myriad Genetics due to our positive views on Momentum and Value. Our positive views on Momentum and Profitability led us to overweight Cray. The Fund exited its position in Cray by the end of the Reporting Period. We chose to overweight Impax Laboratories because of our positive views on Sentiment and Value.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have a material impact on the Fund’s performance during the Reporting Period.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we enhanced the Profitability theme for stocks within developed markets by introducing a factor that evaluates the geographic exposure of companies by tracking the physical locations of their branches, outlets and subsidiaries. We believe that a company with a footprint in growing parts of the world is better positioned relative to a company with a footprint in contracting parts. We are able to estimate this factor for more than 5,500 companies globally, which have more than one million subsidiaries spread across more than 47,000 cities in more than 200 countries. This extends our analysis of a company’s global footprint, which has focused historically on their revenue mix across markets.

In the U.S. investment region, we enhanced the Momentum theme by introducing a signal that evaluates linkages embedded within companies’ web pages. Embedded linkages are effective indicators of the similarity of the underlying businesses of companies across a variety of sectors, such as retail, media, hospitality, software, banks, airlines, etc.

We have undertaken research of various Environment, Social and Governance (“ESG”) metrics and their ability to forecast returns. We have enhanced our models with the following ESG related metrics:

∎	Within the Quality theme in the U.S. and Europe investment regions, we have introduced an environmental impact factor. The factor measures the amount of environmental resources consumed to produce a unit of output for more than 2,000 companies. This factor helps to strategically tilt towards companies with a favorable environmental profile.

∎	Within the Momentum theme in the U.S. investment region, we have introduced the ESG topic signal. We use natural language processing techniques to read through more than 24,000 articles, collected since 1999, on Corporate Social Responsibility (“CSR”) activities to identify economic linkages among more than 1,000 companies. The signal aims to identify companies linked to each other by such common CSR themes and can dynamically adjust our positions accordingly.

In the fourth quarter of 2016, we made a number of enhancements across a variety of investment themes. We made two enhancements to our Momentum theme. For U.S. investments, we now analyze corporate press-releases pulled directly from news wires to quickly identify new themes to which a company may be exposed. Leveraging natural language processing technology, we search for key words or phrases within the text of each press-release that may alert us to new trends affecting certain groups of companies. We then track performance of those companies to gauge, and capitalize on, momentum in these various thematic trends. Another way we seek to quantify the relationship between seemingly disparate companies is by exploring how frequently any two companies are mentioned together in the same news article. We recently extended coverage of this trend signal to now include

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Japanese language news articles covering companies in Japan. We have created a repository of 1.4 billion news articles over the last five years with which we analyze about 2,000 stocks in Japan, including news articles written in Japanese.

We made an enhancement to our Sentiment theme in all regions by introducing a signal which focuses on measuring the amount of praise offered by analysts during company earnings calls. We analyze thousands of earnings call transcripts using natural language processing. By focusing on a key set of congratulatory words, we can measure the number of analysts issuing praise and gain a comprehensive view of investor sentiment about a company’s most recent quarterly earnings.

In the U.S. investment region, we introduced a signal within our Profitability theme that looks at credit card spending patterns as a real-time indicator of corporate profitability. Rather than waiting for quarterly earnings announcements, we evaluate over 74 billion credit card transactions which we use to link real-time consumer spending patterns to underlying companies.

Finally, we seek to identify strong management teams among Japanese companies through employee feedback data. We use natural language processing to analyze Japanese language employee comments on over 2,000 stocks in Japan. We link employee opinions to 50 topics which aim to identify companies that we believe have superior corporate culture.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2016, the Fund was overweight the consumer discretionary, industrials and materials sectors relative to the Russell Index. The Fund was underweight financials, consumer staples, information technology and real estate and was rather neutrally weighted in utilities, energy, telecommunication services and health care compared to the benchmark index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

On February 5, 2016, Ron Hua, Chief Investment Officer of Equity Alpha Strategies for the Quantitative Investment Strategies (“QIS”) Team, announced his intention to retire from Goldman Sachs Asset Management, L.P. (“GSAM”). As such, effective that date, Mr. Hua no longer had portfolio management responsibility for the Fund.

Ron’s responsibilities were assumed by Armen Avanessians, Managing Director and Chief Investment Officer of GSAM’s QIS Team. The senior portfolio management team for the Fund remained Osman Ali, Len Ioffe and Dennis Walsh, each a Managing Director. Dennis Walsh continues to head research and portfolio management for the Fund. Len Ioffe continues to head portfolio implementation, and Osman Ali continues to head client strategy. Armen Avanessians continues to oversee all QIS strategies globally. Gary Chropuvka, Managing Director, continues to head QIS client strategy efforts globally.

As always, the QIS platform is organized into a series of specialist portfolio management teams that focus on generating and implementing investment ideas within their area of expertise. Investment decisions are made by these portfolio management teams, rather than by one portfolio manager or committee. Ultimate accountability for the Fund resides with the senior portfolio managers dedicated to each Team strategy, who oversee their respective research, portfolio management and implementation processes.

QIS employs a globally integrated team of more than 100 professionals, with an additional 85-plus professionals dedicated to trading, information technology and development of analytical tools.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Index Definitions

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in an index.

5

FUND BASICS

Small Cap Equity Insights Fund

as of December 31, 2016

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	23.13%	14.54%	6.16%	6.93%	2/13/98
Service	22.92	14.26	N/A	7.71	8/31/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.81%	0.99%
Service	1.06	1.24

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/163,4

Holding	% of Net Assets	Line of Business
Prosperity Bancshares, Inc.	0.9%	Banks
Curtiss-Wright Corp.	0.8	Capital Goods
Hawaiian Holdings, Inc.	0.8	Transportation
Evercore Partners, Inc. Class A	0.8	Diversified Financials
First Industrial Realty Trust, Inc. (REIT)	0.8	Real Estate
Washington Federal, Inc.	0.8	Banks
American Equity Investment Life Holding Co.	0.8	Insurance
First Midwest Bancorp, Inc.	0.8	Banks
Benchmark Electronics, Inc.	0.8	Technology Hardware & Equipment
Southwest Gas Corp.	0.8	Utilities

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]	The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a securities lending reinvestment vehicle) which represents 0.8% of the Fund’s net assets as of 12/31/2016.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS5

As of December 31, 2016

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.8% of the Fund’s net assets at December 31, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $10,000 investment made on January 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	23.13%	14.54%	6.16%	6.93%
Service (Commenced August 31, 2007)	22.92%	14.26%	N/A	7.71%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stocks – 97.4%
Automobiles & Components – 3.1%
9,929	Cooper Tire & Rubber Co.	$385,742
5,574	Cooper-Standard Holding, Inc.*	576,240
31,079	Dana, Inc.	589,879
5,678	Drew Industries, Inc.	611,805
23,836	Modine Manufacturing Co.*	355,156
13,446	Superior Industries International, Inc.	354,302
2,463	Tenneco, Inc.*	153,864

		3,026,988

Banks – 10.9%
12,466	Beneficial Bancorp, Inc.	229,374
13,810	Berkshire Hills Bancorp, Inc.	508,899
2,941	Capitol Federal Financial, Inc.	48,409
21,940	Central Pacific Financial Corp.	689,355
26,465	CVB Financial Corp.	606,843
29,561	Dime Community Bancshares, Inc.	594,176
12,471	FCB Financial Holdings, Inc. Class A*	594,867
1,976	First Busey Corp.	60,821
797	First Citizens BancShares, Inc. Class A	282,935
2,915	First Interstate BancSystem, Inc. Class A	124,033
30,114	First Midwest Bancorp, Inc.	759,776
4,283	FNB Corp.	68,657
2,461	Glacier Bancorp, Inc.	89,162
8,809	Hanmi Financial Corp.	307,434
8,431	HomeStreet, Inc.*	266,420
5,071	International Bancshares Corp.	206,897
41,915	OFG Bancorp	549,087
18,763	Oritani Financial Corp.	351,806
12,798	Prosperity Bancshares, Inc.	918,640
28,331	Radian Group, Inc.	509,391
941	Renasant Corp.	39,729
2,793	Sandy Spring Bancorp, Inc.	111,692
16,291	Sterling Bancorp	381,209
28,089	Umpqua Holdings Corp.	527,511
21,754	United Community Banks, Inc.	644,354
22,261	Washington Federal, Inc.	764,665
1,206	Wintrust Financial Corp.	87,519
7,970	WSFS Financial Corp.	369,410

		10,693,071

Capital Goods – 8.8%
23,232	Aegion Corp.*	550,598
13,111	Aircastle Ltd.	273,364
1,436	Altra Industrial Motion Corp.	52,988
1,634	Applied Industrial Technologies, Inc.	97,060
830	Argan, Inc.	58,557
7,400	Astec Industries, Inc.	499,204
7,949	AZZ, Inc.	507,941
9,154	Babcock & Wilcox Enterprises, Inc.*	151,865
3,683	Chart Industries, Inc.*	132,662
2,686	Comfort Systems USA, Inc.	89,444

Common Stocks – (continued)
Capital Goods – (continued)
10,811	Continental Building Products, Inc.*	$249,734
7,970	Curtiss-Wright Corp.	783,929
6,893	DigitalGlobe, Inc.*	197,484
2,753	Ducommun, Inc.*	70,367
9,959	EMCOR Group, Inc.	704,699
5,740	Esterline Technologies Corp.*	512,008
15,387	General Cable Corp.	293,122
14,910	H&E Equipment Services, Inc.	346,658
985	Hyster-Yale Materials Handling, Inc.	62,813
2,053	Kadant, Inc.	125,644
17,515	LSI Industries, Inc.	170,596
5,215	Miller Industries, Inc.	137,937
23,567	MRC Global, Inc.*	477,467
9,632	Mueller Water Products, Inc. Class A	128,202
938	MYR Group, Inc.*	35,344
15,372	NCI Building Systems, Inc.*	240,572
1,570	Rush Enterprises, Inc. Class A*	50,083
1,626	Standex International Corp.	142,844
3,725	Tutor Perini Corp.*	104,300
5,016	Universal Forest Products, Inc.	512,535
36,759	Wabash National Corp.*	581,527
4,501	Woodward, Inc.	310,794

		8,652,342

Commercial & Professional Services – 6.3%
3,155	ACCO Brands Corp.*	41,173
19,026	Brady Corp. Class A	714,426
10,189	Brink’s Co. (The)	420,296
4,262	Essendant, Inc.	89,076
6,705	FTI Consulting, Inc.*	302,262
8,302	Heidrick & Struggles International, Inc.	200,493
10,727	Herman Miller, Inc.	366,863
4,539	HNI Corp.	253,821
9,132	Huron Consulting Group, Inc.*	462,536
7,858	Insperity, Inc.	557,525
32,194	Kimball International, Inc. Class B	565,327
21,512	Knoll, Inc.	600,830
15,221	McGrath RentCorp	596,511
4,549	On Assignment, Inc.*	200,884
16,360	Quad/Graphics, Inc.	439,757
6,998	RPX Corp.*	75,578
3,176	TrueBlue, Inc.*	78,288
3,379	WageWorks, Inc.*	244,978

		6,210,624

Consumer Durables & Apparel – 1.6%
45,111	Callaway Golf Co.	494,416
2,729	CSS Industries, Inc.	73,874
8,895	Ethan Allen Interiors, Inc.	327,781
6,239	Fossil Group, Inc.*	161,340
4,110	G-III Apparel Group Ltd.*	121,492
5,724	La-Z-Boy, Inc.	177,730

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
9,632	Smith & Wesson Holding Corp.*(a)	$203,043

		1,559,676

Consumer Services – 5.5%
6,530	BJ’s Restaurants, Inc.*	256,629
32,292	Bloomin’ Brands, Inc.	582,225
10,272	Bob Evans Farms, Inc.	546,573
13,657	Boyd Gaming Corp.*	275,462
16,061	Bridgepoint Education, Inc.*	162,698
4,263	Capella Education Co.	374,291
7,039	Cheesecake Factory, Inc. (The)	421,495
25,816	Houghton Mifflin Harcourt Co.*	280,104
14,395	International Speedway Corp. Class A	529,736
25,889	K12, Inc.*	444,255
10,930	La Quinta Holdings, Inc.*	155,315
472	Marriott Vacations Worldwide Corp.	40,049
32,333	Penn National Gaming, Inc.*	445,872
9,183	Pinnacle Entertainment, Inc.*	133,154
37,050	Regis Corp.*	537,966
4,039	Texas Roadhouse, Inc.	194,841

		5,380,665

Diversified Financials – 4.3%
115,864	Anworth Mortgage Asset Corp. (REIT)(b)	599,017
11,202	Evercore Partners, Inc. Class A	769,577
11,505	EZCORP, Inc. Class A*	122,528
6,262	GAMCO Investors, Inc. Class A	193,433
1,943	Greenhill & Co., Inc.	53,821
38,808	Invesco Mortgage Capital, Inc. (REIT)	566,597
36,129	MTGE Investment Corp. (REIT)	567,225
2,063	Nelnet, Inc. Class A	104,697
24,609	New Residential Investment Corp. (REIT)	386,854
9,189	Piper Jaffray Cos.*	666,203
16,083	Western Asset Mortgage Capital Corp. (REIT)	161,956

		4,191,908

Energy – 3.0%
5,446	Archrock, Inc.	71,887
1,646	California Resources Corp.*	35,043
20,395	Callon Petroleum Co.*	313,471
3,793	Carrizo Oil & Gas, Inc.*	141,669
67,843	Denbury Resources, Inc.*	249,662
17,835	EP Energy Corp. Class A*	116,819
4,148	Green Plains, Inc.	115,522
9,345	Matador Resources Co.*(a)	240,727
48,812	McDermott International, Inc.*	360,721
19,910	Oasis Petroleum, Inc.*	301,437
2,562	Oil States International, Inc.*	99,918
1,489	PDC Energy, Inc.*	108,072

Common Stocks – (continued)
Energy – (continued)
43,168	Pioneer Energy Services Corp.*	$295,701
2,812	RSP Permian, Inc.*	125,472
8,572	Scorpio Tankers, Inc.	38,831
9,718	Unit Corp.*	261,123
1,224	US Silica Holdings, Inc.	69,376

		2,945,451

Food, Beverage & Tobacco – 0.9%
6,819	Calavo Growers, Inc.	418,687
2,184	Fresh Del Monte Produce, Inc.	132,416
1,583	John B Sanfilippo & Son, Inc.	111,427
1,453	Lancaster Colony Corp.	205,440

		867,970

Health Care Equipment & Services – 4.5%
12,897	AngioDynamics, Inc.*	217,572
284	Atrion Corp.	144,045
2,617	Cantel Medical Corp.	206,089
25,091	Community Health Systems, Inc.*	140,259
9,249	Cynosure, Inc. Class A*	421,754
12,546	HMS Holdings Corp.*	227,835
5,883	Magellan Health, Inc.*	442,696
11,005	Masimo Corp.*	741,737
4,660	Medidata Solutions, Inc.*	231,462
5,821	Molina Healthcare, Inc.*	315,847
7,042	Natus Medical, Inc.*	245,062
4,252	Orthofix International NV*	153,837
16,781	Owens & Minor, Inc.	592,202
13,615	Triple-S Management Corp. Class B*	281,831

		4,362,228

Household & Personal Products – 0.2%
6,125	Central Garden & Pet Co. Class A*	189,263

Insurance – 2.3%
33,738	American Equity Investment Life Holding Co.	760,455
10,757	Argo Group International Holdings Ltd.	708,886
10,096	CNO Financial Group, Inc.	193,338
21,913	Genworth Financial, Inc. Class A*	83,489
30,451	Maiden Holdings Ltd.	531,370

		2,277,538

Materials – 7.1%
3,886	Carpenter Technology Corp.	140,557
14,979	Chemours Co. (The)	330,886
33,501	Commercial Metals Co.	729,652
16,258	GCP Applied Technologies, Inc.*	434,901
2,936	Greif, Inc. Class A	150,646
10,165	HB Fuller Co.	491,071
8,664	Innophos Holdings, Inc.	452,781
2,690	KapStone Paper and Packaging Corp.	59,314
22,375	Louisiana-Pacific Corp.*	423,559
4,683	Materion Corp.	185,447

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
8,866	Minerals Technologies, Inc.	$684,898
10,770	PolyOne Corp.	345,071
23,234	Schnitzer Steel Industries, Inc. Class A	597,114
1,041	Schweitzer-Mauduit International, Inc.	47,397
2,602	Stepan Co.	212,011
14,087	Summit Materials, Inc. Class A*	335,136
17,501	SunCoke Energy, Inc.*	198,461
9,629	Trinseo SA	571,000
11,309	Worthington Industries, Inc.	536,499

		6,926,401

Media – 0.1%
8,184	New Media Investment Group, Inc.	130,862

Pharmaceuticals, Biotechnology & Life Sciences – 7.5%
3,513	Acceleron Pharma, Inc.*	89,652
15,359	Acorda Therapeutics, Inc.*	288,749
3,974	AMAG Pharmaceuticals, Inc.*	138,295
6,203	ARIAD Pharmaceuticals, Inc.*	77,165
18,241	Array BioPharma, Inc.*	160,338
6,108	Blueprint Medicines Corp.*	171,329
1,433	Cambrex Corp.*	77,310
3,048	Catalent, Inc.*	82,174
7,149	Emergent BioSolutions, Inc.*	234,773
8,779	Exact Sciences Corp.*	117,288
43,492	Exelixis, Inc.*	648,466
11,143	FibroGen, Inc.*	238,460
2,288	Five Prime Therapeutics, Inc.*	114,652
17,062	Genomic Health, Inc.*	501,452
26,698	Horizon Pharma plc*	431,974
10,936	Impax Laboratories, Inc.*	144,902
3,220	Innoviva, Inc.*	34,454
12,679	Insys Therapeutics, Inc.*(a)	116,647
37,529	Ironwood Pharmaceuticals, Inc.*	573,818
3,699	Lexicon Pharmaceuticals, Inc.*(a)	51,157
13,337	MiMedx Group, Inc.*(a)	118,166
2,908	Momenta Pharmaceuticals, Inc.*	43,765
17,795	Myriad Genetics, Inc.*	296,643
1,115	Pacira Pharmaceuticals, Inc.*	36,015
5,094	PAREXEL International Corp.*	334,778
87,665	PDL BioPharma, Inc.	185,850
1,409	PRA Health Sciences, Inc.*	77,664
11,089	Prestige Brands Holdings, Inc.*	577,737
3,411	Progenics Pharmaceuticals, Inc.*	29,471
876	Prothena Corp. plc*(a)	43,090
2,908	Puma Biotechnology, Inc.*	89,276
6,487	Repligen Corp.*	199,929
4,608	Retrophin, Inc.*	87,229
2,207	Sarepta Therapeutics, Inc.*	60,538
20,158	SciClone Pharmaceuticals, Inc.*	217,706
719	TESARO, Inc.*	96,691
989	Ultragenyx Pharmaceutical, Inc.*	69,537
8,630	Vanda Pharmaceuticals, Inc.*	137,649

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
11,647	Xencor, Inc.*	$306,549

		7,301,338

Real Estate – 6.4%
2,466	CareTrust REIT, Inc. (REIT)	37,779
9,303	Colony Starwood Homes (REIT)	268,020
3,638	CoreSite Realty Corp. (REIT)	288,748
17,791	DiamondRock Hospitality Co. (REIT)	205,130
27,286	First Industrial Realty Trust, Inc. (REIT)	765,372
2,456	Hersha Hospitality Trust (REIT)	52,804
20,827	Hudson Pacific Properties, Inc. (REIT)	724,363
12,378	iStar, Inc. (REIT)*	153,116
15,109	Kennedy-Wilson Holdings, Inc.	309,735
25,565	Mack-Cali Realty Corp. (REIT)	741,896
17,296	New Senior Investment Group, Inc. (REIT)	169,328
9,065	Pennsylvania REIT (REIT)	171,872
5,374	PS Business Parks, Inc. (REIT)	626,179
12,763	QTS Realty Trust, Inc. Class A (REIT)	633,683
10,992	RLJ Lodging Trust (REIT)	269,194
2,766	Ryman Hospitality Properties, Inc. (REIT)	174,286
28,923	Summit Hotel Properties, Inc. (REIT)	463,636
10,729	Sunstone Hotel Investors, Inc. (REIT)	163,617
2,470	Xenia Hotels & Resorts, Inc. (REIT)	47,967

		6,266,725

Retailing – 5.1%
21,746	Aaron’s, Inc.	695,654
30,124	American Eagle Outfitters, Inc.	456,981
2,048	Asbury Automotive Group, Inc.*	126,362
11,578	Ascena Retail Group, Inc.*	71,668
15,126	Cato Corp. (The) Class A	454,990
41,969	Chico’s FAS, Inc.	603,934
1,871	Children’s Place, Inc. (The)	188,877
1,331	DSW, Inc. Class A	30,147
23,645	Finish Line, Inc. (The) Class A	444,762
5,619	Francesca’s Holdings Corp.*	101,311
9,382	FTD Cos., Inc.*	223,667
26,996	Liberty TripAdvisor Holdings, Inc. Class A*	406,290
973	Lithia Motors, Inc. Class A	94,216
9,172	Pier 1 Imports, Inc.	78,329
20,008	Rent-A-Center, Inc.	225,090
10,195	Select Comfort Corp.*	230,611
11,189	Shutterfly, Inc.*	561,464

		4,994,353

Semiconductors & Semiconductor Equipment – 3.9%
6,751	Advanced Energy Industries, Inc.*	369,617

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
16,212	Advanced Micro Devices, Inc.*	$183,844
10,066	Amkor Technology, Inc.*	106,196
3,337	Cabot Microelectronics Corp.	210,798
7,969	Cirrus Logic, Inc.*	450,567
34,812	Entegris, Inc.*	623,135
10,772	MaxLinear, Inc. Class A*	234,830
54,667	Photronics, Inc.*	617,737
3,287	Power Integrations, Inc.	223,023
11,696	Semtech Corp.*	369,009
7,106	Silicon Laboratories, Inc.*	461,890

		3,850,646

Software & Services – 5.3%
31,756	Bankrate, Inc.*	350,904
7,346	CommVault Systems, Inc.*	377,584
17,933	Convergys Corp.	440,435
1,707	Cornerstone OnDemand, Inc.*	72,223
11,902	CSG Systems International, Inc.	576,057
86,569	EarthLink Holdings Corp.	488,249
2,534	Fair Isaac Corp.	302,103
973	LogMeIn, Inc.	93,943
6,472	ManTech International Corp. Class A	273,442
1,342	MicroStrategy, Inc. Class A*	264,911
16,697	NIC, Inc.	399,058
17,729	Progress Software Corp.	566,087
6,140	QAD, Inc. Class A	186,656
3,791	Science Applications International Corp.	321,477
2,694	Take-Two Interactive Software, Inc.*	132,787
8,180	TiVo Corp.*	170,962
9,316	Travelport Worldwide Ltd.	131,356

		5,148,234

Technology Hardware & Equipment – 5.9%
11,473	AVX Corp.	179,323
4,066	Belden, Inc.	304,015
24,723	Benchmark Electronics, Inc.*	754,051
14,598	Finisar Corp.*	441,881
7,421	II-VI, Inc.*	220,033
6,992	Insight Enterprises, Inc.*	282,756
7,509	InterDigital, Inc.	685,947
2,013	Itron, Inc.*	126,517
5,935	Ixia*	95,554
17,149	Kimball Electronics, Inc.*	312,112
1,386	Methode Electronics, Inc.	57,311
4,075	NETGEAR, Inc.*	221,476
7,528	Rogers Corp.*	578,226
7,121	Sanmina Corp.*	260,985
10,037	Super Micro Computer, Inc.*	281,538
38,864	TTM Technologies, Inc.*	529,716
25,153	Viavi Solutions, Inc.*	205,752
15,695	Vishay Intertechnology, Inc.	254,259

		5,791,452

Common Stocks – (continued)
Telecommunication Services – 0.6%
3,968	Cogent Communications Holdings, Inc.	$164,077
8,539	General Communication, Inc. Class A*	166,083
9,976	Spok Holdings, Inc.	207,002

		537,162

Transportation – 1.4%
13,564	Hawaiian Holdings, Inc.*	773,148
1,347	Marten Transport Ltd.	31,385
12,105	SkyWest, Inc.	441,227
4,550	Swift Transportation Co.*	110,838

		1,356,598

Utilities – 2.7%
1,375	ALLETE, Inc.	88,261
6,666	NRG Yield, Inc. Class C	105,323
5,278	ONE Gas, Inc.	337,581
11,843	Ormat Technologies, Inc.	635,022
1,395	Pattern Energy Group, Inc.	26,491
15,917	Portland General Electric Co.	689,683
9,729	Southwest Gas Corp.	745,436

		2,627,797

TOTAL COMMON STOCKS
(Cost $80,905,821)		$95,289,292

Units	Description	Value
Right* – 0.0%
Pharmaceuticals, Biotechnology & Life Sciences – 0.0%
1,561	Shire plc	$2,365
(Cost $0)

Shares	Distribution Rate	Value
Investment Company(c)(d) – 1.2%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,221,911	0.455%	$1,221,911
(Cost $1,221,911)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $82,127,732)		$96,513,568

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 0.8%
Goldman Sachs Financial Square Government Fund — Institutional Shares
758,249	0.455%	$758,249
(Cost $758,249)

TOTAL INVESTMENTS – 99.4%
(Cost $82,885,981)		$97,271,817

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		585,620

NET ASSETS – 100.0%		$97,857,437

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	24	March 2017	$1,628,280	$(19,228)

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $80,905,821)(a)	$95,291,657
Investments in affiliated issuers, at value (cost $1,221,911)	1,221,911
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	758,249
Cash	1,475,001
Receivables:
Dividends	147,804
Reimbursement from investment adviser	25,436
Fund shares sold	6,167
Securities lending income	2,962
Other assets	381
Total assets	98,929,568

Liabilities:
Variation margin on certain derivative contracts	6,835
Payables:
Payable upon return of securities loaned	758,249
Fund shares redeemed	152,289
Management fees	58,117
Distribution and Service fees and Transfer Agency fees	6,066
Investments purchased	385
Accrued expenses	90,190
Total liabilities	1,072,131

Net Assets:
Paid-in capital	82,017,257
Undistributed net investment income	75,109
Accumulated net realized gain	1,398,463
Net unrealized gain	14,366,608
NET ASSETS	$97,857,437
Net Assets:
Institutional	$77,420,711
Service	20,436,726
Total Net Assets	$97,857,437
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	5,614,579
Service	1,491,918
Net asset value, offering and redemption price per share:
Institutional	$13.79
Service	13.70

(a) Includes loaned securities having a market value of $729,883.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2016

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $1,176)	$1,329,249
Securities lending income — affiliated issuers	39,524
Dividends — affiliated issuers	1,208
Total investment income	1,369,981

Expenses:
Management fees	680,562
Professional fees	86,622
Printing and mailing costs	70,654
Custody, accounting and administrative services	66,364
Distribution and Service fees — Service Shares	48,528
Transfer Agency fees(a)	18,147
Trustee fees	15,483
Other	5,508
Total expenses	991,868
Less — expense reductions	(207,191)
Net expenses	784,677
NET INVESTMENT INCOME	585,304

Realized and unrealized gain (loss):
Net realized gain from:
Investments	2,879,190
Futures contracts	369,569
Net change in unrealized gain (loss) on:
Investments	15,356,865
Futures contracts	(22,910)
Net realized and unrealized gain	18,582,714
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,168,018

(a) Institutional and Service Shares incurred Transfer Agency fees of $14,265 and $3,882, respectively.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

From operations:
Net investment income	$585,304	$560,792
Net realized gain	3,248,759	10,703,703
Net change in unrealized gain (loss)	15,333,955	(12,937,958)
Net increase (decrease) in net assets resulting from operations	19,168,018	(1,673,463)

Distributions to shareholders:
From net investment income
Institutional Shares	(805,471)	(225,666)
Service Shares	(170,271)	(5,881)
From net realized gains
Institutional Shares	(1,921,693)	(9,544,423)
Service Shares	(521,949)	(2,555,468)
Total distributions to shareholders	(3,419,384)	(12,331,438)

From share transactions:
Proceeds from sales of shares	13,916,746	17,599,123
Reinvestment of distributions	3,419,383	12,331,438
Cost of shares redeemed	(27,985,318)	(35,954,038)
Net decrease in net assets resulting from share transactions	(10,649,189)	(6,023,477)
TOTAL INCREASE (DECREASE)	5,099,445	(20,028,378)

Net assets:

Beginning of year	92,757,992	112,786,370
End of year	$97,857,437	$92,757,992
Undistributed net investment income	$75,109	$501,507

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	$11.60	$0.11		$2.59		$2.70	$(0.15)	$(0.36)	$(0.51)	$13.79	23.13%	$77,421	0.81%	1.04%	0.95%		119%
2016 - Service	11.52	0.08		2.58		2.66	(0.12)	(0.36)	(0.48)	13.70	22.92	20,437	1.06	1.29	0.70		119
2015 - Institutional	13.67	0.08	(d)	(0.37)		(0.29)	(0.04)	(1.74)	(1.78)	11.60	(2.13)	73,270	0.81	0.99	0.59	(d)	124
2015 - Service	13.60	0.05	(d)	(0.39)		(0.34)	— (e)	(1.74)	(1.74)	11.52	(2.49)	19,488	1.06	1.24	0.34	(d)	124
2014 - Institutional	15.07	0.08		0.90		0.98	(0.12)	(2.26)	(2.38)	13.67	6.93	89,043	0.83	1.04	0.53		119
2014 - Service	15.00	0.04		0.90		0.94	(0.08)	(2.26)	(2.34)	13.60	6.69	23,744	1.08	1.29	0.28		119
2013 - Institutional	12.71	0.11		4.37		4.48	(0.16)	(1.96)	(2.12)	15.07	35.62	98,114	0.82	0.98	0.77		152
2013 - Service	12.65	0.08		4.34		4.42	(0.11)	(1.96)	(2.07)	15.00	35.38	25,932	1.07	1.23	0.52		152
2012 - Institutional	11.40	0.19	(f)	1.27	(g)	1.46	(0.15)	—	(0.15)	12.71	12.79 (g)	82,961	0.81	0.97	1.55	(f)	95
2012 - Service	11.35	0.17	(f)	1.25	(g)	1.42	(0.12)	—	(0.12)	12.65	12.47 (g)	22,674	1.06	1.22	1.34	(f)	95

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.15% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.62% of average net assets.
(g)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.08 per share. Excluding such payment, the total return would have been 12.44% and 12.12%, respectively.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2016

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Small Cap Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2016

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$95,289,292	$—	$2,365
Investment Company	1,221,911	—	—
Securities Lending Reinvestment Vehicle	758,249	—	—
Total	$97,269,452	$—	$2,365

Derivative Type
Liabilities(b)
Futures Contracts	$(19,228)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2016. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on certain derivative contracts	—	Variation margin on certain derivative contracts	$(19,228)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2016 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$369,569	$(22,910)	14

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2016.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.75%	0.68%	0.65%	0.64%	0.75%	0.70	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2016, GSAM waived $45,370 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended December 31, 2016, GSAM waived $588 of the Fund’s management fee.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2016

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.094%. The Other Expense limitation will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2016, GSAM reimbursed $159,295 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2016, custody fee credits were $1,938.

E.  Line of Credit Facility — As of December 31, 2016, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2016, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2016:

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016	Dividend Income
$—	$9,661,148	$(8,439,237)	$1,221,911	$1,208

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2016 were $106,002,814 and $119,181,689, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

7.    SECURITIES LENDING (continued)

Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. Prior to September 30, 2016, the cash collateral had been invested in the Goldman Sachs Financial Square Money Market Fund. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral is at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2016 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2016 are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Fiscal Year ended December 31, 2016
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2016
$4,393	$2,856	$235,400

The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Money Market Fund for the fiscal year ended December 31, 2016:

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016
$2,188,175	$16,398,319	$(18,586,494)	$—

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2016

7.    SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2016:

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016
$—	$5,235,584	$(4,477,335)	$758,249

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2016 was as follows:

	2015	2016
Distributions paid from:
Ordinary income	$3,114,694	$1,002,797
Net long-term capital gains	9,216,744	2,416,587
Total taxable distributions	$12,331,438	$3,419,384

As of December 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$29,115
Undistributed long-term capital gains	1,708,149
Total undistributed earnings	$1,737,264
Timing differences (§ 857(b)(9) Deferred Dividend)	$34,156
Unrealized gains — net	14,068,760
Total accumulated earnings	$15,840,180

As of December 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$83,203,057
Gross unrealized gain	17,478,726
Gross unrealized loss	(3,409,966)
Net unrealized security gain	$14,068,760

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences in the tax treatment of underlying fund investments, passive foreign investment company investments, and real estate investment trust investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $35,960 from undistributed net investment income to accumulated net realized gain. This reclassification has no impact on the NAV of the Fund and results primarily from differences in the tax treatment of REIT investments and Underlying Fund investments.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

8.    TAX INFORMATION (continued)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies, or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of an ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2016

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,055,485	$13,309,062	1,203,429	$17,154,427
Reinvestment of distributions	196,058	2,727,164	842,249	9,770,089
Shares redeemed	(1,955,267)	(24,207,664)	(2,240,010)	(31,614,902)
	(703,724)	(8,171,438)	(194,332)	(4,690,386)
Service Shares
Shares sold	52,803	607,684	32,525	444,696
Reinvestment of distributions	50,088	692,219	222,147	2,561,349
Shares redeemed	(301,894)	(3,777,654)	(310,170)	(4,339,136)
	(199,003)	(2,477,751)	(55,498)	(1,333,091)
NET DECREASE	(902,727)	$(10,649,189)	(249,830)	$(6,023,477)

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of the

Goldman Sachs Small Cap Equity Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Small Cap Equity Insights Fund (the “Fund”), a fund of the Goldman Sachs Variable Insurance Trust, as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2017

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended December 31, 2016 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*
Institutional
Actual	$1,000	$1,193.90		$4.47
Hypothetical 5% return	1,000	1,021.06	+	4.12
Service
Actual	1,000	1,192.60		5.84
Hypothetical 5% return	1,000	1,019.81	+	5.38

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the Board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

32

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2016, 69.66% of the dividends paid from net investment company taxable income by the Small Cap Equity Insights Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Small Cap Equity Insights Fund designates $2,416,587 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2016.

33

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver	James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31, 2016 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund.

© 2017 Goldman Sachs. All rights reserved.

VITSCAR-17/81099-TMPL-02/2017-469760/8.8k

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Growth Fund

Annual Report

December 31, 2016

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 1.98% and 1.69%, respectively. These returns compare to the 7.06% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 11.93% during the Reporting Period, despite a global rout at the start of the year, unexpected political events both domestically and abroad and a Federal Reserve (“Fed”) interest rate hike.

As the Reporting Period began in January 2016, U.S. equities were embroiled in a global rout, triggered by investor concerns about an intensifying economic slowdown in China and exacerbated by an oil price plunge. Following a December 2015 interest rate hike, the January 2016 Fed statement acknowledged these external risks and tightening financial conditions. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were also supported by stronger economic data, rallying as fourth quarter 2015 U.S. Gross Domestic Product (“GDP”) came in above consensus expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two interest rate hikes in 2016, down from four. Along with receding global economic concerns, this helped to drive a recovery in U.S. equities. Released in March 2016, February 2016 unemployment data came in ahead of market consensus, with unemployment steady at 4.9% in spite of higher participation rates and declining underemployment.

Following the rebound in March 2016, market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated. U.S. equities fell near the end of the month as investors were disappointed by a lack of additional stimulus from the Bank of Japan and by a weaker than consensus expected first quarter U.S. GDP growth rate of 0.5%. Weaker than expected May 2016 payroll data drove expectations for a Fed interest rate hike in June 2016 temporarily lower, but subsequent hawkish Fed minutes revived market expectations. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) The Fed ultimately held interest rates steady in June 2016 and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. Markets were otherwise dominated in June 2016 by the U.K. referendum on membership in the European Union, popularly known as Brexit. U.S. equities sold off in the global risk-off, or heightened risk averse, sentiment in June 2016 following the surprise “leave” result. Markets rebounded in the latter days of the month owing to improving risk sentiment as markets digested the Brexit vote outcome and on dovish remarks from Bank of England Governor Carney.

In July 2016, U.S. equities were buoyed by strong economic data and corporate earnings, despite increased uncertainty post-Brexit. In her August 2016 Jackson Hole speech, Fed Chair Janet Yellen acknowledged the case for an interest rate hike had strengthened in the then-recent months. Along with strong labor market data and other hawkish comments from the Fed, this significantly increased the market-implied probability of an interest rate hike by year-end 2016, causing U.S. equities to sell off. In early September 2016, equities fell as the European Central Bank disappointed markets with its lack of commitment to extend quantitative easing. However, there was a subsequent rebound following the Fed’s decision in September 2016 to leave interest rates unchanged.

In October 2016, a combination of hawkish Fed commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike. U.S. GDP increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus expectations and the strongest growth rate in two years. Following the unexpected victory of Donald Trump in the November 2016 U.S. elections, U.S. equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of Mr. Trump’s fiscal stimulus plan. The Fed raised rates 0.25% in December 2016, for the first time in a year but as had

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

largely been anticipated, and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement.

For the Reporting Period overall, energy, telecommunication services and financials were the best performing sectors in the S&P 500® Index by a wide margin. Industrials, materials, utilities and information technology also posted double-digit gains that outpaced the S&P 500® Index during the Reporting Period. The weakest performing sectors in the S&P 500® Index were real estate and health care, the only two to post negative absolute returns, followed by consumer staples and consumer discretionary, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, small-cap stocks, as measured by the Russell 2000® Index, performed best, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then, large-cap stocks, as measured by the Russell 1000® Index. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund generated positive absolute returns but its underperformance relative to the Russell Index during the Reporting Period can be attributed primarily to stock selection overall. Sector allocation also detracted, albeit more modestly.

Which equity market sectors most significantly affected Fund performance?

Detracting most from the Fund’s relative results during the Reporting Period was stock selection in the information technology, health care and industrials sectors. The only two sectors that contributed positively to the Fund’s relative results during the Reporting Period were financials and energy, where effective stock selection drove performance.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in online professional network provider LinkedIn, global pharmaceutical company Allergan and specialty retailer L Brands.

LinkedIn reported solid fourth quarter 2015 results, with revenues and earnings ahead of market estimates, and healthy user engagement. Of note, however, was top- and bottom-line guidance below market expectations, which led to a stock price decline. Specifically, its management attributed the slowdown to macroeconomic pressures in the Europe, Middle East and Africa (“EMEA”) and Asia-Pacific (“APAC”) regions and to plans to shut down its acquired Bizo asset. We believe these factors led investors to question the company’s growth outlook, which was additionally affected by foreign exchange headwinds. While we were optimistic on the company’s competitive positioning and offering, our concerns around its long-term business model and lower guidance led us to exit the Fund’s position in LinkedIn and invest in higher conviction ideas.

Volatility related to mergers and acquisitions Allergan had been involved in as well as concerns around drug pricing pressures weighed on the company’s stock during the Reporting Period. The company also reported third quarter 2016 results with revenues and earnings below market estimates. Despite the near-term volatility and underperformance, we continued to believe at the end of the Reporting Period that Allergan is a high quality growth business with meaningful financial flexibility going forward.

L Brands released positive first quarter 2016 earnings, but its margins declined beyond market expectations due primarily to a challenging retail environment. Additionally, Victoria’s Secret, one of L Brands’ flagship brands, was expected to eliminate non-core businesses, such as swimwear and certain accessory goods, due to deteriorating sales. There were also international challenges based on investment costs in China. Though we continue to like the company and its franchise, we decided to sell the Fund’s position in L Brands during the Reporting Period, as we believe the risk/reward opportunities became less attractive.

What were some of the Fund’s best-performing individual stocks?

Among those stocks the Fund benefited most from relative to the Russell Index were positions in water and wastewater applications service provider Xylem, data center real estate investment trust (“REIT”) Equinix and global apparel company PVH.

Xylem is a designer, manufacturer, and equipment and service provider for water and wastewater applications addressing the full-cycle of water from collection, distribution and use to the return of water to the environment. During the Reporting Period, the company reported solid quarterly results, beating market expectations for earnings and raising guidance. The company’s share price also rose as it announced in August 2016 its purchase of Sensus, a smart water meter company. The acquisition was viewed positively by investors as it further bolsters Xylem’s product offering and technological advantage. At the end of the Reporting

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Period, we were optimistic about Xylem’s margin expansion prospects and believed its management team had done well to position the company for sustainable long-term growth.

During the Reporting Period, Equinix reported solid quarterly results, positively exceeding market expectations for its organic revenue growth and earnings growth. During the first half of 2016, the company also benefited from a decline in U.S. Treasury yields, which generally favors REITs given their attractive yield and growth potential relative to bonds. At the end of the Reporting Period, we believed Equinix had substantial pipeline opportunities, particularly with enterprise customers willing to pay a higher price. We further believed continued integration with the company’s Telecity acquisition and a strategic partnership with Datang Telecom could further increase Equinix’s global presence and strengthen its competitive advantage. In our view, Equinix remains an asset with robust upside to its revenues and free cash flows, as it balances organic growth, low leverage and a sound capital structure.

After a tough environment in 2015, PVH reported during the first quarter of 2016 positive fourth quarter 2015 results with earnings ahead of market estimates, and its stock rebounded. PVH further benefited during the Reporting Period from an overall positive sentiment in its industry. At the end of the Reporting Period, we believed PVH is a leading franchise with dominant market share, strong pricing power and solid fundamentals. Particularly, established brand names Tommy Hilfiger and Calvin Klein have demonstrated international strength and have been a key source of growth. In our view, PVH remained well positioned for growth given what we view as its high quality of management and significant free cash flow generation ability.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the purchases initiated during the Reporting Period, we established a Fund position in Eli Lilly, a leading pharmaceutical company with a history of innovation and a strong drug pipeline. The company is coming off its patent cliff years, and, in our view, entering a phase of growth driven by new products. We see its margins expanding as new drugs improve its overall product mix. We believe Eli Lilly is a high quality company with leading franchises, strong growth prospects and a healthy and improving financial profile. (Patent cliff is a colloquialism to denote the potential sharp decline in revenues upon patent expiration of one or more leading products of a firm. A patent cliff is when a firm’s revenues could “fall off a cliff” when one or more established products go off-patent, since these products can be replicated and sold at much cheaper prices by competitors. While it is applicable to any industry, in recent years the term “patent cliff” has come to be associated almost exclusively with the pharmaceutical industry.)

We established a Fund position in Northern Trust, an international financial services firm. Northern Trust is a company that the Fund had previously owned for its high quality fundamentals, including what we considered to be a solid balance sheet and cash position. We believe Northern Trust is well positioned to benefit from interest rate hikes and has significant organic growth opportunities within its custody and fund administration business. We are additionally positive on the company’s wealth management segment given its mix of both active and passive strategies. The company’s management expects to re-invest earnings into the business while targeting a meaningful return on equity, which could benefit shareholders. Northern Trust also has a high payout ratio and is well capitalized, in our view. Finally, we believe that Northern Trust may further benefit from potentially lower corporate tax rates. With what we view as an experienced management team and a high quality franchise, we are optimistic on Northern Trust’s growth prospects.

In addition to those sales already mentioned, we sold the Fund’s position in Starbucks. During the Reporting Period, Starbucks reported disappointing comparable same-store sales growth, which dampened investor sentiment, as it could be an indicator that its rate of growth is slowing more than the market expected. Though we continue to like the company and the strength of its franchise, we believe there are other ideas with more compelling risk/reward profiles.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy and industrials increased compared to the Russell Index. The Fund’s allocations compared to the Russell Index in consumer discretionary, consumer staples and health care decreased.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2016, the Fund had overweighted positions relative to the Russell Index in the financials, energy and real estate sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, materials and health care and was rather neutrally weighted to the Russell Index in industrials, consumer discretionary and information technology. The Fund had no exposure to the utilities and telecommunication services sectors at the end of the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed the macroeconomic environment may be shifting from low growth to pro-growth. Following Donald Trump’s victory in the U.S. presidential election, we expect to see more aggressive fiscal and pro-business policy leading to stronger U.S. and global economic growth. Chief Executive Officer confidence is already increasing, according to end-of-2016 polls, and could reignite corporate “animal spirits,” economist John Maynard Keynes’ term for the confidence and willingness to invest that are essential for economic growth. We believe the U.S. equity bull market could extend through 2017. Stronger economic growth and revenue-driven earnings growth in the U.S. should be a positive backdrop for equities, in our view. Moreover, U.S. equities can do well in an environment of modestly rising interest rates and inflation, provided the underlying reason is healthy economic growth.

Even with this positive view for U.S. economic and revenue-driven earnings growth, we do believe the U.S. equity market remained expensive at the end of the Reporting Period. The median S&P 500® Index stock was trading in the 98th percentile relative to history, and the 12-month forward price-to-earnings ratio was the highest of the major regions. That said, we believe the U.S. equity market still offers significant opportunities at the stock level, as more policy details become available and investors begin to focus on company-specific impacts. In our view, policy changes from a more populist, protectionist and unconventional U.S. president will likely increase volatility and the dispersion of returns as investors consider the possible effects of those policies on individual stocks, creating a potentially beneficial environment for active managers.

Thus, regardless of market direction, we remain committed to our core philosophy and process. We intend to maintain a long-term time horizon, rather than forecast only the next quarter. We intend to continue to favor high quality growth businesses over breathtaking concepts. We intend to invest when we consider valuations to be attractive, rather than following the trend. These core beliefs have guided our team during the past 30 years; we believe they hold the answer for the next 30.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Index Definitions

The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is not possible to invest directly in an index.

5

FUND BASICS

Strategic Growth Fund

as of December 31, 2016

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	1.98%	13.71%	6.87%	5.07%	4/30/98
Service	1.69	13.42	6.62	6.48	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.79%	0.83%
Service	1.04	1.08

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/163

Holding	% of Net Assets	Line of Business
Apple, Inc.	6.7%	Technology Hardware & Equipment
Microsoft Corp.	3.8	Software & Services
Amazon.com, Inc.	3.6	Retailing
Facebook, Inc. Class A	3.5	Software & Services
Alphabet, Inc. Class A	3.1	Software & Services
Comcast Corp. Class A	2.8	Media
Costco Wholesale Corp.	2.6	Food & Staples Retailing
McDonald’s Corp.	2.3	Consumer Services
MasterCard, Inc. Class A	2.3	Software & Services
Alphabet, Inc. Class C	2.3	Software & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2016

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets at December 31, 2016.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $10,000 investment made on January 1, 2007 in the Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 1998)	1.98%	13.71%	6.87%	5.07%
Service (Commenced January 9, 2006)	1.69%	13.42%	6.62%	6.48%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stocks – 98.0%
Banks – 1.6%
79,724	First Republic Bank	$7,345,769

Capital Goods – 9.9%
26,688	3M Co.	4,765,676
17,872	Boeing Co. (The)	2,782,313
79,575	Fortive Corp.	4,267,607
79,472	Fortune Brands Home & Security, Inc.	4,248,573
13,300	General Dynamics Corp.	2,296,378
80,942	Honeywell International, Inc.	9,377,131
44,051	Middleby Corp. (The)*	5,674,210
16,209	Northrop Grumman Corp.	3,769,889
19,000	Roper Technologies, Inc.	3,478,520
113,398	Xylem, Inc.	5,615,469

		46,275,766

Consumer Durables & Apparel – 3.4%
148,012	Kate Spade & Co.*	2,763,384
72,517	Newell Brands, Inc.	3,237,884
156,239	NIKE, Inc. Class B	7,941,629
24,280	PVH Corp.	2,191,027

		16,133,924

Consumer Services – 2.8%
6,066	Chipotle Mexican Grill, Inc.*	2,288,823
89,394	McDonald’s Corp.	10,881,038

		13,169,861

Diversified Financials – 4.0%
16,582	Affiliated Managers Group, Inc.*	2,409,365
132,310	Intercontinental Exchange, Inc.	7,464,930
98,894	Northern Trust Corp.	8,806,511

		18,680,806

Energy – 1.8%
23,095	Concho Resources, Inc.*	3,062,397
64,815	Schlumberger Ltd.	5,441,219

		8,503,616

Food & Staples Retailing – 4.4%
76,176	Costco Wholesale Corp.	12,196,539
73,392	Walgreens Boots Alliance, Inc.	6,073,922
67,347	Whole Foods Market, Inc.	2,071,594

		20,342,055

Food, Beverage & Tobacco – 3.6%
49,087	Brown-Forman Corp. Class B	2,204,988
56,228	Coca-Cola Co. (The)	2,331,213
55,658	Molson Coors Brewing Co. Class B	5,416,080
104,444	Monster Beverage Corp.*	4,631,047
26,613	Philip Morris International, Inc.	2,434,823

		17,018,151

Health Care Equipment & Services – 5.0%
98,784	Abbott Laboratories	3,794,293
40,425	Aetna, Inc.	5,013,104

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
192,044	Boston Scientific Corp.*	$4,153,912
87,864	Danaher Corp.	6,839,334
35,793	Edwards Lifesciences Corp.*	3,353,804

		23,154,447

Household & Personal Products – 0.5%
29,720	Estee Lauder Cos., Inc. (The) Class A	2,273,283

Materials – 2.0%
26,826	Ashland Global Holdings, Inc.	2,931,813
17,182	Sherwin-Williams Co. (The)	4,617,491
74,044	Valvoline, Inc.(a)	1,591,946

		9,141,250

Media – 4.8%
191,254	Comcast Corp. Class A	13,206,089
87,389	Walt Disney Co. (The)	9,107,681

		22,313,770

Pharmaceuticals, Biotechnology & Life Sciences – 8.7%
67,648	Agilent Technologies, Inc.	3,082,043
18,084	Alexion Pharmaceuticals, Inc.*	2,212,577
29,542	Allergan plc*	6,204,115
43,983	Celgene Corp.*	5,091,032
132,076	Eli Lilly & Co.	9,714,190
42,716	Gilead Sciences, Inc.	3,058,893
32,817	Incyte Corp.*	3,290,561
48,284	Vertex Pharmaceuticals, Inc.*	3,557,082
81,719	Zoetis, Inc.	4,374,418

		40,584,911

Real Estate Investment Trusts – 3.8%
84,682	American Tower Corp.	8,949,194
24,058	Equinix, Inc.	8,598,570

		17,547,764

Retailing – 9.7%
22,600	Amazon.com, Inc.*	16,947,062
55,458	Home Depot, Inc. (The)	7,435,809
45,889	Netflix, Inc.*	5,681,058
11,198	O’Reilly Automotive, Inc.*	3,117,635
4,127	Priceline Group, Inc. (The)*	6,050,430
91,882	Ross Stores, Inc.	6,027,459

		45,259,453

Semiconductors & Semiconductor Equipment – 1.2%
23,718	NXP Semiconductors NV*	2,324,601
45,740	Texas Instruments, Inc.	3,337,648

		5,662,249

Software & Services – 22.8%
21,634	Adobe Systems, Inc.*	2,227,220
18,273	Alphabet, Inc. Class A*	14,480,439
13,884	Alphabet, Inc. Class C*	10,715,949
70,018	Electronic Arts, Inc.*	5,514,618
142,268	Facebook, Inc. Class A*	16,367,933

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
50,031	Fidelity National Information Services, Inc.	$3,784,345
29,334	FleetCor Technologies, Inc.*	4,151,348
59,045	Intuit, Inc.	6,767,147
105,322	MasterCard, Inc. Class A	10,874,496
285,063	Microsoft Corp.	17,713,815
56,373	Mobileye NV*	2,148,939
165,419	Oracle Corp.	6,360,361
74,144	salesforce.com, Inc.*	5,075,898

		106,182,508

Technology Hardware & Equipment – 6.7%
269,122	Apple, Inc.	31,169,710

Transportation – 1.3%
164,854	CSX Corp.	5,923,204

TOTAL COMMON STOCKS
(Cost $349,717,154)		$456,682,497

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.6%
Goldman Sachs Financial Square Government Fund — Institutional Shares
3,017,318	0.455%	$3,017,318
(Cost $3,017,318)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $352,734,472)		$459,699,815

Securities Lending Reinvestment Vehicle(b)(c) – 0.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,612,600	0.455%	$1,612,600
(Cost $1,612,600)

TOTAL INVESTMENTS – 98.9%
(Cost $354,347,072)		$461,312,415

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		5,019,269

NET ASSETS – 100%		$466,331,684

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $349,717,154)(a)	$456,682,497
Investments in affiliated issuers, at value (cost $3,017,318)	3,017,318
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	1,612,600
Cash	7,042,514
Receivables:
Dividends	315,226
Fund shares sold	22,512
Other assets	2,413
Total assets	468,695,080

Liabilities:
Payables:
Payable upon return of securities loaned	1,612,600
Fund shares redeemed	282,718
Management fees	280,964
Distribution and Service fees and Transfer Agency fees	86,077
Investments purchased	1,120
Accrued expenses	99,917
Total liabilities	2,363,396

Net Assets:
Paid-in capital	370,201,592
Undistributed net investment income	338,876
Accumulated net realized loss	(11,174,127)
Net unrealized gain	106,965,343
NET ASSETS	$466,331,684
Net Assets:
Institutional	$98,090,063
Service	368,241,621
Total Net Assets	$466,331,684
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	6,197,053
Service	23,318,964
Net asset value, offering and redemption price per share:
Institutional	$15.83
Service	15.79

(a) Includes loaned securities having a market value of $1,575,950.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2016

Investment income:
Dividends — unaffiliated issuers	$5,605,251
Dividends — affiliated issuers	2,418
Total investment income	5,607,669

Expenses:
Management fees	3,321,341
Distribution and Service fees — Service Shares	853,052
Printing and mailing costs	108,641
Transfer Agency fees(a)	88,561
Professional fees	82,308
Custody, accounting and administrative services	64,548
Trustee fees	16,622
Other	15,487
Total expenses	4,550,560
Less — expense reductions	(189,324)
Net expenses	4,361,236
NET INVESTMENT INCOME	1,246,433

Realized and unrealized gain (loss):
Net realized loss from investments (including commissions recaptured of $7,712)	(9,005,334)
Net change in unrealized gain on investments	10,424,749
Net realized and unrealized gain	1,419,415
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,665,848

(a) Institutional and Service Shares incurred Transfer Agency fees of $20,323 and $68,238, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

From operations:
Net investment income	$1,246,433	$1,727,870
Net realized gain (loss)	(9,005,334)	18,938,378
Net change in unrealized gain (loss)	10,424,749	(8,924,679)
Net increase in net assets resulting from operations	2,665,848	11,741,569

Distributions to shareholders:
From net investment income
Institutional Shares	(612,091)	(396,858)
Service Shares	(1,456,157)	(411,298)
From net realized gains
Institutional Shares	(9,912)	(6,765,013)
Service Shares	(37,218)	(23,357,665)
Total distributions to shareholders	(2,115,378)	(30,930,834)

From share transactions:
Proceeds from sales of shares	159,844,337	105,471,558
Reinvestment of distributions	2,115,378	30,930,834
Cost of shares redeemed	(166,944,892)	(161,127,801)
Net decrease in net assets resulting from share transactions	(4,985,177)	(24,725,409)
TOTAL DECREASE	(4,434,707)	(43,914,674)

Net assets:

Beginning of year	470,766,391	514,681,065
End of year	$466,331,684	$470,766,391
Undistributed net investment income	$338,876	$1,207,418

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gain	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	$15.62	$0.07		$0.24	$0.31	$(0.10)	$— (d)	$(0.10)	$15.83	1.98%	$98,090	0.79%	0.84%	0.48%		72%
2016 - Service	15.59	0.03		0.23	0.26	(0.06)	— (d)	(0.06)	15.79	1.69	368,242	1.04	1.08	0.22		72
2015 - Institutional	16.16	0.09	(e)	0.46	0.55	(0.06)	(1.03)	(1.09)	15.62	3.40	109,801	0.79	0.83	0.55	(e)	56
2015 - Service	16.13	0.05	(e)	0.46	0.51	(0.02)	(1.03)	(1.05)	15.59	3.14	360,966	1.04	1.08	0.29	(e)	56
2014 - Institutional	17.64	0.07		2.24	2.31	(0.07)	(3.72)	(3.79)	16.16	13.64	119,934	0.79	0.81	0.37		48
2014 - Service	17.61	0.02		2.24	2.26	(0.02)	(3.72)	(3.74)	16.13	13.38	394,747	1.04	1.08	0.12		48
2013 - Institutional	13.86	0.06		4.42	4.48	(0.07)	(0.63)	(0.70)	17.64	32.42	122,220	0.80	0.84	0.35		66
2013 - Service	13.85	0.02		4.40	4.42	(0.03)	(0.63)	(0.66)	17.61	32.00	391,219	1.05	1.09	0.10		66
2012 - Institutional	11.64	0.10	(f)	2.21	2.31	(0.09)	—	(0.09)	13.86	19.83	106,119	0.80	0.84	0.79	(f)	42
2012 - Service	11.63	0.07	(f)	2.21	2.28	(0.06)	—	(0.06)	13.85	19.57	304,065	1.05	1.09	0.56	(f)	42

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.20% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.27% of average net assets.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements

December 31, 2016

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2016

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations;

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$456,682,497	$—	$—
Investment Company	3,017,318	—	—
Securities Lending Reinvestment Vehicle	1,612,600	—	—
Total	$461,312,415	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.71	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2016, GSAM waived $177,139 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended December 31, 2016, GSAM waived $1,167 of the Fund’s management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2016

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.114%. The Other Expense limitation will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2016, GSAM did not reimburse the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2016, custody fee credits were $11,018.

E.  Line of Credit Facility — As of December 31, 2016, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2016, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates —The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2016:

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016	Dividend Income
$—	$25,901,734	$(22,884,416)	$3,017,318	$2,418

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2016 were $312,358,861 and $319,992,558, respectively.

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

6.    SECURITIES LENDING (continued)

borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral is at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2016 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2016 are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2016:

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016
$—	$1,722,550	$(109,950)	$1,612,600

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2016 was as follows:

	2015	2016
Distributions paid from:
Ordinary income	$808,156	$2,068,520
Net long-term capital gains	30,122,678	46,858
Total taxable distributions	$30,930,834	$2,115,378

As of December 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$313,201
Capital Loss Carryforward
Perpetual short-term	(7,500,559)
Timing differences (Post October Loss Deferral)	(388,260)
Unrealized gains — net	103,705,710
Total accumulated gains — net	$96,130,092

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2016

7.    TAX INFORMATION (continued)

As of December 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$357,606,705
Gross unrealized gain	113,906,440
Gross unrealized loss	(10,200,730)
Net unrealized security gain	$103,705,710

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $46,727 from undistributed net investment income into accumulated net realized gain. This reclassification has no impact on the NAV of the Fund and results primarily from dividend redesignations and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	278,581	$4,331,231	319,675	$5,242,157
Reinvestment of distributions	39,022	622,003	458,800	7,161,871
Shares redeemed	(1,150,547)	(17,834,315)	(1,170,524)	(19,375,952)
	(832,944)	(12,881,081)	(392,049)	(6,971,924)
Service Shares
Shares sold	9,970,382	155,513,106	5,956,788	100,229,401
Reinvestment of distributions	93,923	1,493,375	1,525,608	23,768,963
Shares redeemed	(9,905,667)	(149,110,577)	(8,800,386)	(141,751,849)
	158,638	7,895,904	(1,317,990)	(17,753,485)
NET DECREASE	(674,306)	$(4,985,177)	(1,710,039)	$(24,725,409)

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of the

Goldman Sachs Strategic Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Strategic Growth Fund (the “Fund”), a fund of the Goldman Sachs Variable Insurance Trust, as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2017

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended December 31, 2016 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*
Institutional
Actual	$1,000	$1,031.00		$4.03
Hypothetical 5% return	1,000	1,021.17	+	4.01
Service
Actual	1,000	1,029.50		5.31
Hypothetical 5% return	1,000	1,019.91	+	5.28

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.79% and 1.04% for the Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the Board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2016, 100% of the dividends paid from net investment company taxable income by the Strategic Growth Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Strategic Growth Fund designates $46,858 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2016.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund.

©2017 Goldman Sachs. All rights reserved.

VITGRWAR-17/80645-TMPL-02/2017-470462

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Income Fund

Annual Report

December 31, 2016

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional, Service and Advisor Shares generated average annual total returns of 1.21%, 0.93% and 0.74%, respectively. These returns compare to the 0.66% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Fund during the Reporting Period?

When the Reporting Period started, spread (or non-government bond) sectors retreated, selling off significantly from January to mid-February 2016. The selloff was driven by an increase in a number of perceived risks, including slowing Chinese economic activity, the possibility of persistent oil oversupply and deteriorating corporate bond fundamentals, as the U.S. credit cycle entered its later stage. Some of these risks eased in the second half of the first calendar quarter, as economic news from China improved, U.S. oil production showed signs of slowing, and commodity prices appeared to stabilize. As a result, spread sectors largely retraced their losses by the end of March 2016. Global central banks remained accommodative. The Bank of Japan (“BoJ”), in a surprise move at its January 2016 policy meeting, introduced a -0.1% interest rate, reaffirming its commitment to achieving a 2% inflation target. The European Central Bank (“ECB”) shifted its focus from currency depreciation to credit creation by leaving its deposit rate unchanged, expanding its asset purchase program to include purchases of non-financial corporate credit and announcing a new series of easing measures in the form of targeted long-term refinancing operations. In the U.S., the Federal Reserve (the “Fed”) left interest rates unchanged and reduced its previous forecast of four rate hikes in 2016 to two. After a sustained period of appreciation, the U.S. dollar weakened during the first quarter of 2016 due to generally tighter financial conditions, mixed U.S. economic data and the Fed’s more dovish commentary. (Dovish commentary tends to suggest lower interest rates; opposite of hawkish.)

During the second quarter of 2016, spread sectors rallied on stabilization of commodities prices as well as on declining fears about slowing Chinese economic growth and the potential for a U.S. economic recession. Global interest rates broadly declined amid continued accommodative monetary policy from the world’s central banks. In the U.S., minutes from the Fed’s April 2016 policy meeting, released in mid-May 2016, suggested Fed policymakers might raise interest rates in June 2016 if U.S. economic growth strengthened, employment data firmed and inflation rose toward the Fed’s 2% target. In early June 2016, however, the release of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down expectations of a Fed rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, the unexpected “leave” vote in the U.K.’s referendum about membership in the European Union, popularly known as Brexit, renewed investor uncertainty about the path of global economic growth. Spread sectors withstood the Brexit vote relatively well, selling off at first but then recovering most of their losses afterwards. The U.S. dollar strengthened versus most global currencies during the second calendar quarter, though it weakened against the Japanese yen.

During the third calendar quarter, spread sectors continued to advance. Overall, global interest rates remained low, as the world’s central banks remained broadly accommodative. In July 2016, however, the Fed’s policy statement was more hawkish than most observers expected, reflecting cautious optimism amid the market’s relatively muted reaction to the Brexit outcome and strengthening U.S. economic data. (Hawkish implies higher interest rates; opposite of dovish.) The July 2016 U.S. non-farm payrolls report showed 255,000 new jobs added, exceeding market expectations and countering a disappointing second quarter 2016 gross domestic product (“GDP”) report that showed growth of 1.2%. The ECB kept interest rates unchanged during

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

July 2016. The BoJ, meanwhile, fell short of market expectations with the announcement of an equity purchase program and the absence of changes to key policy tools, such as an interest rate cut and increased government bond purchases. In August 2016, the Bank of England (“BoE”) unveiled a “timely, coherent and comprehensive package,” as described by Governor Mark Carney, which included a number of measures intended to help the U.K. economy navigate a post-Brexit environment. Although the ECB kept monetary policy unchanged during the month, the European and U.K. credit markets received technical, or supply/demand, support from the ongoing corporate bond purchases of central banks. In the U.S., non-farm payroll gains moderated in August 2016 and manufacturing and services data weakened, but continued hawkish comments from the Fed boosted market expectations of a rate hike by the end of 2016. However, at its September 2016 policy meeting, the Fed kept short-term interest rates unchanged. In Japan, during September 2016, the BoJ announced a new “yield curve control” framework designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. (A yield curve indicates a spectrum of maturities.) During the third quarter of 2016, the U.S. dollar depreciated versus many world currencies.

In the fourth quarter of 2016, spread sectors generally outperformed U.S. Treasury securities in a reversal from the volatile start to the calendar year. Commodity prices stabilized and crude oil prices rose following an agreement in November 2016 by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC producers to cut production, which provided support for energy issuers within the corporate credit market as well as for oil-exporting emerging economies. Donald Trump’s victory in the November 2016 U.S. election marked an important regime change in monetary, fiscal and regulatory policy. Market expectations shifted toward a faster pace of Fed monetary policy tightening, increased fiscal stimulus and a potentially looser regulatory agenda. After the U.S. election, global interest rates rose and the U.S. dollar strengthened versus most developed market and emerging market currencies. The U.S. economy strengthened, with strong job growth and increased consumer spending reported. In December 2016, the Fed raised the targeted federal funds rate 0.25% to a range of between 0.50% and 0.75%. The rate hike resulted in a further rise in U.S. Treasury yields, with a notable increase in shorter-term yields, and additional appreciation in the U.S. dollar. In the Eurozone, the ECB announced it would reduce its monthly pace of asset purchases starting in April 2017 but said it would maintain its monetary easing policies throughout 2017. Meanwhile, Italy voted to reject constitutional reforms, while the outcome of Austria’s election defied the populist tide that had claimed victories in the U.K. and U.S. during 2016.

For the Reporting Period overall, high yield corporate bonds outperformed U.S. Treasuries, posting a double-digit gain. Sovereign emerging market debt and investment grade corporate bonds also outpaced U.S. Treasuries, followed by commercial mortgage-backed securities, agency securities and asset-backed securities. Mortgage-backed securities slightly underperformed U.S. Treasuries. The U.S. Treasury yield curve flattened during the Reporting Period and shifted upwards, though it steepened during the final three months of the calendar year. The yield on the bellwether 10-year U.S. Treasury rose approximately 16 basis points to end the Reporting Period at 2.43%. (A basis point is 1/100th of a percentage point. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows; opposite of steepening.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Our sector and country strategies contributed positively to the Fund’s performance during the Reporting Period. Within our sector strategies, the Fund was helped most by its positions in the securitized sector. This was offset somewhat by its positions in corporate credit, which detracted. Within our country strategy, the Fund benefited from its overweight in Europe and the U.S. versus its underweight in Japan and the U.K. In addition, an overweight in Canada versus an underweight in the U.S. added to results. The Fund was also modestly helped by an overweight in Australia.

Our duration and currency strategies detracted from Fund returns. Within our duration strategy, the Fund was hampered by its short duration position. Duration is a measure of sensitivity to changes in interest rates. Within our currency strategy, the Fund’s long position in the Mexican peso hurt performance. The currency came under extreme pressure after Donald Trump was elected U.S. president because of broad concerns about his future trade policies.

What fixed income market sectors most significantly affected Fund performance?

During the Reporting Period, the Fund benefited most from its positions in the securitized sector, led by its holdings of agency mortgage-backed securities and high-quality collateralized loan obligations (“CLOs”). Within our government/swaps strategy, steepening positions on the yield curves of various European countries added to performance. We implemented these positions based on our belief that European interest rates would rise. Exposure to U.S. Treasury inflation protected securities (“TIPS”) also bolstered returns. The Fund’s investments in municipal bonds, especially Puerto Rico municipal bonds, enhanced results. In addition, exposure to Brazilian local emerging market debt contributed positively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Conversely, the Fund was hurt by its positions in corporate credit. More specifically, the Fund was underweight investment grade corporate bonds and high yield corporate bonds, both of which rallied strongly during the Reporting Period. Individual issue selection among high yield corporate bonds also detracted from performance during the Reporting Period.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The combined effect of the Fund’s tactical duration and yield curve positioning detracted from its performance. During the Reporting Period, we tactically moved the Fund in and out of a short duration position on the U.S. Treasury yield curve. The short duration position hurt performance during the first half of the Reporting Period, but provided modestly positive results in the second half when yields rose.

How did the Fund use derivatives and similar instruments during the Reporting Period?

We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S. and Eurozone markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign currency exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. We also employed forward sales contracts to implement long and short views within our currency strategy. In addition, we used written options contracts to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). The Fund also employed credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating). Interest rate swaps were used to manage exposure to fluctuations in interest rates. Total return swaps were utilized to manage yield curve exposure across various strategies within the Fund.

During the Reporting Period, our currency strategy, which is implemented through derivatives, detracted from performance. Our duration strategy, which employs derivatives to implement interest rate views, also had a negative effect on results. Credit default swaps used to express our views on corporate credit and to manage the Fund’s exposure to credit spreads detracted from performance as well. Conversely, our country strategy, which utilizes derivatives to implement interest rate views, contributed positively.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors. During the Reporting Period, we were broadly cautious about corporate credit and focused the Fund primarily on high quality positions within the securitized sector. Within our currency strategy, we closely managed the Fund’s long position in the Mexican peso heading into the U.S. elections and chose to reduce that position after the result became clear. Within our country strategy, we added overweight positions in Canada and Australia versus an underweight in the U.S. This positioning was implemented as the Bank of Canada indicated plans to raise interest rates, and the Reserve Bank of Australia, which is balancing the impact of strengthening commodity prices and weak economic growth, left its overnight money market interest rate unchanged. We expect both central banks to maintain their easing biases in the near term. Within our duration strategy, we ended the Reporting Period with a short duration position on the U.S. Treasury yield curve, as U.S. Treasury yields trended higher after the Fed decided to raise interest rates at its December 2016 policy meeting. The Fed noted the hike was warranted given “realized and expected labor market conditions and inflation.” We believe the rise in U.S. Treasury yields, coupled with a stronger U.S. dollar, resulted in tighter financial conditions, though the impact appears to have been relatively modest given improved economic growth and the potential for higher oil prices.

How was the Fund positioned at the end of the Reporting Period?

At the end of the Reporting Period, we maintained a cautious stance on corporate credit, as we believe the U.S. is in the later stage of the credit cycle. Accordingly, the Fund was broadly underweight corporate credit, but held select positions in high yield corporate bonds and investment grade corporate bonds. In addition, the Fund held high-quality securitized assets, such as CLOs and Federal Family Education Loan Program (“FFELP”) student loan asset-backed securities. Within emerging markets debt, the Fund

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

was underweight China. It had modest exposure across Puerto Rico municipal bonds. Also, the Fund was positioned — primarily through our country and currency strategies — based on our view that global monetary policy divergence would continue into 2017. Through our country strategy, the Fund was overweight Canada and Australia and underweight the U.S. Through our currency strategy, the Fund was overweight in the U.S. dollar and underweight a basket of Asian currencies, such as the South Korean won and the Taiwan dollar. Within our duration strategy, the Fund held a short duration position on the U.S. Treasury yield curve at the end of the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we expected the long economic recovery, which followed the 2008-2009 financial crisis, to continue during 2017. In our view, growth is poised to broaden to more countries, with the world economy drawing on more sources of strength than at any time since 2010.

In some respects, our outlook is an extension of our views at the start of the Reporting Period. However, we note the emergence of four transitional factors. First, populism is challenging globalism and creating new downside risks. Second, we believe concerns about low economic growth are giving way to concerns about inflation. Third, we believe the focus on monetary policy is shifting toward fiscal policy. Fourth, in our view, concerns about new regulation are moving toward hopes for deregulation.

Our three strongest convictions for the 2017 calendar year are continued strength in the U.S. economy; monetary policy divergence reaching new extremes, which we believe could potentially drive repricing across the interest rate markets; and higher volatility, largely fueled by political anxieties. We believe these developments point to more opportunity for relative value trades in the near term and indicate that risks from directional exposure to rising interest rates have increased. (Directional is defined as a strategy based on an assessment of a market’s, asset class’ or specific security’s anticipated direction.)

From an investment perspective, then, we considered relative value positions in interest rates and currencies more attractive than directional positions at the end of the Reporting Period. We also preferred securitized credit for its yield potential, while we were cautiously optimistic about corporate credit.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Index Definitions

The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

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FUND BASICS

Strategic Income Fund

as of December 31, 2016

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/16	One Year	Since Inception	Inception Date
Institutional	1.21%	-0.41%	4/14/14
Service	0.93	-0.72	4/14/14
Advisor	0.74	-0.85	4/14/14

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.87%	1.69%
Service	1.12	1.96
Advisor	1.27	2.13

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“U.S. Government Agency Securities” include agency securities offered by companies such as the Federal Home Loan Bank (“FHLB”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government, and they otherwise operate like any other publicly traded company.

[5]	“Mortgage-Backed Securities” are guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $10,000 investment made on April 14, 2014 (commencement of the Fund’s operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service and Advisor Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Income Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 14, 2014 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Since Inception
Institutional (Commenced April 14, 2014)	1.21%	-0.41%
Service (Commenced April 14, 2014)	0.93%	-0.72%
Advisor (Commenced April 14, 2014)	0.74%	-0.85%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stock – 0.2%
Energy – 0.2%
5,847	Magnum Hunter Resources Corp.*	$64,317
(Cost $58,340)

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds – 8.3%
	Banks – 5.3%
	Cie de Financement Foncier SA
EUR	200,000	3.750%	01/24/17	$211,010
	DNB Boligkreditt A/S
	200,000	3.375	01/20/17	210,890
	HSBC SFH France SA
	450,000	3.375	01/20/17	474,503
	Nordea Hypotek AB
	480,000	3.500	01/18/17	506,050
	PNC Preferred Funding Trust II(a)(b)(c)
	$100,000	2.186	12/31/49	96,500

				1,498,953

	Consumer Services – 0.2%
	MGM Resorts International
	50,000	8.625	02/01/19	56,125

	Containers & Packaging(a)(b) – 0.4%
	ARD Finance SA
EUR	100,000	6.625	09/15/23	105,549

	Energy – 0.8%
	Carrizo Oil & Gas, Inc.(b)
	$50,000	7.500	09/15/20	51,875
	Chesapeake Energy Corp.(a)(b)
	25,000	8.000	01/15/25	25,500
	Halcon Resources Corp.(a)(b)
	50,000	8.625	02/01/20	52,125
	Laredo Petroleum, Inc.(b)
	25,000	5.625	01/15/22	24,969
	Petrobras Global Finance BV
	20,000	4.875	03/17/20	19,679
	30,000	8.375	05/23/21	32,319
	Petroleos Mexicanos
	10,000	5.500	06/27/44	8,322
	10,000	6.375	01/23/45	9,100

				223,889

	Food & Beverage – 0.2%
	Constellation Brands, Inc.
	50,000	7.250	05/15/17	51,000

	Healthcare – 0.2%
	Tenet Healthcare Corp.
	50,000	6.250	11/01/18	52,875

	Corporate Bonds – (continued)
	Noncaptive-Financial – 0.3%(b)
	Nationstar Mortgage LLC
	$50,000	6.500%	08/01/18	$50,750
	Speedy Cash Intermediate Holdings Corp.(a)
	25,000	10.750	05/15/18	23,750

				74,500

	Pipelines – 0.2%(b)(c)
	Enterprise Products Operating LLC Series A
	75,000	4.593	08/01/66	70,540

	Wireless Telecommunications – 0.5%
	Sprint Communications, Inc.
	50,000	9.125	03/01/17	50,500
	50,000	8.375	08/15/17	51,750
	T-Mobile USA, Inc.(b)
	50,000	6.250	04/01/21	51,937

				154,187

	Wirelines Telecommunications – 0.2%(b)
	Windstream Services LLC
	50,000	7.750	10/15/20	51,000

	TOTAL CORPORATE BONDS
	(Cost $2,313,157)			$2,338,618

	Mortgage-Backed Security – 0.6%
	FNMA – 0.6%
	$147,530	6.000%	09/01/36	$166,582
	(Cost $165,716)

	Collateralized Mortgage Obligations – 12.2%
	Adjustable Rate Non-Agency(c) – 1.3%
	Alternative Loan Trust Series 2005-51, Class 2A1(b)
	$46,858	1.039%	11/20/35	$38,404
	Alternative Loan Trust Series 2006-HY11, Class A1(b)
	55,911	0.876	06/25/36	45,640
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
	37,774	0.896	07/25/47	32,942
	HomeBanc Mortgage Trust Series 2006-1, Class 3A2(b)
	108,319	2.749	04/25/37	79,409
	IndyMac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1(b)
	49,832	3.351	09/25/36	43,452
	JP Morgan Alternative Loan Trust Series 2006-A5, Class 1A1(b)
	41,276	0.916	10/25/36	36,805
	Lehman XS Trust Series 2005-7N, Class 1A1A(b)
	44,881	1.026	12/25/35	40,494
	Lehman XS Trust Series 2006-14N, Class 1A1A(b)
	71,239	0.946	09/25/46	62,674

				379,820

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – (continued)
Agency Multi-Family – 3.3%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
$400,000	2.373%	05/25/22	$399,649
FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2(c)
500,000	3.320	02/25/23	523,330

			922,979

Interest Only(d) – 4.6%
FHLMC Series 2014-4314, Class SE(b)
1,030,155	5.346	03/15/44	182,929
FHLMC Series 2014-4320, Class SD(b)
92,578	5.396	07/15/39	14,982
FHLMC Series 2016-4583, Class ST(b)
922,019	5.296	05/15/46	180,251
FNMA Series 2011-124, Class SC
477,253	5.794	12/25/41	89,446
FNMA Series 2013-121, Class SA
772,618	5.344	12/25/43	125,107
FNMA Series 2013-130, Class SN
773,662	5.894	10/25/42	145,994
FNMA Series 2014-87, Class MS
428,392	5.494	01/25/45	70,613
FNMA Series 2015-81, Class SA
317,953	4.944	11/25/45	45,100
GNMA Series 2010-101, Class S(b)
726,251	5.261	08/20/40	126,097
GNMA Series 2010-20, Class SE(b)
403,488	5.511	02/20/40	69,550
GNMA Series 2010-31, Class SA(b)
125,906	5.011	03/20/40	20,012
GNMA Series 2013-152, Class SG(b)
103,720	5.411	06/20/43	17,442
GNMA Series 2013-181, Class SA(b)
434,135	5.361	11/20/43	72,694
GNMA Series 2015-110, Class MS(b)
466,430	4.971	08/20/45	70,554
GNMA Series 2015-159, Class HS(b)
342,884	5.461	11/20/45	58,185

			1,288,956

Regular Floater(b)(c) – 3.0%
Alternative Loan Trust Series 2005-36, Class 2A1A
68,242	1.066	08/25/35	50,778
Banc of America Alternative Loan Trust Series 2005-4, Class CB1
196,322	0.992	05/25/35	158,200
Connecticut Avenue Securities Series 2014-C03, Class 1M1
5,263	1.956	07/25/24	5,270
GreenPoint Mortgage Funding Trust Series 2006-AR1, Class A1A
382,198	1.046	02/25/36	333,836
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A(a)
150,000	1.637	09/10/18	150,000

Collateralized Mortgage Obligations – (continued)
Regular Floater(b)(c) – (continued)
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A(a)
$150,000	1.837%	03/10/19	$150,000

			848,084

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $3,372,562)			$3,439,839

U.S. Government Agency Security – 2.9%
FHLB(c)
$825,000	0.806%	10/27/17	$826,226
(Cost $825,000)

Asset-Backed Securities – 21.8%
Airlines(a)(b) – 0.2%
Continental Airlines Pass-Through Certificates Series 2012-3, Class C
$50,000	6.125%	04/29/18	$51,938

Collateralized Loan Obligations(a)(c) – 14.3%
Acis CLO Ltd. Series 2014-4A, Class ACOM(b)
150,000	2.371	05/01/26	148,680
Anchorage Capital CLO IV Ltd. Series 2014-4A, Class A1A(b)
250,000	2.340	07/28/26	250,005
Apidos CLO X Series 2012-10A, Class A(b)
500,000	2.307	10/30/22	500,017
Crown Point CLO III Ltd. Series 2015-3A, Class ACOM(b)
250,000	2.559	12/31/27	249,125
GoldenTree Loan Opportunities IX Ltd. Series 2014-9A, Class AR
250,000	2.238	10/29/26	249,998
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(b)
250,000	2.272	07/25/27	249,050
Hildene CLO II Ltd. Series 2014-2A, Class A(b)
250,000	2.328	07/19/26	249,846
Monroe Capital BSL CLO Ltd. Series 2015-1A, Class ACOM
200,000	2.469	05/22/27	199,640
Ocean Trails CLO IV Series 2013-4A, Class A(b)
250,000	2.202	08/13/25	250,023
OCP CLO Ltd. Series 2015-8A, Class A1(b)
250,000	2.410	04/17/27	250,110
OCP CLO Ltd. Series 2016-12A, Class A1(b)
150,000	2.456	10/18/28	150,311
OFSI Fund VI Ltd. Series 2014-6A, Class A1(b)
200,000	1.910	03/20/25	197,818
OFSI Fund VII Ltd. Series 2014-7A, Class ACOM
100,000	2.520	10/18/26	99,500
Regatta IV Funding Ltd. Series 2014-1A, Class ACOM(b)
250,000	0.000	07/25/26	249,100
Trinitas CLO II Ltd. Series 2014-2A, Class ACOM(b)
250,000	0.000	07/15/26	246,875

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Asset-Backed Securities – (continued)
	Collateralized Loan Obligations(a)(c) – (continued)
	Trinitas CLO III Ltd. Series 2015-3A, Class A2(b)
	$150,000	2.390%	07/15/27	$149,943
	Wasatch Ltd. Series 2006-1A, Class A1B
	218,731	1.057	11/14/22	214,435
	Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM(b)
	150,000	2.471	07/16/27	148,755

				4,053,231

	Home Equity(b) – 1.7%
	Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH1, Class M3(c)
	100,000	1.156	01/25/36	91,879
	Credit-Based Asset Servicing & Securitization LLC Series 2005-CB8, Class AF2(e)
	9,789	3.986	12/25/35	9,834
	Credit-Based Asset Servicing & Securitization LLC Series 2005-CB8, Class AF3(e)
	25,000	3.986	12/25/35	23,925
	GSAMP Trust Series 2006-HE8, Class A2C(c)
	44,279	0.926	01/25/37	37,239
	Lehman XS Trust Series 2007-3, Class 1BA2(c)
	43,044	1.793	03/25/37	33,380
	Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A(c)
	149,991	0.926	11/25/36	61,321
	Saxon Asset Securities Trust Series 2007-2, Class A2C(c)
	82,452	0.996	05/25/47	59,610
	Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-NC2, Class M4(c)
	100,000	1.226	05/25/35	93,272
	VOLT XXV LLC Series 2015-NPL8, Class A1(a)(e)
	63,339	3.500	06/26/45	63,366

				473,826

	Student Loans(b)(c) – 5.6%
	Access Group, Inc. Series 2006-1, Class A2
	7,472	1.040	08/25/23	7,454
	Access Group, Inc. Series 2015-1, Class A(a)
	75,127	1.456	07/25/56	74,245
	Bank of America Student Loan Trust Series 2010-1A, Class A(a)
	47,826	1.682	02/25/43	47,512
	ECMC Group Student Loan Trust Series 2016-1A, Class A(a)
	139,270	2.106	07/26/66	138,860
	Navient Student Loan Trust Series 2016-5A, Class A(a)
	293,500	2.006	06/25/65	297,804
	Navient Student Loan Trust Series 2016-7A, Class A(a)
	148,203	1.906	03/25/66	149,714
	PHEAA Student Loan Trust Series 2016-1A, Class A(a)
	186,672	1.906	09/25/65	187,141
	Scholar Funding Trust Series 2010-A, Class A(a)
	52,916	1.640	10/28/41	51,884
	SLM Student Loan Trust Series 2003-14, Class A5
	27,639	1.112	01/25/23	27,541

	Asset-Backed Securities – (continued)
	Student Loans(b)(c) – (continued)
	SLM Student Loan Trust Series 2007-1, Class A5
	$232,609	0.972%	01/26/26	$230,356
	SLM Student Loan Trust Series 2008-5, Class A4
	87,314	2.582	07/25/23	87,797
	SLM Student Loan Trust Series 2012-3, Class A
	129,869	1.406	12/26/25	126,410
	SunTrust Student Loan Trust Series 2006-1A, Class A4(a)
	182,717	1.080	10/28/37	170,166

				1,596,884

	TOTAL ASSET-BACKED SECURITIES
	(Cost $6,131,027)			$6,175,879

	Foreign Government Securities – 7.5%
	Brazilian Government International Bond(f)
BRL	174,000	6.000%	08/15/50	$163,415
	Dominican Republic International Bond
	$100,000	5.875	04/18/24	100,000
	100,000	5.500	01/27/25	96,250
	European Stability Mechanism Treasury Bill(g)
EUR	1,400,000	0.000	01/12/17	1,473,938
	Indonesia Government International Bond
	$200,000	4.125	01/15/25	198,750
	Mexico Government International Bond Series M
MXN	644,300	7.750	12/14/17	31,459
	1,213,200	7.750	11/23/34	57,988

	TOTAL FOREIGN GOVERNMENT SECURITIES
	(Cost $2,305,198)			$2,121,800

	Municipal Bonds(b) – 1.5%
	Puerto Rico – 1.5%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A
	$5,000	6.000%	07/01/44	$3,794
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A
	10,000	5.500	07/01/28	7,725
	5,000	5.000	07/01/33	3,738
	5,000	5.125	07/01/37	3,737
	10,000	5.750	07/01/37	7,525
	5,000	5.250	07/01/42	3,750
	Puerto Rico Commonwealth GO Bonds Series 2014 A(f)
	100,000	8.000	07/01/35	67,250
	Puerto Rico Commonwealth GO Refunding for Public Improvement Series 2008 A(f)
	20,000	5.500	07/01/32	12,450
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A
	15,000	5.500	08/01/28	7,050
	25,000	6.000	08/01/42	12,000

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds(b) – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A
$15,000	5.500%	08/01/37	$7,050
155,000	5.375	08/01/39	72,850
115,000	5.500	08/01/42	54,050
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C
10,000	5.375	08/01/38	4,700
55,000	6.000	08/01/39	26,675
105,000	5.250	08/01/41	49,350
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1
170,000	5.000	08/01/43	79,900
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A
15,000	6.750	08/01/32	7,500

			431,094

TOTAL MUNICIPAL BONDS
(Cost $514,888)			$431,094

Loan Participations(b)(c)(f)(h) – 0.7%
Electric – 0.1%
Calpine Corp.
$25,000	2.520%	11/30/17	$25,073

Energy – 0.0%
American Energy — Marcellus, LLC
25,000	5.250	08/04/20	13,542
Magnum Hunter Resources Corp.
8,794	16.000	04/15/19	8,794

			22,336

Entertainment – 0.1%
Lions Gate Entertainment Corp.
25,000	3.750	12/08/23	25,125

Healthcare – 0.1%
Valeant Pharmaceuticals International, Inc.
23,851	5.000	02/13/19	23,815

Media – 0.3%
Checkout Holding Corp.
25,000	7.750	04/11/22	17,812
Getty Images, Inc.
57,663	4.750	10/18/19	50,215

			68,027

Technology – 0.1%
BMC Software Finance, Inc.
23,891	5.000	09/10/20	23,831

TOTAL LOAN PARTICIPATIONS
(Cost $199,551)			$188,207

U.S. Treasury Obligations – 19.3%
U.S. Treasury Bonds
$300,000	3.625%	08/15/43	$332,826
180,000	3.750	11/15/43	204,174
190,000	3.625	02/15/44	210,712
50,000	3.000	05/15/45	49,338
130,000	2.875	08/15/45	125,129
U.S. Treasury Inflation Indexed Bonds (TIPS)
55,920	2.125	02/15/40	69,384
U.S. Treasury Inflation Indexed Notes (TIPS)
515,810	0.125	04/15/19	522,459
103,223	0.125	04/15/20	104,351
314,175	0.125	01/15/23	312,221
155,808	0.375	07/15/23	157,385
264,690	0.125	07/15/24	260,397
12,232	0.375	07/15/25	12,179
U.S. Treasury Notes
200,000	0.875	11/30/17	199,988
200,000	1.000	12/31/17	200,156
200,000	1.750	09/30/19	201,946
800,000	1.375	04/30/21	784,824
1,490,000	2.000	12/31/21	1,495,469
99,000	2.250	12/31/23	99,077
100,000	2.375	08/15/24	100,488

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,510,593)			$5,442,503

Shares	Distribution Rate	Value
Investment Company(c)(i) – 0.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
143,083	0.455%	$143,083
(Cost $143,083)

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Short-Term Investments(g) – 24.9%
	Foreign Government Security – 7.2%
	Mexico Government International Bond
MXN	6,049,590	0.000%	02/02/17	$290,239
	3,332,010	0.000	02/16/17	159,468
	4,164,290	0.000	02/23/17	199,232
	3,633,220	0.000	03/02/17	173,480
	9,010,820	0.000	03/16/17	429,177
	4,557,680	0.000	03/30/17	216,561
	12,048,520	0.000	06/08/17	564,802

				2,032,959

	U.S. Government Agency Security – 17.7%
	FNMA
	5,000,000	0.000	01/03/17	5,000,000

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $7,067,926)			$7,032,959

	TOTAL INVESTMENTS – 100.4%
	(Cost $28,607,041)			$28,371,107

	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(100,528)

	NET ASSETS – 100.0%			$28,270,579

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,889,285, which represents approximately 20.8% of net assets as of December 31, 2016.
(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.
(d)	Inverse floating rate security. Interest rate disclosed is that which is in effect on December 31, 2016.
(e)	Step Bond. Coupon rate is fixed for an initial period then it resets at a specified date and rate.
(f)	Security is currently in default.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility on December 31, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the

London-Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(i)	Represents an affiliated issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
CD KSDA	—Certificates of Deposit by the Korean Securities Dealers Association
CDI	—Average One-Day Interbank Deposit
EURIBOR	—Euro Interbank Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
RB	—Revenue Bond
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—Interbank Equilibrium Interest Rate
TIPS	—Treasury Inflation-Protected Securities
WIBOR	—Warsaw InterBank Offered Rate

Currency Abbreviations:
ARS	—Argentina peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Renminbi
CNY	—Chinese Yuan
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israel New Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippines peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	ARS	608,033	USD	37,529	01/06/17	$38,190	$661
	ARS	556,614	USD	34,264	01/18/17	34,506	242
	ARS	281,102	USD	17,119	01/25/17	17,343	224
	AUD	79,000	NZD	81,860	03/15/17	56,913	164
	BRL	3,560,338	USD	1,064,352	01/04/17	1,093,908	29,556
	BRL	276,931	USD	82,499	02/02/17	84,323	1,824
	CAD	154,120	USD	114,000	03/15/17	114,883	883
	CHF	304,447	EUR	283,410	03/15/17	300,301	917
	CLP	18,320,956	USD	27,235	01/19/17	27,322	87
	CNH	826,831	USD	116,698	03/15/17	118,576	1,878
	CNY	546,642	USD	76,732	04/05/17	76,777	45
	CZK	4,292,868	EUR	159,275	06/21/17	169,173	47
	EUR	138,032	CZK	3,712,592	06/21/17	146,568	263
	EUR	109,000	GBP	91,512	03/15/17	115,143	2,167
	EUR	107,407	SEK	1,026,775	03/15/17	113,461	290
	EUR	672,043	USD	698,730	02/09/17	708,777	10,047
	EUR	881,465	USD	924,193	03/15/17	931,145	6,952
	GBP	46,389	EUR	54,000	03/15/17	57,269	226
	GBP	46,000	USD	56,699	03/15/17	56,790	91
	HUF	32,848,837	EUR	104,947	03/16/17	112,019	1,151
	INR	1,448,561	USD	21,266	01/09/17	21,318	52
	INR	14,182,981	USD	208,053	01/30/17	208,179	126
	INR	921,107	USD	13,486	02/03/17	13,514	28
	JPY	5,336,304	EUR	43,362	03/15/17	45,818	12
	JPY	80,294,392	USD	684,000	03/15/17	689,411	5,411
	MYR	108,000	USD	23,989	01/12/17	24,077	88
	MYR	57,111	USD	12,714	01/19/17	12,724	10
	NOK	994,329	EUR	109,000	03/15/17	115,199	57
	PHP	5,521,217	USD	110,768	01/19/17	111,034	266
	PLN	1,517,148	EUR	339,356	03/15/17	362,104	3,622
	PLN	3,217,716	USD	763,451	03/15/17	767,986	4,535
	RUB	2,714,516	USD	41,215	01/20/17	44,044	2,829
	RUB	29,236,483	USD	457,599	01/26/17	473,449	15,850
	SEK	19,645,787	EUR	2,020,188	03/15/17	2,165,342	31,294
	SEK	2,445,858	EUR	250,585	03/22/17	269,696	4,880
	SEK	1,303,000	USD	142,818	01/27/17	143,254	436
	SEK	481,095	USD	51,749	03/15/17	53,026	1,277
	USD	273,393	AUD	366,415	01/12/17	264,362	9,031
	USD	972,510	AUD	1,315,127	03/15/17	947,431	25,079
	USD	180,565	BRL	582,521	02/02/17	177,373	3,192

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc. (continued)	USD	110,012	CAD	143,937	01/20/17	$107,226	$2,786
	USD	332,883	CAD	438,317	03/15/17	326,726	6,157
	USD	438,878	CAD	588,111	03/22/17	438,425	453
	USD	27,000	CLP	17,725,500	01/19/17	26,434	566
	USD	51,038	CNH	357,518	01/20/17	50,943	95
	USD	55,445	CNH	386,812	01/23/17	55,059	386
	USD	347,340	CNH	2,429,391	03/15/17	342,965	4,375
	USD	76,733	CNH	546,757	04/05/17	76,696	37
	USD	1,575,242	EUR	1,402,313	01/12/17	1,476,988	98,254
	USD	174,598	EUR	164,125	03/15/17	173,376	1,222
	USD	1,072,531	GBP	855,234	01/06/17	1,054,069	18,462
	USD	1,270,807	GBP	1,006,927	03/15/17	1,243,104	27,703
	USD	181,535	IDR	2,413,204,530	01/12/17	178,573	2,962
	USD	57,000	IDR	771,141,600	01/27/17	56,950	50
	USD	56,943	ILS	216,950	03/15/17	56,431	512
	USD	93,508	JPY	10,199,728	01/11/17	87,324	6,184
	USD	962,871	JPY	111,123,596	03/15/17	954,113	8,758
	USD	490,597	KRW	566,952,427	01/13/17	469,628	20,969
	USD	782,755	KRW	919,987,930	01/19/17	762,034	20,721
	USD	282,677	KRW	330,234,332	01/20/17	273,534	9,143
	USD	57,000	KRW	68,473,188	01/31/17	56,712	288
	USD	120,747	KRW	143,115,150	02/09/17	118,530	2,217
	USD	105,686	MXN	2,186,623	01/20/17	105,219	467
	USD	292,900	MXN	6,005,978	02/02/17	288,399	4,501
	USD	161,689	MXN	3,299,107	02/16/17	158,166	3,523
	USD	182,637	MXN	3,752,191	02/23/17	179,749	2,888
	USD	175,550	MXN	3,589,269	03/02/17	171,811	3,739
	USD	287,058	MXN	5,938,699	03/15/17	283,803	3,255
	USD	432,939	MXN	8,883,599	03/16/17	424,479	8,460
	USD	217,345	MXN	4,483,891	03/30/17	213,852	3,493
	USD	559,680	MXN	11,715,776	06/08/17	552,755	6,925
	USD	119,218	MYR	526,946	01/12/17	117,479	1,739
	USD	23,731	NOK	200,821	01/27/17	23,262	469
	USD	79,911	NOK	672,497	03/15/17	77,914	1,997
	USD	71,490	NZD	99,000	01/09/17	68,762	2,728
	USD	358,721	NZD	503,556	03/15/17	349,085	9,636
	USD	8,793	PLN	36,545	01/26/17	8,729	64
	USD	171,000	RUB	10,505,889	01/26/17	170,130	870
	USD	344,032	SGD	491,688	03/15/17	339,405	4,627
	USD	243,973	TRY	865,983	03/15/17	241,882	2,091
	USD	403,094	TWD	12,856,676	01/12/17	397,051	6,043
	USD	491,401	TWD	15,497,308	01/13/17	478,558	12,843

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc. (continued)	USD	705,698	TWD	22,491,980	01/20/17	$694,114	$11,584
	USD	277,449	TWD	8,758,768	06/16/17	271,145	6,304
	USD	298,162	TWD	9,505,823	06/20/17	294,316	3,846
	USD	51,000	ZAR	707,827	03/15/17	50,862	138
	ZAR	813,357	USD	57,000	03/15/17	58,445	1,445
TOTAL							$501,765

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	ARS	374,000	USD	23,293	01/25/17	$23,075	$(218)
	AUD	337,216	USD	251,436	01/12/17	243,295	(8,141)
	AUD	392,000	USD	287,429	03/15/17	282,401	(5,028)
	CAD	106,455	USD	80,181	01/20/17	79,303	(878)
	CAD	379,223	USD	285,000	03/15/17	282,677	(2,323)
	CLP	39,699,181	USD	59,253	01/19/17	59,204	(49)
	CNH	1,602,559	USD	227,374	03/15/17	225,491	(1,883)
	CNY	357,263	USD	51,038	01/20/17	51,034	(4)
	CNY	387,006	USD	55,445	01/23/17	55,222	(223)
	COP	67,608,541	USD	22,687	01/17/17	22,462	(225)
	COP	233,238,726	USD	77,488	01/26/17	77,340	(148)
	CZK	2,886,900	EUR	107,382	06/21/17	113,766	(256)
	CZK	3,810,029	EUR	142,543	09/20/17	151,476	(650)
	CZK	1,296,711	EUR	48,516	09/21/17	51,559	(222)
	CZK	4,910,115	EUR	183,551	11/21/17	196,447	(194)
	CZK	1,488,838	EUR	55,626	11/22/17	59,573	(25)
	EUR	113,450	HUF	35,454,505	03/16/17	119,851	(1,054)
	EUR	110,000	PLN	490,323	03/15/17	116,200	(828)
	EUR	358,593	SEK	3,452,924	03/15/17	378,804	(1,776)
	EUR	47,357	USD	50,630	03/15/17	50,026	(604)
	GBP	45,986	EUR	54,000	03/15/17	56,773	(271)
	GBP	46,000	JPY	6,661,490	03/15/17	56,789	(406)
	GBP	880,520	USD	1,095,172	01/06/17	1,085,235	(9,937)
	GBP	92,000	USD	114,439	03/15/17	113,579	(860)
	IDR	1,039,680,323	USD	78,823	01/09/17	77,009	(1,814)
	IDR	3,513,832,016	USD	265,168	01/12/17	260,017	(5,151)
	IDR	1,360,528,430	USD	101,746	01/17/17	100,610	(1,136)
	INR	6,078,420	USD	89,428	01/30/17	89,220	(208)
	JPY	22,414,736	EUR	183,383	03/15/17	192,454	(1,264)
	JPY	13,664,402	USD	123,510	01/11/17	116,986	(6,524)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc. (continued)	JPY	13,164,799	USD	114,000	03/15/17	$113,034	$(966)
	KRW	22,754,725	USD	19,544	01/13/17	18,848	(696)
	KRW	410,417,637	USD	345,458	01/19/17	339,951	(5,507)
	KRW	243,971,501	USD	203,337	01/20/17	202,082	(1,255)
	KRW	68,542,500	USD	57,000	01/31/17	56,770	(230)
	MXN	19,385,459	USD	945,751	03/15/17	926,407	(19,344)
	MYR	94,000	USD	21,171	01/09/17	20,957	(214)
	MYR	268,277	USD	60,243	01/19/17	59,770	(473)
	NOK	4,559,619	EUR	505,699	03/15/17	528,264	(5,937)
	NZD	102,858	USD	72,720	01/09/17	71,443	(1,277)
	NZD	471,152	USD	334,121	03/15/17	326,621	(7,500)
	RUB	7,005,785	USD	114,000	01/26/17	113,450	(550)
	TRY	527,926	USD	148,000	03/15/17	147,458	(542)
	TWD	9,313,806	USD	291,959	01/12/17	287,637	(4,322)
	TWD	3,877,445	USD	121,000	01/13/17	119,736	(1,264)
	TWD	1,822,148	USD	57,000	01/19/17	56,238	(762)
	TWD	5,488,747	USD	171,000	01/20/17	169,385	(1,615)
	USD	1,076,274	BRL	3,560,337	01/04/17	1,093,909	(17,635)
	USD	114,000	CAD	153,663	03/15/17	114,542	(542)
	USD	164,282	CLP	111,724,996	01/19/17	166,616	(2,334)
	USD	2,245,955	EUR	2,154,755	02/09/17	2,272,533	(26,578)
	USD	1,120,654	EUR	1,068,720	03/15/17	1,128,950	(8,296)
	USD	169,281	HUF	50,004,050	03/16/17	170,520	(1,239)
	USD	241,449	INR	16,468,004	01/30/17	241,720	(271)
	USD	627,000	JPY	73,538,764	03/15/17	631,407	(4,407)
	USD	116,656	PHP	5,847,260	01/19/17	117,590	(934)
	USD	354,000	RUB	22,354,618	01/26/17	362,007	(8,007)
	USD	139,112	SEK	1,269,140	01/27/17	139,531	(419)
	USD	57,000	TRY	204,093	03/15/17	57,006	(6)
	USD	23,000	ZAR	325,781	03/15/17	23,410	(410)
	ZAR	1,459,049	USD	105,414	03/15/17	104,842	(572)
TOTAL							$(176,404)

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
3 Year Australian Government Bonds	66	March 2017	$5,309,058	$(8,077)
90 Day Sterling	17	March 2017	2,608,505	654
90 Day Sterling	17	June 2017	2,607,851	686
90 Day Sterling	17	September 2017	2,607,327	1,018
90 Day Sterling	17	December 2017	2,606,542	1,339
Euro-Bund	30	March 2017	5,183,775	83,698
Euro-OAT	(3)	March 2017	(479,440)	(4,727)
Fed Fund 30 Day Futures	(12)	April 2017	(4,964,897)	304
U.S. Long Bonds	(9)	March 2017	(1,355,906)	(16,235)
10 Year U.S. Ultra Long Treasury Bond	(1)	March 2017	(134,063)	1,135
U.S. Ultra Long Treasury Bonds	2	March 2017	320,500	4,998
2 Year U.S. Treasury Notes	(42)	March 2017	(9,100,875)	4,955
5 Year U.S. Treasury Notes	(65)	March 2017	(7,648,164)	7,266
10 Year U.S. Treasury Notes	(22)	March 2017	(2,734,188)	3,428
TOTAL				$80,442

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on December 31, 2016	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America High Yield Index	$1,660	(5.000)%	12/20/21	3.548%	$(71,974)	$(33,482)
CDX North America Investment Grade Index	75	(1.000)	12/20/21	0.678	(857)	(301)
TOTAL					$(72,831)	$(33,783)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on December 31, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America NA	People’s Republic of China, 4.250%, 10/28/27	$210	(1.000)%	06/20/19	0.648%	$(662)	$(1,205)
	People’s Republic of China, 7.500%, 10/28/27	170	(1.000)	12/20/20	0.965	799	(1,076)
	People’s Republic of China, 7.500%, 10/28/27	130	(1.000)	06/20/21	1.081	1,079	(673)
Barclays Bank plc	People’s Republic of China, 7.500%, 10/28/27	120	(1.000)	06/20/21	1.081	746	(371)
Deutsche Bank AG	People’s Republic of China, 7.500%, 10/28/27	220	(1.000)	06/20/21	1.081	69	619
	People’s Republic of China, 7.500%, 10/28/27	50	(1.000)	12/20/21	1.173	99	290
JPMorgan Chase Bank NA	People’s Republic of China, 4.250%, 10/28/27	1,250	(1.000)	06/20/19	0.648	(2,964)	(8,149)
	People’s Republic of China, 7.500%, 10/28/27	1,420	(1.000)	12/20/20	0.965	8,968	(11,286)
	People’s Republic of China, 7.500%, 10/28/27	190	(1.000)	06/20/21	1.081	690	(97)
UBS AG	People’s Republic of China, 7.500%, 10/28/27	220	(1.000)	06/20/21	1.081	944	(257)
TOTAL						$9,768	$(22,205)

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
SEK	16,750		06/15/18	0.050%	3 Month STIBOR	$13,078	$734
	14,290	(a)	09/15/18	0.330	3 Month STIBOR	331	(724)
NZD	4,870	(a)	02/22/19	2.350	3 Month BBR	1,227	(13,286)
CAD	7,200	(a)	03/15/19	1.000	3 Month BA	(19,808)	3,393
GBP	4,270	(a)	03/15/19	0.600	3 Month LIBOR	5,177	5,295
	$7,520	(a)	03/15/19	3 Month LIBOR	1.250%	44,759	(290)
PLN	90		06/17/19	3.048	6 Month WIBOR	286	602
	90		06/17/19	6 Month WIBOR	3.045	0	(886)
	$8,400	(a)	12/20/19	2.250	3 Month LIBOR	2,692	8,458
MXN	3,470	(a)	03/11/20	5.250	1 Month TIIE	(2,882)	(7,293)
PLN	2,460		09/21/21	1.771	6 Month WIBOR	(2,982)	(11,248)
MXN	680	(a)	03/09/22	1 Month TIIE	5.500	1,578	1,436
CAD	2,520	(a)	03/15/22	1.250	3 Month BA	(18,372)	(4,986)
EUR	600	(a)	03/15/22	6 Month EURIBOR	0.000	5,932	(2,374)
NOK	13,320	(a)	03/15/22	1.500	6 Month NIBOR	(9,216)	2,841
NZD	1,210	(a)	03/15/22	3.000	3 Month BBR	4,707	(9,666)
SEK	17,590	(a)	03/15/22	3 Month STIBOR	0.500	(13,746)	(2,385)
	$1,940	(a)	03/15/22	3 Month LIBOR	1.500	42,599	5,849
EUR	230	(a)	08/16/24	0.250	6 Month EURIBOR	(1,108)	(3,906)
MXN	2,110	(a)	03/03/27	6.000	1 Month TIIE	(4,695)	(9,731)
EUR	370	(a)	03/15/27	0.750	6 Month EURIBOR	(2,371)	4,395
GBP	510	(a)	03/15/27	6 Month LIBOR	1.500	(3,371)	(11,574)
SEK	3,410	(a)	03/15/27	3 Month STIBOR	1.250	(96)	(3,491)
	$460	(a)	03/15/27	1.750	3 Month LIBOR	(29,702)	4,351
	1,190	(a)	12/20/28	3 Month LIBOR	2.790	(1,005)	(17,579)
GBP	820	(a)	03/15/32	6 Month LIBOR	1.750	(9,922)	(35,862)
JPY	18,470	(a)	03/15/37	6 Month LIBOR	0.750	(14)	(2,572)
EUR	910	(a)	03/15/47	6 Month EURIBOR	1.250	26,348	(27,164)
GBP	290	(a)	03/15/47	6 Month LIBOR	1.750	(13,262)	(15,547)
	$440	(a)	03/15/47	2.250	3 Month LIBOR	(40,223)	7,858
	TOTAL					$(24,061)	$(135,352)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2016.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000’s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)(b)
Bank of America NA	BRL	3,396	01/02/17	15.530%	1 Day CDI	$17,605
	KRW	290,710	11/04/17	2.060	3 Month CD KSDA	1,425
	BRL	226	01/04/21	11.980	1 Day CDI	2,084
		292	01/04/21	11.704	1 Day CDI	1,709
		274	01/04/21	11.763	1 Day CDI	1,834
	KRW	320,830	08/06/24	3 Month CD KSDA	2.970%	(24,502)
Deutsche Bank AG	KRW	142,230	10/06/17	2.245	3 Month CD KSDA	932
		209,280	10/15/17	2.253	3 Month CD KSDA	1,368
		173,640	11/04/17	2.075	3 Month CD KSDA	873
JPMorgan Chase Bank NA	KRW	1,612,725	07/29/17	1.630	3 Month CD KSDA	1,692
TOTAL						$5,020

(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $28,463,958)	$28,228,024
Investments in affiliated issuers, at value (cost $143,083)	143,083
Cash	411,904
Foreign currencies, at value (cost $30,740)	32,509
Receivables:
Collateral on certain derivative contracts(a)	795,112
Interest and dividends	139,492
Reimbursement from investment adviser	37,308
Upfront payments made on swap contracts	13,394
Fund shares sold	6,373
Investments sold	31
Unrealized gain on forward foreign currency exchange contracts	501,765
Variation margin on certain derivative contracts	16,421
Unrealized gain on swap contracts	30,431
Other assets	373
Total assets	30,356,220

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	176,404
Unrealized loss on swap contracts	47,616
Variation margin on certain derivative contracts	35,044
Payables:
Investments purchased	1,562,209
Fund shares redeemed	48,346
Investments purchased on an extended-settlement basis	23,733
Management fees	13,789
Distribution and Service fees and Transfer Agency fees	3,700
Upfront payments received on swap contracts	3,626
Accrued expenses	171,174
Total liabilities	2,085,641

Net Assets:
Paid-in capital	30,657,704
Distributions in excess of net investment income	(359,829)
Accumulated net realized loss	(2,013,625)
Net unrealized loss	(13,671)
NET ASSETS	$28,270,579
Net Assets:
Institutional	$18,892,302
Service	9,808
Advisor	9,368,469
Total Net Assets	$28,270,579
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	2,065,575
Service	1,073
Advisor	1,027,054
Net asset value, offering and redemption price per share:
Institutional	$9.15
Service	9.14
Advisor	9.12

(a)	Includes amounts segregated for initial margin and/or collateral on forward foreign currency exchange contract transactions, futures transactions and swaps transactions of $190,000, $294,846 and $310,266, respectively.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2016

Investment income:
Interest	$708,167
Dividends — affiliated issuers	13,676
Dividends — unaffiliated issuers	3,351
Total investment income	725,194

Expenses:
Professional fees	194,408
Management fees	184,737
Custody, accounting and administrative services	104,865
Printing and mailing costs	70,595
Distribution and Service fees(a)	32,390
Trustee fees	16,715
Transfer Agency fees(a)	6,159
Other	8,122
Total expenses	617,991
Less — expense reductions	(325,017)
Net expenses	292,974
NET INVESTMENT INCOME	432,220

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(390,343)
Futures contracts	193,568
Swap contracts	(296,180)
Forward foreign currency exchange contracts	(516,408)
Foreign currency transactions	13,434
Net change in unrealized gain (loss) on:
Investments	695,607
Futures contracts	68,539
Swap contracts	(284,053)
Forward foreign currency exchange contracts	345,459
Foreign currency translation	4,952
Net realized and unrealized loss	(165,425)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$266,795

(a) Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees		Transfer Agency Fees
Service	Advisor	Institutional	Service	Advisor
$25	$32,365	$4,537	$4	$1,618

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

From operations:
Net investment income	$432,220	$471,993
Net realized loss	(995,929)	(175,206)
Net change in unrealized gain (loss)	830,504	(847,108)
Net increase (decrease) in net assets resulting from operations	266,795	(550,321)

Distributions to shareholders:
From net investment income
Institutional Shares	(512,567)	(743,475)
Service Shares	(206)	(250)
Advisor Shares	(173,760)	(97,996)
Total distributions to shareholders	(686,533)	(841,721)

From share transactions:
Proceeds from sales of shares	6,037,854	16,426,940
Reinvestment of distributions	686,533	841,721
Cost of shares redeemed	(11,746,277)	(1,527,322)
Net increase (decrease) in net assets resulting from share transactions	(5,021,890)	15,741,339
TOTAL INCREASE (DECREASE)	(5,441,628)	14,349,297

Net assets:

Beginning of year	33,712,207	19,362,910
End of year	$28,270,579	$33,712,207
Undistributed (distributions in excess of) net investment income	$(359,829)	$97,298

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized loss	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	$9.25	$0.14	$(0.02)	$0.12	$(0.22)	$9.15	1.21%	$18,892	0.85%		1.88%		1.52%		142%
2016 - Service	9.25	0.11	(0.03)	0.08	(0.19)	9.14	0.93	10	1.13		2.20		1.22		142
2016 - Advisor	9.23	0.10	(0.02)	0.08	(0.19)	9.12	0.74	9,368	1.25		2.38		1.07		142
2015 - Institutional	9.70	0.16	(0.34)	(0.18)	(0.27)	9.25	(1.81)	28,036	0.86		1.82		1.71		176
2015 - Service	9.70	0.14	(0.35)	(0.21)	(0.24)	9.25	(2.16)	10	1.14		2.09		1.44		176
2015 - Advisor	9.69	0.13	(0.36)	(0.23)	(0.23)	9.23	(2.25)	5,666	1.26		2.26		1.35		176

FOR THE PERIOD ENDED DECEMBER 31,
2014 - Institutional (Commenced April 14, 2014)	10.00	0.09	(0.14)	(0.05)	(0.25)	9.70	(0.51)	18,180	0.86	(d)	2.77	(d)	1.23	(d)	157
2014 - Service (Commenced April 14, 2014)	10.00	0.07	(0.14)	(0.07)	(0.23)	9.70	(0.70)	10	1.13	(d)	3.05	(d)	0.96	(d)	157
2014 - Advisor (Commenced April 14, 2014)	10.00	0.09	(0.17)	(0.08)	(0.23)	9.69	(0.79)	1,173	1.26	(d)	2.64	(d)	1.30	(d)	157

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements

December 31, 2016

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Income Fund (the “Fund”). The Fund is a diversified Portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for

27

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Notes to Financial Statements (continued)

December 31, 2016

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. With the exception of treasury securities of G8 countries (not held in money market funds that use amortized cost as a valuation methodology), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to the Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2016

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii. Option Contracts — When the Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments (a)
North America	$—	$64,317	$—
Fixed Income
Corporate Bonds	—	2,338,618	—
Mortgage-Backed Security	—	166,582	—
Collateralized Mortgage Obligations	—	3,439,839	—
U.S. Treasury Obligations and/or Other U.S. Government Agency Securities	5,442,503	826,226	—
Asset-Backed Securities	—	6,175,879	—
Foreign Government Securities	—	2,121,800	—
Municipal Bonds	—	431,094	—
Loan Participations	—	165,871	22,336
Investment Company	143,083	—	—
Short-Term Investments	—	7,032,959	—
Total	$5,585,586	$22,763,185	$22,336

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$501,765	$—
Futures Contracts	109,481	—	—
Credit Default Swaps Contracts	—	909	—
Interest Rate Swaps Contracts	—	74,734	—
Total	$109,481	$577,408	$—

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2016

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(176,404)	$—
Futures Contracts	(29,039)	—	—
Credit Default Swaps Contracts	—	(56,897)	—
Interest Rate Swaps Contracts	—	(205,066)	—
Total	$(29,039)	$(438,367)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2016. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts and variation margin on certain derivative contracts	$909		Payable for unrealized loss on swap contracts and variation margin on certain derivative contracts	$(56,897	)(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	501,765		Payable for unrealized loss on forward foreign currency exchange contracts	(176,404)
Interest Rate	Receivable for unrealized gain on swap contracts and variation margin on certain derivative contracts	184,215	(a)	Payable for unrealized loss on swap contracts and variation margin on certain derivative contracts	(234,105	)(a)(b)
Total		$686,889			$(467,406)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2016 is reported within the Statement of Assets and Liabilities.
(b)	Aggregate of amounts represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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4.    INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(340,316)	$(36,813)	18
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(516,408)	345,459	425
Interest Rate	Net realized gain (loss) from investments, future contracts and swap contracts/Net change in unrealized gain (loss) on future contracts and swap contracts	233,795	(178,701)	152
Total		$(622,929)	$129,945	595

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2016.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2016

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2016:

	Derivative Assets(1)		Derivative Liabilities(1)
Counterparty	Forwards	Swaps	Forwards	Swaps	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America N.A.	$—	$24,657	$—	$(27,456)	$(2,799)	$—	$(2,799)
Barclays Bank PLC	—	—	—	(371)	(371)	—	(371)
Deutsche Bank AG	—	4,082	—	—	4,082	—	4,082
JPMorgan Chase Bank N.A.	—	1,692	—	(19,532)	(17,840)	—	(17,840)
Morgan Stanley Co., Inc.	501,765	—	(176,404)	—	325,361	176,404	148,957
UBS AG	—	—	—	(257)	(257)	—	(257)
Total	$501,765	$30,431	$(176,404)	$(47,616)	$308,176	$176,404	$131,772

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.60%	0.54%	0.51%	0.50%	0.49%	0.60%	0.57%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended December 31, 2016, GSAM waived $7,906 of the Fund’s management fee.

B. Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (“the Plans”). Under each Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.40% of the Fund’s average daily net assets attributable to Service and Advisor Shares, respectively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.254%. The Other Expense limitation will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2016, GSAM reimbursed $316,502 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2016, custody fee credits were $609.
E. Line of Credit Facility — As of December 31, 2016, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2016, the Fund did not have any borrowings under the facility.

F. Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2016:

Market Value 12/31/15	Purchases at Cost	Proceeds from Sales	Market Value 12/31/16	Dividend Income
$2,716,785	$44,308,701	$(46,882,403)	$143,083	$13,676

As of December 31, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 45% of Institutional Class Shares and 100% of the Service Class Shares of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2016 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
$23,859,286	$6,962,805	$24,319,158	$16,728,285

35

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2016

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2016 was as follows:

	2015	2016
Distributions paid from ordinary income	$841,721	$686,533

As of December 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$55,123
Capital loss carryforwards:(1)
Perpetual short-term	(1,452,510)
Perpetual long-term	(416,804)
Total capital loss carryforwards	$(1,869,314)
Timing differences (Straddle Deferral)	(73,301)
Unrealized losses — net	(499,633)
Total accumulated losses — net	$(2,387,125)

(1)	Losses may be limited due to limitations under IRC Sections 381-384

As of December 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$28,626,186
Gross unrealized gain	227,621
Gross unrealized loss	(482,700)
Net unrealized security loss	(255,079)
Net unrealized loss on other investments	(244,554)
Net unrealized loss	$(499,633)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of swap transactions.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $3,768 of paid-in capital and $202,814 of undistributed net investment income into accumulated investment gain (loss). These reclassifications have no impact on the NAV of the Fund and result primarily from certain non-deductible expenses, and differences in the tax treatment of swap transactions, foreign currency transactions, inflation protected securities and paydown gains and losses.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies, or other instruments, may be illiquid or less liquid,

36

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

8.    OTHER RISKS (continued)

volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

37

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2016

8.    OTHER RISKS (continued)

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the

38

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

8.    OTHER RISKS (continued)

Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	70,360	$639,958	1,105,959	$10,607,135
Reinvestment of distributions	56,312	512,567	79,151	743,475
Shares redeemed	(1,090,570)	(9,938,886)	(29,676)	(280,472)
	(963,898)	(8,786,361)	1,155,434	11,070,138
Service Shares
Reinvestment of distributions	23	206	26	250
	23	206	26	250
Advisor Shares
Shares sold	592,401	5,397,896	614,049	5,819,805
Reinvestment of distributions	19,125	173,760	10,496	97,996
Shares redeemed	(198,105)	(1,807,391)	(132,060)	(1,246,850)
	413,421	3,764,265	492,485	4,670,951
NET INCREASE (DECREASE)	(550,454)	$(5,021,890)	1,647,945	$15,741,339

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of the

Goldman Sachs Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Strategic Income Fund (the “Fund”), a fund of the Goldman Sachs Variable Insurance Trust, as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2017

40

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Fund Expenses — Six Month Period Ended December 31, 2016 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional, Service and Advisor Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*
Institutional
Actual	$1,000	$1,025.30		$4.38
Hypothetical 5% return	1,000	1,020.81	+	4.37
Service
Actual	1,000	1,022.80		5.80
Hypothetical 5% return	1,000	1,019.41	+	5.79
Advisor
Actual	1,000	1,022.20		6.40
Hypothetical 5% return	1,000	1,018.80	+	6.39

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86%, 1.14% and 1.26% for the Institutional, Service and Advisor Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

41

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

42

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

43

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the Board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

44

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2016, 0.72% of the dividends paid from net investment company taxable income by the Strategic Income Fund qualify for the dividends received deduction available to corporations.

45

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust – Goldman Sachs Strategic Income Fund.

© 2017 Goldman Sachs. All rights reserved.

VITSTIAR-17/81048-TMPL-02/2017-470823

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic International Equity Fund

Annual Report

December 31, 2016

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs International Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust —Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -2.72% and

-2.86%, respectively. These returns compare to the 1.00% average annual total return of the Fund’s benchmark, the MSCI Europe, Australasia, Far East (“EAFE”) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

International equities, as measured by the MSCI EAFE Index, posted a return of 1.00% in U.S. dollar terms for the Reporting Period as a whole.

International equities suffered amid a global rout at the beginning of 2016, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. Sentiment improved following a dovish January European Central Bank (“ECB”) press conference on January 21, 2016, and the Bank of Japan’s (“BoJ”) introduction of negative interest rates. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) In turn, international equities stabilized a bit in February 2016. However, the MSCI EAFE Index still fell 1.83% in February 2016. In March 2016, further central bank dovishness, along with receding global economic concerns and oil price stabilization, helped to finally drive a global equity market recovery. Notably, the ECB implemented heavy easing, cutting its deposit rate to -40 basis points, raising its monthly quantitative easing purchases, including those of corporate bonds, and unveiling a new series of four-year loans to banks. (A basis point is 1/100th of a percentage point.) The BoJ left its monetary policy unchanged in March 2016, but its rhetoric about negative interest rates heightened consensus expectations for further easing to come.

Market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated with modestly improving economic data. Both the ECB and BoJ were on hold, or did not make any monetary policy changes, in April 2016. BoJ inaction came as a major disappointment against consensus expectations of further easing, causing international equities to sell off once again and the yen to appreciate. Relative currency appreciation was exacerbated by U.S. dollar weakness following a weaker than expected first quarter U.S. Gross Domestic Product (“GDP”) release and an uneventful Federal Reserve (“Fed”) meeting during which rates were left unchanged.

In May 2016, weaker than market expected payroll data drove consensus expectations for a Fed rate hike in June 2016 temporarily lower, but subsequent hawkish Fed meeting minutes revived market expectations. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) Equities rallied toward the end of May 2016 on anticipation of better economic data, rising oil prices and optimism that the economy could withstand rate hikes. Japanese equities also benefited from stronger than expected first quarter 2016 GDP growth and a weaker yen.

Markets were dominated in June 2016 by anticipation around the U.K. referendum on membership in the European Union, popularly known as the Brexit vote. International equities declined in the global risk-off, or heightened risk averse, sentiment that dominated the days following the June 23, 2016 vote given the surprise “leave” result. Markets rebounded in the latter days of June 2016 owing to improving risk appetite, as markets digested the outcome of the Brexit vote and on dovish remarks from Bank of England (“BoE”) Governor Carney. Still, the MSCI EAFE Index declined 3.36% in June 2016.

International equities rebounded strongly in July 2016, buoyed by consensus expectations of easier monetary policy and a rebound in risk appetite, despite the increased uncertainty post Brexit. Sentiment was propped up as BoE Governor Carney hinted at monetary easing during the summer. In August 2016, the BoE delivered, cutting its policy rates by 25 basis points and introducing a large extension to its quantitative easing program. However, investor concerns about an impending U.S. interest rate hike intensified following a strong July 2016 U.S. jobs report and Fed Chair Yellen’s hawkish Jackson Hole speech. In September 2016,

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

international equities declined on the ECB’s lack of commitment to extend easing beyond March 2017. Still, there was a subsequent rebound following the Fed and BoJ decisions, which markets viewed as generally benign. The Fed left interest rates unchanged, while the BoJ introduced a 0% target for its 10-year government bond yield to exercise “yield curve control.”

In October 2016, the ECB minutes stressed a commitment to ongoing monthly bond-buying of 80 billion euros at least through March 2017, helping to dispel concerns about potential tapering. The U.K.’s first official GDP growth figure since the Brexit vote was more robust than consensus-expected at 0.5%. Japanese equities enjoyed strong performance owing to weakness of the yen, as BoJ governor Kuroda stated there was room for further easing if necessary to achieve its 2% inflation target. Following the unexpected victory of Donald Trump in the U.S. elections in November, international equity markets rallied on anticipation of a pro-growth impact of Mr. Trump’s fiscal stimulus plan. However, U.S. dollar appreciation against local currencies detracted from their U.S. dollar returns. The MSCI EAFE Index declined 1.98% in November 2016. The MSCI EAFE Index saw a 3.42% rally during an eventful December 2016, with the resignation of Prime Minister Renzi after Italian voters’ rejection of that nation’s constitutional reform referendum, the Fed’s first interest rate hike in a year and the ECB’s decision to slow its monthly pace of quantitative easing while extending the program to the end of 2017.

For the Reporting Period overall, energy and materials were the best performing sectors in the MSCI EAFE Index by a wide margin. Industrials, real estate and information technology also posted positive, albeit more modest, returns that outpaced the MSCI EAFE Index during the Reporting Period. The weakest performing sectors in the MSCI EAFE Index during the Reporting Period were health care and telecommunication services, followed at some distance by utilities, consumer staples, consumer discretionary and financials, each of which posted negative absolute returns.

From a country perspective, China was the best performing equity market in the MSCI EAFE Index by a wide margin during the Reporting Period, followed by Norway, Australia, Ireland and the Netherlands. Denmark was the weakest individual country constituent in the MSCI EAFE Index during the Reporting Period, followed at some distance by Italy, Belgium, Switzerland and Finland.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s underperformance relative to the MSCI EAFE Index during the Reporting Period can be primarily attributed to individual stock selection.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Spanish bank Banco Popular Espanol, Italian bank UniCredit and Swiss bank Credit Suisse—all European banks, which broadly performed poorly given uncertainty and negative sentiment following a “leave” majority in the U.K.’s referendum on European Union membership, popularly known as Brexit.

Banco Popular Espanol detracted most from the Fund’s results during the Reporting Period. Its stock was negatively affected by volatility in the Spanish market, largely driven by political uncertainty that had weighed on the financial sector’s outlook. However, at the end of the Reporting Period, we believed the concerns were transitory, as elections had concluded and near-term economic visibility was, in our view, forthcoming. We continued to like the bank due to what we believe is its strong presence in the small and medium-sized enterprise market and due to its improvements in asset quality, which we feel may well stabilize and improve the bank’s margins in 2017. More importantly, in our view, Banco Popular Espanol may also benefit from Spain’s recovering business environment, which we believe could be conducive to increased economic activity.

Shares of UniCredit sold off along with other Italian banks in January 2016 following increased concerns surrounding Italian non-performing loans. This came after the resolution of four small Italian banks at the end of 2015, which triggered the bail-in of their subordinated debt. (A non-performing loan is the sum of borrowed money upon which the debtor has not made his or her scheduled payments for at least 90 days. A non-performing loan is either in default or close to being in default. A bail-in occurs when the borrower’s creditors are forced to bear some of the burden by having a portion of their debt written off.) We believe these banks represented isolated cases and that asset quality in Italy is gradually improving. At the end of the Reporting Period, we believed UniCredit remained attractively valued relative to other European banks.

Credit Suisse detracted from the Fund’s results during the Reporting Period. In addition to the after-effect of the Brexit vote, the bank’s share price declined following reports of weaker than market-expected fourth quarter 2015 results, citing difficult market conditions amidst its transition to shrink its investment bank and focus on its private bank. Still, its core private bank performed well early in 2016, and at the end of the Reporting Period, we believed the stock still presented significant long-term value.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

What were some of the Fund’s best-performing individual stocks?

Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were U.K. investment company Melrose Industries, German materials manufacturer Covestro and Japanese electric motors company Nidec.

Melrose Industries, a new purchase for the Fund during the Reporting Period, specializes in the acquisition and performance turnaround of global manufacturers. Its stock performed well throughout the Reporting Period, especially when the market began to recognize the upside potential of its Nortek deal in the third quarter of 2016. Nortek is mainly a U.S.-focused company with high exposure to residential and non-residential construction markets, a category we like as it could benefit from a strong U.S. economy going forward. At the end of the Reporting Period, we believed Melrose Industries’ strong management would likely continue to deliver margin improvement and create shareholder value from such synergies.

Covestro is a global leader in polyurethanes and polycarbonates and operates a coatings, adhesives and specialties business. In October 2015, the German health care company Bayer conducted an Initial Public Offering (“IPO”) of approximately 35% of its materials science business, known as Covestro. The Fund took part in the IPO and purchased what we believed to be a company trading at a significant discount to both its intrinsic value and competitors in the industry. The stock performed well in 2016 as investors began to recognize the intrinsic value of the company following the IPO. We sold the Fund’s position in Covestro by the end of the Reporting Period, taking profits.

Within the industrials sector, Nidec, a leading manufacturer of small precision motors, was a top contributor to the Fund’s relative returns. Nidec performed well after the company released its new fiscal year guidance. Despite the new guidance being slightly weaker than the market expected, the market reacted positively to its clear medium-term growth plan, led by the automotive components segment of its business. In July 2016, Nidec reported solid results and maintained its full-year guidance despite a negative currency impact, which we interpreted as a slight underlying upgrade. At the beginning of August 2016, the company announced an acquisition of the motor and electric power generation business of Emerson Electric for $1.2 billion. We think this acquisition is in line with Nidec’s goal of aggressively expanding its industrials and auto divisions given Emerson Electric’s significant exposure to the industrials and commercials segments. We also view this acquisition as complementary to Nidec’s current business and thus the acquisition came as another milestone in the company’s long-term story and shift toward new business areas. At the end of the Reporting Period, we believed Nidec would be able to grow its presence in high margin segments and was well positioned to benefit from the ongoing increase in the number of motors installed in a car.

Which equity market sectors most significantly affected Fund performance?

Stock selection and positioning in the financials, consumer staples and materials sectors detracted most from the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period. Partially offsetting these detractors was effective security selection within the industrials, consumer discretionary and information technology sectors, which contributed positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period.

Which countries or regions most affected the Fund’s performance during the Reporting Period?

Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, the countries that detracted most from the Fund’s performance during the Reporting Period were Switzerland, Italy and Spain, where stock selection overall hurt. The Fund’s effective stock selection in the U.K. contributed most positively to the Fund’s returns relative to the MSCI EAFE Index. Following at some distance were effective stock selection in the Netherlands and positioning in Japan, which also boosted relative results.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

In addition to those purchases already mentioned, among the Fund’s other purchases during the Reporting Period were Intercontinental Hotels, Merlin Entertainment and Moncler.

We initiated a Fund position in U.K.-domiciled hotel group Intercontinental Hotels, which owns and manages mainstream to luxury hotel brands, including Holiday Inn, Crowne Plaza and InterContinental. With less than 10% of its revenues in the U.K., we believe

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

the company’s strategy to focus on managing rather than owning a range of hotel brands has transformed its cash generating power. Backed by what we view as an excellent operating system, we believe further initiatives to improve its performance and brand differentiation should continue to drive returns for a company that we saw as attractively priced at the time of the Fund’s purchase.

We established a Fund position in U.K.-based Merlin Entertainment, the world’s second-largest theme park operator behind Disney, operating 114 attractions in 23 countries across four continents and most known for Legoland, Madame Tussauds and Sea Life. Approximately 30% of its revenues are in the U.K., and a weaker British pound should, in our view, 1) boost tourism into the country; 2) mean U.K. residents prefer “staycations,” or vacationing at home, as opposed to more expensive holidays abroad; and 3) translate into higher profits from its 70% business outside the U.K. We believe Merlin Entertainment has attractive growth prospects and spends a significant portion of its cash flow on growth opportunities.

We introduced Moncler, a French/Italian apparel brand, most known for its down jackets and sportswear, to the Fund during the Reporting Period. The company operates in a niche segment of luxury, where there is little competition and where it has continued to have strong momentum. We believe the company should benefit as what is known as the “affordable luxury” segment gains traction with millennials. There is substantial growth potential compared to other luxury brands, in our opinion, which have already over-expanded and are now seeing declining revenue growth. Moncler’s management team is thoughtful, in our view, about the longer-term sustainability of its business, recently choosing to bring its production in house, focus on new product lines and invest in digital/online. Its stock had underperformed the MSCI EAFE Index during the Reporting Period due to warm weather, weak sentiment around exposure to China and a small change in business strategy that concerned the market but which we view as positive. We see each of these headwinds as short-term and believe they created an attractive entry point for the Fund.

In addition to those sales already mentioned, we exited the Fund’s positions in Adidas, Start Today and Total.

German sports shoes, apparel and equipment company Adidas performed well during the Reporting Period. While we continue to like the company, we believe its valuation appeared stretched and thus decided to reallocate to what we view as more compelling investment opportunities.

Similarly, we sold the Fund’s position in Japanese Internet apparel shopping sites operator Start Today following a period of relative outperformance to the MSCI EAFE Index and as we viewed its valuation as having become stretched.

We exited the Fund’s position in French integrated oil company Total following a span of relative outperformance to the MSCI EAFE Index. We decided to redeploy capital in other opportunities in the energy sector.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making regional, country, sector or industry bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector or country weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, the Fund’s allocations relative to the MSCI EAFE Index in consumer staples, utilities, telecommunication services and industrials increased, and its allocations relative to the MSCI EAFE Index in information technology, materials and financials decreased during the Reporting Period. From a country perspective, the Fund’s exposure to the U.K., Italy and Denmark increased relative to the MSCI EAFE Index during the Reporting Period, and its exposure to Germany, France, Japan and Australia decreased relative to the MSCI EAFE Index during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no material changes to the Fund’s portfolio management team during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2016, the Fund had a greater weighting than the MSCI EAFE Index in the consumer staples sector. The Fund had underweighted allocations to the financials, consumer discretionary and materials sectors and was rather neutrally weighted to the MSCI EAFE Index in the health care, utilities, telecommunication services, real estate, energy, information technology and industrials sectors at the end of the Reporting Period.

From a country perspective, the Fund had greater positions in the U.K., Italy, Ireland, Belgium and Denmark relative to the MSCI EAFE Index at the end of December 2016. The Fund had less exposure to Australia, Japan and France than the MSCI EAFE Index and was rather neutrally weighted to the MSCI EAFE Index in the remaining constituents of the MSCI EAFE Index at the end of the Reporting Period.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, but closely monitored, effect.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed the macroeconomic environment may be shifting from low growth to pro-growth. Following Donald Trump’s victory in the U.S. presidential election, we expect to see more aggressive fiscal and pro-business policy leading to stronger U.S. and global economic growth. Chief Executive Officer confidence is already increasing, according to end-of-2016 polls, and could reignite corporate “animal spirits,” economist John Maynard Keynes’ term for the confidence and willingness to invest that are essential for economic growth. We believe the global equity bull market could extend through 2017.

Stronger economic growth and revenue-driven earnings growth in the U.S., if realized, should be a positive backdrop for equities, in our view. Moreover, U.S. equities can do well in an environment of modestly rising interest rates and inflation, provided the underlying reason is healthy economic growth. At the same time, in our view, policy changes from a more populist, protectionist and unconventional U.S. president will likely increase volatility and the dispersion of returns as investors consider the possible effects of those policies on individual stocks, creating a potentially beneficial environment for active managers.

Our view on European equity markets remained neutral at the end of the Reporting Period, balancing the potential benefit from stronger global economic growth with political risks. We believe earnings upside potential remains the main driver of European equities, especially as European corporate earnings were still approximately 50% below their 2008 peak at the end of December 2016. In our view, many European companies can also benefit from U.S.-driven stronger global economic growth. We believe Europe’s biggest risk remains political, with strengthening populist sentiment challenging mainstream parties in national elections in the Netherlands, France and Germany in 2017.

We were more positive on Japan at the end of the Reporting Period, in light of the potential for a weak yen and rising inflation there. The increased potential for inflation and the strong U.S. dollar/weak yen is particularly helpful for Japan, in our view. The Japanese equity market is export-oriented, so a weaker yen tends to drive earnings growth. Consumption has yet to recover in Japan, but total take-home wages were growing given a tight labor market. Corporate balance sheets remain strong, in our opinion, and corporate governance continues to improve, both of which can potentially boost returns for shareholders. Prime Minister Abe’s popularity is high, enabling him better opportunity to push through structural reforms.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Index Definitions

The MSCI EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI EAFE Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

6

FUND BASICS

Strategic International Equity Fund

as of December 31, 2016

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-2.72%	6.47%	-0.38%	3.12%	1/12/98
Service	-2.86	6.20	-0.60	0.79	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.87%	1.06%
Service	1.12	1.31

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/163

Holding	% of Net Assets	Line of Business	Country
Royal Dutch Shell plc Class A	5.4%	Energy	Netherlands
Anheuser-Busch InBev SA/NV	3.3	Food, Beverage & Tobacco	Belgium
Novartis AG (Registered)	2.9	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Bayer AG (Registered)	2.5	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Japan Tobacco, Inc.	2.4	Food, Beverage & Tobacco	Japan
Beiersdorf AG	2.3	Household & Personal Products	Germany
Klepierre (REIT)	2.1	Real Estate	France
Kerry Group plc Class A	2.1	Food, Beverage & Tobacco	Ireland
Hennes & Mauritz AB Class B	2.1	Retailing	Sweden
SAP SE	2.0	Software & Services	Germany

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

Strategic International Equity Fund (continued)

as of December 31, 2016

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2016

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets at December 31, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $10,000 investment made on January 1, 2007 in the Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced January 12, 1998)	-2.72%	6.47%	-0.38%	3.12%
Service (Commenced January 9, 2006)	-2.86%	6.20%	-0.60%	0.79%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stocks – 97.5%
Australia – 3.5%
115,676	Australia & New Zealand Banking Group Ltd. (Banks)	$2,532,283
65,306	BHP Billiton plc (Materials)	1,039,869
164,161	Computershare Ltd. (Software & Services)	1,472,864

		5,045,016

Austria – 1.2%
62,672	ams AG (Semiconductors & Semiconductor Equipment)	1,775,927

Belgium – 3.3%
43,794	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)	4,635,330

China – 0.6%
486,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	931,883

Denmark – 2.8%
69,077	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,477,943
43,794	Novozymes A/S Class B (Materials)	1,507,036

		3,984,979

Finland – 0.7%
218,492	Nokia OYJ (Technology Hardware & Equipment)	1,047,923

France – 8.7%
20,800	Air Liquide SA (Materials)	2,312,934
75,301	Klepierre (REIT)	2,954,701
32,260	Publicis Groupe SA (Media)	2,222,861
54,369	Rexel SA (Capital Goods)	893,277
26,908	Safran SA (Capital Goods)	1,935,328
30,647	Vinci SA (Capital Goods)	2,084,751

		12,403,852

Germany – 9.0%
34,064	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	3,548,905
39,448	Beiersdorf AG (Household & Personal Products)	3,341,555
160,378	Commerzbank AG (Banks)	1,221,085
45,787	GEA Group AG (Capital Goods)	1,837,452
32,475	SAP SE (Software & Services)	2,809,251

		12,758,248

Ireland – 3.7%
9,443,481	Bank of Ireland (Banks)*	2,329,051
41,081	Kerry Group plc Class A (Food, Beverage & Tobacco)	2,936,262

		5,265,313

Common Stocks – (continued)
Italy – 5.6%
375,641	Enav SpA (Transportation)*(a)	$1,296,278
599,820	Enel SpA (Utilities)	2,636,628
71,896	Moncler SpA (Consumer Durables & Apparel)	1,249,303
2,295,502	Telecom Italia SpA (Telecommunication Services)*	2,026,790
287,282	UniCredit SpA (Banks)	824,997

		8,033,996

Japan – 18.4%
15,100	Dentsu, Inc. (Media)	710,052
17,100	East Japan Railway Co. (Transportation)	1,474,340
20,800	Hoshizaki Corp. (Capital Goods)	1,646,719
66,400	Hoya Corp. (Health Care Equipment & Services)	2,784,114
103,500	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	3,397,246
57,400	Kao Corp. (Household & Personal Products)	2,717,023
94,800	KDDI Corp. (Telecommunication Services)	2,393,982
131,000	Mitsubishi Estate Co. Ltd. (Real Estate)	2,602,272
24,600	Nidec Corp. (Capital Goods)	2,117,831
127,600	ORIX Corp. (Diversified Financials)	1,985,999
23,400	Pola Orbis Holdings, Inc. (Household & Personal Products)	1,929,169
63,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,403,036

		26,161,783

Netherlands – 5.4%
278,919	Royal Dutch Shell plc Class A (Energy)	7,699,151

Singapore – 1.9%
227,538	DBS Group Holdings Ltd. (Banks)	2,714,720

Spain – 4.9%
415,241	Banco Bilbao Vizcaya Argentaria SA (Banks)	2,798,278
766,618	Banco Popular Espanol SA (Banks)(b)	738,634
192,065	EDP Renovaveis SA (Utilities)	1,219,829
330,670	Iberdrola SA (Utilities)	2,165,188

		6,921,929

Sweden – 3.7%
105,899	Hennes & Mauritz AB Class B (Retailing)	2,935,638
81,339	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	2,289,411

		5,225,049

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shares		Description	Value
	Common Stocks – (continued)
	Switzerland – 9.3%
	120,413	Credit Suisse Group AG (Registered) (Diversified Financials)*	$1,720,826
	57,513	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,182,546
	6,167	Syngenta AG (Registered) (Materials)	2,436,600
	158,557	UBS Group AG (Registered) (Diversified Financials)	2,479,112
	39,426	Wolseley plc (Capital Goods)	2,406,807

			13,225,891

	United Kingdom – 13.1%
	274,524	Aviva plc (Insurance)	1,635,238
	131,750	BTG plc (Pharmaceuticals, Biotechnology & Life Sciences)*	956,764
	56,759	InterContinental Hotels Group plc (Consumer Services)	2,537,930
	1,851,905	Lloyds Banking Group plc (Banks)	1,422,037
	702,620	Melrose Industries plc (Capital Goods)	1,707,851
	389,086	Merlin Entertainments plc (Consumer Services)(a)	2,147,947
	473,096	Rentokil Initial plc (Commercial & Professional Services)	1,294,287
	34,705	Rio Tinto plc (Materials)	1,324,968
	240,770	UBM plc (Media)	2,167,238
	266,910	Virgin Money Holdings UK plc (Banks)	995,701
	980,108	Vodafone Group plc (Telecommunication Services)	2,411,928

			18,601,889

	United States – 1.7%
	42,295	Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)	2,415,012

	TOTAL COMMON STOCKS
	(Cost $147,404,431)		$138,847,891

	Exchange Traded Fund – 1.6%
	United States – 1.6%
	46,335	iShares MSCI Japan Fund	$2,263,928
	(Cost $2,334,987)

Shares		Distribution Rate	Value
Investment Company(c)(d) – 0.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
10		0.455%	$10
(Cost $10)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $149,739,428)			$141,111,829

Securities Lending Reinvestment Vehicle(c)(d) – 0.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
764,701		0.455%	$764,701
(Cost $764,701)

TOTAL INVESTMENTS – 99.6%
(Cost $150,504,129)			$141,876,530

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			546,409

NET ASSETS – 100.0%			$142,422,939

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,444,225, which represents approximately 2.4% of net assets as of December 31, 2016.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $149,739,418)(a)	$141,111,819
Investments in affiliated issuers, at value (cost $10)	10
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	764,701
Cash	950,640
Foreign currencies, at value (cost $42,527)	41,081
Receivables:
Foreign tax reclaims	436,795
Dividends	162,093
Reimbursement from investment adviser	18,041
Fund shares sold	3,905
Securities lending income	3,763
Other assets	387
Total assets	143,493,235

Liabilities:
Payables:
Payable upon return of securities loaned	764,701
Management fees	96,635
Fund shares redeemed	76,965
Distribution and Service fees and Transfer Agency fees	24,437
Accrued expenses	107,558
Total liabilities	1,070,296

Net Assets:
Paid-in capital	219,269,432
Distributions in excess of net investment income	(18,227)
Accumulated net realized loss	(68,156,428)
Net unrealized loss	(8,671,838)
NET ASSETS	$142,422,939
Net Assets:
Institutional	$37,061,183
Service	105,361,756
Total Net Assets	$142,422,939
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	4,233,325
Service	12,004,434
Net asset value, offering and redemption price per share:
Institutional	$8.75
Service	8.78

(a) Includes loaned securities having a market value of $705,172.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2016

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $377,212)	$4,184,267
Dividends — affiliated issuers	1,005
Securities lending income — affiliated issuer	227
Total investment income	4,185,499

Expenses:
Management fees	1,263,525
Distribution and Service fees — Service Shares	274,913
Professional fees	94,333
Custody, accounting and administrative services	79,526
Printing and mailing costs	73,941
Transfer Agency fees(a)	29,727
Trustee fees	17,064
Other	12,178
Total expenses	1,845,207
Less — expense reductions	(254,168)
Net expenses	1,591,039
NET INVESTMENT INCOME	2,594,460

Realized and unrealized gain (loss):
Net realized loss from:
Investments	(4,029,063)
Foreign currency transactions	(45,525)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gain tax liability of $(176,824))	(3,240,745)
Foreign currency translation	80,362
Net realized and unrealized loss	(7,234,971)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,640,511)

(a) Institutional and Service Shares incurred Transfer Agency fees of $7,736 and $21,991, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

From operations:
Net investment income	$2,594,460	$2,199,254
Net realized gain (loss)	(4,074,588)	1,656,787
Net change in unrealized loss	(3,160,383)	(1,838,095)
Net increase (decrease) in net assets resulting from operations	(4,640,511)	2,017,946

Distributions to shareholders:
From net investment income
Institutional Shares	(781,242)	(744,425)
Service Shares	(1,944,283)	(1,759,317)
Total distributions to shareholders	(2,725,525)	(2,503,742)

From share transactions:
Proceeds from sales of shares	10,750,740	10,473,455
Reinvestment of distributions	2,725,525	2,503,742
Cost of shares redeemed	(22,234,915)	(27,045,586)
Net decrease in net assets resulting from share transactions	(8,758,650)	(14,068,389)
TOTAL DECREASE	(16,124,686)	(14,554,185)

Net assets:

Beginning of year	158,547,625	173,101,810
End of year	$142,422,939	$158,547,625
Undistributed (distributions in excess of) net investment income	$(18,227)	$98,021

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	$9.19	0.17	(d)	$(0.42)	$(0.25)	$(0.19)	$8.75	(2.72)%	$37,061	0.89%	1.06%	1.94	%(d)	39%
2016 - Service	9.21	0.15	(d)	(0.42)	(0.27)	(0.16)	8.78	(2.86)	105,362	1.14	1.31	1.68	(d)	39
2015 - Institutional	9.26	0.14	(e)	(0.04)	0.10	(0.17)	9.19	1.05	41,737	0.89	1.06	1.42	(e)	58
2015 - Service	9.28	0.12	(e)	(0.05)	0.07	(0.14)	9.21	0.77	116,811	1.14	1.31	1.18	(e)	58
2014 - Institutional	10.43	0.39	(f)	(1.18)	(0.79)	(0.38)	9.26	(7.54)	46,871	0.99	1.04	3.75	(f)	74
2014 - Service	10.44	0.36	(f)	(1.17)	(0.81)	(0.35)	9.28	(7.70)	126,230	1.24	1.29	3.47	(f)	74
2013 - Institutional	8.56	0.16		1.89	2.05	(0.18)	10.43	24.20	59,187	0.98	1.05	1.67		95
2013 - Service	8.57	0.13		1.90	2.03	(0.16)	10.44	23.73	152,513	1.23	1.30	1.42		95
2012 - Institutional	7.20	0.16		1.38	1.54	(0.18)	8.56	21.17	56,872	0.97	1.03	2.06		110
2012 - Service	7.22	0.14		1.37	1.51	(0.16)	8.57	20.82	139,250	1.22	1.28	1.80		110

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from corporate actions which amounted to $0.03 per share and 0.36% of average net assets.
(e)	Reflects income recognized from a corporate action which amounted to $0.02 per share and 0.17% of average net assets.
(f)	Reflects income recognized from a corporate action which amounted to $0.22 per share and 2.10% of average net assets.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements

December 31, 2016

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2016

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$29,808,386	$—
Australia and Oceania	—	5,045,016	—
Europe	—	101,579,477	—
North America	2,263,928	2,415,012	—
Investment Company	10	—	—
Securities Lending Reinvestment Vehicle	764,701	—	—
Total	$3,028,639	$138,847,891	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Fund utilizes fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2016, contractual and effective net management fees with GSAMI were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.81	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAMI agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 29, 2017 and prior to such date GSAMI may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2016, GSAMI waived $59,461 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAMI has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended December 31, 2016, GSAMI waived $524 of the Fund’s management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.044%. Prior to April 30, 2016, the Other Expense limitation for the Fund was 0.084%. The Other Expense limitation will remain in place through at least April 29, 2017, and prior to such date GSAMI may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2016, GSAMI reimbursed $192,296 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2016, custody fee credits were $1,887.

E.  Line of Credit Facility — As of December 31, 2016, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAMI or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2016, the Fund did not have any borrowings under the facility.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2016

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2016, Goldman Sachs earned $362 in brokerage commissions from portfolio transactions on behalf of the Fund.

The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2016:

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016	Dividend Income
$—	$9,450,026	$(9,450,016)	$10	$1,005

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2016 were $ 57,733,876 and $ 65,501,697, respectively.

6.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. Prior to September 30, 2016, the cash collateral had been invested in the Goldman Sachs Financial Square Money Market Fund. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral is at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2016 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

6.    SECURITIES LENDING (continued)

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2016 are reported under Investment Income on the Statement of Operations. For the fiscal year ended December 31, 2016, GSAL earned $31 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2016:

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016
$—	$873,944	$(109,243)	$764,701

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2016 was as follows:

	2015	2016
Distributions paid from ordinary income	$2,503,742	$2,725,525

As of December 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$149,376
Capital loss carryforwards:
Expiring 2017(1)	(63,558,058)
Perpetual long-term	(3,977,388)
Total capital loss carryforwards	$(67,535,446)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	(163,996)
Unrealized losses — net	(9,296,427)
Total accumulated losses — net	$(76,846,493)

(1)	Expiration occurs on December 31 of the year indicated. The Fund had capital loss carryforwards of $21,940,989 which expired in the current fiscal year.

As of December 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$151,128,718
Gross unrealized gain	9,591,743
Gross unrealized loss	(18,843,931)
Net unrealized loss	$(9,252,188)
Net unrealized security loss in other investments	(44,239)
Net unrealized loss	$(9,296,427)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $14,817 of undistributed net investment loss and $21,926,172 of accumulated net realized loss to paid-in capital. This reclassification has no

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2016

7.    TAX INFORMATION (continued)

impact on the NAV of the Fund and results primarily from expired capital loss carryforwards and differences in the tax treatment of foreign currency transactions and passive foreign investment company investments.

GSAMI has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

8.    OTHER RISKS (continued)

conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	110,254	$974,934	78,427	$762,672
Reinvestment of distributions	89,902	781,242	81,626	744,425
Shares redeemed	(510,122)	(4,546,751)	(678,130)	(6,709,975)
	(309,966)	(2,790,575)	(518,077)	(5,202,878)
Service Shares
Shares sold	1,080,345	9,775,806	982,644	9,710,783
Reinvestment of distributions	223,224	1,944,283	192,485	1,759,317
Shares redeemed	(1,984,717)	(17,688,164)	(2,092,691)	(20,335,611)
	(681,148)	(5,968,075)	(917,562)	(8,865,511)
NET DECREASE	(991,114)	$(8,758,650)	(1,435,639)	$(14,068,389)

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of the

Goldman Sachs Strategic International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Strategic International Equity Fund (the “Fund”), a fund of the Goldman Sachs Variable Insurance Trust, as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2017

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2016 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*
Institutional
Actual	$1,000	$1,010.10		$4.40
Hypothetical 5% return	1,000	1,020.76	+	4.42
Service
Actual	1,000	1,009.70		5.66
Hypothetical 5% return	1,000	1,019.51	+	5.69

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.87% and 1.12% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the Board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the 2016 tax year, the Strategic International Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Strategic International Equity Fund from sources within foreign countries and possessions of the United States was $0.1838 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the fiscal year ended December 31, 2016 from foreign sources was 98.71%. The total amount of foreign taxes paid by the Fund was $0.0236 per share.

29

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

Christchurch Court, 10-15 Newgate Street London, EC1A 7HD, England, United Kingdom

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAMI of any of these websites or the products or services offered. GSAMI is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund.

© 2017 Goldman Sachs. All rights reserved.

VITINTLAR-17/80647-TMPL-02-2017-469683

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

U.S. Equity Insights Fund

Annual Report

December 31, 2016

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 10.70% and 10.44%, respectively. These returns compare to the 11.93% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500® Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 11.93% during the Reporting Period, despite a global rout at the start of the year, unexpected political events both domestically and abroad and a Federal Reserve (“Fed”) interest rate hike.

As the Reporting Period began in January 2016, U.S. equities were embroiled in a global rout, triggered by investor concerns about an intensifying economic slowdown in China and exacerbated by an oil price plunge. Following a December 2015 interest rate hike, the January 2016 Fed statement acknowledged these external risks and tightening financial conditions. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were also supported by stronger economic data, rallying as fourth quarter 2015 U.S. Gross Domestic Product (“GDP”) came in above consensus expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two interest rate hikes in 2016, down from four. Along with receding global economic concerns, this helped to drive a recovery in U.S. equities. Released in March 2016, February 2016 unemployment data came in ahead of market consensus, with unemployment steady at 4.9% in spite of higher participation rates and declining underemployment.

Following the rebound in March 2016, market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated. U.S. equities fell near the end of the month as investors were disappointed by a lack of additional stimulus from the Bank of Japan and by a weaker than consensus expected first quarter U.S. GDP growth rate of 0.5%. Weaker than expected May 2016 payroll data drove expectations for a Fed interest rate hike in June 2016 temporarily lower, but subsequent hawkish Fed minutes revived market expectations. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) The Fed ultimately held interest rates steady in June 2016 and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. Markets were otherwise dominated in June 2016 by the U.K. referendum on membership in the European Union, popularly known as Brexit. U.S. equities sold off in the global risk-off, or heightened risk averse, sentiment in June 2016 following the surprise “leave” result. Markets rebounded in the latter days of the month owing to improving risk sentiment as markets digested the Brexit vote outcome and on dovish remarks from Bank of England Governor Carney.

In July 2016, U.S. equities were buoyed by strong economic data and corporate earnings, despite increased uncertainty post Brexit. In her August 2016 Jackson Hole speech, Fed Chair Janet Yellen acknowledged the case for an interest rate hike had strengthened in the then-recent months. Along with strong labor market data and other hawkish comments from the Fed, this significantly increased the market-implied probability of an interest rate hike by year-end 2016, causing U.S. equities to sell off. In early September 2016, equities fell as the European Central Bank disappointed markets with its lack of commitment to extend quantitative easing. However, there was a subsequent rebound following the Fed’s decision in September 2016 to leave interest rates unchanged.

In October 2016, a combination of hawkish Fed commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike. U.S. GDP increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus expectations and the strongest growth rate in two years. Following the unexpected victory of Donald Trump in the November 2016 U.S. elections, U.S. equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of Mr. Trump’s fiscal stimulus plan. The Fed raised rates 0.25% in December 2016, for the first time in a year but as had

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

largely been anticipated and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement.

For the Reporting Period overall, energy, telecommunication services and financials were the best performing sectors in the S&P 500® Index by a wide margin. Industrials, materials, utilities and information technology also posted double-digit gains that outpaced the S&P 500® Index during the Reporting Period. The weakest performing sectors in the S&P 500® Index were real estate and health care, the only two to post negative absolute returns, followed by consumer staples and consumer discretionary, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, small-cap stocks, as measured by the Russell 2000® Index, performed best, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then, large-cap stocks, as measured by the Russell 1000® Index. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund produced strong absolute gains but underperformed the S&P 500® Index largely due to stock selection driven by our quantitative model and two of our quantitative model’s six investment themes. Four of our quantitative model’s six investment themes contributed positively to the Fund’s relative returns.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our six investment themes — Momentum and Management — detracted from relative returns. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Management theme assesses the characteristics, policies and strategic decisions of company management.

The other four investment themes added to the Fund’s relative returns. The Sentiment theme contributed most positively to the Fund’s relative performance during the Reporting Period, followed by Valuation and Quality. The Profitability theme also contributed positively, albeit to a lesser extent. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme assesses both firm and financial quality. The Profitability theme assesses whether a company is earning more than its cost of capital.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500® Index, in terms of its industry and sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500® Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall detracted from the Fund’s relative performance.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Stock selection in the energy, information technology and health care sectors detracted most from the Fund’s results relative to the S&P 500® Index. Partially offsetting these detractors was effective stock selection in the industrials, consumer staples and materials sectors, which contributed positively to the Fund’s results relative to its benchmark index during the Reporting Period.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were an underweight position in diversified financial institution Bank of America and overweight positions in health care equipment and services provider McKesson and petroleum refiner Marathon Petroleum. We chose to underweight Bank of America due to our negative views on Profitability and Sentiment. The Fund had an overweight position in McKesson based on our positive views on Sentiment and Quality. Positive views on Sentiment and Momentum drove the Fund’s overweight position in Marathon Petroleum.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in bank Citizens Financial Group and diversified carbon-steel producer and metals recycler Steel Dynamics and from an underweight position in specialty pharmaceuticals manufacturer Allergan. We chose to overweight Citizens Financial Group due to our positive views on Sentiment and Value. The Fund was overweight Steel Dynamics given our positive views on Sentiment and Quality. The underweight in Allergan was established because of our negative views on Quality and Profitability.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have a material impact on the Fund’s performance during the Reporting Period.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we enhanced the Profitability theme for stocks within developed markets by introducing a factor that evaluates the geographic exposure of companies by tracking the physical locations of their branches, outlets and subsidiaries. We believe that a company with a footprint in growing parts of the world is better positioned relative to a company with a footprint in contracting parts. We are able to estimate this factor for more than 5,500 companies globally, which have more than one million subsidiaries spread across more than 47,000 cities in more than 200 countries. This extends our analysis of a company’s global footprint, which has focused historically on their revenue mix across markets.

In the U.S. investment region, we enhanced the Momentum theme by introducing a signal that evaluates linkages embedded within companies’ web pages. Embedded linkages are effective indicators of the similarity of the underlying businesses of companies across a variety of sectors, such as retail, media, hospitality, software, banks, airlines, etc.

We have undertaken research of various Environment, Social and Governance (“ESG”) metrics and their ability to forecast returns. We have enhanced our models with the following ESG related metrics:

∎	Within the Quality theme in the U.S. and Europe investment regions, we have introduced an environmental impact factor. The factor measures the amount of environmental resources consumed to produce a unit of output for more than 2,000 companies. This factor helps to strategically tilt towards companies with a favorable environmental profile.

∎	Within the Momentum theme in the U.S. investment region, we have introduced the ESG topic signal. We use natural language processing techniques to read through more than 24,000 articles, collected since 1999, on Corporate Social Responsibility (“CSR”) activities to identify economic linkages among more than 1,000 companies. The signal aims to identify companies linked to each other by such common CSR themes and can dynamically adjust our positions accordingly.

In the fourth quarter of 2016, we made a number of enhancements across a variety of investment themes. We made two enhancements to our Momentum theme. For U.S. investments, we now analyze corporate press-releases pulled directly from news wires to quickly identify new themes to which a company may be exposed. Leveraging natural language processing technology, we search for key words or phrases within the text of each press-release that may alert us to new trends affecting certain groups of companies. We then track performance of those companies to gauge, and capitalize on, momentum in these various thematic trends. Another way we seek to quantify the relationship between seemingly disparate companies is by exploring how frequently any two

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

companies are mentioned together in the same news article. We recently extended coverage of this trend signal to now include Japanese language news articles covering companies in Japan. We have created a repository of 1.4 billion news articles over the last five years with which we analyze about 2,000 stocks in Japan, including news articles written in Japanese.

We made an enhancement to our Sentiment theme in all regions by introducing a signal which focuses on measuring the amount of praise offered by analysts during company earnings calls. We analyze thousands of earnings call transcripts using natural language processing. By focusing on a key set of congratulatory words, we can measure the number of analysts issuing praise and gain a comprehensive view of investor sentiment about a company’s most recent quarterly earnings.

In the U.S. investment region, we introduced a signal within our Profitability theme that looks at credit card spending patterns as a real-time indicator of corporate profitability. Rather than waiting for quarterly earnings announcements, we evaluate over 74 billion credit card transactions which we use to link real-time consumer spending patterns to underlying companies.

Finally, we seek to identify strong management teams among Japanese companies through employee feedback data. We use natural language processing to analyze Japanese language employee comments on over 2,000 stocks in Japan. We link employee opinions to 50 topics which aim to identify companies that we believe have superior corporate culture.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2016, the Fund was overweight the health care, consumer staples, telecommunication services and materials sectors relative to the S&P 500® Index. The Fund was underweight financials, consumer discretionary, real estate, information technology and energy and was rather neutrally weighted in utilities and industrials compared to the benchmark index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

On February 5, 2016, Ron Hua, Chief Investment Officer of Equity Alpha Strategies for the Quantitative Investment Strategies (“QIS”) Team, announced his intention to retire from Goldman Sachs Asset Management, L.P. (“GSAM”). As such, effective that date, Mr. Hua no longer had portfolio management responsibility for the Fund.

Ron’s responsibilities were assumed by Armen Avanessians, Managing Director and Chief Investment Officer of GSAM’s QIS Team. The senior portfolio management team for the Fund remained Osman Ali, Len Ioffe and Dennis Walsh, each a Managing Director. Dennis Walsh continues to head research and portfolio management for the Fund. Len Ioffe continues to head portfolio implementation, and Osman Ali continues to head client strategy. Armen Avanessians continues to oversee all QIS strategies globally. Gary Chropuvka, Managing Director, continues to head QIS client strategy efforts globally.

As always, the QIS platform is organized into a series of specialist portfolio management teams that focus on generating and implementing investment ideas within their area of expertise. Investment decisions are made by these portfolio management teams, rather than by one portfolio manager or committee. Ultimate accountability for the Fund resides with the senior portfolio managers dedicated to each Team strategy, who oversee their respective research, portfolio management and implementation processes.

In all, during the Reporting Period, one Vice President joined the Equity Alpha team and one Managing Director and five Vice Presidents left the Equity Alpha team. QIS employs a globally integrated team of more than 100 professionals, with an additional 85-plus professionals dedicated to trading, information technology and development of analytical tools.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Index Definitions

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in an index.

5

FUND BASICS

U.S. Equity Insights Fund

as of December 31, 2016

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	10.70%	15.13%	5.96%	5.66%	02/13/98
Service	10.44	14.88	5.75	6.09	01/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.64%	0.71%
Service	0.85	0.96

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/163

Holding	% of Net Assets	Line of Business
AT&T, Inc.	2.4%	Telecommunication Services
Apple, Inc.	2.2	Technology Hardware & Equipment
JPMorgan Chase & Co.	1.9	Banks
UnitedHealth Group, Inc.	1.6	Health Care Equipment & Services
Amazon.com, Inc.	1.6	Retailing
Amgen, Inc.	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Wal-Mart Stores, Inc.	1.5	Food & Staples Retailing
Microsoft Corp.	1.5	Software & Services
Procter & Gamble Co. (The)	1.5	Household & Personal Products
CVS Health Corp.	1.5	Food & Staples Retailing

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2016

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $10,000 investment made on January 1, 2007 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	10.70%	15.13%	5.96%	5.66%
Service (Commenced January 9, 2006)	10.44%	14.88%	5.75%	6.09%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stocks – 98.1%
Automobiles & Components – 0.8%
19,432	Lear Corp.	$2,572,214
7,479	Visteon Corp.	600,863

		3,173,077

Banks – 3.9%
31,290	Bank of America Corp.	691,509
120,523	Citizens Financial Group, Inc.	4,294,234
81,526	JPMorgan Chase & Co.	7,034,879
11,651	PNC Financial Services Group, Inc. (The)	1,362,701
20,066	Wells Fargo & Co.	1,105,837

		14,489,160

Capital Goods – 5.4%
16,991	AerCap Holdings NV*	706,995
76,451	AMETEK, Inc.	3,715,519
20,006	Eaton Corp. plc	1,342,202
54,566	General Electric Co.	1,724,286
6,150	Jacobs Engineering Group, Inc.*	350,550
4,918	L-3 Communications Holdings, Inc.	748,077
20,006	Northrop Grumman Corp.	4,652,995
8,948	Oshkosh Corp.	578,130
14,735	Owens Corning	759,737
6,447	Raytheon Co.	915,474
45,290	United Technologies Corp.	4,964,690

		20,458,655

Commercial & Professional Services – 0.6%
23,151	ManpowerGroup, Inc.	2,057,429

Consumer Durables & Apparel – 1.2%
25,363	D.R. Horton, Inc.	693,171
9,762	Mohawk Industries, Inc.*	1,949,276
36,102	NIKE, Inc. Class B	1,835,065

		4,477,512

Consumer Services – 1.2%
24,903	Carnival Corp.	1,296,450
52,654	International Game Technology plc	1,343,730
6,576	Vail Resorts, Inc.	1,060,775
4,227	Yum! Brands, Inc.	267,696
19,191	Yum! China Holdings, Inc.*	501,269

		4,469,920

Diversified Financials – 7.0%
70,330	AGNC Investment Corp. (REIT)	1,275,083
178,111	Ally Financial, Inc.	3,387,671
11,439	Ameriprise Financial, Inc.	1,269,043
100,487	Bank of New York Mellon Corp. (The)	4,761,074
14,026	Berkshire Hathaway, Inc. Class B*	2,285,958
23,965	Capital One Financial Corp.	2,090,707
45,995	Morgan Stanley	1,943,289
47,406	Northern Trust Corp.	4,221,504

Common Stocks – (continued)
Diversified Financials – (continued)
55,752	State Street Corp.	$4,333,045
22,390	Synchrony Financial	812,085

		26,379,459

Energy – 6.2%
52,743	Baker Hughes, Inc.	3,426,713
26,170	Chevron Corp.	3,080,209
8,164	Cimarex Energy Co.	1,109,487
1,485	Concho Resources, Inc.*	196,911
3,988	Energen Corp.*	229,988
21,298	EOG Resources, Inc.	2,153,228
38,908	Exxon Mobil Corp.	3,511,836
51,949	FMC Technologies, Inc.*	1,845,748
36,226	Kinder Morgan, Inc.	750,240
31,174	Newfield Exploration Co.*	1,262,547
50,856	Noble Energy, Inc.	1,935,579
19,722	Oceaneering International, Inc.	556,358
11,786	Phillips 66	1,018,428
12,180	Pioneer Natural Resources Co.	2,193,253
4,525	World Fuel Services Corp.	207,743

		23,478,268

Food & Staples Retailing – 3.6%
69,683	CVS Health Corp.	5,498,686
37,801	Sysco Corp.	2,093,041
83,514	Wal-Mart Stores, Inc.	5,772,488

		13,364,215

Food, Beverage & Tobacco – 3.9%
45,478	Altria Group, Inc.	3,075,223
23,982	Archer-Daniels-Midland Co.	1,094,778
77,268	Conagra Brands, Inc.	3,055,950
7,898	Kraft Heinz Co. (The)	689,653
27,154	PepsiCo, Inc.	2,841,123
14,921	Philip Morris International, Inc.	1,365,122
38,463	Tyson Foods, Inc. Class A	2,372,398

		14,494,247

Health Care Equipment & Services – 9.5%
1,977	Aetna, Inc.	245,168
18,901	Anthem, Inc.	2,717,397
32,356	Baxter International, Inc.	1,434,665
31,239	Boston Scientific Corp.*	675,700
33,303	Cigna Corp.	4,442,287
59,855	Danaher Corp.	4,659,113
67,049	Express Scripts Holding Co.*	4,612,301
90,177	Hologic, Inc.*	3,617,901
20,579	Humana, Inc.	4,198,733
9,656	McKesson Corp.	1,356,185
37,451	UnitedHealth Group, Inc.	5,993,658
13,264	WellCare Health Plans, Inc.*	1,818,229

		35,771,337

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Household & Personal Products – 3.5%
68,722	Colgate-Palmolive Co.	$4,497,168
26,603	Kimberly-Clark Corp.	3,035,934
65,435	Procter & Gamble Co. (The)	5,501,775

		13,034,877

Insurance – 1.6%
2,615	Arch Capital Group Ltd.*	225,648
4,154	Prudential Financial, Inc.	432,265
30,692	Reinsurance Group of America, Inc.	3,861,975
40,989	XL Group Ltd.	1,527,250

		6,047,138

Materials – 4.3%
14,103	Air Products & Chemicals, Inc.	2,028,293
20,287	Celanese Corp. Series A	1,597,398
32,557	Crown Holdings, Inc.*	1,711,522
8,108	E.I. du Pont de Nemours & Co.	595,127
13,919	Eastman Chemical Co.	1,046,848
20,935	Graphic Packaging Holding Co.	261,269
6,514	Nucor Corp.	387,713
36,650	Owens-Illinois, Inc.*	638,077
39,634	Reliance Steel & Aluminum Co.	3,152,488
7,809	Sherwin-Williams Co. (The)	2,098,591
76,377	Steel Dynamics, Inc.	2,717,494

		16,234,820

Media – 2.5%
29,734	Interpublic Group of Cos., Inc. (The)	696,073
129,196	Liberty Global plc Series C*	3,837,121
168,184	Twenty-First Century Fox, Inc. Class A	4,715,879

		9,249,073

Pharmaceuticals, Biotechnology & Life Sciences – 7.1%
48,610	AbbVie, Inc.	3,043,958
10,429	Alexion Pharmaceuticals, Inc.*	1,275,988
3,887	Allergan plc*	816,309
39,911	Amgen, Inc.	5,835,387
10,116	Biogen, Inc.*	2,868,695
36,982	Celgene Corp.*	4,280,667
21,634	Johnson & Johnson	2,492,453
6,813	Mallinckrodt plc*	339,424
69,382	Merck & Co., Inc.	4,084,518
7,320	Thermo Fisher Scientific, Inc.	1,032,852
9,177	Vertex Pharmaceuticals, Inc.*	676,070

		26,746,321

Real Estate Investment Trusts – 1.5%
8,316	American Homes 4 Rent Class A	174,470
42,765	American Tower Corp.	4,519,405
40,931	Forest City Realty Trust, Inc. Class A	853,002

		5,546,877

Common Stocks – (continued)
Retailing – 3.8%
7,864	Amazon.com, Inc.*	$5,896,978
13,415	Best Buy Co., Inc.	572,418
1,574	Expedia, Inc.	178,303
7,686	Kohl’s Corp.	379,535
7,838	Netflix, Inc.*	970,344
1,427	Pool Corp.	148,893
1,009	Priceline Group, Inc. (The)*	1,479,254
61,866	TJX Cos., Inc. (The)	4,647,993

		14,273,718

Semiconductors & Semiconductor Equipment – 4.1%
142,189	Applied Materials, Inc.	4,588,439
31,865	KLA-Tencor Corp.	2,507,138
92,505	Maxim Integrated Products, Inc.	3,567,918
65,926	Texas Instruments, Inc.	4,810,620

		15,474,115

Software & Services – 9.9%
10,776	Accenture plc Class A	1,262,193
48,456	Activision Blizzard, Inc.	1,749,746
6,378	Adobe Systems, Inc.*	656,615
6,244	Alphabet, Inc. Class A*	4,948,058
6,269	Alphabet, Inc. Class C*	4,838,540
13,528	CDK Global, Inc.	807,486
45,221	Citrix Systems, Inc.*	4,038,688
88,322	eBay, Inc.*	2,622,280
44,901	Facebook, Inc. Class A*	5,165,860
4,197	MasterCard, Inc. Class A	433,340
91,381	Microsoft Corp.	5,678,415
44,485	Nuance Communications, Inc.*	662,826
100,047	Oracle Corp.	3,846,807
17,601	Yahoo!, Inc.*	680,631

		37,391,485

Technology Hardware & Equipment – 5.0%
72,659	Apple, Inc.	8,415,365
54,094	CommScope Holding Co., Inc.*	2,012,297
38,323	Harris Corp.	3,926,958
66,026	Hewlett Packard Enterprise Co.	1,527,841
203,251	HP, Inc.	3,016,245

		18,898,706

Telecommunication Services – 4.2%
212,378	AT&T, Inc.(a)	9,032,437
20,565	Level 3 Communications, Inc.*	1,159,044
10,896	T-Mobile U.S., Inc.*	626,629
96,200	Verizon Communications, Inc.	5,135,156

		15,953,266

Transportation – 3.6%
21,152	Alaska Air Group, Inc.	1,876,817
89,749	Delta Air Lines, Inc.	4,414,753
132,465	JetBlue Airways Corp.*	2,969,865
11,230	Norfolk Southern Corp.	1,213,626
42,270	United Continental Holdings, Inc.*	3,080,638

		13,555,699

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Utilities – 3.7%
152,894	AES Corp.	$1,776,628
169,300	CenterPoint Energy, Inc.	4,171,552
136,636	Great Plains Energy, Inc.	3,736,995
159,970	NiSource, Inc.	3,541,736
8,177	PG&E Corp.	496,916
6,996	Xcel Energy, Inc.	284,737

		14,008,564

TOTAL COMMON STOCKS
(Cost $337,447,989)		$369,027,938

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,470,057	0.455%	$1,470,057
(Cost $1,470,057)

TOTAL INVESTMENTS – 98.5%
(Cost $338,918,046)		$370,497,995

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		5,454,021

NET ASSETS – 100.0%		$375,952,016

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	41	March 2017	$4,584,210	$(29,571)

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $337,447,989)	$369,027,938
Investments in affiliated issuers, at value (cost $1,470,057)	1,470,057
Cash	5,793,950
Receivables:
Dividends	371,922
Fund shares sold	88,699
Reimbursement from investment adviser	27,921
Other assets	412
Total assets	376,780,899

Liabilities:
Variation margin on certain derivative contracts	18,243
Payables:
Fund shares redeemed	492,250
Management fees	199,170
Distribution and Service fees and Transfer Agency fees	28,136
Investments purchased	581
Accrued expenses	90,503
Total liabilities	828,883

Net Assets:
Paid-in capital	338,592,066
Undistributed net investment income	344,199
Accumulated net realized gain	5,465,373
Net unrealized gain	31,550,378
NET ASSETS	$375,952,016
Net Assets:
Institutional	$255,565,447
Service	120,386,569
Total Net Assets	$375,952,016
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	14,476,789
Service	6,795,942
Net asset value, offering and redemption price per share:
Institutional	$17.65
Service	17.71

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2016

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $1,520)	$7,057,967
Securities lending income — affiliated issuer	3,800
Dividends — affiliated issuers	2,655
Total investment income	7,064,422

Expenses:
Management fees	2,315,394
Distribution and Service fees — Service Shares	296,646
Printing and mailing costs	84,980
Transfer Agency fees(a)	74,684
Professional fees	67,661
Custody, accounting and administrative services	61,912
Trustee fees	15,345
Other	12,279
Total expenses	2,928,901
Less — expense reductions	(283,723)
Net expenses	2,645,178
NET INVESTMENT INCOME	4,419,244

Realized and unrealized gain (loss):
Net realized gain from:
Investments	19,077,760
Futures contracts	498,926
Net change in unrealized gain (loss) on:
Investments	13,587,947
Futures contracts	(25,950)
Net realized and unrealized gain	33,138,683
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,557,927

(a) Institutional and Service Shares incurred Transfer Agency fees of $50,954 and $23,730, respectively.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

From operations:
Net investment income	$4,419,244	$5,175,212
Net realized gain	19,576,686	11,268,621
Net change in unrealized gain (loss)	13,561,997	(17,308,308)
Net increase (decrease) in net assets resulting from operations	37,557,927	(864,475)

Distributions to shareholders:
From net investment income
Institutional Shares	(3,237,561)	(3,792,329)
Service Shares	(1,277,330)	(1,391,634)
From net realized gains
Institutional Shares	(8,734,468)	(16,773,187)
Service Shares	(4,117,588)	(7,603,702)
Total distributions to shareholders	(17,366,947)	(29,560,852)

From share transactions:
Proceeds from sales of shares	15,918,402	19,987,592
Reinvestment of distributions	17,366,947	29,560,852
Cost of shares redeemed	(69,293,004)	(78,448,750)
Net decrease in net assets resulting from share transactions	(36,007,655)	(28,900,306)
TOTAL DECREASE	(15,816,675)	(59,325,633)

Net assets:

Beginning of year	391,768,691	451,094,324
End of year	$375,952,016	$391,768,691
Undistributed net investment income	$344,199	$451,593

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)		Total from investment operations	From net investment Income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - Institutional	$16.71	$0.22	$1.58		$1.80	$(0.23)	$(0.63)	$(0.86)	$17.65	10.70%	$255,565	0.64%	0.70%	1.25%	204%
2016 - Service	16.77	0.18	1.59		1.77	(0.20)	(0.63)	(0.83)	17.71	10.44	120,387	0.85	0.95	1.04	204
2015 - Institutional	18.12	0.23	(0.27)		(0.04)	(0.25)	(1.12)	(1.37)	16.71	(0.20)	269,238	0.64	0.71	1.29	200
2015 - Service	18.17	0.20	(0.28)		(0.08)	(0.20)	(1.12)	(1.32)	16.77	(0.41)	122,531	0.85	0.96	1.08	200
2014 - Institutional	16.52	0.21	2.47		2.68	(0.26)	(0.82)	(1.08)	18.12	16.37	312,370	0.65	0.71	1.21	214
2014 - Service	16.55	0.18	2.47		2.65	(0.21)	(0.82)	(1.03)	18.17	16.18	138,725	0.86	0.96	1.01	214
2013 - Institutional	12.14	0.20	4.35		4.55	(0.17)	—	(0.17)	16.52	37.52	307,589	0.65	0.71	1.36	207
2013 - Service	12.16	0.17	4.35		4.52	(0.13)	—	(0.13)	16.55	37.23	125,748	0.86	0.96	1.15	207
2012 - Institutional	10.80	0.20	1.36	(d)	1.56	(0.22)	—	(0.22)	12.14	14.42 (d)	262,759	0.64	0.72	1.71	134
2012 - Service	10.82	0.18	1.35	(d)	1.53	(0.19)	—	(0.19)	12.16	14.10 (d)	99,892	0.85	0.97	1.51	134

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share and 0.07% of average net assets. Excluding such payment, the total return would have been 14.32% and 14.01%, respectively.

The accompanying notes are an integral part of these financial statements.	16

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2016

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2016

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$369,027,938	$—	$—
Investment Company	1,470,057	—	—
Total	$370,497,995	$—	$—
Liabilities(b)
Futures Contracts	$(29,571)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2016. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

4.    INVESTMENTS IN DERIVATIVES (continued)

The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on certain derivative contracts	$—	Variation margin on certain derivative contracts	$(29,571)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2016 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and /or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$498,926	$(25,950)	41

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2016.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.62%	0.59%	0.56%	0.55%	0.54%	0.62%

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended December 31, 2016, GSAM waived $1,347 of the Fund’s management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. The distribution and service fee waiver will remain in place through

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2016

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

at least April 29, 2017, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2016, Goldman Sachs waived $47,464 in distribution and service fees for the Fund’s Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2016, GSAM reimbursed $227,235 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2016, custody fee credits were $7,677.

E.  Line of Credit Facility — As of December 31, 2016, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2016, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2016:

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016	Dividend Income
$—	$20,877,486	$(19,407,429)	$1,470,057	$2,655

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2016 were $746,616,849 and $793,907,673, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

7.    SECURITIES LENDING (continued)

on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. Prior to September 30, 2016, the cash collateral had been invested in the Goldman Sachs Financial Square Money Market Fund. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund. The Fund currently has no borrowing outstanding at December 31, 2016.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral is at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2016 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2016 are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the fiscal year ended December 31, 2016
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of 12/31/16
$421	$213	$—

The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Money Market Fund for the fiscal year ended December 31, 2016:

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016
$754,400	$3,771,127	$(4,525,527)	$—

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2016

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2016 was as follows:

	2015	2016
Distributions paid from:
Ordinary income	$13,481,690	$7,477,447
Net long-term capital gains	16,079,162	9,889,500
Total taxable distributions	$29,560,852	$17,366,947

As of December 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$5,088,733
Undistributed long-term capital gains	1,958,418
Total undistributed earnings	$7,047,151
Timing differences (Deferred REIT Distributions)	12,659
Unrealized gains — net	30,300,140
Total accumulated gains — net	$37,359,950

As of December 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$340,197,855
Gross unrealized gain	37,177,379
Gross unrealized loss	(6,877,239)
Net unrealized security gain	$30,300,140

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $11,747 from undistributed net investment income to accumulated net realized gain (loss). This reclassification has no impact on the NAV of the Fund and results primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies, or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

9.    OTHER RISKS (continued)

derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of an ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2016

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	316,144	$5,403,266	430,772	$7,764,027
Reinvestment of distributions	671,831	11,972,029	1,232,945	20,565,516
Shares redeemed	(2,619,254)	(44,715,813)	(2,794,030)	(50,484,586)
	(1,631,279)	(27,340,518)	(1,130,313)	(22,155,043)
Service Shares
Shares sold	615,221	10,515,136	671,118	12,223,565
Reinvestment of distributions	301,729	5,394,918	537,356	8,995,336
Shares redeemed	(1,427,118)	(24,577,191)	(1,538,497)	(27,964,164)
	(510,168)	(8,667,137)	(330,023)	(6,745,263)
NET DECREASE	(2,141,447)	$(36,007,655)	(1,460,336)	$(28,900,306)

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of the

Goldman Sachs U.S. Equity Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs U.S. Equity Insights Fund (the “Fund”), a fund of the Goldman Sachs Variable Insurance Trust, as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2017

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended December 31, 2016 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*
Institutional
Actual	$1,000	$1,088.40		$3.36
Hypothetical 5% return	1,000	1,021.92	+	3.25
Service
Actual	1,000	1,087.20		4.46
Hypothetical 5% return	1,000	1,020.86	+	4.32

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.64% and 0.85% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the Board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2016, 55.27% of the dividends paid from net investment company taxable income by the U.S. Equity Insights Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Insights Fund designates $9,889,500, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2016.

32

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Caroline L. Kraus, Secretary
James A. McNamara
Jessica Palmer
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund.

© 2017 Goldman Sachs. All rights reserved.

VITUSAR-17/81100-TMPL-02/2017-468821/8K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust (“GSVIT”):

Table 1 – Items 4(a) - 4(d)

	2016	2015	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers (“PwC”)	$466,305	$442,044	Financial statement audits.
Audit-Related Fees
PwC	$—	$10,000	Other attest services.
Tax Fees
PwC	$116,270	$116,270	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns.

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the GSVIT’s * that were pre-approved by the GSVIT’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2016	2015	Description of Services Rendered
Audit-Related Fees
PwC	$1,653,616	$1,653,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of GSVIT sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2016 and December 31, 2015 by PwC were approximately $116,270 and $126,270, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2015 and December 31, 2014 by PwC were approximately $14.4 million and $10.2 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2016. With regard to the aggregate non-audit fees billed to GSVIT’s adviser and service affiliates, the 2015 and 2014 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GSVIT’s operations or financial reporting.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on February 27, 2015.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 22, 2017

/s/ Scott McHugh
By: Scott McHugh
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: February 22, 2017